Exhibit 10.58

AGREEMENT AND PLAN OF MERGER

among

MIDWEST SHOPPES INTERMEDIATE HOLDING CORP.,

MIDWEST SHOPPES INTEGRATED, INC.,

GORDMANS, INC.

and

JEFFREY J. GORDMAN

Dated as of September 5, 2008

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Exhibit:
Exhibit A	Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Option Cancellation Agreement
Exhibit C	Adjusted Unfunded Deferred Compensation Amount
Exhibit D	Form of Letter of Transmittal
Exhibit E	Form of Significant Stockholders Agreement
Exhibit F	Calculation of Working Capital and Indebtedness
Exhibit G	Landlord Receivables Schedule
Exhibit H	Effective Date Aggregate Merger Consideration and Effective Date Per Share
Merger Consideration
Exhibit I	Paying Agent Agreement

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INDEX OF DEFINED TERMS

Defined Term	Section
Accounting Principles	Section 11.2
Acquisition Proposal	Section 6.5
Adjusted Unfunded Deferred Compensation Amount	Section 11.2
Affiliate	Section 11.2
Aggregate Merger Consideration	Section 11.2
Agreement	Introduction
Antitrust Laws	Section 11.2
Beneficial Owner	Section 11.2
Beneficially Owned	Section 11.2
Board	Preamble
Book Entry Shares	Section 2.4(d)
Business Day	Section 11.2
Capitalization Date	Section 3.3
Certificate of Merger	Section 1.2
Certificates	Section 2.4(d)
Closing	Section 1.2
Closing Date	Section 1.2
COBRA	Section 3.11(k)
Code	Section 3.11(c)
Collected Landlord Receivables	Section 11.2
Company	Introduction
Company Common Stock	Section 2.1(a)
Company Disclosure Schedule	Section 11.2
Company Employees	Section 6.6(a)
Company Intellectual Property	Section 3.18(b)
Company Plans	Section 3.11(a)
Company Requisite Vote	Section 3.4
Company Securities	Section 3.3
Company Stock Plans	Section 3.3
Company Termination Date	Section 8.1(c)
Company Transaction Expenses	Section 11.2
Company’s Tax	Section 10.1(b)
Confidentiality Agreement	Section 6.4(c)
Contract	Section 3.5(a)
Control	Section 11.2
Controlled	Section 11.2
Controlled By	Section 11.2
D&O Tail Policies	Section 6.7
DGCL	Preamble
Dissenting Shares	Section 2.3(a)
Effective Date Aggregate Merger Consideration	Section 11.2
Effective Date Per Share Merger Consideration	Section 11.2
Effective Time	Section 1.2
Employee Benefit Plan	Section 3.11(a)

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Defined Term	Section
Encumbrance	Section 11.2
Environmental Laws	Section 3.20(d)
Environmental Permits	Section 3.20(d)
ERISA	Section 3.11(a)
ERISA Affiliate	Section 3.11(d)
Excess Cash	Section 11.2
Fundamental Representations	Section 9.1
GAAP	Section 11.2
Generally Accepted Accounting Principles	Section 11.2
Governmental Approvals	Section 7.1(d)
Governmental Entity	Section 3.5(b)
Ground Lease	Section 3.19(b)(xiv)
Ground Leases	Section 3.19(b)(xiv)
Holdback Funds	Section 11.2
HSR Act	Section 4.4(b)
Indebtedness	Section 11.2
Indemnified Parties	Section 6.7
Indemnitee	Section 11.2
Indemnity Matters	Section 9.2
Information Statement	Section 6.2(a)
Intellectual Property	Section 3.18(b)
IRS	Section 3.11(b)
July End Date	Section 11.2
July Financial Statements	Section 11.2
July Fiscal Period	Section 11.2
Knowledge	Section 11.2
Landlord Receivables	Section 11.2
Leased Real Property	Section 3.19(b)
Leases	Section 3.19(b)
Legal Proceeding	Section 11.2
Letter of Transmittal	Section 2.4(d)
Liability	Section 11.2
Licenses	Section 3.7(a)
Listed Company Intellectual Property	Section 3.18(a)
Losses	Section 11.2
Material Adverse Effect	Section 11.2
Material Contract	Section 3.21(a)
Materials of Environmental Concern	Section 3.20(d)
Merger	Preamble
Merger Sub	Introduction
Multiemployer Plan	Section 3.11(a)
Option	Section 2.2
Option Cancellation Agreements	Section 2.2
Option Consideration	Section 3.3
Optionholder Information Statement	Section 6.2(b)

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Defined Term	Section
Outstanding Shares	Section 3.3
Owned Real Property	Section 3.19(a)
Parent	Introduction
Parent Disclosure Schedule	Section 11.2
Parent Plan	Section 6.6(b)
Parent Termination Date	Section 8.1(c)
Paying Agent	Section 2.4(a)
Paying Agent Agreement	Section 7.2
Permitted Encumbrances	Section 3.19(a)(i)
Per Share Merger Consideration	Section 11.2
Person	Section 11.2
Pre-Closing Tax Period	Section 10.1(a)
Real Property	Section 3.19
Register Cash	Section 11.2
Representatives	Section 6.5
Retention Agreements	Section 11.2
Revolver Indebtedness	Section 11.2
Share	Section 2.1(a)
Significant Stockholders	Section 11.2
Special Committee	Preamble
Stockholders	Section 9.2
Stockholders’ Representative	Section 9.5(a)
Straddle Period	Section 10.1(b)
Subsidiaries	Section 11.2
Subsidiary	Section 11.2
Surviving Corporation	Section 1.1
Tax Incentives	Section 7.2(q)
Tax Return	Section 3.14(b)
Tax Statute of Limitations	Section 10.4
Taxes	Section 3.14(b)
Third Party Approvals	Section 7.2(g)
Third Party Claim	Section 9.4
Trusts	Section 11.2
Under Common Control With	Section 11.2
Unused Retention Amount	Section 6.12
WARN Act	Section 3.12
Working Capital	Section 11.2

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AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of September 5, 2008 (this “Agreement”), is among MIDWEST SHOPPES INTERMEDIATE HOLDING CORP., a Delaware corporation (“Parent”), MIDWEST SHOPPES INTEGRATED, INC., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), GORDMANS, INC., a Delaware corporation (the “Company”), and JEFFREY J. GORDMAN, as Stockholders’ Representative.

WHEREAS, the Board of Directors of the Company (the “Board”), upon the recommendation of the special committee of the Board (the “Special Committee”), has (i) determined that it is in the best interests of the Company and the Stockholders, and declared it advisable, for the Company to enter into this Agreement with Parent and Merger Sub providing for the merger (the “Merger”) of Merger Sub with and into the Company in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), upon the terms and subject to the conditions set forth herein, (ii) approved this Agreement in accordance with the DGCL, upon the terms and subject to the conditions set forth herein, and (iii) resolved to recommend adoption of this Agreement by the Stockholders; and

WHEREAS, the Boards of Directors of Parent and Merger Sub have each approved, and the Board of Directors of Merger Sub has declared it advisable for Merger Sub to enter into, this Agreement providing for the Merger in accordance with the DGCL, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger.

Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, at the Effective Time (as defined below), Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).

Section 1.2 Closing; Effective Time.

Subject to the provisions of Article VII, the closing of the Merger (the “Closing”) shall take place at the offices of Husch Blackwell Sanders LLP, 1620 Dodge Street, Suite 2100, Omaha, NE, as soon as practicable, but in no event later than the third Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other place or on such other date as Parent and the Company may mutually agree. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” At the Closing, the Company shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Office of the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with, the relevant provisions of the DGCL (the date and time of the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or such later time as is specified in the Certificate of Merger and as is agreed to by the Company and Parent, being hereinafter referred to as the “Effective Time”) and shall make all other filings required under the DGCL in connection with the Merger.

Section 1.3 Effects of the Merger. From and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.4 Certificate of Incorporation; By-Laws.

(a) At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended so as to read in its entirety as is set forth on Exhibit A annexed hereto, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and as provided by law.

(b) At the Effective Time, the parties hereto shall take all necessary action so that the Bylaws of the Company shall be amended and restated to conform to the Bylaws of Merger Sub in effect immediately prior to the Effective Time. As so restated and amended, such Bylaws shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

Section 1.5 Directors. Parent and Merger Sub shall take all necessary action so that the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time until their successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

Section 1.6 Officers. Parent and Merger Sub shall take all necessary action so that the officers of the Company set forth on Section 1.6 of the Company Disclosure Schedule shall be the officers of the Surviving Corporation immediately after the Effective Time until their successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK

OF THE CONSTITUENT CORPORATIONS

Section 2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

(a) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation;

(b) Each share (a “Share”) of Common Stock, par value $0.01 per share of the Company (the “Company Common Stock”) held in the treasury of the Company and each Share owned by Parent or Merger Sub or any direct or indirect wholly-owned Subsidiary of Parent immediately prior to the Effective Time automatically shall be canceled and retired without any conversion thereof and no payment or distribution shall be made with respect thereto; and

(c) Each Share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.1(b) and any Dissenting Shares (as defined below)) shall be converted into the right to receive (a) the Effective Date Per Share Merger Consideration, payable to the holder thereof, without interest, upon surrender of such Share in the manner provided in Section 2.4, less any required withholding Taxes, and (b) payment by the Stockholders’ Representative of an amount (if any) payable out of the Holdback Funds pursuant to Section 9.5, any Collected Landlord Receivables pursuant to Section 2.4 and Section 9.5 hereof and any Unused Retention Amount pursuant to Section 6.12 and Section 9.5. Upon such conversion, such shares of Company Common Stock shall cease to be outstanding and shall cease to exist, and each certificate or book entry previously evidencing any such shares outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.1(b) and any Dissenting Shares (as defined below)) shall thereafter represent only the right to receive the Per Share Merger Consideration, without interest, less any required withholding, payable in the manner set forth in this Agreement. The holders of certificates or book entries previously evidencing any such shares shall cease to have any rights with respect to such Company Common Stock except as otherwise provided herein or by law.

Section 2.2 Treatment of Options. At the Effective Time, the Company will deliver Option Cancellation Agreements to Parent with respect to each option to purchase shares of Company Common Stock (an “Option”) that is outstanding and unexercised as of the Effective Time (whether vested or unvested), which shall terminate and cancel all outstanding Options as of the Effective Time in exchange for certain consideration set forth therein, less any applicable withholding of Taxes, and shall be substantially in the form attached hereto as Exhibit B (the “Option Cancellation Agreements”).

Section 2.3 Dissenting Shares.

(a) Notwithstanding anything in this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time which are not voted in favor of or consented to the Merger and are held by a Person or Persons who have properly demanded and perfected their rights to be paid the fair value of such Shares in accordance with Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into the right to receive the Per Share Merger Consideration therefor, and the holders thereof shall be entitled with respect to such Shares to only such rights as are granted by Section 262 of the DGCL; provided, however, that if any such holder shall fail to perfect or shall effectively waive, withdraw or lose such holder’s rights under Section 262 of the DGCL with respect to such Shares, such Shares shall thereupon be deemed to have been converted, at the Effective Time, into the right to receive the Per Share Aggregate Merger Consideration, as set forth in Section 2.1 of this Agreement, without any interest thereon, and such Shares will no longer be Dissenting Shares. The parties agree and acknowledge that no Dissenting Shares shall exist at Closing unless Parent in its sole discretion chooses to waive the closing condition set forth in Section 7.2(j).

(b) The Company shall give Parent (i) notice of any appraisal demands received by the Company, withdrawals thereof and any other instruments served pursuant to Section 262 of the DGCL and received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to the exercise of appraisal rights under Section 262 of the DGCL; provided, that upon compliance with the provisions of Section 9.4 with respect to Third Party Claims generally, the Stockholders’ Representative may direct such negotiations and proceedings. Neither the Company nor the Paying Agent shall, except with the prior written consent of Parent or as otherwise required by applicable law, make any payment with respect to any such exercise of appraisal rights or offer to settle or settle any such rights in respect of any Dissenting Share other than for an amount equal to or less than the Per Share Merger Consideration.

Section 2.4 Surrender of Shares and Options; Payment of Aggregate Merger Consideration and Option Consideration.

(a) Prior to the Effective Time, Merger Sub shall appoint a bank or trust company reasonably acceptable to the Company (which may be the Company’s transfer agent) to act as paying agent for the Stockholders in connection with the Merger (the “Paying Agent”) to receive the Effective Date Aggregate Merger Consideration (as defined below) to which the Stockholders shall become entitled pursuant to this ARTICLE II.

(b) At the Effective Time, Parent shall deposit the Holdback Funds with the Stockholders’ Representative to be used by the Stockholders’ Representative as set forth in Section 9.5.

(c) At or immediately prior to the Effective Time, Parent shall deposit (or cause to be deposited) with the Paying Agent an amount equal to the Effective Date Aggregate Merger Consideration. Upon delivery of the Effective Date Aggregate Merger Consideration to the Paying Agent, and the Holdback Funds to the Stockholders’ Representative, Parent, Merger Sub and the Surviving Corporation shall have no further liability or obligation to the Company’s stockholders with respect to the Aggregate Merger Consideration, the Per Share Merger Consideration, or the Effective Date Aggregate Merger Consideration other than the delivery of any Unused Retention Amount promptly after the Surviving Corporation’s good faith determination thereof, and the Collected Landlord Receivables to the Stockholders’ Representative on behalf of the stockholders as set forth below. Upon receipt by Parent or the Surviving Corporation of any portion of the Landlord Receivables other than any Pre-Closing Landlord Receivables, the receiving entity shall promptly, but in any event no later than the later of (A) twenty (20) Business Days after the Closing Date and (B) twenty (20) Business Days after receipt of such Landlord Receivables, remit such funds to the Stockholders’ Representative for distribution in accordance with this Agreement; provided, that Parent and the Surviving Corporation shall not have any obligation to deliver such amounts to the extent that either (x) Parent, Surviving Corporation or any of their Affiliates is in a dispute with the landlord delivering such Landlord Receivables with respect to such Landlord Receivables until such dispute has been fully resolved (amounts withheld to be equal to the amount in dispute, as documented and quantified in good faith by Parent and the Surviving Corporation) or (y) Parent, Surviving Corporation or any of their Affiliates reasonably determines in good faith that the amounts paid by a landlord may not have been paid with respect to such Landlord Receivables. In addition, Parent and the Surviving Corporation may withhold any Collected Landlord Receivables, Unused Retention Amount or any other amounts due to the Stockholders to the extent Parent has notified the Stockholders’ Representative of any claims pursuant to ARTICLE IX or ARTICLE X in the amount of such claims until such dispute has been finally resolved. Furthermore, Parent and the Surviving Corporation may offset any Collected Landlord Receivables, Unused Retention Amount or any other amounts due to the Stockholders against any finally determined amounts owed by the Stockholders to Parent or the Surviving Corporation. Parent and the Surviving Corporation shall use commercially reasonable efforts to pursue such Landlord Receivables (other than Pre-Closing Landlord Receivables); provided, that Parent and the Surviving Corporation shall have no obligation to pursue such receivables to the extent that Parent or the Surviving Corporation reasonably believes pursuing such receivables would be materially detrimental to or materially injure or interfere with the business relationship between such landlord and Parent or the Surviving Corporation. The funds received by the Paying Agent may be invested by the Paying Agent as directed by Merger Sub or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment or losses thereon shall affect the Effective Date Aggregate Merger Consideration payable to the Stockholders and following any losses Parent shall promptly provide additional funds to the Paying Agent for the benefit of the Stockholders in the amount of any such losses and (ii) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Any interest or income produced by, or profit resulting from, such investments will be payable to the Surviving Corporation or Parent, as Parent directs. Notwithstanding any provision to the contrary in this Agreement, any Holdback Funds, Collected Landlord Receivables or Unused Retention Amount delivered to the Stockholders’ Representative shall be deemed to have been delivered to the Stockholders pro rata based upon the ownership of the Company Common Stock as of the Effective Time, and Parent, Merger Sub and the Surviving Corporation shall have no further liability or obligation to the Company’s stockholders. Notwithstanding anything to the contrary set forth herein, none of Parent, Merger Sub or the Surviving Corporation shall have any liability or obligation to pay any portion of the Holdback Funds or Landlord Receivables directly to any Stockholders.

(d) Promptly after receipt of the Company Requisite Vote, the Company shall cause to be mailed to each record holder, of (i) a certificate or certificates which, immediately prior to the Effective Time represented Company Common Stock (the “Certificates”), or (ii) Company Common Stock represented by book entry (“Book Entry Shares”), each as listed on Section 3.3 of the Company Disclosure Schedule, the Information Statement and a Letter of Transmittal in the form of Exhibit D attached hereto (the “Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent, or, in the case of Book Entry Shares, upon adherence to the procedures set forth in the Letter of Transmittal) and instructions for use in effecting the surrender of the Certificates, or in the case of Book Entry Shares, the surrender of such Company Common Stock, for payment of the Effective Date Per Share Merger Consideration in the manner set forth in this Agreement. The Letter of Transmittal will include customary representations, warranties and covenants, including title and ownership and due authorization representations, confidentiality covenants, a waiver of such stockholder’s appraisal rights pursuant to §262 of the Delaware General Corporation Law, and a release of Parent, Merger Sub, the Surviving Corporation and its Affiliates. Upon surrender to the Paying Agent of a Certificate, together with such Letter of Transmittal, or, in the case of Book Entry Shares, the applicable Letter of Transmittal, in either case duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book Entry Shares shall be entitled to receive in exchange therefor the Effective Date Per Share Merger Consideration for each Share formerly represented by such Certificate or Book Entry Shares and such Certificate or book entry shall then be canceled and, subject to Section 2.4(b) and Section 9.5, shall additionally be entitled to receive its pro rata portion of the Holdback Funds, any Collected Landlord Receivables and any Unused Retention Amount held by the Stockholders’ Representative for the benefit of the stockholders pursuant to Section 9.5. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book Entry Shares on the Effective Date Per Share Merger Consideration payable in respect of the Certificates or Book Entry Shares. If payment of such Effective Date Per Share Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book Entry Shares are registered, it shall be a condition of payment that the Certificate or Book Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or be accompanied by all documents required to evidence transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of such Effective Date Per Share Merger Consideration to a Person other than the registered holder of the Certificate or Book Entry Share surrendered or shall have established to the satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.4(d), each Certificate or Book Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration therefor as contemplated by this ARTICLE II (including the Effective Date Per Share Merger Consideration and such stockholder’s portion of the Holdback Funds, Collected Landlord Receivables and Unused Retention Amount delivered to the Stockholders’ Representative on behalf of the Stockholders).

(e) All payments with respect to Options cancelled pursuant to Option Cancellation Agreements as set forth in Section 2.2 above shall be made by the Surviving Corporation as soon as reasonably practicable after the Effective Time. The Company shall not make any payments with respect to Options cancelled pursuant to Option Cancellation Agreements prior to the Effective Time.

(f) At any time following the date that is six (6) months after the Effective Time, the Surviving Corporation shall be entitled to retain, to the extent the Surviving Corporation is acting as the Paying Agent, or require the Paying Agent to deliver to it any funds (including any interest, income or profits received with respect thereto) which have been made available to the Paying Agent and which have not been disbursed to holders of Certificates or Book Entry Shares and, after such funds have been delivered to the Surviving Corporation, such holders shall be entitled to look to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to their pro rata portion of the Effective Date Aggregate Merger Consideration payable upon due surrender of their Certificates or Book Entry Shares. Notwithstanding any provision to the contrary in this Agreement, if the required deliveries of each holder of Company Common Stock shall not have been surrendered prior to the end of the applicable period after the Effective Time under escheat laws (or immediately prior to such earlier date on which any cash would otherwise escheat to or become the property of any Governmental Entity), any such cash shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. All charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Effective Date Aggregate Merger Consideration and the payment of Option Consideration shall constitute Company Transaction Expenses to the extent not paid by the Company prior to the Effective Time. Neither the Surviving Corporation, Parent nor the Paying Agent will be liable to any Person entitled to payment under this Article II for any consideration which is properly delivered to a public official pursuant to any abandoned property, escheat or similar law.

(g) After the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares that were outstanding prior to the Effective Time. After the Effective Time, all Certificates or Book Entry Shares presented to the Surviving Corporation for transfer shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth in, this Article II.

(h) Notwithstanding anything in this Agreement to the contrary, Parent, the Company, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold, without duplication, from the consideration otherwise payable to any former holder of Shares or Options, or the Stockholders’ Representative with respect to such holder, pursuant to this Agreement any amount as may be required to be deducted and withheld with respect to the making of such payment under applicable Tax laws. Parent and the Company shall make any required filings with and payments to taxing authorities relating to any such deduction or withholding. To the extent that amounts are so properly withheld by Parent, the Company, the Surviving Corporation or the Paying Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares or Options, as the case may be, in respect of which such deduction and withholding was made by Parent, the Company, the Surviving Corporation or the Paying Agent, as the case may be. The Letters of Transmittal mailed pursuant to Section 2.4(d) shall include usual and customary documentation regarding backup withholding pursuant to Section 3406 of the Code.

(i) In the event that any Certificate shall have been lost, stolen or destroyed, upon the holder’s compliance with the replacement requirements established by the Paying Agent, including, if necessary, the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the Certificate, the Paying Agent will deliver in exchange for the lost, stolen or destroyed Certificate the portion of the Effective Date Aggregate Merger Consideration payable in respect of the Shares represented by such Certificate pursuant to this Article II.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Parent and Merger Sub that:

Section 3.1 Organization and Qualification; Subsidiaries. The Company and each of its Subsidiaries is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and has all requisite corporate or other organizational power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each of its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary. Section 3.1 of the Company Disclosure Schedule sets forth (a) each jurisdiction in with the Company and each of its Subsidiaries are qualified or licensed as a foreign corporation, and (b) a list of all officers and directors of the Company and each of its Subsidiaries.

Section 3.2 Certificate of Incorporation and By-laws. The Company has heretofore furnished or otherwise made available to Parent a complete and correct copy of the certificate of incorporation and the by-laws of the Company as currently in effect, and the certificate of incorporation, by-laws or similar organizational documents of the Company’s Subsidiaries as currently in effect. Such certificates of incorporation, by-laws and other organizational documents of the Company and its Subsidiaries are in full force and effect and no other organizational documents are applicable to or binding upon the Company and its Subsidiaries. None of the Company and its Subsidiaries is in violation of any provisions of its certificate of incorporation, by-laws or other organizational documents in any material respect. The books of account, minute books, and other records of the Company and each of its Subsidiaries are accurate and complete in all material respects and have been maintained in accordance with sound business practices. The stock record books of the Company and each of its Subsidiaries are accurate and complete in all material respects and have been maintained in accordance with sound business practice; provided that with respect to the records of all issued and outstanding Book Entry Shares, such record books are accurate and complete in all respects. True and complete copies of all minute books and all stock record books of the Company and its Subsidiaries have been heretofore furnished or otherwise made available to Parent.

Section 3.3 Capitalization. The authorized capital stock of the Company consists of 20,000,000 Shares of Company Common Stock. As of September 5, 2008 (the “Capitalization Date”), (i) 16,598,551 Shares of Company Common Stock (disregarding any Shares held by Michael Remsen, which Shares shall be canceled prior to the Closing) were issued and outstanding (the “Outstanding Shares”), all of which were validly issued, fully paid and nonassessable and were issued free of preemptive rights and (ii) an aggregate of 3,353,410 shares of Company Common Stock were reserved for issuance upon or otherwise deliverable in connection with the grant of equity-based awards or the exercise of outstanding Options issued pursuant to the Company’s stock option plans and other incentive plans listed on Section 3.3 of the Company Disclosure Schedule (collectively, the “Company Stock Plans”). The outstanding shares of Company Common Stock owned of record and beneficially by the Persons listed on Section 3.3 of the Company Disclosure Schedule are, to the Knowledge of the Company, free and clear of all Encumbrances except as set forth on Section 3.3 of the Company Disclosure Schedule. Since the close of business on the Capitalization Date, no shares of Company Common Stock have been issued, except for Shares issued pursuant to the exercise of Options in accordance with their terms. The Significant Stockholders collectively own of record and beneficially over 99% of the Company Common Stock. Except as set forth above, as of the date hereof: (A) except as set forth on Section 3.3 of the Company Disclosure Schedule, there are no outstanding options, warrants, calls, puts, preemptive rights, commitments, stock appreciation, phantom stock, profit participation or other rights, agreements, arrangements or commitments of any kind which obligate the Company or any of its Subsidiaries to issue, transfer, sell, purchase, redeem, acquire or deliver any shares of capital stock, voting securities or other equity interests of the Company or any securities or obligations convertible into, exchangeable into, exercisable for or evidencing the right to subscribe for any shares of capital stock, voting securities or other equity interests of the Company or any of its Subsidiaries (collectively, “Company Securities”), and with respect to each option agreement of the Company, Section 3.3 of the Company Disclosure Schedule sets forth the name of the grantee, the grant date, the number of shares issuable upon exercise of the agreement, and the form of option grant agreement used for such option grant agreement; (B) except as set forth on Section 3.3 of the Company Disclosure Schedule, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities; and (C) there are no other options, calls, warrants, puts, preemptive rights, commitments, stock appreciation, phantom stock, profit participation or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party. Section 3.3 of the Company Disclosure Schedule sets forth a complete listing of holders, the number, the exercise price, the term and the vesting schedule of all outstanding and authorized Convertible Securities. All Convertible Securities that are Options have been issued under the Company Stock Plans and all such Options are in substantially the forms set forth on Section 3.3 of the Company Disclosure Schedule. The aggregate payment to be made to the Option holders pursuant to the Option Cancellation Agreements (the “Option Consideration”), as well as its allocation among all of the Company’s outstanding Options, is set forth on Section 3.3 of the Company Disclosure Schedule. Section 3.3 of the Company Disclosure Schedule sets forth the name of each of the Company’s Subsidiaries, the jurisdiction of its incorporation or formation, and the Persons owning the outstanding capital stock or equity interests of each of the Company’s Subsidiaries. Each of the outstanding shares of capital stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable where such concepts are legally applicable and all such shares are owned by one or more of the Company and its wholly-owned Subsidiaries and are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other Encumbrances of any nature whatsoever, except as imposed by virtue of the Credit Agreements (as defined below) or as set forth on Section 3.3 of the Company Disclosure Schedule. Except as set forth on Section 3.3 of the Company Disclosure Schedule, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

Section 3.4 Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to the stockholder approval described in the next sentence, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated other than (a) adoption of this Agreement by the holders of at least seventy-five percent of the Outstanding Shares (the “Company Requisite Vote”), and (b) the filing with the Office of the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing. The Board, with the recommendation of the Special Committee, has approved and declared advisable this Agreement and the transactions contemplated hereby. The only vote of the Stockholders required to adopt this Agreement and approve the transactions contemplated by this Agreement is the Company Requisite Vote. The Company is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Proposal other than this Agreement, and the Company has terminated all discussion with third parties (other than Parent and its Affiliates) regarding an Acquisition Proposal.

Section 3.5 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance of this Agreement by the Company do not and will not (i) conflict with or violate the certificate of incorporation or by-laws of the Company, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (ii) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties are bound, or (iii) except as set forth on Section 3.5(a)(iii) of the Company Disclosure Schedule, result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of modification, termination, cancellation, amendment or acceleration of, or result in the creation of any Encumbrances (other than Encumbrances arising out of this Agreement or restrictions imposed by law) upon any of the assets or properties of the Company or any of its Subsidiaries, under any of the terms, conditions or provisions of any written or oral note, bond, mortgage, indenture, contract, binding commitment, agreement, understanding, lease (including the lease of any store, distribution center, warehouse or corporate offices), license, permit or other instrument or obligation (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties or assets may be bound.

(b) The execution, delivery and performance of this Agreement by the Company and the consummation of the Merger by the Company do not and will not require any consent, approval, authorization or permit of, action by, filing or registration with or notification to, any federal, state, local or foreign legislative, executive or regulatory (including stock exchange) authority, agency, court, commission, or other governmental body (each, a “Governmental Entity”), except for (i) the state securities, takeover, tender offer and “blue sky” laws listed on Section 3.5(b) of the Company Disclosure Schedule, and (ii) the filing with the Office of the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL.

Section 3.6 Title to Assets.

(a) Except as set forth on Section 3.6(a) to the Company Disclosure Schedule, the Company and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, all properties and assets used by it, located on its premises or shown on the balance sheet included in the July Financial Statements or acquired after the date thereof, free and clear of all Encumbrances (other than properties and assets disposed of for fair consideration in the ordinary course of business since the date of the balance sheet included in the July Financial Statements and except for Encumbrances disclosed on the balance sheet included in the July Financial Statements (including any notes thereto) and Permitted Encumbrances). The Company and each of its Subsidiaries has, and will have immediately following the Closing, a valid leasehold interest in or has the valid and enforceable right to use all assets, properties (including the Owned Real Property), rights (including contractual rights), titles or interests, tangible or intangible, necessary for the conduct of its business as presently conducted. Except as set forth on Section 3.6(a) to the Company Disclosure Schedule, none of the Stockholders or their respective Affiliates (other than the Company and its Subsidiaries) owns, utilizes or has any interest in any assets of, or performs any material services for, or on behalf of, or provides any material group purchasing benefits to, or with respect to, the Company and its Subsidiaries.

(b) Except as set forth in Section 3.6(b) to the Company Disclosure Schedule, immediately after the Closing, the Company’s Stockholders, officers, directors and their Affiliates shall not have any right, title or interest in or to any asset, property, title or interest that is used in the operation of the business conducted by the Company and its Subsidiaries.

Section 3.7 Compliance; Aggregate Merger Consideration Calculation; Financial Statements and Disclosures.

(a) Except as set forth on Section 3.7(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is in violation in any material respect of, or has been in violation in any material respect in the past three (3) years of, any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties are bound, including without limitation the Fair and Accurate Credit Transactions Act (15 U.S.C. § 1681 et seq.), and the Company and its Subsidiaries hold and are, in all material respects, in compliance with, all material permits, licenses, certificates of occupancy, franchises, bonds, certificates, registrations, accreditations, authorizations, exemptions, orders, consents, approvals and franchises (“Licenses”) from Governmental Entities required to conduct their respective businesses as now being conducted and for the ownership, occupancy, use and operation of their respective properties and assets, and all such Licenses are in full force and effect. Section 3.7(a) of the Company Disclosure Schedule sets forth a list of all of such Licenses. No notices have been received by the Company or its Subsidiaries revoking, modifying, refusing to renew, providing notice of any violation under, or alleging the failure to hold any of the foregoing. All of such Licenses will be available for use by the Company and its Subsidiaries immediately after the Closing.

(b) The Company has delivered or made available to Parent the audited consolidated financial statements of the Company and its Subsidiaries (including any related notes thereto) for the fiscal years ended February 2, 2008, February 3, 2007 and January 28, 2006 and the related audited statements of income, retained earnings and cash flows of the Company for the years ended February 2, 2008, February 3, 2007 and January 28, 2006, each of which have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries at the respective dates thereof and the consolidated statements of operations, cash flows and changes in stockholders’ equity for the periods indicated. The Company has delivered or made available to Parent the unaudited consolidated financial statements of the Company (including any related notes thereto) for all interim periods from February 2, 2008 through the July End Date, each of which have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated statements of operations and cash flows for the periods indicated (subject to normal period-end adjustments).

(c) The Company has designed such disclosure controls and procedures to provide reasonable assurance that material information relating to the Company, including its Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities.

(d) The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Board (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting known to the Company which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud known to or under investigation by the Company, whether or not material, by any management personnel or by other employees who have a significant role in the Company’s internal controls over financial reporting, each of which disclosures are listed on Section 3.7(d) of the Company Disclosure Schedule.

(e) As of the date hereof, to the Knowledge of the Company, the Company has not identified any material weaknesses in the design or operation of internal controls over financial reporting.

(f) As of the July End Date, Working Capital of the Company was equal to $24,420,000, Excess Cash of the Company was $3,005,000, and Indebtedness of the Company, assuming payment in full on such date, was $25,265,000. Such amounts have been properly derived from the July Financial Statements as more fully set forth on Exhibit F. Section 3.7(f) of the Company Disclosure Schedule sets forth all of the letters of credit and bankers’ acceptances issued for or on account of the Company and its Subsidiaries.

(g) Exhibit H sets forth a good faith estimate by the Company of (i) the Aggregate Merger Consideration, including the components thereof, (ii) the Per Share Merger Consideration, (iii) the Effective Date Aggregate Merger Consideration, and (iv) the resulting Effective Date Per Share Merger Consideration and Option Consideration to be paid to each stockholder and Option holder of the Company pursuant to the Merger and the Option Cancellation Agreements, in each case assuming the Closing Date were the date hereof.

(h) Except as set forth in Section 3.7(h) of the Company Disclosure Schedule, the Company has, for the periods covered under Section 3.7(b) and prior periods, properly accounted for all lease and sale leaseback transactions as set forth under Generally Accepted Accounting Principles.

Section 3.8 Absence of Undisclosed Liabilities. Except as set forth on Section 3.8 of the Company Disclosure Schedule, the Company and its Subsidiaries do not have and will not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when or by whom asserted) arising out of any transaction entered at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than (a) liabilities reflected on the balance sheet included in the July Financial Statements, (b) liabilities and obligations which have arisen after the date of such balance sheet in the ordinary course of business consistent with the past practices of the Company and its Subsidiaries (none of which, to the Company’s Knowledge, is a liability for breach of contract, breach of warranty, tort, infringement, violation of law, claim or lawsuit), and (c) obligations under contracts and commitments described on Section 3.21 of the Company Disclosure Schedule or under contracts and commitments entered into in the ordinary course of business consistent with past practice which are not required to be disclosed on Section 3.21 of the Company Disclosure Schedule pursuant to Section 3.21 below (but not liabilities for any breach of any such contract or commitment occurring on or prior to the Effective Time).

Section 3.9 Absence of Certain Changes or Events. Except as set forth on Section 3.9 of the Company Disclosure Schedule, since February 2, 2008, the Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and the Company and its Subsidiaries have not:

(a) experienced any fact, condition, circumstance, transaction, loss, effect, failure, change, event or occurrence which has had or would reasonably be expected to have, individually or in the aggregate, a material and adverse effect on the Company and its Subsidiaries;

(b) made any change to its Accounting Principles;

(c) made any write-down in the value of its inventory that is material or that is other than in the usual, regular and ordinary course of business consistent with past practice or reversed any accruals (whether or not in the ordinary course of business or consistent with past practice);

(d) made, changed or rescinded any Tax election of the Company or any of its Subsidiaries or settled or compromised any income Tax liability of the Company or any of its Subsidiaries;

(e) made any material change to the Tax accounting principles of the Company or any of its Subsidiaries, except insofar as may have been required by applicable law;

(f) issued any letter of credit;

(g) discharged or satisfied any material Encumbrance or paid any material obligation or Liability, other than current liabilities paid in the ordinary course of business;

(h) purchased, redeemed or otherwise acquired any shares of its capital stock or other equity securities (including any warrants, options or other rights to acquire its capital stock or other equity);

(i) implemented any facility closing or other layoff of employees that could implicate the WARN Act;

(j) suffered any extraordinary losses or waived any rights of material value (whether or not in the ordinary course of business or consistent with past practice) in excess of $100,000 in the aggregate or of any amount in excess of $10,000 after the July End Date;

(k) delayed or postponed the payment of any accounts payable or commissions or any other liability or agreed or negotiated with any party to extend the payment date of any accounts payable or commissions or any other liability or accelerated the collection of (or discounted) any accounts or notes receivable, in an individual or aggregate amount in excess of $50,000 or of any amount in excess of $10,000 after the July End Date;

(l) taken any action or failed to take any action that has, had or would reasonably be expected to have the effect of accelerating to pre-Closing periods sales to customers or other revenues that would otherwise be expected to take place or be incurred after the Closing, other than promotional activities in the ordinary course of business consistent with past practice;

(m) made any charitable or political contributions, or pledges payable, in either event from funds of the Company, therefor exceeding in the aggregate $25,000 or of any amount in excess of $10,000 after the July End Date;

(n) suffered any damage, destruction or casualty loss exceeding in the aggregate $100,000 and whether or not covered by insurance or of any amount in excess of $10,000 after the July End Date;

(o) terminated, extinguished or paid off any Indebtedness;

(p) declared, set aside or made any payment or distribution of cash (including so-called “tax distributions”) or other property to any of its stockholders with respect to such stockholder’s capital stock or otherwise;

(q) made any investment in or taken any steps to incorporate any Subsidiary;

(r) entered into any agreement or arrangement prohibiting or restricting it from freely engaging in any business or otherwise restricting the conduct of its business anywhere in the world;

(s) entered into, amended or terminated any contract other than in the ordinary course of business consistent with past practice, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice, or materially changed any business practice;

(t) taken any action that if taken after the date hereof would violate Article V of this Agreement, whether in writing or otherwise, or agreed to take any such action; or

(u) agreed, whether orally or in writing, to do any of the foregoing.

Section 3.10 Absence of Litigation. Except as disclosed on Section 3.10 of the Company Disclosure Schedule, there are no, nor in the three (3) years preceding the date of this Agreement there have not been any, suits, claims, actions, charges, complaints, material grievances, administrative or other proceedings, arbitrations, mediations or investigations pending, threatened by or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or to which any of the Company or its Subsidiaries’ assets or properties is or would be subject. Except as set forth on Section 3.10 of the Company Disclosure Schedule, (i) neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is or are subject to any order, writ, judgment, injunction, decree, settlement or award; and (ii) there are, and within the prior three (3) years, there have been no governmental audits, inquiries or investigations, or any internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting or employment practices of the Company or any of its Subsidiaries or any malfeasance by any executive officer of the Company. Except as set forth on Section 3.10 of the Company Disclosure Schedule, during the past three (3) years there have been no material citations, fines or penalties heretofore asserted against the Company or any of its Subsidiaries under any federal, state or local law which remain unpaid or which would otherwise bind the assets or properties of the Company or any of its Subsidiaries.

Section 3.11 Employee Benefit Plans.

(a) Section 3.11(a) of the Company Disclosure Schedule contains a true and complete list of each material “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), but excluding any plan that is a “multiemployer plan,” as defined in Section 3(37) of ERISA (“Multiemployer Plan”)), and each other material employee plan, program, policy, agreement or arrangement, including without limitation vacation or sick pay policy, fringe benefit plan, and compensation or severance agreement contributed to, sponsored or maintained by the Company or any of its Subsidiaries as of the date hereof for the benefit of any current, former or retired employee or officer of the Company or any of its Subsidiaries (such plans, programs, policies, agreements and arrangements, collectively, the “Company Plans”).

(b) With respect to each Company Plan, the Company has made available to Parent a current, accurate and complete copy thereof (or, if a plan is not written, a written description thereof) and, to the extent applicable, (i) any related trust or custodial agreement, insurance contract or other funding instrument, (ii) the most recent determination letter, if any, received from the Internal Revenue Service (the “IRS”), (iii) any summary plan description and (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any.

(c) Except for the nonqualified deferred compensation plans described on Section 3.11(c) of the Company Disclosure Schedule, each Company Plan has been established, funded and administered in all material respects in accordance with its terms and with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable laws, rules and regulations.

(d) Neither the Company nor any ERISA Affiliate maintains, sponsors, contributes to, has any obligation to contribute to, or has any liability or potential liability under or with respect to (i) any Multiemployer Plan as to which the Company or any of its Subsidiaries incurred any withdrawal liability under Title IV of ERISA, or (ii) any “defined benefit plan” as defined in Section 3(35) of the Code or Section 302 of Title IV of ERISA. For purposes of this Agreement, “ERISA Affiliate” means each entity that is treated as a single employer with the Company or any of its Subsidiaries for purposes of Section 414 of the Code. Neither the Company nor any of its Subsidiaries has any liability with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) solely by reason of being treated as a single employer under Section 414 of the Code with any trade, business or entity other than the Company and its Subsidiaries.

(e) With respect to each Company Plan, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened and the Company has no Knowledge of any facts that would give rise to or could reasonable be expected to give rise to any such action, suit or claim.

(f) With respect to each Company Plan, all contributions (including all employer contributions and employee salary reduction contributions) that are due have been made within the time periods prescribed by ERISA and the Code except such contributions the failure to make a timely payment of which, individually or in the aggregate, would not reasonably be expected to result in a liability to the Company in excess of $25,000, and all contributions for any period ending on or before the Closing Date that are not yet due have been made or properly accrued in accordance with GAAP except such contributions the failure to make a timely payment of which, individually or in the aggregate, would not reasonably be expected to result in a liability to the Company in excess of $25,000. No Company Plan has any material unfunded liability not accurately reflected on the Company’s balance sheet.

(g) Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a determination letter to that effect from the Internal Revenue Service (or has adopted a pre-approved plan document and may rely on the approval letter issued to the prototype or volume submitter sponsor) and, to the Knowledge of the Company, no circumstances exist which would reasonably be expected to materially adversely affect such qualification or exemption.

(h) Except as set forth in Section 3.11(h) of the Company Disclosure Schedule, the execution, delivery of and performance by the Company of its obligations under the transactions contemplated by this Agreement will not constitute an event under any Company Plan or any trust or loan related to any of those plans or agreements that will or may result in any payment, acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Employee.

(i) Neither the Company nor its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that would not be deductible under Section 280G of the Code.

(j) Each Company Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has complied in all material respects with the applicable provisions of Section 409A of the Code and guidance of the Internal Revenue Service provided thereunder.

(k) No Company Plan provides health or other welfare benefits to former employees of the Company or any of its Subsidiaries other than as required by Part 6 of Title I of ERISA, Section 4980B of the Code or any similar state law (“COBRA”).

(l) Each Person who has received compensation for the performance of services on behalf of the Company or any of its Subsidiaries has been properly classified as an employee or independent contractor in material compliance with applicable Law and each Company Benefit Plan has complied with the “leased employee” provisions of the Code.

Section 3.12 Labor and Employment Matters. Except as disclosed on Section 3.12 of the Company Disclosure Schedule: (a) there are no, and in the three (3) years preceding the date of this Agreement have been no, unfair labor practice charges or complaints pending against the Company or any Subsidiary before the National Labor Relations Board or any other labor relations tribunal or authority; (b) there are no, and in the three (3) years preceding the date of this Agreement have been no, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries; (c) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement; (d) there are not, to the Knowledge of the Company, any union organizing or decertification activities underway or threatened concerning any employees of the Company or any of its Subsidiaries; (e) there are no material employment, consulting or severance agreements or arrangements with any of the Company’s present or former directors, officers or other employees; (f) there are no written personnel policies, rules or procedures applicable to employees of the Company; (g) to the Knowledge of the Company, no executive or employee at the store manager level or above (A) has any present intention to terminate their employment, or (B) is a party to any confidentiality, non-competition, proprietary rights or other such agreement between such employee and any other Person besides the Company that would be material to the performance of such employee’s employment duties, or the ability of the Company to conduct its business; and (h) within the past three (3) years, the Company has not implemented any plant closing or layoff of employees that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar foreign, state or local law, regulation or ordinance (collectively, the “WARN Act”).

Section 3.13 Insurance. Section 3.13 of the Company Disclosure Schedule contains a list and description of all material insurance policies existing on the date hereof relating to the assets of the Company and its Subsidiaries or the business or employees of the Company and its Subsidiaries. All material insurance policies of the Company and its Subsidiaries (a) are in full force and effect and provide insurance in such amounts and against such risks as is typical of the industry in which the Company and its Subsidiaries operate, (b) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies; and (c) no written notice of cancellation or termination has been received with respect to any such policy.

Section 3.14 Tax Matters.

(a) Except as set forth on Section 3.14(a) of the Company Disclosure Schedule, (i) the Company and its Subsidiaries have timely filed or caused to be filed all Tax Returns required to be filed by the Company and its Subsidiaries by the date hereof; (ii) all such Tax Returns are true, complete and accurate in all material respects; (iii) all Taxes due and payable by the Company and its Subsidiaries (whether or not shown or required to be shown on any Tax Return) have been paid, and the Company and each of its Subsidiaries has withheld and paid over to the appropriate taxing authority all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party; (iv) the unpaid Taxes of the Company and its Subsidiaries did not as of the date of the most recent financial statements exceed the reserve for Taxes (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet contained in such financial statements (rather than in any notes thereto); (v) neither the Company nor any of its Subsidiaries has requested or been granted an extension of time for filing any Tax Return which has not yet been filed; (vi) neither the Company nor any of its Subsidiaries has consented to extend to a date later than the date hereof the time in which any

Tax may be assessed or collected by any taxing authority; (vii) neither the Company nor any of its Subsidiaries has received written notice of any action, suit, proceeding, investigation, claim or audit against, or with respect to, any Taxes (including any claim by a taxing authority in a jurisdiction where the Company or its Subsidiaries is or may be subject to Taxes assessed by such jurisdiction); (viii) there are no Encumbrances for Taxes (other than Encumbrances for Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries; (ix) neither the Company nor any of its Subsidiaries has (A) been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (B) any liability for the Taxes of any Person (other than any of the Company and its Subsidiaries) under Treasury Regulation §1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise; (x) neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Code §7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (C) intercompany transactions or any excess loss account described in Treasury Regulations under Code §1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; or (E) prepaid amount received on or prior to the Closing Date; and (xi) neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code §355 or Code §361.

(b) For purposes of this Agreement, “Taxes” shall mean any taxes of any kind whatsoever, including but not limited to those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, estimated, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property, escheat or unclaimed property or windfall profits taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental taxing authority, domestic or foreign. For purposes of this Agreement, “Tax Return” shall mean any return, declaration, report, claims for refund, information return or statement required to be filed with any governmental taxing authority with respect to Taxes, including any schedule or attachment thereto or amendment thereof filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

Section 3.15 Information Statements. None of the information supplied or to be supplied by the Company or its Subsidiaries for inclusion or incorporation by reference in (i) the Optionholder Information Statement sent to the Option holders of the Company with respect to the Option Cancellation Agreements, or (ii) the Information Statement to be sent to the shareholders of the Company after the Company Requisite Vote is obtained by written consent will, at the date it is first mailed to the Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided that financial information regarding Parent, Merger Sub or Surviving Corporation which is supplied by Parent or the Merger Sub shall not be deemed to be information supplied by the Company or its Subsidiaries.

Section 3.16 Brokers. No agent, broker, finder, financial advisor, investment banker or other firm or Person, other than Harris Williams & Co., the financial advisor to the Special Committee of the Board of Directors, is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement. Except as set forth on Section 3.16 of the Company Disclosure Schedule, there are no special bonuses, change in control payments, sale bonus or other similar compensation payable to any Person, including any stockholder or Option holder of the Company, or any current or former employee of the Company or any Company Subsidiary, in connection with the transactions contemplated hereby, or which may be payable to any Person at any point after the Closing upon certain events or circumstances occurring at or after the consummation of the transactions contemplated by this Agreement or at or after the termination of employment of any Person (including without limitation any severance based upon termination of employment after a change in control or failure to promote an employee to fill a vacancy).

Section 3.17 Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition” or other similar antitakeover statute or regulation enacted under state or federal laws in the United States applicable to the Company is applicable to the Merger or the other transactions contemplated hereby.

Section 3.18 Intellectual Property.

(a) Section 3.18(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of all of the following material intellectual property owned by the Company or any of its Subsidiaries: (a) U.S. registered trademarks applications and foreign registered trademarks and applications, (b) internet domain names, (c) U.S. and foreign patents and patent applications, and (d) U.S. and foreign registered copyrights (collectively, the “Listed Company Intellectual Property”). One or more of the Company and its Subsidiaries is the owner of all right, title and interest in and to each item of the Listed Company Intellectual Property. The Company and its Subsidiaries own all right, title and interest in and to, and have a valid and enforceable license to use, all Intellectual Property (as defined below) used in their businesses as currently conducted, and all such Intellectual Property shall be owned or available for use by the Company immediately after the Closing on terms and conditions identical to those under which the Company owned or used such Intellectual Property prior to the Closing.

(b) Except as set forth in Section 3.18(b) of the Company Disclosure Schedule, (i) no action, suit proceeding or claim is pending or, to the Knowledge of the Company, is threatened, by any Person alleging that the businesses of the Company or its Subsidiaries as currently conducted infringe or misappropriate any patent, invention, copyright, software, trademark, service mark, domain name, trade name, trade dress, trade secret or other intellectual property right of any kind or nature (“Intellectual Property”) of a third party; (ii) neither the Company nor any of its Subsidiaries is infringing, misappropriating or otherwise violating, and neither the Company nor any of its Subsidiaries has, in the last three (3) years infringed, misappropriated or otherwise violated any Intellectual Property of a third party; and (iii) there are no pending claims asserted or threatened by the Company or any of its Subsidiaries of infringement or misappropriation by a third party of any Intellectual Property owned by the Company or its Subsidiaries, including each item of Listed Company Intellectual Property (the “Company Intellectual Property”), and, to the Knowledge of the Company, no third party is engaging in any activity that infringes, misappropriates or otherwise violates any Company Intellectual Property. Except as set forth on Section 3.18(b) of the Company Disclosure Schedule, the Company and its Subsidiaries have taken all steps necessary and reasonable under the circumstances to protect, maintain and enforce its and their Company Intellectual Property.

(c) The Company has, and its Subsidiaries have, complied with, and the Company is and its Subsidiaries are presently in compliance in all material respects with, the Payment Card Industry Data Security Standard and all regulations of the credit card industry and its member banks regarding the collection, storage, processing, and disposal of credit card data to the extent applicable to the Company and its Subsidiaries. Except as set forth in Section 3.18(c) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company has Knowledge of any incident in which personal information of its consumers was or may have been stolen or improperly accessed, and the Company is not aware of any breach of security or any notices or complaints from any person regarding improper disclosure of personal information.

Section 3.19 Real Property. The Owned Real Property, Leased Real Property and Ground Lease Property, as hereinafter defined (together, the “Real Property”) identified in Section 3.19 of the Company Disclosure Schedule comprise all of the real property (owned or leased) used in the Company’s business. The Company and its Subsidiaries are not a party to any agreement to purchase or lease any other real property or interest therein other than letters of intent regarding potential leases.

(a) Owned Real Property. Section 3.19(a) of the Company Disclosure Schedule sets forth a true and complete list (including store number, if applicable, owner, street address and legal description, of each property) of all the real property owned in fee simple by the Company or its Subsidiaries, consisting of land, together with all buildings, structures, improvements and fixtures located thereon, and all easements, rights of way, licenses, privileges, air rights and other rights and interests appurtenant thereto, which land is used primarily in connection with the business (the “Owned Real Property”). With respect to each Owned Real Property:

(i) The Company or one of its Subsidiaries has good, marketable and insurable indefeasible fee simple title to the Owned Real Property free and clear of all Encumbrances, except Permitted Encumbrances. “Permitted Encumbrances” shall mean (i) Encumbrances disclosed on Section 3.19(a) of the Company Disclosure Schedule with respect to such Owned Real Property, which Section 3.19(a) of the Company Disclosure Schedule sets forth all unrecorded Encumbrances affecting the Owned Real Property; (ii) Encumbrances for real property or ad valorem Taxes not yet delinquent, or which are being contested in good faith by appropriate proceedings and for which sufficient amounts have been reserved; (iii) statutory Encumbrances arising by operation of Law with respect to a liability that is not yet due and payable; (iv) any Laws, including zoning regulations and building codes, affecting the Real Property; (v) with respect to any Leased Real Property, all ground leases, mortgages, deeds of trust or other encumbrances to which the underlying fee estate in such real property is subject; (vi) landlord liens for rent not yet due and payable; and (vii) existing easements, rights-of-way, restrictions, reciprocal easement agreements and other Encumbrances and matters which are either (A) currently of record, (B) could be disclosed by an ALTA survey, or (C) in respect of properties or assets of the Company and its Subsidiaries, taken individually or in the aggregate, are not material, or do not adversely affect the present or future value, occupancy, ownership, use or operations of such properties or assets.

(ii) Except for Permitted Encumbrances, neither the Company nor any of its Subsidiaries has leased, subleased, licensed or otherwise granted to any person the right to possess, use or occupy the Owned Real Property or any portion thereof;

(iii) there are no outstanding options or rights of first refusal or other agreements granting to any person or entity any right to purchase or lease the Owned Real Property (other than the right of Parent and Merger Sub pursuant to this Agreement), or any portion thereof or interest therein;

(iv) neither the Company nor its Subsidiaries has received any written notice of any pending or threatened condemnation proceedings in the nature of eminent domain in connection with any parcel of the Owned Real Property;

(v) there are no agreements, orders, licenses, permits, conditions or, to the Knowledge of the Company and its Subsidiaries, other directives issued by a Governmental Authority which relate to the future use or require any change in the present use or operations of the Owned Real Property other than such agreements, orders, licenses, permits, conditions or directives as to which non-compliance by the Company or its Subsidiaries would not, individually or in the aggregate, have a material and adverse effect on the Company and its Subsidiaries’ use and ownership of the Owned Real Property; and

(vi) neither the Company nor its Subsidiaries has received written notice or otherwise has Knowledge that the use and occupancy of the Owned Real Property and the operation of the Company and its Subsidiaries’ business violate any applicable law, easement, covenant, restriction or similar provision in any instrument of record or other unrecorded agreement affecting the Owned Real Property.

(b) Leased Real Property. Section 3.19(b) of the Company Disclosure Schedule sets forth a true and complete list (including the store number, names of the lessor, lessee, and the address) of all the land, building, fixtures or other real property in which the Company or its any of its Subsidiaries has a leasehold, subleasehold, license, concession or other real property right or interest under the Leases, as hereinafter defined, or which is used by the Company as lessee (collectively, the “Leased Real Property”), and a list of all the leases, subleases, amendments, extensions, renewals, guaranties, licenses, concessions and other agreements (whether written or oral) (collectively, “Leases”) for each such Leased Real Property. The Company has delivered or made available to Buyer a true and complete copy of each such Lease document, and in the case of any oral Lease, a written summary of the material terms of such Lease. Except as set forth on Section 3.19(b) of the Company Disclosure Schedule, with respect to each of the Leases:

(i) each Lease is legal, valid, binding, enforceable in accordance with its terms and in full force and effect;

(ii) the Leases constitute all written and oral agreements of any kind for the leasing, rental, use or occupancy of the Leased Real Property and are the result of bona fide arms length negotiations between the parties;

(iii) except as set forth in Section 3.5 of the Company Disclosure Schedule, the transactions contemplated by this Agreement do not require the consent of or notice to any other party to such Lease, will not result in a breach of or default under such Lease, will not give rise to any recapture or similar rights, and will not otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;

(iv) the Company and its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property have not been disturbed;

(v) to the Company’s Knowledge, there are no disputes with respect to the Leases, no party to any Lease is in breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, could reasonably be expected to constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease;

(vi) neither the Company nor any of its Subsidiaries has granted any option to purchase, right of first refusal, right of first offer, or other agreement granting any person or entity any right to acquire, sublease or use the Leased Real Property;

(vii) no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full;

(viii) the Company does not owe any brokerage commissions or finder’s fee with respect to such Lease;

(ix) there are no unsatisfied capital expenditure requirements or remodeling obligations of the Company other than ordinary maintenance and repair obligations;

(x) the other party to such Lease is not an Affiliate of, and otherwise does not have any economic interest in, the Company;

(xi) the Company has not assigned, transferred, sublet, or granted any person the right to use or occupy such Leased Real Property other than to licensees and concessionaires or granted any other security interest in such Lease or any interest therein;

(xii) the Company has a good and valid leasehold interest in the Leased Real Property free and clear of all Encumbrances other than Permitted Encumbrances;

(xiii) none of the Leases are capital leases except those listed on Section 3.19(b)(xiii) of the Company Disclosure Schedule; and

(xiv) those Leases identified on Section 3.19(b) of the Company Disclosure Schedule with an asterisk (*) are ground leases (each, a “Ground Lease” and collectively, the “Ground Leases”). Either the Company or one of its Subsidiaries owns all buildings and structures on the land encumbered by such Ground Leases subject to and as set forth in the terms of such Ground Leases.

(c) Except as set forth on Section 3.19(c) to the Company Disclosure Schedule, all of the Company and its Subsidiaries’ buildings (including all components of such buildings, structures and other improvements), equipment, machinery, fixtures, improvements and other tangible assets (whether owned or leased) are in good condition and repair (ordinary wear and tear excepted) and are fit for use in the ordinary course of the Company and its Subsidiaries’ business as presently conducted. All such assets have been installed and maintained in all material respects in accordance with all applicable laws, regulations and ordinances.

Section 3.20 Environmental Matters.

(a) Except as set forth on Section 3.20(a) of the Company Disclosure Schedule, (i) the Company and each of its Subsidiaries comply and have complied in the past five (5) years in all material respects with all applicable Environmental Laws (as defined below), and possess and comply with all applicable Environmental Permits (as defined below) required under such laws to operate as they presently operate; (ii) there are no Materials of Environmental Concern (as defined below) at any property formerly owned, or, to the Knowledge of the Company, at any property currently owned or currently or formerly operated by the Company or any of its Subsidiaries, under circumstances that would result in Liability of the Company or any of its Subsidiaries under any applicable Environmental Law; (iii) neither the Company nor any of its Subsidiaries has received any written notification alleging that it is liable for damages or costs, or request for information pursuant to section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act or similar state statute, concerning any release or threatened release of Materials of Environmental Concern at any location except, with respect to any such notification or request for information concerning any such release or threatened release, to the extent such matter has been resolved with the appropriate Governmental Entity; (iv) neither the Company nor any of its Subsidiaries has received any written claim, notice or complaint, or been subject to any proceeding, relating to noncompliance with Environmental Laws or any other Liabilities or obligations arising from Materials of Environmental Concern or pursuant to Environmental Laws, and no such matter has been threatened to the Knowledge of the Company; and (v) neither the Company nor any of its Subsidiaries has manufactured, sold, marketed, installed or distributed products or items containing asbestos or other Material of Environmental Concern so as to give rise to any material liability (contingent or otherwise) under Environmental Laws after application of vendor indemnifications.

(b) The Company has provided to Parent all environmental audits, assessments and reports and all documents materially bearing on environmental, health and safety liabilities, in each case relating to its and its Subsidiaries’ past or current properties or operations with respect to 1994 through the present, that are in its possession or under its reasonable control. The Company has provided Parent with all environmental audits, assessments and reports and all documents materially bearing on environmental, health and safety liabilities, in each case relating to its and its Subsidiaries’ past or current properties or operations that exist to the Company’s actual knowledge with respect to periods prior to 1994, that are in its possession or under its reasonable control.

(c) Notwithstanding any other representations and warranties in this Agreement, the representations and warranties in this Section 3.20 are the only representations and warranties in this Agreement with respect to Environmental Laws or Materials of Environmental Concern.

(d) For purposes of this Agreement, the following terms shall have the meanings assigned below:

“Environmental Laws” shall mean all foreign, federal, state, or local statutes, regulations, ordinances, codes, or decrees and applicable common law protecting the quality of the environment, including ambient air, soil, surface water or groundwater, and worker health and safety, in effect as of the date of or prior to this Agreement.

“Environmental Permits” shall mean all permits, licenses, registrations, and other authorizations required under applicable Environmental Laws.

“Materials of Environmental Concern” shall mean any hazardous, acutely hazardous, or toxic substance or waste, mold, asbestos, oil, petroleum, noise, odors and radiation, each as defined or regulated under Environmental Laws, including the federal Comprehensive Environmental Response, Compensation and Liability Act or the federal Resource Conservation and Recovery Act.

Section 3.21 Contracts.

(a) Section 3.21(a) of the Company Disclosure Schedule contains a complete and accurate list of each Material Contract, true and complete copies of which have been provided or made available to Parent, as well as a summary of all oral Material Contracts. “Material Contract” means any Contract (i) that would qualify as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (ii) containing covenants binding upon the Company or any of its Subsidiaries that materially restrict the ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, could materially restrict the ability of the Surviving Corporation) to compete in any business or with any Person or in any geographic area that is material to the Company and its Subsidiaries, taken as a whole, as of the date hereof, except for any such Contract that may be canceled without penalty by the Company or any of its Subsidiaries upon notice of 90 days or less; (iii) with respect to a material joint venture or material partnership agreement (excluding information technology Contracts); (iv) that would prevent, materially delay or materially impede the Company’s ability to consummate the Merger or the other transactions contemplated by this Agreement; (v) that calls for the payment over the remaining life of the Contract of more than $100,000 in the aggregate; (vi) that continues for a period of more than twelve (12) months from the Closing Date and involves payments in excess of $75,000; (vii) that is an employment agreement containing severance or termination pay Liabilities; (viii) that is a contract under which the Company or any of its Subsidiaries has advanced or loaned money to any other Person (other than the Company’s agreement to reimburse employees for normal and customary moving expenses, in each case in amounts of less than $25,000); (ix) that is an agreement or indenture relating to Indebtedness of the Company or any of its Subsidiaries; (x) that is a lease or agreement under which the Company or any of its Subsidiaries is lessee of or holds or operates (aa) any real property or (bb) any personal property with an initial cost in excess of $50,000 as of the initial date of the lease (as if such property had been purchased on the first day of such lease), which property is owned by any Person other than the Company or any of its Subsidiaries; (xi) that is an assignment, license, indemnification, right to use, or agreement with respect to any intangible property (including any Intellectual Property) by the Company or any of its Subsidiaries (except for any such agreement relating to commercially available, unmodified, off-the-shelf software with a license fee of less than $50,000); (xii) that is a material warranty agreement with respect to its services rendered or its products sold; (xiii) that is an agreement under which it has granted any Person any registration rights (including demand or piggyback registration rights); (xiv) that is a sales, distribution, supply or franchise agreement; (xv) that is a contract regarding voting, transfer or other arrangements related to the Company’s or any of its Subsidiaries’ capital stock or warrants, options or other rights to acquire any of the Company’s or any of its Subsidiaries’ capital stock; (xvi) that involves payments in excess of $75,000 and is not cancelable by the Company or any of its Subsidiaries with notice of less than thirty (30) days and without Liability, penalty or premium; (xvii) that is a settlement, conciliation or similar agreement requiring a payment by the Company or its Subsidiaries in excess of $50,000 or which provides for limitations on the conduct by, or requires conduct by, the Company or any of its Subsidiaries; (xviii) that is a letter of credit; (xix) that is a collective bargaining agreement; (xx) that is a settlement, conciliation or similar agreement with any Governmental Entity or pursuant to which any outstanding obligations would exist after the Closing; or (xxi) that is material to the Company’s or any of its Subsidiaries’ operations and business prospects.

(b) Each of the Material Contracts is valid and binding on the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, on each other party thereto and is in full force and effect without penalty in accordance with its terms, except for immaterial failures to be valid and binding or to be in full force and effect. There is no material default under any Material Contract by the Company or any of its Subsidiaries and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder by the Company or any of its Subsidiaries or would give the other party to the Material Contract the right to terminate or materially modify such Material Contract or impose any penalty, set-off or other charge thereunder. To the Knowledge of the Company, no third party is in breach of any Material Contract, except as set forth on Section 3.21(b) of the Company Disclosure Schedule.

Section 3.22 Affiliate Transactions. Except as set forth on Section 3.22 of the Company Disclosure Schedule, no stockholder, Option holder, officer, director or Affiliate of the Company or any of its Subsidiaries or any immediate family member or Affiliate of any of the foregoing Persons, is a party to any Contract with or binding upon the Company or any of its

Subsidiaries or any of their respective properties or assets or has any interest in any property owned or used by the Company or any of its Subsidiaries or has engaged in any material transaction with any of the foregoing within the last twelve months or provides services to the Company or any Company Subsidiary, other than employment services in the ordinary course of business.

Section 3.23 Suppliers. Section 3.23 of the Company Disclosure Schedule attached hereto sets forth a list of the top fifteen (15) suppliers of the Company and its Subsidiaries (on a consolidated basis) (by volume of purchases from such suppliers), for each of the fiscal years ended January 28, 2006, February 3, 2007 and February 2, 2008 and for the period from February 2, 2008 through and including the July End Date. Neither the Company nor its Subsidiaries have received any indication from any such material supplier to the Company and its Subsidiaries to the effect that, and the Company does not have any reason to believe that, such supplier will stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to the Company and its Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

Section 3.24 Bank Accounts. Section 3.24 of the Company Disclosure Schedule lists all of the Company and its Subsidiaries’ bank accounts (designating each authorized signatory and the level of each signatory’s authorization).

Section 3.25 Names and Locations. Except as set forth on Section 3.25 of the Company Disclosure Schedule, during the five-year period prior to the execution and delivery of this Agreement, the Company, its Subsidiaries and their respective predecessors have not used any name or names under which they invoiced account debtors, maintained records concerning its assets or otherwise conducted business. All of the tangible assets and properties of the Company and its Subsidiaries are located at the locations set forth on Section 3.25 of the Company Disclosure Schedule.

Section 3.26 Product Warranty. Neither the Company nor any of its Subsidiaries has made any express or implied warranties or guarantees to any customer with respect to the products marketed or sold by it, other than to pass along warranties made by its suppliers directly to its customers and implied warranties imposed by operation of laws generally applicable to retailers.

Section 3.27 Promotions Program. Except as described on Section 3.27 of the Company Disclosure Schedule, since January 3, 2007, the Company and its Subsidiaries have not initiated any promotion or discount, rebate or similar programs outside of the ordinary course of business and no such programs are currently in effect.

Section 3.28 Inventory. All of the Company and its Subsidiaries’ inventory as of the July End Date consists of a quantity and quality usable and saleable in the ordinary course of business, subject only to the reserves for inventory write-down, markdowns and/or shrink set forth on the face of the balance sheet included in the July Financial Statements and as determined in accordance with GAAP.

Section 3.29 Disclosure. Neither this Article III, the Company Disclosure Schedule or any of the Exhibits attached hereto nor any of the written statements, documents, certificates or other items prepared and supplied to Parent, Merger Sub or its Affiliates by or on behalf of the Company or its stockholders in connection with the transactions contemplated hereby, when taken together as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF

PARENT AND MERGER SUB

Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that:

Section 4.1 Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to own, operate or lease its properties and to carry on its business as it is now being conducted, except where the failure to have such power or authority will not, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub free and clear of all security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other Encumbrances of any nature whatsoever.

Section 4.2 Certificate of Incorporation and By-Laws. Parent has heretofore furnished or otherwise made available to the Company a complete and correct copy of the certificate of incorporation and the by-laws of each of Parent and Merger Sub as currently in effect. Such certificate of incorporation and by-laws of each of Parent and Merger Sub are in full force and effect and no other organizational documents are applicable to or binding upon Parent and Merger Sub. Neither Parent nor Merger Sub is in violation of any provisions of its certificate of incorporation or by-laws in any material respect.

Section 4.3 Authority. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to the stockholder approval described in the next sentence, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary action by the Boards of Directors of Parent and Merger Sub and, immediately upon the execution hereof, will be duly and validly authorized by written consent of Parent as the sole stockholder of Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the transactions contemplated hereby (other than the filing with the Office of the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL). This Agreement has been duly and validly executed and delivered by Parent and

Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

Section 4.4 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance of this Agreement by Parent and Merger Sub, do not and will not (i) conflict with or violate the respective certificates of incorporation or by-laws of Parent or Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (iv) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which either of them or any of their respective properties are bound or (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of modification, termination, cancellation, amendment or acceleration of, or result in the creation of any Encumbrances (other than Encumbrances arising out of this Agreement or restrictions imposed by law) upon any assets or properties of Parent or Merger Sub under any of the terms, conditions or provisions of any Contracts to which Parent or Merger Sub is a party or by which Parent or Merger Sub or its or any of their respective properties are bound, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, acceleration, loss, right or other occurrence which will not, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation of the transactions contemplated hereby by each of Parent and Merger Sub do not and will not require any consent, approval, authorization or permit of, action by, filing or registration with or notification to, any Governmental Entity, except for (i) the applicable requirements, if any, of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and state securities, takeover and “blue sky” laws, and (ii) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL.

Section 4.5 Absence of Litigation. There are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, other than any such suit, claim, action, proceeding or investigation that will not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby. As of the date hereof, neither Parent nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award that will prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

Section 4.6 Information Statements. None of the information expressly supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Information Statement or the Optionholder Information Statement will, at the date it is first mailed to the Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by the Company or any of its representatives which is contained or incorporated by reference in the Information Statement or the Optionholder Information Statement.

Section 4.7 Brokers. No agent, broker, finder, financial advisor, investment banker or other firm or Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement which would be binding upon the Company prior to the Effective Time or which would constitute Company Transaction Expenses.

Section 4.8 Financing. Parent will have sufficient cash to enable it to deposit with the Paying Agent the Effective Date Aggregate Merger Consideration and to deposit with the Stockholders’ Representative the Holdback Funds.

Section 4.9 Operations of Parent and Merger Sub. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no Liabilities other than in connection herewith or as contemplated herein. Parent intends to file a consolidated U.S. federal income Tax return with the Surviving Corporation after the Closing Date.

Section 4.10 Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Merger or the transactions contemplated hereby. The vote or consent of Parent as the sole stockholder of Merger Sub (which shall have occurred prior to the Effective Time) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement or the Merger or the transactions contemplated hereby.

Section 4.11 No Other Representations or Warranties.

(a) Parent acknowledges that to its knowledge it and its representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company which it and its representatives have desired or requested to review, and that it and its representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company.

(b) Parent acknowledges that neither the Company nor any Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent and its representatives except as expressly set forth in this Agreement or any certificate, schedule, exhibit or document delivered pursuant hereto, and neither the Company nor any other Person shall be subject to any

Liability to Parent or any other Person resulting from the Company’s making available to Parent or Parent’s use of such information, or any information, documents or material made available to Parent in the due diligence materials provided to Parent, including in the “data room,” management presentations (formal or informal) or in any other form in connection with the transactions contemplated by this Agreement. Without limiting the foregoing, except as otherwise expressly set forth in this Agreement or any certificate, schedule, exhibit or document delivered pursuant hereto, the Company makes no representation or warranty to Parent with respect to any financial projections or forecast relating to the Company or any of the Company’s Subsidiaries.

(c) Parent is capable of evaluating the merits and risks of entering into this Agreement and performing the transaction contemplated hereby, and has the capacity to protect its own interests in connection with the transactions contemplated hereby.

(d) Notwithstanding any provision to the contrary in this Agreement, nothing contained herein shall limit (i) subject to ARTICLE IX, the right of Parent or Merger Sub to rely upon any representations or warranties set forth in this Agreement or any certificate, schedule, exhibit or document delivered pursuant hereto or (ii) any claim based on fraud or fraudulent conduct.

ARTICLE V

CONDUCT OF BUSINESS PENDING THE MERGER

Section 5.1 Conduct of Business of the Company Pending the Merger. The Company covenants and agrees that, during the period from the date hereof until the Effective Time, except as expressly contemplated or permitted by this Agreement, or unless Parent shall otherwise agree in advance in writing, the business of the Company and its Subsidiaries shall be conducted in its ordinary course of business consistent in all material respects with past practice and the Company shall use its reasonable best efforts to preserve substantially intact its business organization and its relationships with its suppliers, customers, employees and others with whom they have a material business relationship. The Company shall maintain and repair its assets, including the Owned Real Property, in accordance in all material respects with past practices (normal wear and tear excepted), and shall observe and fulfill all of its obligations under the Leases in all material respects. Between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated or permitted by this Agreement or as set forth on Section 5.1 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries shall without the prior written consent of Parent (which consent, solely for purposes of this Section 5.1, may be granted via email communications from officers of Parent):

(a) amend or otherwise change its certificate of incorporation or by-laws or any similar organizational documents;

(b) issue, deliver, sell, pledge, dispose of or encumber any shares of capital stock, ownership interests or voting securities, or any options, warrants, convertible securities or other rights of any kind to acquire or receive any shares of capital stock, any other ownership interests or any voting securities (including but not limited to stock appreciation rights, phantom stock or similar instruments), of the Company or any of its Subsidiaries, except for the issuance of Shares upon the exercise of Options or in connection with other stock-based awards outstanding as of the date hereof, in each case, in accordance with the terms of any applicable Company Plan;

(c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except for any dividend or distribution by a Subsidiary of the Company paid or payable solely to the Company;

(d) reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire any shares of capital stock of the Company (other than the acquisition of Shares tendered by holders of Options in connection with a cashless exercise of Options or in order to pay Taxes in connection with the exercise of Options pursuant to the terms of a Company Plan), or reclassify, combine, split or subdivide any capital stock or other ownership interests of any of the Company’s Subsidiaries;

(e)(i) acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) in whole or in part any corporation, partnership or other business organization or division thereof or any assets or property, other than purchases of inventory and other assets in the ordinary course of business; (ii) sell or otherwise dispose of (whether by merger, consolidation or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or any assets or property, other than sales or dispositions of inventory and other assets in the ordinary course of business or pursuant to existing Contracts; (iii) other than in the ordinary course of business consistent with past practices, lease, dispose of, license, transfer or otherwise impose any Encumbrances upon any assets or property of the Company, tangible or intangible; (iv) enter into or amend in any material respect or terminate any Contract that is or would be a Material Contract; or (v) authorize or make any capital expenditure (or series of capital expenditures) which are, in the aggregate, in excess of the Company’s capital expenditure budget set forth on Section 5.1(e) of the Company Disclosure Schedule;

(f) extinguish, terminate or pay off any Indebtedness, incur or modify the terms of any Indebtedness for borrowed money, or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (directly, contingently or otherwise), the obligations of any Person with respect to indebtedness for borrowed money, or make any loans, advances or capital contributions to, or investments in, any other Person (other than a Subsidiary of the Company), or create any Encumbrance of any kind with respect to its assets and properties, in each case, other than (x) Revolver Indebtedness in the ordinary course of business consistent with past practice or (y) any letter of credit entered into in the ordinary course of business consistent with past practice;

(g) except as contemplated by Section 6.6 or except to the extent (A) required under any Company Plan or employment agreement, in each case as in effect as of the date hereof or as in effect thereafter in conformity with this Section 5.1, or (B) required by applicable law, (i) increase the compensation or fringe benefits of any of its directors, officers or employees (except in the ordinary course of business with respect to store employees who are not manager or higher level employees), (ii) grant any severance or termination pay not provided for under any

Company Plan, or (iii) enter into any material employment, consulting or severance agreement or arrangement with any of its present or former directors, officers, other employees or any other Person, or, except with respect to compensation or fringe benefits in a manner not inconsistent with clause (i) above, establish, adopt or enter into, or amend in any material respect, or terminate any Company Plan or deferred compensation plan;

(h) implement any employee layoffs that could implicate the WARN Act;

(i) make any change in any Accounting Principle;

(j) make, change or rescind any Tax election, (ii) enter into any settlement or compromise of any Tax Liability, (iii) file any amended Tax Return, (iv) change any annual Tax accounting period, (v) enter into any closing agreement, (vi) surrender any right to claim a Tax refund or (vii) waive or extend the statute of limitations (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business);

(k) settle or compromise any litigation or claim for an amount in excess of $25,000, or become subject to or agree to an injunction or any agreement requiring any change in the Company or its Subsidiaries’ business practices or any other non-monetary compensation;

(l) take any action that, if it had occurred after February 2, 2008 and prior to the date hereof, would have been required to have been disclosed in the Company Disclosure Schedule pursuant to Section 3.9; or

(m) agree to take any of the actions described in this Section 5.1.

Section 5.2 Conduct of Business of the Parties Pending the Merger. Each of Parent, Merger Sub and the Company agrees that, between the date of this Agreement and the Effective Time, it shall not, directly or indirectly, take any action (i) to cause its representations and warranties set forth in ARTICLE III or ARTICLE IV, as applicable, to be untrue in any material respect; or (ii) that will, individually or in the aggregate, prevent, materially delay or materially impede its ability to consummate the Merger or the other transactions contemplated by this Agreement; provided, that nothing in this Section 5.2 shall require any party to waive or forfeit any rights it has under this Agreement.

Section 5.3 No Control of Other Party’s Business. Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

ARTICLE VI

ADDITIONAL AGREEMENTS

Section 6.1 Stockholders Meeting. As soon as reasonably practicable following the date of this Agreement, and in any event within three (3) Business Days following the date of this Agreement, the Company shall use its reasonable best efforts to obtain the Company Requisite Vote by written consent, and upon receipt of the Company Requisite Vote, shall distribute an Information Statement to those Company stockholders who did not participate in the Company Requisite Vote pursuant to Section 6.2.

Section 6.2 Information Statements.

(a) Promptly after receipt of the Company Requisite Vote, the Company shall commence the preparation of an information statement and disclosure document and all other disclosure documents required under all applicable law (including Sections 228 and 262 of the DGCL) to be sent to its stockholders related to the Merger, this Agreement or any of the agreements contemplated hereby, together with a request for the waiver of dissenters’ rights (collectively, the “Information Statement”). The Information Statement will include a copy of the resolutions of the Special Committee and the Board approving the Merger and the transactions contemplated by this Agreement. The Company shall mail or otherwise deliver the Information Statement to its stockholders as soon as reasonably practicable (but in no event later than five (5) Business Days after receipt of the Company Requisite Vote). Any such Information Statement or other disclosure document or any other document delivered to the Stockholders in connection with this Agreement or the transactions contemplated hereby shall be delivered to Parent and Merger Sub for their review prior to distribution to the Stockholders or Option holders and shall be in a form and substance reasonably satisfactory to Parent and Merger Sub.

(b) The Company shall prepare an information statement to be sent to its Option holders related to the Merger, this Agreement or any of the agreements contemplated hereby, together with a request that each such Option holder execute an Option Cancellation Agreement (the “Optionholder Information Statement”). Any such Optionholder Information Statement or other disclosure document and or any other document delivered to the Option holders of the Company in connection with this Agreement or the transactions contemplated hereby shall be delivered to Parent and Merger Sub for their review prior to distribution to the Stockholders or Option holders and shall be in a form and substance reasonably satisfactory to Parent and Merger Sub.

(c) Parent and Merger Sub will use commercially reasonable efforts to cooperate with the Company in the preparation of the Information Statement and the Optionholder Information Statement. Each of Parent, Merger Sub and the Company agree to correct any information provided by it for use in the Information Statement or the Optionholder Information Statement which shall have become false or misleading.

(d) The Company covenants that the Information Statement and the Optionholder Information Statement (and all amendments and supplements thereto) will not, at the time published, sent or given to the Company’s stockholders and Option holders, contain any untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that financial information regarding Parent, Merger Sub or the Surviving Corporation which is supplied by Parent or Merger Sub shall not be information supplied by the Company or its Subsidiaries for purposes of this Section 6.2. The Company shall enclose a Letter of Transmittal with each Information Statement delivered pursuant to this Section 6.2 to each stockholder of the Company for the purpose of delivering to the Surviving Corporation such Person’s closing deliveries. The Company shall enclose an Option Cancellation Agreement with each Optionholder Information Statement delivered pursuant to this Section 6.2 to each Option holder of the Company for the purpose of delivering to the Surviving Corporation such Person’s closing deliveries. If at any time prior to the Closing, any event with respect to the Company shall occur which is required to be described in an amendment or a supplement to the Information Statement or the Optionholder Information Statement, the Company shall so make the appropriate disclosure to its stockholders and Option holders. The Company shall consult with Parent and Merger Sub, and obtain the prior written approval of Parent (which shall not be unreasonably withheld), with respect to the disclosures made in the Information Statement or the Optionholder Information Statement with respect to this Agreement or the transactions contemplated by this Agreement, and the Information Statement and the Optionholder Information Statement which is to be sent to the stockholders and Option holders shall be in the form approved by Parent (which approval shall not be unreasonably withheld).

Section 6.3 Resignation of Directors. At the Closing, the Company will deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all directors of the Company and, to the extent specified by Parent in advance of the Closing, all directors of each Subsidiary of the Company, in each case, effective at the Effective Time.

Section 6.4 Access to Information; Confidentiality.

(a) From the date hereof to the Effective Time or the earlier termination of this Agreement, upon reasonable prior written notice, the Company shall, and shall cause its Subsidiaries, officers, directors and employees to, afford the officers, directors, employees, accountants, auditors, consultants, legal counsel, financial advisors, potential lenders, agents and other authorized representatives of Parent reasonable access, consistent with applicable law, during normal business hours to its officers, employees, properties, offices, plants and other facilities and to all books and records, and shall furnish Parent with all financial, operating and other data and information as Parent, through its officers, employees or authorized representatives, may from time to time reasonably request. Notwithstanding the foregoing, Parent and Merger Sub shall use commercially reasonable efforts to conduct any such investigation or consultation in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise result in any unreasonable interference with the prompt and timely discharge by such employees of their normal duties.

(b) As soon as available, and in any event no later than fifteen (15) days after the end of each fiscal month, the Company shall deliver to Parent the unaudited balance sheet, statement of income, shareholders’ equity and cash flow of the Company as of the end of such fiscal month, all in reasonable detail and certified by a principal financial officer of the Company as presented fairly, in accordance with GAAP (except for the absence of footnotes thereto) applied on a basis consistent with past practice.

(c) Each of Parent and Merger Sub will hold and treat and will cause its officers, employees, auditors and other authorized representatives to hold and treat in confidence all documents and information concerning the Company and its Subsidiaries furnished to Parent or Merger Sub in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement between Harris Williams & Co., on behalf of the Company, and Sun Capital Partners Group V, Inc. (the “Confidentiality Agreement”), which Confidentiality Agreement shall remain in full force and effect in accordance with its terms; provided that the Company agrees that the Confidentiality Agreement shall be terminated and of no further force and effect upon the consummation of the Merger.

Section 6.5 Acquisition Proposals.

(a) Unless otherwise required by law, the Company agrees that (i) it and its officers and directors shall not, (ii) its Subsidiaries and its Subsidiaries’ officers and directors shall not and (iii) it shall ensure that its and its Subsidiaries’ employees, agents, advisors (including financial advisors) and other representatives (“Representatives”) shall not, (A) initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal or offer with respect to a tender offer or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any proposal or offer to acquire in any manner an equity interest representing a 5% or greater economic or voting interest in the Company, or the assets, securities or other ownership interests of or in the Company or any of its Subsidiaries representing 5% or more of the consolidated assets of the Company and its Subsidiaries, other than the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an “Acquisition Proposal”) or (B) engage in any negotiations or discussions concerning or in connection with an Acquisition Proposal. The Company shall promptly notify Parent of the receipt of any Acquisition Proposal after the date hereof, which notice shall include a summary of the material terms thereof to the extent such notice is permitted under the Acquisition Proposal.

(b) Unless otherwise required by law, the Company agrees that (i) it and its officers and directors shall not, (ii) its Subsidiaries and its Subsidiaries’ officers and directors shall not and (iii) it shall ensure that its and its Subsidiaries’ Representatives shall not provide access to its properties, books and records or any confidential information or data to, any Person in connection with an Acquisition Proposal.

Section 6.6 Employment and Employee Benefits Matters.

(a) Without limiting any additional rights that any individual may have under any Company Plan, Parent shall cause the Surviving Corporation and each of its Subsidiaries, for the period commencing at the Effective Time and ending on the first anniversary thereof, to maintain for any employee of the Company who is actively employed as of the Closing Date (collective, the “Company Employees”) with base salary or wages and employee benefits (but excluding any equity-based compensation, defined benefit plans benefits or, other than COBRA benefits, post-employment health or life insurance benefits) that are substantially comparable, in the aggregate, to the base salary or wages and employee benefits maintained for and provided to either (x) such Company Employee immediately prior to the Effective Time pursuant to the Company Plans or (y) employees who are employed in other businesses in the same general industry in accordance with general market practice; provided, however, that nothing in this Section 6.6 or any other provision of this Agreement shall prevent the amendment or termination of any Company Plan or interfere with the Surviving Corporation’s right or obligation to make such changes as are necessary to conform with applicable law or to terminate the employment of Company Employees in accordance with all legal requirements.

(b) As of and after the Effective Time, Parent will, or will cause the Surviving Corporation to, give Company Employees credit for purposes of eligibility and vesting and, with respect to vacation and severance determination only, benefit accruals, under any employee compensation and incentive plans, benefit plans, programs, policies and arrangements maintained for the benefit of Company Employees as of and after the Effective Time by Parent, its Subsidiaries or the Surviving Corporation for the Company Employees’ service with the Company, its Subsidiaries and their predecessor entities (each, a “Parent Plan”) to the same extent recognized by the Company immediately prior to the Effective Time under any corresponding Company Plan. With respect to each Parent Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA), Parent or its Subsidiaries shall (i) use commercially reasonable efforts to cause there to be waived any pre-existing condition or eligibility limitations to the extent such pre-existing condition or eligibility limitations were met under the corresponding Company Plan, and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, Company Employees under similar Company Plans immediately prior to the Effective Time.

(c) This Section 6.6 is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement or shall be in any way interpreted to limit Parent’s ability to modify or terminate the employment of any employee on or after the Closing Date.

Section 6.7 Directors’ and Officers’ Indemnification and Insurance. Prior to the Closing, the Company shall have obtained “tail” insurance policies (the “D&O Tail Policies”) with a claims period of six (6) years from the Effective Time, from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance in an amount and scope and on terms at least as favorable to the present and former directors and officers of the Company and its Subsidiaries (the “Indemnified Parties”) as the Company’s current policies with respect to matters existing or occurring at or prior to the Effective Time. The D&O Tail Policies shall be in form and substance reasonably acceptable to Parent. The cost and expense of the D&O Tail Policies shall constitute Company Transaction Expenses.

Section 6.8 Further Action; Efforts.

(a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement.

Notwithstanding any provision to the contrary in this Agreement, the Company shall give (or will cause its Subsidiaries to give) any notices to third Persons, and use, and cause its respective Subsidiaries to use, its reasonable best efforts to obtain any consents from third Persons or Governmental Entities (x) necessary to consummate the transactions contemplated by this Agreement and to permit Parent’s operations of the Company’s and its Subsidiaries’ businesses immediately after the Closing, or (y) that are required in order to prevent a breach of or default under a termination or modification of, or acceleration of the terms of, any contract resulting from the consummation of the transactions contemplated hereby, in each case on terms reasonably satisfactory to Parent, including those required to be disclosed in Section 3.5 of the Company Disclosure Schedule.

(b) The Company shall, and shall cause its Subsidiaries and Affiliates to, cooperate in connection with any financing or refinancing arrangement Parent seeks in connection with or within one (1) year following the Closing as may be reasonably requested by Parent or Parent’s lender(s) or prospective lender(s). Such cooperation by the Company and its Subsidiaries and Affiliates shall include (i) executing such agreements or instruments as are reasonably required by Parent’s lender(s); (ii) consenting to the assignment of any agreements including this Agreement, the Significant Stockholders Agreement, and all of the agreements contemplated by this Agreement between Parent, on the one hand, and the Company and/or the Stockholders’ Representative, on the other hand; or (iii) providing such information and assistance (including available financial statements and other financial data relating to the Business) as Parent’s lender(s) may reasonably request and granting such access to Parent’s lender(s) and their representatives as may be reasonably necessary for their due diligence; provided, that the Stockholders’ Representative shall not be obligated to take any action that would materially impair the rights of or materially increase the obligations of the Stockholders in order to comply with this Section 6.8(b); provided, further, that the Surviving Corporation shall reimburse the Stockholders’ Representative with respect to any reasonable out-of-pocket expenses incurred by the Stockholders’ Representative in compliance with this Section 6.8(b).

(c) Parent shall use commercially reasonable efforts, and take any and all steps necessary, to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Entity so as to enable the parties hereto to close the transactions contemplated hereby as promptly as practicable, and in any event no later than the Company Termination Date (as defined in Section 8.1(c) below); provided, Parent shall not be required to, and the Company shall not agree to, the sale, divestiture, licensing or disposition of such assets, properties or businesses of the Company or Parent or their respective Subsidiaries, or otherwise take or commit to take actions that limit Parent’s or its Subsidiaries’ freedom of action with respect to, or their ability to retain, any of the business, product lines or assets of Parent, the Company or their respective Subsidiaries or Affiliates.

Section 6.9 Public Announcements. Prior to the Effective Time, Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby, except as may be required by applicable law or any listing agreement with, or any rules of, a national securities exchange, in which case the issuing party will use its reasonable best efforts to consult with the other party before it issues any such press release or makes any such public statement.

Section 6.10 Notification of Certain Matters. The Company shall give prompt notice to Parent, upon the actual knowledge of the Persons set forth on Section 11.2 of the Company Disclosure Schedule without any duty of investigation, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would or which would be likely to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate, and (ii) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Company hereunder. Parent shall give prompt notice to the Company, upon Knowledge of Parent, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would or which would be likely to cause any representation or warranty of Parent or Merger Sub contained in this Agreement to be untrue or inaccurate, and (ii) any failure of Parent or Merger Sub to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by Parent or Merger Sub hereunder.

Section 6.11 Subordination, Non-Disturbance and Attornment Agreements. The Company will use commercially reasonable efforts to deliver to Parent, in form and substance reasonably satisfactory to Parent, Subordination, Non-Disturbance and Attornment Agreements from each of the lenders to its landlords. After the Closing, the Stockholders’ Representative will use commercially reasonable efforts to cooperate with the Surviving Corporation at its request with respect to any Subordination, Non-Disturbance and Attornment Agreements that are not delivered to Parent at Closing.

Section 6.12 Retention Agreements. The parties agree and acknowledge that the obligations due to each of Mike Remsen, Ron Hall, Mike James, Deb Kouba and Norman J. Farrington pursuant to the Retention Agreements shall not be due and payable until such amounts are due under such Retention Agreements and that, notwithstanding the foregoing, such amounts shall be deducted from the Aggregate Merger Consideration at the Closing as Company Transaction Expenses and paid by the Surviving Corporation when due under the Retention Agreements. Parent agrees to cause the Surviving Corporation to transmit any amounts deducted from the Effective Date Aggregate Merger Consideration with respect to the Retention Agreements that, after the Closing, no longer will become due or payable in accordance with the terms of the Retention Agreements as determined in good faith by the Surviving Corporation, plus an amount equal to three and 15/100 percent (3.15%) interest compounding annually on the obligations due pursuant to the Retention Agreements (collectively, the “Unused Retention Amount”) to the Stockholders’ Representative for distribution to the Stockholders.

ARTICLE VII

CONDITIONS OF MERGER

Section 7.1 Conditions to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) this Agreement shall have been adopted by the Stockholders by the Company Requisite Vote;

(b) no law, statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any United States or state court or any Governmental Entity which prohibits, restrains, enjoins or materially delays, directly or indirectly, the consummation of the Merger on the terms contemplated by this Agreement; provided, however, that prior to invoking this condition each party agrees to comply with Section 6.8;

(c) No suit, action or other proceeding affecting Parent, Merger Sub, the Company or the Merger shall be pending or threatened before any court or governmental or regulatory official, body or authority or any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent the performance of this Agreement or the consummation of any of the transactions contemplated hereby or declare unlawful any of the transactions contemplated hereby; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; (iii) affect adversely the right of Parent to own the Company or operate the businesses of or control the Company; or (iv) affect adversely the right of the Company to own its assets or control its businesses, and no such injunction, judgment, order, decree or ruling shall have been entered or be in effect; and

(d) Parent and the Company shall have received or obtained all material governmental and regulatory consents, approvals, licenses and authorizations that are necessary (i) for the consummation of the transactions contemplated hereby or (ii) for Parent to own the Company and to operate the businesses of and control the Surviving Corporation following the Closing, in each case on terms and conditions reasonably satisfactory to Parent (collectively, the “Governmental Approvals”).

Section 7.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation and warranty shall be true and correct only as of such specified date), interpreted without giving effect to any “material”, “materially”, “in all material respects”, “Material Adverse Effect” or similar qualifications contained therein or with respect thereto, except that the representations and warranties set forth in Section 3.3 (Capitalization) shall be true in all respects as of the date hereof and as of the Effective Time as though made on and as of such date, interpreted without giving effect to any “material”, “materially”, “in all material respects”, “Material Adverse Effect” or similar qualifications contained therein or with respect thereto;

(b) The Company shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time;

(c) Parent shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company, certifying on behalf of the Company that the conditions set forth in subsections (a) and (b) of this Section 7.2 have been satisfied;

(d) Parent shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company, setting forth and certifying on behalf of the Company (i) the Effective Date Aggregate Merger Consideration, and the components thereof, (ii) the resulting Effective Date Per Share Merger Consideration to be paid to each stockholder of the Company pursuant to the Merger, (iii) the aggregate amount of Option Consideration, and (iv) the amount of Option Consideration to be paid to each Option holder of the Company pursuant to the Option Cancellation Agreements, in form and substance reasonably satisfactory to Parent;

(e) Parent shall have received certified copies of the resolutions of the Company’s stockholders and board of directors authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby;

(f) Parent shall have received good standing certificates for the Company and its Subsidiaries from their respective jurisdictions of formation and each jurisdiction in which they qualified to do business as a foreign corporation, in each case dated as of a recent date prior to or on the Closing Date;

(g) Parent shall have received all third-party consents and approvals that are necessary (i) for the consummation of the transactions contemplated hereby or (ii) to prevent a breach of or default under, or a termination, modification or acceleration of, any instrument, contract, lease, license or other agreement marked with an asterisk on Section 3.5 of the Company Disclosure Schedule (collectively, the “Third-Party Approvals”), in each case on terms reasonably satisfactory to Parent;

(h) Parent shall have received from Husch Blackwell Sanders LLP, counsel for the Company, an opinion in form and substance reasonably satisfactory to Parent, which shall be addressed to Parent and the Surviving Corporation’s lender(s), dated as of the Closing Date, and in form and substance reasonably satisfactory to Parent and the Surviving Corporation’s lender(s);

(i) Parent shall have received from Morris, Nichols, Arsht & Tunnell LLP, special counsel for the Company, an opinion in form and substance reasonably satisfactory to Parent, which shall be addressed to Parent and the Surviving Corporation’s lender(s), dated as of the Closing Date, and in form and substance reasonably satisfactory to Parent and the Surviving Corporation’s lender(s);

(j) Parent shall have received evidence that the Company’s stockholders shall have surrendered their Company Common Stock and submitted a Letter of Transmittal and all necessary assignment documents with respect to their Company Common Stock (whether certificated or in book entry form) to the Paying Agent, and such other documents reasonably requested by Parent, and there shall be no Dissenting Shares;

(k) All Option holders of the Company shall have duly executed and delivered Option Cancellation Agreements, and such Option Cancellation Agreements shall be in full force and effect, pursuant to which all Options shall be cancelled and of no further force or effect as of the Effective Time;

(l) Parent shall have received resignations from each of the members of the boards of directors of the Company and its Subsidiaries;

(m) Buyer shall have received evidence (in form and substance satisfactory to Buyer) that the Company Transaction Expenses have been paid in full and that none of the Company or its Subsidiaries have any liability to the Surviving Corporation or its Subsidiaries’ legal counsel, investment bankers, brokers, agents or representatives, except for those Company Transaction Expenses set forth on Section 7.2(m) of the Company Disclosure Schedule;

(n) The Company shall have obtained releases of all Encumbrances (other than any Permitted Encumbrances) relating to the assets and properties of the Company and its Subsidiaries, and the Company shall have obtained and delivered to Parent and the Surviving Corporation’s lender(s) payoff letters with respect to all Indebtedness and Revolver Indebtedness outstanding immediately prior to the Closing (in each case on terms and conditions satisfactory to Parent) other than with respect to capital leases, as well as UCC-3 termination statements, mortgage releases, terminations of landlord waivers, bailee waivers, account control agreements and any other documents required to evidence the Encumbrance releases, in each case in recordable form when reasonably required by Parent or the Surviving Corporation’s lender(s);

(o) All Tax-sharing agreements or similar agreements with respect to or involving the Company or any of its subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, the Company and its Subsidiaries shall not be bound thereby or have any liability thereunder;

(p) Parent shall have received an affidavit, sworn under penalties of perjury, stating that the Company is not and has not been a United States real property holding corporation, dated as of the Closing Date and in the form and substance required under Treasury Regulation §1.897-2(h) so that Parent is exempt from withholding any portion of the purchase price thereunder;

(q) The Company or the Stockholders, as applicable, shall have taken all reasonably necessary steps to provide for the transfer of the incentive Tax credits and Tax exemptions negotiated with the Nebraska Department of Revenue pursuant to the Nebraska Employment and Investment Growth Act (or any similar state or local Tax incentives) (the “Tax Incentives”) from the Company to Parent, or, in the alternative, the full retention of such Tax Incentives by the Surviving Company accruing after the Closing Date or carried forward from a Pre-Closing Tax Period;

(r) Parent shall have received the Significant Stockholders Agreement in the form attached hereto as Exhibit E (the “Significant Stockholders Agreement”) duly executed by each of the Significant Stockholders;

(s) Since the date hereof, there shall have been no Material Adverse Effect;

(t) Parent shall have received Non Disturbance and Attornment Agreements from each of the primary landlords with respect to Leased Real Property other than Store #25 (Ellisville) (provided that a landlord consent with respect to Store #25 shall still be required) that is subleased to the Company, each in form and substance reasonably satisfactory to Parent;

(u) Parent shall have received current title insurance policies and ALTA surveys with respect to the Owned Real Property in form and substance reasonably satisfactory to Parent; and

(v) Parent shall have received such other documents or instruments as are required to be delivered by the Company at the Closing pursuant to the terms hereof or that Parent reasonably requests on or prior to the Closing Date to effect the transactions contemplated hereby;

(w) Parent shall have received evidence of cancellation of the 500,000 shares of restricted stock held by Michael Remsen in form and substance reasonably satisfactory to Parent;

(x) Parent shall have received evidence of the amendment of the Retention Agreement to which Michael Remsen is a party clarifying the amount Michael Remsen is to receive as a change of control bonus (i.e. the value of 100,000 shares of common stock) in form and substance reasonably satisfactory to Parent;

(y) Parent shall have received a copy of the Paying Agent Agreement in the form attached hereto as Exhibit I (the “Paying Agent Agreement”) duly executed by Parent, the Company and the Paying Agent; and

(z) The Company shall have delivered to Parent reasonable evidence of all Pre-Closing Landlord Receivables, including the amount thereof.

Section 7.3 Conditions to Obligations of the Company. The obligation of the Company to effect the Merger shall be further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which event such representation and warranty shall be true and correct only as of such specified date), interpreted without giving effect to any “material”, “materially”, “in all material respects”, “material adverse effect” or similar qualifications contained therein or with respect thereto;

(b) each of Parent and Merger Sub shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Closing Date; and

(c) the Company shall have received certificates of a Vice President or an Assistant Secretary of each of Parent and Merger Sub, certifying on behalf of Parent and Merger Sub, respectively, that the conditions set forth in subsections (a) and (b) of this Section 7.3 have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding adoption thereof by the Stockholders:

(a) by mutual written consent of Parent and the Company;

(b) by Parent or the Company if any court of competent jurisdiction or other Governmental Entity having jurisdiction over the Company shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the party seeking to terminate if such party or any of its Subsidiaries has failed to take such actions with respect thereto as are required to comply with Section 6.8;

(c) by Parent if the Merger shall not have been consummated on or before September 15, 2008 (the “Parent Termination Date”), or by the Company if the Merger shall not have been consummated on or before September 30, 2008 (the “Company Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the party seeking to terminate if any action of such party or any of its Subsidiaries or the failure of such party or any of its Subsidiaries to perform any of its obligations under this Agreement required to be performed at or prior to the Effective Time has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Parent Termination Date or the Company Termination Date, as applicable;

(d) by the Company if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement such that any condition set forth in subsection (a) or (b) of Section 7.3 would not be satisfied and, in either such case, such breach is not curable or shall not have been cured prior to the earlier of (A) ten (10) Business Days following written notice of such breach to Parent and (B) the Company Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in material breach of any of its covenants or agreements contained in this Agreement;

(e) by Parent if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement such that any condition set forth in subsection (a) or (b) of Section 7.2 would not be satisfied and, in either such case, such breach is not curable or shall not have been cured prior to the earlier of (A) ten (10) Business Days following written notice of such breach to the Company and (B) the Parent Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if Parent or Merger Sub is then in material breach of any of its covenants or agreements contained in this Agreement; or

(f) by Parent at any time prior to the date and time that the Company Requisite Vote is obtained and a copy of the written consent is delivered to Parent.

Section 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no Liability on the part of any party hereto with respect to this Agreement, except with respect to the provisions of Section 6.4, Section 6.9, this Section 8.2, Section 8.3 and ARTICLE X, which provisions shall survive such termination; provided, however that nothing herein shall relieve any party hereto from Liability for any willful or intentional breach hereof.

Section 8.3 Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement; provided, however, that if the transactions contemplated hereby are consummated, then the Surviving Corporation shall pay all fees, costs and expenses of Parent and Merger Sub (including legal and accounting fees, costs and expenses) arising in connection with the transactions contemplated hereby. Notwithstanding any provision to the contrary in this Agreement, all expenses of the Company incurred or paid after the July End Date in connection with this Agreement and the transactions contemplated hereby, including in connection with the filing, printing and mailing of the Information Statement, shall be Company Transaction Expenses and, to the extent they do not reduce the Aggregate Merger Consideration, shall be considered Indemnity Matters under Section 9.2(iii) hereof and shall be paid pursuant to Section 9.3 hereof. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, shall be paid fifty percent (50%) by the Stockholders’ Representative when due and fifty percent (50%) by the Parent when due. The Stockholders’ Representative shall file all necessary Tax Returns and other documentation with respect to such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if reasonably requested by the Stockholders’ Representative, Parent will, and will cause the Company and its Subsidiaries to, join in the execution of any such Tax Returns and documentation.

Section 8.4 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time, whether before or after adoption of this Agreement by the Stockholders; provided, however, that, after adoption of this Agreement by the Stockholders, no amendment may be made which by law requires the further approval of the Stockholders without such further approval; provided, further, that Parent, Merger Sub and the Surviving Corporation shall be entitled to rely upon the execution and delivery of the Stockholders’ Representative of any amendment to this Agreement as the duly authorized action of the Stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 8.5 Waiver. At any time prior to the Effective Time, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

ARTICLE IX

SURVIVAL OF REPRESENTATIONS AND

WARRANTIES, INDEMNIFICATION, ETC.

Section 9.1 Time Limitations. No representations or warranties set forth in this Agreement other than the representations and warranties set forth in Section 3.1 (Organization and Qualification; Subsidiaries), Section 3.2 (Certificate of Incorporation and Bylaws), Section 3.3 (Capitalization), Section 3.4 (Authority), Section 3.6 (Title to Assets), Section 3.9(c)-(j), (m)-(t) and, to the extent relating to the aforementioned subsections, Section 3.9(u) (Absence of Certain Changes or Events) with respect to actions taken or matters occurring after the July End Date, Section 3.11 (Employee Benefit Plans), Section 3.14 (Tax Matters), Section 3.16 (Brokers), Section 3.20 (Environmental Matters), Section 3.22 (Affiliate Transactions), and the officer’s certificate delivered to Parent pursuant to Section 7.2(c) solely with respect to the foregoing Sections (the “Fundamental Representations”) shall survive the Closing Date and the consummation of the transactions contemplated hereby as provided herein. The Stockholders will not have any Liability with respect to any breach of any representation or warranty made by the Company in this Agreement other than with respect to the Fundamental Representations. All covenants and agreements shall survive the Closing without any time limitations; provided that the covenants and agreements set forth in Section 6.4(a), Section 6.4(b) and Section 6.5(a) and any covenants or agreements expressly waived by Parent in writing prior to the Closing shall not survive the Closing.

Section 9.2 Indemnification. From and after the Effective Time, the stockholders of the Company immediately preceding the Merger (the “Stockholders” and each individually, a “Stockholder”) shall indemnify and hold harmless each Indemnitee from and against any Losses which are suffered or incurred by such Indemnitee (regardless of whether or not such Losses relate to any third party claim) which such Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to or incidental to or by virtue of (i) any inaccuracy in or breach in any material respect of any Fundamental Representation, (ii) any nonfulfillment or breach of any covenant or agreement by the Company under this Agreement or any of the Schedules attached hereto or any agreement or document contemplated hereby, other than those matters expressly waived by Parent in writing prior to the Closing, and the covenants and agreements set forth in Section 6.4(a), Section 6.4(b) and Section 6.5(a), (iii) any Company Transaction Expenses payable by the Company on or after the Effective Time to the extent not included in the computation of the Aggregate Merger Consideration, (iv) any Tax liabilities set forth in Section 10.1(a), (v) any Indebtedness of the Company and its Subsidiaries existing as of the July End Date to the extent such Indebtedness (including all penalties, premiums or fees in connection with the payment of all such Indebtedness as of the July End Date) exceeded $25,265,000, (vi) the pre-Tax value of all consideration, fees, costs and expenses with respect to the termination of the Options, including the Option Consideration, to the extent not deducted in the calculation of Aggregate Merger Consideration, and (vii) each item set forth on Section 9.2 of the Company Disclosure Schedule (such Losses, the “Indemnity Matters”). The aggregate liability of all of the Stockholders with respect to the Indemnity Matters shall not exceed $27,350,000; provided, that nothing in this Agreement shall limit or restrict Parent’s rights to maintain any action or recover any amounts in connection with any action based upon fraudulent misrepresentation or deceit.

Section 9.3 Indemnification Payments; Remedies. The parties hereto acknowledge and agree that from and after the Effective Time, the indemnification provisions in this Article IX and those set forth in the Significant Stockholder Agreement shall be the sole and exclusive remedy of Parent and the other Indemnitees for monetary damages with respect to the Indemnity Matters (with it being understood, however, that nothing in this Agreement shall limit or restrict any party’s right to maintain or recover any amounts in connection with any action or claim based upon fraudulent misrepresentation or deceit). Except as otherwise provided herein, any indemnification of the Indemnitees pursuant to this Section 9.3 shall be effected by wire transfer of immediately available funds from the Significant Stockholders (pursuant to the Significant Stockholders Agreement) to an account(s) designated by the applicable Indemnitee, within two (2) Business Days after the final determination thereof. Notwithstanding the foregoing, (i) Parent shall be entitled to (but shall not be required to), set-off any amounts due or payable to any of the Indemnitees by the Significant Stockholders relating to any Indemnity Matters against any amounts otherwise due and payable by Parent with respect to any Landlord Receivables and (ii) the Stockholders’ Representative may in its sole discretion (but shall not be required to) use the Holdback Funds to satisfy any Indemnity Matters or Loss of an Indemnitee pursuant to Section 9.2 above. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 9.3 shall be construed to impair the right of any party to seek injunctive or other equitable relief, including pursuant to Section 11.9 below.

Section 9.4 Defense of Third Party Claims.

(a) In the event of the assertion or commencement by any Person of any claim or Legal Proceeding (whether against the Surviving Corporation, against Parent or against any other Person) with respect to which any of the Indemnitees may be entitled to indemnification or any other remedy pursuant to this ARTICLE IX (including disputes with respect to Dissenting Shares), an Indemnitee shall promptly give the Stockholders’ Representative written notice of such claim or Legal Proceeding (a “Third Party Claim”); provided, however, that the failure to provide such notice shall not release the Stockholders from any of their obligations under this ARTICLE IX, except to the extent that the Stockholders are materially prejudiced by such failure.

(b) Within ten (10) Business Days of delivery of such written notice, in the event such claim or Legal Proceeding is solely for monetary damages, the Stockholders’ Representative may elect (by written notice delivered to Parent) to take all necessary steps to diligently contest any Third Party Claim involving third parties or to prosecute such Third Party Claim to conclusion or, subject to Section 9.4(d), settlement; provided, however, that (i) such written notice must contain an express obligation and acknowledgement that each Indemnitee will be indemnified and held harmless hereunder with respect to the full amount of any and all Damages the Indemnitees may suffer arising out of or relating to such Third Party Claim and (ii) the Stockholders’ Representative must enter into an agreement with the Indemnitees in form and substance satisfactory to the Indemnitees which agreement unconditionally guarantees the payment and performance of any Liability which may arise with respect to such Third Party Claim and provide evidence reasonably satisfactory to the Indemnitees that all Liabilities will be paid (whether through an escrow agreement, letter of credit or otherwise). If the Stockholders’ Representative makes the foregoing election and satisfies the requirements set forth herein to assume defense of such Third Party Claim, an Indemnitee will have the right to participate at its own expense in all negotiations and proceedings. If the Stockholders’ Representative does not make such election within such period (and satisfy all requirements set forth herein to assume defense of such Third Party Claim) or fails to diligently contest such Third Party Claim after such election, the Indemnitee shall be free to handle the prosecution or defense of any such Third Party Claim and will permit the Stockholders’ Representative, at the sole cost of the Stockholders’ Representative, to participate in such prosecution or defense and will provide the Stockholders’ Representative with reasonable access to all relevant information and documentation relating to the Third Party Claim and the prosecution or defense thereof.

(c) The party not in control of the prosecution or defense of a Third Party Claim will reasonably cooperate with the other party in the conduct of the prosecution or defense of such Third Party Claim.

(d) For any Third Party Claim the contest of which is controlled by the Stockholders’ Representative, the Stockholders’ Representative will not compromise or settle any Third Party Claim which compromise or settlement does not include (x) payment of the full amount of any liability or obligation by the Stockholders, (y) any non-monetary terms, and (z) an unqualified release of Parent, the Surviving Corporation and their respective stockholders, officers, directors, employees, agents, partners and representatives, without the written consent of Parent (such consent not to be unreasonably delayed or withheld). For purposes of clarification, Parent may withhold its consent to any settlement if such settlement does not include a full general release of all the claims against Indemnitee from all parties to the litigation or that requires Parent or any of its Affiliates to perform any covenant or refrain from engaging in any activity or includes any non-monetary terms. For clarity, for any Third Party Claim that Parent compromises or settles without the written consent of the Stockholders’ Representative, the settlement or compromise of such Third Party Claim shall not be dispositive of whether such Third Party Claim (or any part thereof) is subject to indemnification under this ARTICLE IX and/or the extent of Losses indemnifiable under this ARTICLE IX arising from such Third Party Claim (or part thereof).

Section 9.5 Stockholders’ Representative.

(a) Jeffrey J. Gordman is hereby appointed as the Stockholders’ Representative (the “Stockholders’ Representative”) with the following authority: (i) to give and receive notices and communications, (ii) to take any and all actions relating to claims to indemnify, hold harmless or reimburse any Indemnitee hereunder, (iii) to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, such claims, (iv) to take all other actions contemplated for the Stockholders’ Representative in this Agreement, (v) to execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any other documents and agreements contemplated by this Agreement, (vi) to make all elections or decisions contemplated by this Agreement and any other documents and agreements contemplated by this Agreement, (vii) to amend, modify or waive any agreements to which the Stockholders’ Representative is a party, (viii) to engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist the Stockholders’ Representative in complying with the Stockholders’ Representative’s duties and obligations, (ix) to receive and distribute the proceeds of the Collected Landlord Receivables, the Holdback Funds and any Unused Retention Amount, (x) to use the Holdback Funds to pay its out-of-pocket expenses in connection with the transactions contemplated by this Agreement and as a source of funds with respect to the Company’s and the Stockholders’ indemnification obligations under this Agreement, (xi) to enter into the Paying Agent Agreement, and (xii) to take all actions necessary or appropriate in the judgment of Stockholders’ Representative for the accomplishment of the foregoing. Any decision or action by the Stockholders’ Representative hereunder, including any agreement between the Stockholders’ Representative and Parent relating to the defense, payment or settlement of any claims to indemnify, hold harmless or reimburse any Indemnitee hereunder, shall be final, binding and conclusive. Parent and the Surviving Corporation shall be entitled to rely upon all actions of the Stockholders’ Representative in his capacity as Stockholders’ Representative whether or not express authority is granted pursuant to this Section 9.5.

(b) The Stockholders’ Representative shall distribute all cash proceeds received with respect to the Collected Landlord Receivables and any Unused Retention Amount within five (5) Business Days after receipt of any cash with respect thereto; provided, however, that the Stockholders’ Representative shall have the right to utilize a portion of such amounts to replenish any amounts previously expended from the Holdback Funds and to delay such distribution for such period as the Stockholders’ Representative, in its sole discretion, deems prudent in light of Indemnity Matters that have been asserted and remain unresolved on the scheduled distribution date. The Stockholders’ Representative shall determine in good faith when to distribute the remainder of the Holdback Funds, including any Collected Landlord Receivables or Unused Retention Amount used to replenish the Holdback Funds, to the Company’s stockholders, which amount shall be distributed no later than April 15, 2010, other than any amounts necessary to cover any Indemnification Claims which have been asserted and have not been paid as of such date. Any distribution of funds (other than with respect to the reimbursement of Stockholders’ Representative’s expenses from the Holdback Funds) shall be made pro rata to the Company’s stockholders based upon their ownership of Company Common Stock outstanding as of the Effective Time; provided that any funds to be made to a stockholder of the Company who has not properly executed and delivered a Letter of Transmittal to the Paying Agent or the Surviving Corporation shall be paid to the Surviving Corporation to be held on behalf of such stockholder of the Company in the same manner as any funds released by the Paying Agent to the Surviving Corporation pursuant to Section 2.4(f) above.

(c) If the Stockholders’ Representative shall die, become disabled or otherwise be unable to fulfill his responsibilities, then the remaining Person(s) serving as the Stockholders’ Representative shall, within 30 days after such death or disability, appoint a successor representative reasonably satisfactory to Parent. Any such successor shall, collectively with such remaining Person(s), become the “Stockholders’ Representative” for all purposes hereunder. If for any reason there is no Stockholders’ Representative at any time, all references herein to the Stockholders’ Representative shall be deemed to refer to such Person approved by the trustees of the RG Stock Trust and the Voting Trust who is reasonably satisfactory to Parent as such trusts are more specifically described in Section 9.5 of the Company Disclosure Schedule.

(d) The Stockholders’ Representative shall not be liable to the Stockholders or Option holders of the Company for any act done or omitted hereunder as Stockholders’ Representative while acting in good faith.

(e) The Stockholders’ Representative shall be entitled to rely upon any order, judgment, certificate, demand, notice, instrument or other writing delivered to him, her or it hereunder without being required to investigate the validity or accuracy thereof nor shall the Stockholders’ Representative be responsible for the validity or sufficiency of this Agreement. In all questions arising under this Agreement, the Stockholders’ Representative may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Stockholders’ Representative based on such advice, the Stockholders’ Representative shall not be liable to the Stockholders or Option holders of the Company.

(f) No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall receive no compensation for its services.

(g) All expenses of the Stockholders’ Representative shall constitute Company Transaction Expenses to the extent paid by the Company or the Surviving Corporation after the July End Date.

ARTICLE X

TAX MATTERS

Section 10.1 Liability for Taxes.

(a) Tax Indemnity. The Stockholders shall indemnify and hold harmless each Indemnitee from and against (without duplication) (i) all Taxes (or the non-payment thereof) of the Company and its Subsidiaries for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Effective Date (a “Pre-Closing Tax Period”), (ii) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which any of the Company or its Subsidiaries (or any predecessor thereof) was or is a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local or foreign law or regulation, (iii) any Taxes of any person (other than the Company or any of its Subsidiaries) imposed on the Company or any of its Subsidiaries as a transferee or successor, by contract or pursuant to any law, rule or regulation, which Taxes relate to an event or transaction occurring before the Closing, and (iv) all Taxes which such Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to or incidental to or by virtue of the Internal Revenue Service audit for the Tax period ending February 3, 2007; provided however, that in the case of clauses (i)-(iv) above, the Stockholders shall be liable only to the extent that such Taxes exceed the amount, if any, included in the computation of the Aggregate Merger Consideration; provided, further, that the Stockholders shall not be liable under this Section 10.1(a) for the amount of any sales Taxes properly withheld from the Company’s customers after the July End Date, to the extent such withheld amounts have either been paid to the appropriate taxing authority or have been set aside for such payment.

(b) Straddle Period Tax Allocation. Whenever it is necessary for purposes of this ARTICLE X to determine the allocation of any Taxes imposed on or incurred by the Company for a taxable period that includes, but does not end on, the Closing Date (a “Straddle Period”), the determination shall be made, in the case of property or ad valorem taxes or franchise taxes (which are measured by, or based solely upon capital, debt or a combination of capital and debt), on a per diem basis and, in the case of other Taxes, by assuming that the portion of the Straddle Period ending on the Closing Date constitutes a separate Taxable Period of the Company and by taking into account the actual taxable events occurring during such period (except that exemptions, allowances and deductions for a Straddle Period that are calculated on an annual or periodic basis, such as the deduction for depreciation, shall be apportioned ratably on a per diem basis). Notwithstanding anything to the contrary contained herein, any franchise Tax paid or payable with respect to the Company shall be allocated to the Taxable period during which the income, operations, assets or capital comprising the base of such Tax is measured, regardless of whether the right to do business for another Taxable period is obtained by the payment of such franchise Tax.

(c) Any tax refunds received by the Surviving Corporation with respect to the Pre-Closing Tax Period will be transmitted by the Surviving Corporation to the Stockholders’ Representative, except to the extent such refund arises as the result of a carryback of a loss or other Tax attribute arising after the Closing Date; provided, that the Surviving Corporation may offset such refunds against any amounts due by the Stockholders to the Surviving Corporation pursuant to this Agreement in accordance with the procedures established in Section 2.4(c).

Section 10.2 Allocation of Responsibility for Tax Matters.

(a) Tax Periods Ending on or Before the Closing Date. The Stockholders’ Representative shall prepare or cause to be prepared and shall timely file or cause to be timely filed all Tax Returns for the Company for all Pre-Closing Tax Periods that are required to be filed after the Closing Date with respect to a Pre-Closing Tax Period that ends on or before the Closing Date. With respect to such Tax Returns, the Stockholder’s Representative shall (i) cause to be included in such Tax Return all Tax items required to be included therein, (ii) furnish a copy of such Tax Return to Parent for its review at least fifteen (15) days prior to the date for filing such Tax Returns and shall make such revisions to such Tax Returns as are reasonably requested by Parent at least five (5) days prior to the date for the filing of such Tax Returns, and (iii) timely file such Tax Return with the appropriate governmental entity and furnish a copy of such Tax Return to Parent if it differs from the copy that was furnished pursuant to clause (ii). The Stockholders shall be responsible for the timely payment of all Taxes due for such periods to the extent that such Taxes exceed the amount of Taxes described in the proviso of Section 10.1(a) hereof. All Tax Returns for Pre-Closing Tax Periods prepared and filed pursuant to this Section 10.2(a) shall be prepared and filed consistently with the terms of the closing agreement dated August 28, 2008 on Form 4549 between the Company and the Internal Revenue Service entered into in respect of the Company’s taxable year ended February 3, 2007.

(b) Straddle Returns. With respect to any Tax Return covering a Straddle Period that is required to be filed after the Closing Date with respect to the Company, Parent shall (i) cause such Tax Return to be prepared, (ii) cause to be included in such Tax Return all Tax items required to be included therein, (iii) furnish a copy of such Tax Return to Stockholders’ Representative for its review at least fifteen (15) days prior to the date for filing such Tax Returns and shall make such revisions to such Tax Returns as are reasonably requested by the Stockholders’ Representative at least five (5) days prior to the date for filing such Tax Returns,

(iv) timely file such Tax Return with the appropriate governmental entity and furnish a copy of such Tax Return to the Stockholders’ Representative if it differs from the copy that was furnished pursuant to clause (iii), and (v) be responsible for the timely payment of all Taxes due with respect to the Tax period covered by such Tax Return. All Tax Returns for Straddle Periods prepared and filed pursuant to this Section 10.2(b) shall be prepared and filed consistently with the terms of the closing agreement dated August 28, 2008 on Form 4549 between the Company and the Internal Revenue Service entered into in respect of the Company’s taxable year ended February 3, 2007. Parent shall determine, in accordance with the provisions of Section 10.1(a) of this Agreement, the portion of such Taxes owed by the Stockholders’ Representative with respect to the period ending on the Closing Date (the “Company’s Tax”) and shall notify the Stockholders’ Representative of its determination of the Company’s Tax in connection with furnishing a copy of the related Tax Return for the Stockholders’ Representative’s review pursuant to clause (iii) of this Section 10.2(b). The Stockholders’ Representative shall pay to the Surviving Corporation an amount equal to the Company’s Tax not later than five (5) days before the filing of such Tax Return. The parties shall endeavor to resolve any disputes through negotiation for the period of time ending sixty (60) days following the date that the Stockholders’ Representative pays the Company’s Tax.

Section 10.3 Cooperation on Tax Matters. Parent, the Surviving Corporation, the Company and the Stockholders’ Representative shall cooperate fully, and to the extent reasonably requested by the other parties, in connection with the filing of Tax Returns pursuant to Section 10.1 and Section 10.2 and any audit, litigation, or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon another party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The parties agree (i) to retain all books and records with respect to Tax matters pertinent to the Company relating to any Tax period beginning before the Closing Date until the expiration of the applicable Tax Statute of Limitations Date (as defined in Section 10.4 below) of the respective Tax periods, and to abide by all record retention agreements entered into with any Tax authority, and (ii) to give the other parties reasonable written notice prior to transferring, destroying, or discarding any such books and records and, if another party so requests, Parent, Surviving Corporation, Company and Stockholders’ Representative, as the case may be, shall allow the other parties to take possession of such books and records proposed to be transferred, destroyed or discarded. The parties further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any governmental entity or any other Person as may be necessary to mitigate, reduce, or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated under this Agreement).

Section 10.4 Survival. Anything to the contrary in this Agreement notwithstanding, the representations, warranties, covenants, agreements, rights, and obligations of the Parties hereto with respect to any Tax matter covered by this ARTICLE X shall survive the Closing and shall not terminate until the Tax Statute of Limitations Date. The “Tax Statute of Limitations Date” means the close of business on the 45th day after the expiration of the applicable statute of limitations with respect to such Tax matter, including any extensions thereof (or if such date is not a business day, the next business day).

Section 10.5 Conflict. In the event of a conflict between the provisions of this ARTICLE X and any other provisions of this Agreement, the provisions of this ARTICLE X shall control.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to Parent or Merger Sub, and, after the Closing, to the Surviving Corporation:

Midwest Shoppes Intermediate Holding Corp.

c/o Sun Capital Partners Management V, LLC

5200 Town Center Circle, Suite 600

Boca Raton, FL 33486

Attention: C. Deryl Couch, Jason H. Neimark and Brian Urbanek

Facsimile: (561) 394-0540

with an additional copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention: Jeffrey A. Fine, P.C.

Facsimile: (312) 861-2200

(b) if to the Company prior to the Closing:

Gordmans, Inc.

12100 W. Center Road

Omaha, NE 68144

Attention: Mr. Jeffrey J. Gordman

Facsimile: (402) 691-4367

with an additional copy (which shall not constitute notice) to:

Gordmans, Inc.

12100 W. Center Road

Omaha, NE 68144

Attention: Mr. Mike James

with an additional copy (which shall not constitute notice) to:

Husch Blackwell Sanders LLP

1620 Dodge Street, Suite 2100

Omaha, NE 68102

Attention: Joyce A. Dixon, Esq.

Facsimile: 402-964-5050

with an additional copy (which shall not constitute notice) to:

Morris, Nichols, Arsht & Tunnell LLP

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899-1347

Attention: Jeffrey Wolters, Esq.

Facsimile: 302-351-6515

Section 11.2 Certain Definitions. For purposes of this Agreement, the term:

“Accounting Principles” means GAAP and to the extent consistent with GAAP, applied on a basis consistent with the basis on which GAAP was applied in the preparation of the Company’s consolidated financial statements.

“Adjusted Unfunded Deferred Compensation Amount” means the amount which is equal to the difference between (a) the amount of unfunded deferred compensation liabilities arising in connection with the Company’s non-qualified deferred compensation plans as shown on the balance sheet included in the July Financial Statements, including the Company’s Executive Deferred Compensation Plan and the Company’s Directors’ Deferred Compensation Plan, and (b) $289,327; the calculation of the Adjusted Unfunded Deferred Compensation Amount is shown on Exhibit C (Adjusted Funded Deferred Compensation Amount Calculation) hereto.

“Affiliate” of a Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.

“Aggregate Merger Consideration” shall mean an amount mutually determined by the Stockholders’ Representative and Parent at least five (5) Business Days prior to the Closing equal to (i) $27,019,000 minus (ii) the pre-Tax value of all consideration, fees, costs and expenses with respect to the termination of the Options, including the Option Consideration minus (iii) all Company Transaction Expenses minus (iv) all Tax liability with respect to the Pre-Closing Tax Period and (without duplication) all Tax liability relating to the closing agreement dated August 28, 2008 on Form 4549 between the Company and the Internal Revenue Service entered into in respect of the Company’s tax period ending February 3, 2007, plus, (v) solely upon receipt thereof, amounts actually received by the Surviving Corporation in connection with the Landlord Receivables, including any Pre-Closing Landlord Receivables, plus any Unused Retention Amount (as determined by the Surviving Corporation in good faith).

“Antitrust Laws” shall mean the HSR Act and any other antitrust, unfair competition, merger or acquisition notification, or merger or acquisition control law under any applicable jurisdictions, whether federal, state, local or foreign.

“Beneficial Owner” with respect to any Shares shall mean a Person who shall be deemed to be the beneficial owner of such Shares (i) which such Person or any of its affiliates or associates (as such term is defined in Rule 12b-2 under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such Person or any of its affiliates or associates (as such term is defined in Rule 12b-2 of the Exchange Act) has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants, options or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other Persons with whom such Person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares (and the term “beneficially owned” shall have a corresponding meaning).

“Business Day” shall mean any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by law to close in New York, New York.

“Collected Landlord Receivables” shall mean the aggregate amount of all Landlord Receivables collected by the Company, Parent, the Surviving Corporation or any of their Affiliates and delivered to the Stockholders’ Representative pursuant to Section 2.4 above. Notwithstanding any provision in this Agreement, the Collected Landlord Receivables shall not include any Pre-Closing Landlord Receivables.

“Company Disclosure Schedule” shall mean the disclosure schedules delivered by the Company to Parent and Merger Sub on or prior to the execution of this Agreement.

“Company Transaction Expenses” shall mean the expenses incurred by the Company, the Board of the Company and its Special Committee, the Stockholders and the Option holders of the Company in connection with the preparation, execution and consummation of this Agreement and the Closing that have not been paid as of the July End Date, including all brokerage commissions, fees, expenses and disbursements of Harris Williams & Co., all Paying Agent fees and expenses, all transaction-related bonuses or accelerated benefits payable to any officer, director, employee, shareholder or Affilate of the Company, and all fees and disbursements of attorneys, accountants, and other advisors and service providers payable by the Company. Without limiting the foregoing, “Company Transaction Expenses” shall include: (a) the D&O Tail Policies obtained pursuant to Section 6.7, (b) all costs of the Paying Agent, (c) all expenses incurred in connection with the filing, printing and mailing of the Information Statement to the Stockholders and Option holders of the Company, (d) all deferred compensation arrangements, (e) all retention payments and all special bonuses, change in control payments, sale bonuses and similar compensation in connection with the transactions contemplated by this Agreement, including the Retention Agreements; (f) all costs and expenses of the Stockholders’ Representative, (g) all costs, fees, expenses and other amounts paid with respect to Dissenting Shares in excess of the Per Share Merger Consideration, and (h) one-half of all transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, Company Transaction Expenses shall not include (A) the amounts required to be paid under the Stock Redemption and Option Agreement dated September 21, 2005 by and between the Company and Norman J. Farrington, (B) the Adjusted Unfunded Deferred Compensation Amount, or (C) $289,327 of the amount of the Company’s non-qualified deferred compensation plan as shown on the balance sheet included in the July Financial Statements.

“Control” (including the terms “Controlled”, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise, and such “control” will be presumed if any Person owns 10% or more of the voting capital stock or other ownership interests, directly or indirectly, of any other Person.

“Effective Date Aggregate Merger Consideration” shall mean an amount equal to (a) the Aggregate Merger Consideration, minus (b) the amount of the Holdback Funds delivered to the Stockholders’ Representative pursuant to Section 2.4(b) above, minus (c) the Collected Landlord Receivables, which amount has been estimated in good faith by the Company as set forth on Exhibit H hereto, plus (d) the aggregate amount of Pre-Closing Landlord Receivables minus (e) any Unused Retention Amount.

“Effective Date Per Share Merger Consideration” shall mean a fraction, (x) the numerator of which is the Effective Date Aggregate Merger Consideration, and (y) the denominator of which is the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (including all Dissenting Shares).

“Encumbrance” means any mortgage, hypothecation, lien (statutory or otherwise), preference, priority, charge, security interest, security agreement, easement, covenant, restriction, claim, pledge, Tax, option, warrant, right, contract, call, commitment, equity, demand, proxy, voting agreement, restriction on transfer (other than restrictions on transfer under the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any similar federal law then in force and applicable state securities laws) or other Encumbrance of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing and any assignment or deposit arrangement in the nature of a security device).

“Excess Cash” means, at any given time, the sum of (A) all marketable securities and the actual cash balances of the Company calculated in accordance with the Accounting Principles except as set forth in Exhibit F, minus (B) the aggregate amount of Register Cash as of such date, minus (C) the aggregate amount of credit card receivables of the Company as of such date.

“Generally Accepted Accounting Principles” or “GAAP” shall mean the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States, in each case, as applicable, as of the time of the relevant financial statements referred to herein.

“Holdback Funds” means cash in the aggregate amount of $1,250,000.

“Indebtedness” shall mean, with respect to any Person as of any date of determination, without duplication: (i) all obligations of such Person for borrowed money or in respect of loans or advances, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or debt securities, (iii) all obligations arising from cash/book overdrafts, (iv) all obligations arising from deferred compensation arrangements, including without limitation, the Adjusted Unfunded Deferred Compensation Amount and all amounts required to be paid under the Stock Redemption and Option Agreement dated September 21, 2005 by and between the Company and Norman J. Farrington, (v) all obligations of such Person secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property owned or acquired by such Person, (vi) all Guaranties of such Person in connection with any of the foregoing, (vii) all capital lease obligations, (viii) all deferred rent, (ix) all indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables incurred in the ordinary course of business which are not past due), (x) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (xi) all obligations (determined on the basis of actual, not notional, obligations) with respect to interest rate protection agreements, interest rate swap agreements, foreign currency exchange agreements, or other interest or exchange rate hedging agreements or arrangements, (xii) all other liabilities classified as non-current liabilities in accordance with GAAP as of the date of determination of such Indebtedness and (xiii) all fees, accrued and unpaid interest, premiums or penalties related to any of the foregoing. For purposes of clarification, “Indebtedness” shall not include (A) any obligations in respect of letters of credit issued for the account of the Company or its Subsidiaries, each of which are listed on Section 3.7(f) of the Company Disclosure Schedule, (B) $289,327 of the amount of the Company’s non-qualified deferred compensation plan as shown on the balance sheet included in the July Financial Statements, or (C) the Retention Agreements.

“Indemnitee” shall mean the following Persons: (a) Parent; (b) Parent’s current and future Affiliates (including the Surviving Corporation), (c) the respective successors and assigns of the Persons referred to in clauses (a) and (b) above, and (d) each of their respective stockholders, officers, directors, employees, agents, partners and representatives.

“July End Date” shall mean August 2, 2008.

“July Financial Statements” shall mean the financial statements of the Company for the July Fiscal Period.

“July Fiscal Period” shall mean the fiscal year ending on the July End Date.

“Knowledge” (i) with respect to the Company shall mean the actual knowledge after reasonable investigation of any of the Persons set forth on Section 11.2 of the Company Disclosure Schedule and (ii) with respect to Parent or Merger Sub shall mean the actual knowledge after reasonable investigation of any of the officers of Parent.

“Landlord Receivables” shall mean the receivables in an amount up to $2,845,000 in the aggregate due from landlords for certain of the Company’s stores, which receivables arose in connection with the reimbursement obligation of such landlords for certain construction costs and reconciliation of prior payments made by the Company in connection with common area expenses, real estate taxes and insurance premiums, all as shown on Exhibit G: Landlord Receivables Schedule, including all Pre-Closing Landlord Receivables.

“Legal Proceeding” shall mean any pending action suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other governmental body or any arbitrator or arbitration panel.

“Liability” means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, and regardless of when asserted).

“Losses” shall mean all actions, claims, suits, proceedings, demands, losses, damages, injuries, claims, Liabilities, demands, assessments, fines, penalties, interest, deficiencies, Taxes, judgments, awards, settlements, fees, costs and expenses of any nature whether or not arising out of third-party claims (including, in each case, all reasonable legal and other third-party costs and expenses in connection with any investigation, defense or settlement); provided that such Losses shall not include punitive damages except to the extent awarded to a third party against an Indemnitee.

“Material Adverse Effect” shall mean any change, effect, event, circumstance or development (each a “Change,” and collectively, “Changes”), individually or in the aggregate, and taken together with all other Changes, that is materially adverse to the business, operations, condition (financial or otherwise), results of operations, cash flow, net worth, or employee or supplier relations of the Company and its Subsidiaries, taken as a whole; provided, however, that no Change (by itself or when aggregated or taken together with any and all other Changes) resulting from, relating to or arising out of any of the following shall be deemed to be or constitute a “Material Adverse Effect,” and no Change (by itself or when aggregated or taken together with any and all other such Changes) resulting from, relating to or arising out of any of the following shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur: (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates so long as such changes do not have a materially disproportionate effect on the Company; (b) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement so long as such events do not have a materially disproportionate effect on the Company; (c) earthquakes, hurricanes, floods, or other natural disasters so long as such events do not have a materially disproportionate effect on the Company; or (d) the mere failure by the Company or the Subsidiaries of the Company to meet any projections, estimates or budgets for any period prior to, on or after the date of this Agreement (but not any event, circumstance, change or effect which causes such failure).

“Parent Disclosure Schedule” shall mean the disclosure schedules delivered by Parent and Merger Sub to the Company on or prior to the execution of this Agreement.

“Per Share Merger Consideration” shall mean an amount equal to the Aggregate Merger Consideration divided by the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (including all Dissenting Shares).

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

“Pre-Closing Landlord Receivables” shall mean the aggregate amount of all Landlord Receivables received by the Company prior to the Closing as determined in the sole judgment of Parent based upon reasonable evidence provided by the Company; provided that any such amounts shall not be Pre-Closing Landlord Receivables to the extent that either (x) the Company, Parent or any of their Affiliates is in a dispute with the landlord delivering such Landlord Receivables with respect to such Landlord Receivables or (y) Parent determines in good faith that the amounts paid by a landlord may not have been paid with respect to such Landlord Receivables.

“Register Cash” shall mean an amount of cash necessary to open each store of the Company and its Subsidiaries on the day after the Closing Date, determined by reference to the Company’s historical practices, which in any event shall not be less than $861,000 in the aggregate as of the July End Date.

“Retention Agreements” shall mean the retention agreements by and between the Company and each of Mike Remsen, Ron Hall, Mike James, Deb Kouba and Norman J. Farrington.

“Revolver Indebtedness” means any indebtedness for borrowed money under the revolver facility pursuant to that certain Loan, Guaranty and Security Agreement dated as of October 20, 2004, by and among the Company, Gordmans Management Company, Inc., Gordmans Distribution Company, Inc. and Wells Fargo Retail Finance, LLC, as amended January 26, 2006, September 5, 2006, October 23, 2006 and September 21, 2007.

“Significant Stockholders” means, collectively, Jeffrey J. Gordman, the Beneficial Owners of the stock held by the Trusts, and Norman J. Farrington.

“Subsidiary” or “Subsidiaries” of the Company, the Surviving Corporation, Parent or any other Person shall mean any corporation, partnership, joint venture or other legal entity of which the Company, the Surviving Corporation, Parent or such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Trusts” means the RG Stock Trust and the Voting Trust identified more specifically on Section 3.3 of the Company Disclosure Schedule.

“Working Capital” means, as of any date of determination, the aggregate value of the Company’s and its Subsidiaries’ current assets minus the aggregate value of the Company’s and its Subsidiaries’ current liabilities, in each case determined in accordance with the Accounting Principles and Exhibit F (Calculation of Working Capital and Indebtedness).

Section 11.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 11.4 Entire Agreement; Assignment. This Agreement (including the Exhibits hereto), the Company Disclosure Schedule, the Parent Disclosure Schedule, the Parent guarantee provided in Section 11.10 of this Agreement, and the agreements, certificates and instruments delivered pursuant hereto constitute the entire agreement among the parties and their respective affiliates with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (including, without limitation, the Confidentiality Agreement which shall terminate and be of no further force or effect as of the Effective Time). This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties, except that each of Parent, Merger Sub and the Surviving Corporation may assign all or any of its rights and obligations hereunder to any of their Affiliates without the consent of any other party hereto; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder. In addition, Parent and, following the Closing, the Surviving Corporation, may assign any or all of its rights pursuant to this Agreement, and each of the other agreements and instruments contemplated hereby, in connection with any disposition or transfer of all or any portion of the Company or any of its Subsidiaries or their respective businesses in any form of transaction without the consent of any of the other parties hereto. Parent and, following the Effective Time, the Company and its Subsidiaries may assign any or all of its rights pursuant to this Agreement, including their rights to indemnification, to any of their respective lenders as collateral security.

Section 11.5 Parties in Interest. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than following the Effective Time, with respect to the provisions of Article II which shall inure to the benefit of the holders of Company Common Stock and Options who are intended to be third-party beneficiaries thereof.

Section 11.6 Governing Law. This Agreement, the rights of the parties and all actions arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

Section 11.7 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.8 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 11.9 Specific Performance; Jurisdiction; Waiver of Jury Trial. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek specific performance, an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware and (iv) consents to service being made through the notice procedures set forth in ARTICLE XI. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in ARTICLE XI shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Merger.

Section 11.10 Guarantee. Parent agrees to take all action necessary to cause Merger Sub or the Surviving Corporation, as applicable, to perform all of its respective agreements, covenants and obligations under this Agreement. Parent unconditionally guarantees to the Company the full and complete performance by Merger Sub or the Surviving Corporation, as applicable, of its respective obligations under this Agreement and shall be liable for any breach of any representation, warranty, covenant or obligation of Merger Sub or the Surviving Corporation, as applicable, under this Agreement. This is a guarantee of payment and performance and not of collectibility. Parent hereby waives diligence, presentment, demand of performance, filing of any claim, any right to require any proceeding first against Merger Sub or the Surviving Corporation, as applicable, protest, notice and all demands whatsoever in connection with the performance of its obligations set forth in this Section 11.10.

Section 11.11 Interpretation. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will be inclusive and not exclusive unless the context requires otherwise. Unless the context requires otherwise, any agreements, documents, instruments or laws defined or referred to in this Agreement will be deemed to mean or refer to such agreements, documents, instruments or laws as from time to time amended, modified or supplemented, including (i) in the case of agreements, documents or instruments, by waiver or consent, and (ii) in the case of laws, by succession of comparable successor statutes. All references in this Agreement to any particular law will be deemed to refer also to any rules and regulations promulgated under that law. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

(b) The inclusion of any information in the Company Disclosure Schedule or the Parent Disclosure Schedule will not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in such Schedule, that such information is required to be listed therein or that any such items are material to the Company and its subsidiaries or to Parent and Merger Sub, as the case may be. The headings, if any, of the individual sections of the Company Disclosure Schedule and the Parent Disclosure Schedule are inserted for convenience only and will not be deemed to constitute a part thereof or a part of this Agreement. Each section of the Company Disclosure Schedule and the Parent Disclosure Schedule is arranged in sections corresponding to those contained in this Agreement, provided that the disclosure of an item in one section of such Schedule with respect to a particular covenant, agreement, representation or warranty will be deemed adequately disclosed in the same or any other section of such Schedule with respect to any other covenant, agreement, representation or warranty to the extent that the relevance of such item to such other covenant, agreement, representation or warranty is reasonably apparent on the face of such item.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARENT:

MIDWEST SHOPPES INTERMEDIATE HOLDING CORP.

By:	/s/ Brian Urbanek
Name:	Brian Urbanek
Title:	Vice President & Assistant Secretary

MERGER SUB:

MIDWEST SHOPPES INTEGRATED, INC.

By:	/s/ Brian Urbanek
Name:	Brian Urbanek
Title:	Vice President & Assistant Secretary

COMPANY:

GORDMANS, INC.

By:	/s/ Jeff Gordman
Name:	Jeff Gordman
Title:	President/CEO

STOCKHOLDERS’ REPRESENTATIVE:

/s/ Jeffrey J. Gordman
Jeffrey J. Gordman

Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GORDMANS, INC.

ARTICLE ONE

The name of the Corporation is Gordmans, Inc.

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of capital stock that the Corporation has authority to issue is 1,000 shares of Common Stock, par value $0.001 per share.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE SEVEN

Meetings of stockholders may be held within or outside of the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The Corporation expressly elects not to be governed by §203 of the General Corporation Law of the State of Delaware.

ARTICLE TEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this amended and restated certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE TWELVE

To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are employees of the Corporation. No amendment or repeal of this ARTICLE TWELVE shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director, or stockholder becomes aware prior to such amendment or repeal.

*    *    *    *    *

Exhibit B

OPTION CANCELLATION AGREEMENT

THIS OPTION CANCELLATION AGREEMENT (this “Agreement”) is entered into as of [            ], 2008, between [            ] (“Option Holder”) and Gordmans, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company intends to enter into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Midwest Shoppes Intermediate Holding Corp., a Delaware corporation (“Parent”), Midwest Shoppes Integrated, Inc., a Delaware corporation (“Merger Sub”), the Company and Jeffrey J. Gordman, as representative for the Company’s stockholders (the “Stockholders’ Representative”), whereby Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

WHEREAS, the Option Holder is the owner of certain options to acquire the Company’s common stock (“Options”) pursuant to certain stock option agreements between the Option Holder and the Company (“Option Agreements”) pursuant to certain stock option plans of the Company (the “Plans”), as set forth on Annex A attached hereto; and

WHEREAS, the Option Holder and the Company desire and agree to cancel all Options granted to the Option Holder and, subject to the terms of this Agreement, terminate all Option Agreements in exchange for the aggregate consideration set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Cancellation of Options. If and only if the Merger occurs, the Option Holder hereby agrees to surrender and cancel all of the Option Holder’s rights arising under the Option Agreements and with respect to all Options as of the closing of the Merger (the “Closing”) in exchange for a payment with respect to each Option in cash of an amount, without interest, equal to the product of $0.10 multiplied by the number of shares into which such Option is exercisable (such product, the “Purchase Price”), which Purchase Price shall be paid by the Company or such other party as may be designated in the Merger Agreement (the “Paying Agent”) within five (5) business days after the Closing (provided that the Company will have the right to deduct any tax withholdings required by applicable law or regulations to be withheld and paid over to taxing authorities). If and only if the Closing occurs, from and after the date of the Closing, none of the Option Holder’s Options shall be outstanding, be in force or effect or represent any rights other than the right of the Option Holder to receive the consideration contemplated by this Section 1. The Option Holder agrees to waive any notice requirements under the Plans and the Option Agreements with respect to the transactions contemplated by the Merger Agreement. Without limiting the foregoing, the Option Holder acknowledges that it shall have no right to receive any equity, including options to acquire equity, in the Company or any of its subsidiaries following the consummation of the transactions contemplated by the Merger Agreement. Notwithstanding any provision to the contrary in this Agreement, upon payment by the Company or the Paying Agent to the Option Holder of the Purchase Price, the Company shall have no further obligation or liability of any nature to the Option Holder, including with respect to the Purchase Price.

2. Option Agreements. From and after the time the Option Holder receives the Purchase Price from the Company or the Paying Agent, all Option Agreements shall be terminated and be of no further force or effect.

3. Representations and Warranties of Option Holder. The Option Holder hereby represents and warrants that, as of the date hereof and as of the date of the Closing (a) the Option Holder has full legal right, power and capacity to execute and deliver this Agreement and to perform such Option Holder’s obligations hereunder, (b) this Agreement has been duly and validly executed and delivered by the Option Holder and constitutes a legal, valid and binding obligation of the Option Holder, enforceable in accordance with its terms, (c) the Option Holder is not subject to any order, contract, judgment or decree which would be breached or violated by the execution, delivery and performance by the Option Holder of this Agreement and the consummation of the transactions contemplated hereby, (d) the Option Holder is the registered and beneficial owner of all of the Options set forth on Annex A hereto, possesses good title thereto, free and clear of all liens, claims, encumbrances, or other restrictions on transfer and does not own any other option, warrant, purchase right, subscription right, conversion right, exchange right, or other contract or commitment that could require the Company to issue, sell or otherwise cause to become outstanding any capital stock of the Company, whether vested or unvested, except for the Options set forth on Annex A hereto, and (e) Annex A identifies all Options owned and held by the Option Holder, including (i) the number of shares of the Company’s common stock issuable pursuant to such Option Agreement, and (ii) the exercise price with respect to such Options.

4. Confidentiality; Public Announcements. The Option Holder shall not, and shall not permit any of its affiliates, advisors, representatives and agents to, disclose the terms and provisions of the Merger or any documents in connection with the Merger without the prior written consent of Parent or, on or after the Closing, the Company. From and after the date hereof (including after the Closing), except as otherwise provided herein or in connection with the Option Holder’s employment with the Company, the Option Holder shall not, use or disclose at any time (and the Option Holder shall cause each of its affiliates not to use or disclose at any time) any Confidential Information (as defined below). For purposes of this Agreement, “Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the business, products, financial condition, services or research or development of the Company and its Subsidiaries and their respective suppliers, distributors, customers, independent contractors or other business relations.

5. Release.

(a) General Release. The Option Holder, on behalf of such Option Holder and such Option Holder’s successors, assigns, next-of-kin, representatives, administrators, executors, agents and any other person or entity claiming by, through, or under any of the foregoing, do hereby unconditionally and irrevocably release, waive and forever discharge each of the Company, Parent, Merger Sub and the Surviving Corporation (collectively, the “Released Parties”), and their respective affiliates and each of their past and present directors, managers, officers, employees, agents, predecessors, successors, assigns, equityholders, partners, insurers and subsidiaries (collectively, the “Released Party Affiliates”), from any and all claims,

2

demands, damages, judgments, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the date of the Closing, including without limitation, any and all of the foregoing arising out of or relating to (i) such Option Holder’s capacity as a current or former stockholder, optionholder or other equityholder (whether director or indirect), officer, director, manager, employee or agent of any of the Released Parties or any of their predecessors, subsidiaries or affiliates (or such Option Holder’s capacity as a current or former trustee, director, officer, manager, employee or agent of any other entity in which capacity such Option Holder is or was serving at the request of any of the Released Parties or the Released Party Affiliates), and (ii) any contract, agreement or other arrangement (whether verbal or written) entered into or established on or prior to the date of the Closing (with the effect that any such contract, agreement or other arrangement, including any provision purporting to survive termination of such contract, agreement or other arrangement, is hereby terminated in its entirety), in all cases whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the date of the Closing. The Option Holder understands that this is a full and final general release of all claims, demands, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, that could have been asserted in any legal or equitable proceeding against any of the Released Parties.

(b) Preservation of Rights under This Agreement and Certain Other Agreements. Notwithstanding Section 5(a) above, each of the Released Parties and the Released Party Affiliates shall remain liable to the Option Holder with respect to the liabilities and obligations, if any, arising pursuant to this Agreement, the Merger Agreement, the contracts and obligations listed in Annex B hereto or any of the other agreement, certificate or instrument executed or delivered in connection with the Merger Agreement by a Released Party in favor of the Option Holder.

(c) Acknowledgement. The Option Holder acknowledges and agrees that the terms and provisions of this Section 5 have been a material inducement to the Released Parties to consummate the transactions contemplated by this Agreement and the Merger Agreement and that the Released Parties have relied upon this Section 5 in consummating such transactions.

6. NO LOOK BACK. THE OPTION HOLDER HEREBY ACKNOWLEDGES AND AGREES THAT THE OPTION HOLDER SHALL HAVE NO “LOOK BACK” OR SIMILAR RIGHTS AND SHALL IN NO EVENT BE ENTITLED TO ADDITIONAL CONSIDERATION WITH RESPECT TO THE CANCELLATION OF THE OPTION HOLDER’S OPTIONS TO ACQUIRE CAPITAL STOCK OF THE COMPANY PURSUANT TO THIS AGREEMENT.

7. Closing. In the event that the Closing does not occur, this Agreement shall terminate and have no further force and effect, except that this Section 7 and Sections 4, 10, 11, and 13 shall survive such termination indefinitely.

8. Further Assurances. The Option Holder shall, at the request of the Company at any time from and after the date hereof execute and deliver such documents and take such action reasonably deemed by the Company to be necessary or desirable to effectuate the purposes and

3

objectives of this Agreement, including the cancellation of all Options issued to the Option Holder.

9. Amendment. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and the Option Holder and, if amended prior to the Effective Time, the Parent.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

11. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (A) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (B) THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

12. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

13. Third Party Beneficiary. The Released Parties and the Released Party Affiliates shall be intended third party beneficiaries to this Agreement.

14. Counterparts; Electronic Delivery. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be an original. Any such counterpart, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall reexecute the original form of this Agreement and deliver such form to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

*    *    *    *     *    *

4

IN WITNESS WHEREOF, the parties hereto have caused this Option Cancellation Agreement to be duly executed and delivered as of the date first written above.

GORDMANS, INC.

By:
Name:
Its:

OPTION HOLDER:

[NAME]

Signature Page to Option Cancellation Agreement

Annex A

Schedule of Options

	Number of Shares	Stock Option Plan	Exercise Price	Purchase Price

TOTAL

6

Annex B

Contracts and Obligations

7

Exhibit C

Adjusted Unfunded Deferred Compensation Amount

August 2, 2008

Deferred Board Fees	68,266.87
L/T: P/R Nonqualifed Plan	960,358.51

1,028,625.38
Less: Agreed reduction	(289,000.00)

Adjusted Unfunded Deferred Compensation Amount	739,625.38

Exhibit D

LETTER OF TRANSMITTAL

GORDMANS, INC.

(See Enclosed Instructions)

Name(s), Address(es) & Telephone Number(s) of Registered Holder(s) (as they appear on the Stock Records)	Number of Shares Held by Registered Holder

TOTAL SHARES:

Please fill in the number shares surrendered.

Reference is made to that certain Agreement and Plan of Merger dated as of September 5, 2008 (the “Merger Agreement”), by and among Gordmans, Inc., a Delaware corporation (the “Company”), Midwest Shoppes Intermediate Holding Corp., a Delaware corporation (the “Parent”), Midwest Shoppes Integrated, Inc., a Delaware corporation (the “Merger Sub”), and Jeffrey J. Gordman, as representative for the Company’s stockholders (the “Stockholders’ Representative”) (as amended from time to time, the “Merger Agreement”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement. Pursuant to the Merger Agreement, the above shares of Common Stock of the Company (such shares referred to herein as “Company Stock”) have been converted into the right to receive the consideration set forth in the Merger Agreement (the “Merger Consideration”). The above-listed shares of Company Stock are hereby surrendered as of the Effective Time in exchange for the portion of the Merger Consideration which such shares of Company Stock are entitled, as determined in accordance with the Merger Agreement, net of any applicable withholding taxes, as determined in accordance with the Merger Agreement. The undersigned hereby authorizes the officers of the Company to reflect the surrender of the Company Stock referenced above in the books and records of the Company at the Effective Time.

WIRE INSTRUCTIONS (Fill in the following wire instructions)

Issue and make payment to:

Bank Name:

Address:

ABA Number:

Account Number:

Name of Account Holder:

TIN:

Signature(s) of Owner(s):

Name(s):

                                 (Please Print)

Capacity:                                                                       Daytime Telephone Number:

                                 (full title)

Address:

                                                                 (include zip code)

Dated:              2008

REPRESENTATIONS AND WARRANTIES

(Forming a part of the terms and conditions of the transaction)

The undersigned hereby represents and warrants to Parent, the Merger Sub and the Company that as of the date hereof and as of the Closing Date:

(a) the undersigned has the full legal right, power and authority to execute and deliver this Letter of Transmittal, and to surrender, sell, assign and transfer the Company Stock surrendered hereby;

(b) this Letter of Transmittal has been duly and validly executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law);

(c) the undersigned owns beneficially and of record, free and clear of any lien, claim, encumbrance or other restriction on transfer, the above-listed Company Stock;

(d) the undersigned owns no shares of Company Stock and holds no shares, options or warrants for, or any other rights to acquire, any shares of capital stock of the Company, other than the above-listed Company Stock and any securities of the Company the cancellation of which are provided for in any Option Cancellation Agreement to which the undersigned is a party.

ACKNOWLEDGMENTS

(Forming a part of the terms and conditions of the transaction)

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the undersigned and the undersigned’s heirs, successors, assigns, executors, administrators and legal representatives to the extent permitted by law and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned hereby transfers all right, title and interest in and to all of the shares of Company Stock owned by the undersigned and surrendered herewith. The surrender by the undersigned of the shares of Company Stock hereby is irrevocable but will not be effective until the Effective Time.

The undersigned hereby acknowledges receipt of the Merger Agreement and this Letter of Transmittal. In addition, the undersigned acknowledges that the undersigned is bound by the terms of the Merger Agreement (and the Merger Agreement is enforceable against the undersigned) and hereby agrees, upon receiving the consideration pursuant to this Letter of Transmittal, to be bound by any properly executed amendment, extension or waiver to the Merger Agreement.

The undersigned understands that: (i) unless and until the undersigned surrenders the shares of Company Stock owned by the undersigned in accordance with this Letter of Transmittal and the Merger Agreement, no payments pursuant to the Merger Agreement shall be paid to the undersigned; (ii) payment pursuant to the Merger Agreement is conditioned upon the Closing of the Merger; and (iii) no interest will accrue on any payment due pursuant to the Merger Agreement. Furthermore, the undersigned recognizes that the Merger is subject to various conditions, and the Company may not be required to accept the surrender of any of the shares of Company Stock surrendered hereby.

By executing this Letter of Transmittal, the undersigned hereby consents to and acknowledges the appointment of the Stockholders’ Representative (and any successor or assign of the Stockholders’ Representative) as the representative, agent, proxy, and attorney-in-fact for the undersigned, with the power and authority to act on the undersigned’s behalf as set forth in Section 9.5 of the Merger Agreement (subject to the limitations set forth therein).

By executing this Letter of Transmittal, the undersigned hereby (i) agrees to indemnify the Parent, the Merger Sub and the Company against and hold them harmless from any and all Losses arising from or in respect of a breach of any representation, warranty or covenant set forth in this Letter of Transmittal, and (ii) acknowledges and agrees to the payment of the Holdback Funds to the Stockholders Representative and the subsequent utilization and distribution of the Holdback Funds pursuant to the terms of the Merger Agreement.

By executing this Letter of Transmittal, the undersigned hereby irrevocably and unconditionally waives his, her or its rights to appraisal of the fair value of his, her or its shares of Company Stock or rights to dissent from the Merger that the undersigned may have pursuant to the Delaware General Corporation Law or otherwise.

EFFECTIVE UPON THE CLOSING, THE UNDERSIGNED, ON BEHALF OF THE UNDERSIGNED AND THE UNDERSIGNED’S SUCCESSORS, ASSIGNS, NEXT-OF-KIN, REPRESENTATIVES, ADMINISTRATORS, EXECUTORS, AGENTS AND AFFILIATES, HEREBY IRREVOCABLY WAIVES, RELEASES AND DISCHARGES THE COMPANY, PARENT, MERGER SUB AND EACH OF THEIR PAST, PRESENT AND FUTURE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PREDECESSORS, SUCCESSORS, ASSIGNS, EQUITY HOLDERS, PARTNERS, INSURERS AND SUBSIDIARIES (COLLECTIVELY, THE “COMPANY AFFILIATES”) FROM ANY AND ALL LIABILITIES AND OBLIGATIONS TO IT OF ANY KIND OR NATURE WHATSOEVER, WHETHER IN ITS CAPACITY AS A STOCKHOLDER OF THE COMPANY OR OTHERWISE (INCLUDING IN RESPECT OF ANY RIGHTS OF CONTRIBUTION OR INDEMNIFICATION), IN EACH CASE

WHETHER ABSOLUTE OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, KNOWN OR UNKNOWN, AND WHETHER ARISING UNDER ANY AGREEMENT OR UNDERSTANDING (EXCEPT FOR RIGHTS ARISING PURSUANT TO THE MERGER AGREEMENT, ANY OTHER DOCUMENT OR INSTRUMENT ENTERED INTO AT THE CLOSING OF THE MERGER BY THE UNDERSIGNED IN FAVOR OF THE COMPANY, PARENT OR THE MERGER SUB PURSUANT TO THE TERMS OF THE MERGER AGREEMENT, INCLUDING WITHOUT LIMITATION THIS LETTER OF TRANSMITTAL, AND THE CONTRACTS AND OBLIGATIONS LISTED ON SCHEDULE A HERETO) OR OTHERWISE AT LAW OR EQUITY, AND THE UNDERSIGNED AGREES THAT IT SHALL NOT SEEK TO RECOVER ANY AMOUNTS IN CONNECTION THEREWITH OR THEREUNDER FROM THE COMPANY, PARENT, MERGER SUB OR THE COMPANY AFFILIATES.

The prevailing party shall be entitled to reasonable costs and expenses incurred by it in connection with any cause of action, enforcement action or other similar matter arising with respect to this Letter of Transmittal.

The undersigned hereby acknowledges (i) receipt of the Information Statement distributed to the undersigned (including, but not limited to, the discussion of the undersigned’s rights pursuant to Section 262 of the Delaware General Corporation Law contained therein) and the Merger Agreement and (ii) that the undersigned has carefully reviewed and understands the terms of the Information Statement, the Merger Agreement and the terms of the Merger.

The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company, Parent, Merger Sub and the undersigned. All other questions concerning the construction, validity and interpretation of this Letter of Transmittal will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

This Letter of Transmittal shall be void and of no force and effect if the Closing pursuant to the Merger Agreement fails to occur for any reason and the Merger Agreement is terminated in accordance with its terms.

From and after the Effective Time, the Parent, the Merger Sub, the Company and the Stockholder Representative shall be intended third party beneficiaries of this Letter of Transmittal.

INSTRUCTIONS

(Forming a part of the terms and conditions of the transaction)

1. This Letter of Transmittal, including the Substitute Form W-9, should be properly filled in, dated and signed by the registered holder(s) of the shares of Company Stock and should be delivered to:

Husch Blackwell Sanders LLP

1620 Dodge Street, Suite 2100

Onaham NE 68102

Attn: Adam Kirshenbaum

You will receive the Merger Consideration as and when provided in the Merger Agreement to which the shares surrendered hereby are entitled, as determined in accordance with the Merger Agreement, only upon proper delivery of a correct Letter of Transmittal and Substitute Form W-9.

2. Complete the box marked “Wire Instructions” above. If this box is left blank, a check will be issued in the name of, and delivered to, the registered holder(s) at the address specified in the Company’s books and records.

3. The signature(s) required on the Letter of Transmittal must be the signature(s) of the stockholders exactly as the name(s) appears on the Company’s book entries with respect to the Company Stock, or, if the Company Stock has been assigned, the signature(s) must be the signature(s) of the assignee(s), exactly as such assignee’s name appears on the instrument of assignment. If any signature is made by a corporation or a person acting as executor, administrator, guardian, trustee or attorney-in-fact or in any other fiduciary or representative capacity, appropriate evidence of the authority of such person to assign, sell or transfer must be forwarded with this Letter of Transmittal.

4. Under U.S. federal income tax law, you must report and certify your correct taxpayer identification number and further certify that you are not subject to backup withholding due to notified underreporting on Internal Revenue Service Form W-9 or a suitable substitute (a “Substitute Form W-9”). This Letter of Transmittal includes a Substitute Form W-9 which you should complete and return with this Letter of Transmittal. Failure to provide the information requested on the Substitute Form W-9 could result in certain penalties as well as backup withholding on payments due to you. Certain holders are not subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, see the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

TO BE COMPLETED BY HOLDERS OF COMPANY STOCK

(See Instruction 5)

PAYER’S NAME:

SUBSTITUTE FORM W-9	Part I – PLEASE PROVIDE YOUR
Department of the Treasury Internal Revenue Service	TIN IN THE BOX AT THE RIGHT (FOR MOST INDIVIDUALS THIS IS YOUR SOCIAL SECURITY NUMBER. IF YOU DO NOT HAVE TIN,	Social Security Number Or
Payer’s Request for Taxpayer Identification Number (TIN)

SEE “OBTAINING A

NUMBER” IN THE ENCLOSED GUIDELINES),

CERTIFY BY SIGNING AND

DATING BELOW.

NOTE: IF THE ACCOUNT IS

IN MORE THAN ONE NAME,

SEE CHART IN THE

ENCLOSED GUIDELINES TO DETERMINE WHICH

NUMBER TO PROVIDE.

Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II- For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Part III

Certification – Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

SIGNATURE                                          DATE             , 2008

NAME (Please Print)

ADDRESS

CITY                      STATE                      ZIP CODE

Check appropriate box

☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership

☐ Limited Liability Company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership)

Other                      ☐ Exempt From Backup Withholding

Part III Awaiting TIN	☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                           Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. – Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this Type of Account:			Give the name and SOCIAL SECURITY Number of –	For this Type of Account:		Give the name and EMPLOYER IDENTIFICATION Number of –

1.	Individual		The individual	6.	Sole proprietorship or single-owner LLC	The owner (3)

				7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account. (1)	8.	Corporate or LLC electing corporate status on Form 8837	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10.	Partnership or multi-member LLC	The partnership

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC		The owner (3)	11.	A broker or registered nominee	The broker or nominee

				12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the individual name of the owner. Either the social security number or employer identification number may be furnished.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the space provided for the taxpayer identification number, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees and Payments Exempt from Backup Withholding

Set forth below is a list of payees that are exempt from backup withholding with respect to all or certain types of payments. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) and any person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is exempt. For payments subject to reporting under Sections 6041 and 6041A, the payees listed in items (1) through (7) are generally exempt. For barter exchange transactions and patronage dividends, the payees listed in items (1) through (5) are exempt.

(1)	An organization exempt from tax under Section 501(a), an IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any or their subdivisions or instrumentalities.

(4)	A foreign government or any if its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE EXEMPT PAYEE BOX AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold, at the applicable rate, taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE

SCHEDULE A

Contracts and Obligations

Exhibit E

SIGNIFICANT STOCKHOLDERS AGREEMENT

This Significant Stockholders Agreement (this “Agreement”), dated as of             , 2008, is by and among Midwest Shoppes Intermediate Holding Corp., a Delaware corporation (“Parent”), Midwest Shoppes Integrated, Inc., a Delaware corporation (“Merger Sub”), Gordmans, Inc., a Delaware corporation (the “Company”), the Persons set forth as Significant Stockholders on the signature pages attached hereto (the “Significant Stockholders”), and Jeffrey J. Gordman, in such Person’s capacity as Stockholders’ Representative. Parent, Merger Sub, the Significant Stockholders and Stockholders’ Representative are referred to collectively herein as the “Parties”. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given them in the Merger Agreement (in each case, as defined below).

WITNESSETH

WHEREAS, each of the Significant Stockholders is either a stockholder of the Company or a beneficial owner of capital stock of the Company through the RG Stock Trust or the Voting Trust Agreement, dated November 30, 1998, which trusts are together the majority stockholders of the Company;

WHEREAS, Parent, Merger Sub, the Company and Stockholders’ Representative have entered into a Merger Agreement, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, Merger Sub will, on the effective date of the merger contemplated by the Merger Agreement (the “Merger”), be merged with and into the Company, which will be the surviving corporation (the “Surviving Corporation”);

WHEREAS, the Merger Agreement provides that the Significant Stockholders will serve as the source of all indemnification obligations to the Surviving Corporation pursuant to Article IX of the Merger Agreement, including Section 9.2 thereof;

WHEREAS, Parent is unwilling to effect the Merger unless the Significant Stockholders provide the indemnification set forth in this Agreement and the Significant Stockholders make the representations, warranties and covenants set forth in this Agreement; and

WHEREAS, in order to induce Parent to enter into the Merger Agreement and complete the closing of the Merger, the Significant Stockholders have agreed to provide the indemnification requested by Parent and to make certain additional representations, warranties and covenants set forth in this Agreement;

NOW, THEREFORE, the Parties agree as follows:

1. Representations and Warranties of the Significant Stockholders. As a material inducement to each of Parent and Merger Sub to enter into and perform their respective obligations under the terms of the Merger Agreement, including the payment by the Surviving Corporation of the Aggregate Merger Consideration pursuant to the Merger Agreement, each Significant Stockholder represents and warrants to Parent and Merger Sub as follows (the “Seller Representations”):

(a) Organization of Certain Significant Stockholders. If the Significant Stockholder is a trust, limited liability company, partnership, corporation or other entity, the Significant Stockholder is duly organized and validly existing, and as to any limited liability company or corporation, is in good standing, each under the laws of the jurisdiction of its formation.

(b) Authorization. The Significant Stockholder has full power, authority and legal capacity to execute and deliver this Agreement and all of the other agreements and other documents contemplated by the Merger Agreement and this Agreement (the “Transaction Documents”) to which such Significant Stockholder is or, at or prior to the Effective Time, will be a party and to perform its obligations hereunder and thereunder and to consummate the transactions hereby and thereby. This Agreement has been duly executed and delivered by such Significant Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes the valid, legal and binding obligation of such Significant Stockholder in accordance with its terms. Upon execution of any other Transaction Document to which such Significant Stockholder is a party, when executed and delivered by such Significant Stockholder in accordance with the terms hereof and thereof, shall each constitute the legal, valid and binding obligation of such Significant Stockholder, enforceable against such Significant Stockholder in accordance with its terms. Such Significant Stockholder is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Proposal other than this Agreement, and such Significant Stockholder has terminated any discussions with third parties (other than with Parent and its Affiliates) regarding an Acquisition Proposal.

(c) No Conflict; Required Filings and Consents. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby or by the Merger, shall (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling or other restriction of any government, governmental agency or court to which such Significant Stockholder is subject (ii) if such Significant Stockholder is a trust, limited liability company, partnership or corporation, violate any provision of its formation documents or arrangements or charter and bylaws, as the case may be, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such Significant Stockholder is a party or by which it is bound or to which any of such Significant Stockholder’s assets is subject. Such Significant Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement or by the Merger Agreement.

(d) Shares. Such Significant Stockholder (i) holds of record (directly or indirectly) or owns beneficially (directly or indirectly) the number of shares of the Company Common Stock set forth next to such Significant Stockholder’s name in Schedule A hereto and the options to acquire the number of shares of Company Common Stock (“Options”) at the exercise price set forth next to such Significant Stockholder’s

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name in Schedule A hereto, and (ii) has good, valid and marketable title to such securities (directly or indirectly) free and clear of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended from time to time (the “Securities Act”) and state securities laws), Taxes, Encumbrances (other than Encumbrances set forth on Schedule A hereto), options, warrants, purchase rights, contracts, commitments, equities and claims. Except as set forth on Schedule A, such Significant Stockholder does not own any other capital stock of the Company or any other option, warrant, purchase right, subscription right, conversion right, exchange right, or other contract or commitment that could require the Company to issue, sell or otherwise cause to become outstanding any capital stock of the Company, whether vested or unvested. Except as set forth on Schedule B hereto, such Significant Stockholder is not a party to any shareholder agreements. The Letters of Transmittal, the Option Cancellation Agreements, if any, and other Transaction Documents to be executed and delivered by such Significant Stockholder to Parent and the Company at the Closing will effectively vest in Parent good, valid and marketable title to all the shares of the Company Common Stock set forth next to such Significant Stockholder’s name in Schedule A hereto and terminate all of such Significant Stockholder’s outstanding Options pursuant to and as contemplated by this Agreement free and clear of all Encumbrances, except restrictions on transfer imposed by the Securities Act or state securities laws.

(e) Compliance with Laws. Such Significant Stockholder is not in material conflict with, or material violation of, any law, rule, regulation, order, judgment or decree applicable to such Significant Stockholder or by which its properties are bound or affected.

(f) Related Party Transactions. Except as described on Section 3.22 to the Company Disclosure Schedule, (i) neither the Company nor any Affiliate of the Company is a party (directly or indirectly) to any agreement, commitment, understanding or transaction with such Significant Stockholder or any Affiliate of such Significant Stockholder, (ii) neither such Significant Stockholder nor any Affiliate of such Significant Stockholder has any interest in any property used by the Company (directly or indirectly), and (iii) neither such Significant Stockholder nor any Affiliate of such Significant Stockholder provides any services to the Company (directly or indirectly), other than employment services in the ordinary course of business.

(g) Tax Status. Such Significant Stockholder is not a “nonresident alien individual” or “foreign corporation” for purposes of Code Sec. 897(a)(1). At the Closing, such Significant Stockholder shall deliver to Parent a certification satisfying the requirements of Treasury Regulation Section 1.1445-2(b)(2) certifying that such Significant Stockholder is not a foreign person.

(h) Broker’s Fees. There are and shall be no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Merger Agreement based on any arrangement or agreement to which such Significant Stockholder is a party.

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(i) Company Representations. To such Significant Stockholder’s actual knowledge with no duty to investigate, each of the representations and warranties of the Company in the Merger Agreement and all information contained in any exhibit, schedule or attachment thereto or in any writing delivered by, or on behalf of, the Company to Parent and Merger Sub is true and correct in all material respects.

(j) Receipt of Merger Agreement. Each Significant Stockholder hereby acknowledges receipt of the Merger Agreement. Each Significant Stockholder acknowledges that such Significant Stockholder has been provided a reasonable opportunity to review the Merger Agreement, discuss the terms and conditions of the Merger Agreement and this Agreement with legal counsel, and ask management of the Company questions with respect to the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement and this Agreement.

(k) Closing Date. As of the Closing, the representations and warranties of such Significant Stockholder contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, such Significant Stockholder to the Company, Parent and Merger Sub shall be true and correct in all material respects.

2. Representations and Warranties of Stockholders’ Representative. As a material inducement to each of Parent and Merger Sub to enter into and perform their respective obligations under the terms of the Merger Agreement, including the payment by the Surviving Corporation of the Aggregate Merger Consideration pursuant to the Merger Agreement, Stockholders’ Representative represents and warrants to Parent and Merger Sub as follows:

(a) Organization of Certain Significant Stockholders. If the Stockholders’ Representative is a trust, limited liability company, partnership, corporation or other entity, the Stockholders’ Representative is duly organized, validly existing in good standing under the laws of the jurisdiction of its formation.

(b) Authorization. Stockholders’ Representative has full power, authority and legal capacity to execute and deliver the Merger Agreement, this Agreement and all of the other Transaction Documents to which Stockholders’ Representative is or, at or prior to the Effective Time, will be a party and to perform its obligations hereunder and thereunder and to consummate the transactions hereby and thereby. The Merger Agreement and this Agreement have been duly executed and delivered by Stockholders’ Representative and, assuming the due authorization, execution and delivery by Parent, Merger Sub and, with respect to this Agreement, the other Significant Stockholders, constitutes the valid, legal and binding obligation of Stockholders’ Representative in accordance with its terms. Upon execution by the Stockholders’ Representative of any other Transaction Document, such Transaction Document, when executed and delivered by the other parties thereto, shall each constitute the legal, valid and binding obligation of Stockholders’ Representative, enforceable against Stockholders’ Representative in accordance with its terms.

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(c) No Conflict; Required Filings and Consents. Neither the execution and the delivery of the Merger Agreement or this Agreement, nor the consummation of the transactions contemplated hereby or by the Merger, shall (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling or other restriction of any government, governmental agency or court to which Stockholders’ Representative is subject (ii) if Stockholders’ Representative is a trust, limited liability company, partnership or corporation, violate any provision of its formation documents or arrangements or charter and bylaws, as the case may be, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Stockholders’ Representative is a party or by which it is bound or to which any of Stockholders’ Representative’s assets is subject. Stockholders’ Representative is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement or by the Merger Agreement.

3. Covenants of the Significant Stockholders.

(a) From and after the date of this Agreement to the Closing Date, except as otherwise consented to in writing by Parent, each Significant Stockholder shall promptly inform Parent in writing of any material variances from its Seller Representations or its actual knowledge, with no duty to investigate, of any material variances from the Seller Representations of any other Significant Stockholder;

(b) From and after the date of this Agreement to the Closing Date, except as otherwise consented to in writing by Parent, each Significant Stockholder which is a holder of one or more Options shall execute any Option Cancellation Agreement which the Company is required to deliver to Parent pursuant to the terms of the Merger Agreement.

(c) During the period from the date of this Agreement to the Closing Date or until this Agreement is terminated in accordance with its terms, if it is terminated, the Significant Stockholder shall not, directly or indirectly, without the prior written consent of Parent, (i) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person relating to any Acquisition Proposal, enter into any agreement, binding or non-binding letter of intent, commitment or other understanding related to any such Acquisition Proposal or furnish information with respect to or facilitate in any other manner any effort or attempt by any Person to do any of the foregoing, or (ii) provide any confidential information to any other Person concerning the Company.

(d) Each Significant Stockholder shall notify Parent immediately if such Significant Stockholder has actual knowledge that any Person has made any proposal, offer, inquiry or contact with respect to any Acquisition Proposal and shall identify the name of such person or entity and the terms, if any, of any proposed Acquisition Proposal.

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(e) No Significant Stockholder shall, nor shall any Significant Stockholder permit any of its Affiliates, advisors, representatives and agents to, disclose to any Person other than its financial, accounting and legal advisors in their capacity as such, or in connection with its tax returns, the terms and provisions of the Merger Agreement or any other documents in connection with the Merger without the prior written consent of Parent or, on or after the Closing Date, the Surviving Corporation. From and after the date hereof (including after the Closing), except as otherwise provided herein or in connection with their employment with the Surviving Corporation, each Significant Stockholder shall not, and shall cause the Company and its consultants, advisors and representatives not to, use or disclose at any time (and each Significant Stockholder shall cause each of its Affiliates not to use or disclose at any time) any Confidential Information (as defined below). Each Significant Stockholder further agrees to take all appropriate steps (and to cause each of its Affiliates to take all appropriate steps) to safeguard such Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event any Significant Stockholder or any Affiliates of such Significant Stockholder are required by law to disclose any Confidential Information, such Significant Stockholder shall promptly notify Parent in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and such Significant Stockholder and such Significant Stockholder’s Affiliates shall cooperate with Parent and the Company, at Parent and the Company’s expense, to preserve the confidentiality of such information consistent with applicable law. Each Significant Stockholder understands that, subsequent to the Effective Time, the Surviving Corporation shall have the right to use the name “Gordmans” and various deviations thereof. Each Significant Stockholder shall not, and shall cause each of its Affiliates not to, use, directly or indirectly the name “Gordmans” or any other name which is confusingly similar thereto in connection with any business, provided that nothing herein shall prohibit any Significant Stockholder and its Affiliates from using the name “Gordmans” or any other name which is confusingly similar thereto in connection with (i) any of the existing businesses of the Significant Stockholders set forth on Schedule C hereto, (ii) any professional affiliations or real estate sales or leasing businesses, (iii) any charitable trusts or foundations, or (iv) any other business with the prior written consent of Parent in its sole and absolute discretion. For purposes of this Agreement, “Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the business, products, financial condition, services or research or development of the Company and its Subsidiaries and their respective suppliers, distributors, customers, independent contractors or other business relations.

4. Non-Competition, Non-Solicitation and Non-Disparagement Covenants of the Significant Stockholders.

(a) Jeffrey J. Gordman and Jerry Gordman (each, a “Restricted Stockholder”) hereby acknowledge that such Restricted Stockholder is or may be familiar with the Company’s trade secrets and with other Confidential Information. Each Restricted Stockholder acknowledges and agrees that the Company would be irreparably damaged if such Restricted Stockholder were to provide services to or otherwise participate in the business of any Person competing with the Company in a similar business and that any

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such competition by such Restricted Stockholder would result in a significant loss of goodwill by the Company. Each Restricted Stockholder further acknowledges and agrees that the covenants and agreements set forth in this Section 4(a) were a material inducement to Parent and Merger Sub to enter into the Merger Agreement and to perform its obligations hereunder, and that Parent, Merger Sub and their stockholders would not obtain the benefit of the bargain set forth in the Merger Agreement as specifically negotiated by the parties hereto if any Restricted Stockholder breached the provisions of this Section 4(a). Therefore, each Restricted Stockholder agrees, in further consideration of the amounts to be paid hereunder for the shares of the Company Common Stock and Options and the goodwill of the Company sold by such Restricted Stockholder, that until the fifth anniversary of the Closing, such Restricted Stockholder shall not (and shall cause its, his or her Affiliates and Subsidiaries not to) directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, agent, representative or otherwise), consult with, render services for, or in any other manner engage in anywhere in the Restricted Territories any business or Person engaged directly or indirectly in the business of owning, operating or leasing any Restricted Business; provided that nothing herein shall prohibit (x) any Restricted Stockholder or any of the Restricted Stockholders’ Affiliates from being a passive stockholder of not more than 5% of the outstanding stock of a corporation which is publicly traded so long as none of such Persons has any active participation in the business of such corporation, (y) Jerry Gordman or his Affiliates (other than Jeffrey J. Gordman or any of his Affiliates) from leasing or selling real property to any Restricted Business and providing any nonmaterial services incidental thereto, or (z) any Restricted Stockholder or any of the Restricted Stockholders’ Affiliates from owning any interest in, managing, controlling or participating in (whether as an officer, director, employee, partner, agent, representative or otherwise), consulting with, rendering services for, or otherwise being involved with any investment banking firm, private equity firm, hedge fund or management consulting firm, so long as neither such Restricted Stockholder nor any of such Restricted Stockholders’ Affiliates serves on the board of directors of any Restricted Business which is a subsidiary, portfolio company, or client of any such company, or otherwise provides any advice to, renders any services to, or participates in any negotiations, evaluation, diligence review or otherwise have meaningful involvement with respect to any Restricted Business. For purposes of this Agreement, “Restricted Business” shall mean any (A) off-price retailer (including, without limitation, T.J. Maxx, Stein Mart, Ross Stores, Inc. and Burlington Coat Factory), (B) any mid-tier retailer (including, without limitation, J.C. Penney Company, Inc., Kohl’s Corporation, Goody’s Family Clothing and Sears, Roebuck and Company), (C) any moderately priced department store (including, without limitation, The Bon-Ton Stores, Inc., Macy’s, Inc., Boscov’s, Stage Stores, Inc. and Gottschalks), and (D) any moderately priced, multi-department big-box retailer whose stores are generally 25,000 square feet or larger and whose dominant products are name-brand apparel and apparel-related accessories. For purposes of this Agreement, “Restricted Territories” shall mean each state in which the Company currently operates a store, and each state in which the Company currently contemplates and has taken any meaningful action with respect to opening a store in the next twelve (12) months, including without limitation those set forth on Schedule D. Each Restricted Stockholder acknowledges that the Company’s business has been

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conducted or is presently proposed to be conducted throughout the Restricted Territories and that the geographic restrictions set forth above are reasonable and necessary to protect the goodwill of the Company’s business being sold by the Significant Stockholders pursuant to this Agreement and the Merger Agreement.

(b) Each Significant Stockholder agrees that until the fifth anniversary of the Closing it shall not (and Significant Stockholder shall cause its, his or her Affiliates and Subsidiaries not to) directly, or indirectly through another Person, (i) induce or attempt to induce any employee of the Company or any of its Affiliates to leave the employ of the Surviving Corporation or any of its Affiliates, or in any way interfere with the relationship between the Surviving Corporation or any of its Affiliates and any employee thereof, (ii) hire any person who was an employee of the Surviving Corporation or the Company or any of their Affiliates at any time during the one-year period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the parties so as to avoid any disputes under this Section 4(b) that any such hiring within such five-year period is in violation of clause (i) above), or (iii) for so long as such Significant Stockholder has continuing obligations under Section 4(a) above, call on, solicit or service any supplier, licensee, licensor or other business relation of the Surviving Corporation or any of its Affiliates (including any Person that was a supplier or other potential business relation of the Surviving Corporation or the Company or any of their Affiliates at any time during the 12-month period immediately prior to such call, solicit or service) in any manner which would adversely affect the Surviving Corporation or the Company or any of their Affiliates, induce or attempt to induce such Person to cease doing business with the Surviving Corporation or any of its Affiliates, or in any way interfere with the relationship between any such supplier, licensee or business relation and the Surviving Corporation or any of its Affiliates (including making any negative statements or communications about the Surviving Corporation or any of its Affiliates). Notwithstanding the foregoing provisions of this subsection (b), it shall not be a violation of this subsection (b) if any Significant Stockholder received an unsolicited application for employment from any such Company Employee as a result of any general job solicitations or advertisements not specifically targeted at one or more Company Employees (a “General Solicitation”) or hires one or more Company Employees solely pursuant to a General Solicitation.

(c) Each Significant Stockholder agrees that it, he or she shall not (and shall cause its, his or her Affiliates and Subsidiaries not to) (i) make any negative statement or communication regarding Parent, the Company, the Surviving Corporation or any of their respective Affiliates or employees, or (ii) make any derogatory or disparaging statement or communication regarding Parent, the Company, the Surviving Corporation or any of their respective Affiliates or employees.

(d) If, at the time of enforcement of the covenants contained in this Section 4 (the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum

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period, scope and area permitted by law. The Significant Stockholders have consulted with legal counsel regarding the Restrictive Covenants and based on such consultation have determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Surviving Corporation’s business and the substantial investment in the Company made by Parent hereunder and pursuant to the Merger Agreement. The Significant Stockholders further acknowledge and agree that the Restrictive Covenants are being entered into by it in connection with the sale by the Significant Stockholders of the shares of the Company Common Stock and Options and the goodwill of the Company’s business pursuant to this Agreement and not directly or indirectly in connection with any Significant Stockholder’s employment or other relationship with the Company.

(e) If any Significant Stockholder or Affiliate or Subsidiary of any Significant Stockholder breaches, or threatens to commit a breach of, any of the Restrictive Covenants, the Surviving Corporation shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Parent, the Company, the Surviving Corporation or any of their respective Affiliates at law or in equity:

(i)	the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Surviving Corporation and that money damages would not provide an adequate remedy to the Surviving Corporation; and

(ii)	the right and remedy to require the Significant Stockholders to account for and pay over to the Surviving Corporation any profits, monies, accruals, increments or other benefits derived or received by such Significant Stockholders as the result of any transactions constituting a breach of the Restrictive Covenants.

In the event of any breach or violation by any Significant Stockholder of any of the Restrictive Covenants, the time period of such covenant shall be tolled with respect to such Significant Stockholder until such breach or violation is resolved.

5. Release.

(a) General Release. Each Significant Stockholder, on behalf of such Significant Stockholder, and such Significant Stockholder’s successors, assigns, next-of-kin, representatives, administrators, executors, agents and any other person or entity claiming by, through, or under any of the foregoing, does hereby unconditionally and irrevocably release, waive and forever discharge each of Parent, Merger Sub, the Company, the Surviving Corporation (collectively, the “Released Parties”), and their respective affiliates and each of their past and present directors, managers, officers, employees, agents, predecessors, successors, assigns, equityholders, partners, insurers and subsidiaries (collectively, the “Released Party Affiliates”), from any and all claims,

9

demands, damages, judgments, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the Closing Date, including without limitation, any and all of the foregoing arising out of or relating to (i) such Significant Stockholder’s capacity as a current or former stockholder, optionholder or other equityholder (whether direct or indirect), an officer, director, manager, employee or agent of any of the Released Parties or any of their predecessors, subsidiaries or affiliates (or such Significant Stockholder’s capacity as a current or former trustee, director, officer, manager, employee or agent of any other entity in which capacity such Significant Stockholder is or was serving at the request of any of the Released Parties or the Released Party Affiliates), and (ii) any contract, agreement or other arrangement (whether verbal or written) entered into or established on or prior to the Closing Date (with the effect that any such contract, agreement or other arrangement, including any provision purporting to survive termination of such contract, agreement or other arrangement, is hereby terminated in its entirety), in all cases whether or not known, suspected or claimed, arising directly or indirectly from any act, omission, event or transaction occurring (or any circumstances existing) on or prior to the Closing Date. Each Significant Stockholder understands that this is a full and final general release of all claims, demands, causes of action and liabilities of any nature whatsoever, whether or not known, suspected or claimed, that could have been asserted in any legal or equitable proceeding against any of the Released Parties.

(b) Preservation of Rights under This Agreement and Certain Other Agreements. Notwithstanding Section 5(a) above, each of the Released Parties and the Released Party Affiliates shall remain liable to the Significant Stockholder with respect to the liabilities and obligations, if any, arising pursuant to this Agreement, the Merger Agreement or any other agreement, document, certificate or instrument executed or delivered in connection with the Merger Agreement by a Released Party in favor of such Significant Stockholder or obligations and liabilities arising after the Effective Time under the contracts and obligations listed in Schedule E hereto.

(c) Acknowledgement. Each Significant Stockholder acknowledges and agrees that the terms and provisions of this Section 5 have been a material inducement to the Released Parties to consummate the transactions contemplated by this Agreement and the Merger Agreement and that the Released Parties have relied upon this Section 5 in consummating such transactions.

6. Appointment of Stockholders’ Representative. The Significant Stockholders hereby appoint Jeffrey J. Gordman (the “Stockholders’ Representative”) the attorney-in-fact of the Significant Stockholders, with full power and authority, acting in the name of and of and on behalf of the Significant Stockholders to execute the Paying Agent Agreement or to amend or waive any provision, on behalf of the Significant Stockholders, of this Agreement, the Merger Agreement and the other Transaction Documents and to do all other things and to take all other action under or related to this Agreement, the Merger Agreement or any of the other Transaction Documents which, in the Stockholders’ Representative’s discretion, may consider necessary or proper to effectuate the transactions contemplated by this Agreement, the Merger Agreement and related documents and to resolve any dispute, on behalf of the Significant Stockholders, with

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Parent, the Company or the Surviving Corporation, as appropriate, over any aspect of this Agreement, the Merger Agreement or any of the other Transaction Documents and on behalf of the Significant Stockholders to enter into any agreement to effectuate any of the foregoing which shall have the effect of binding the Significant Stockholders as if the Significant Stockholders had personally entered into such an agreement. Each Significant Stockholder acknowledges that Jeffrey J. Gordman may serve as a director, officer and employee of Parent, Merger Sub and/or the Company during the term of his activity as Stockholders’ Representative. The Significant Stockholders agree and acknowledge that the Stockholders’ Representative shall also have the authority set forth in Section 9.5 of the Merger Agreement, and the provisions of Section 9.5 of the Merger Agreement are incorporated herein by reference. Parent, Merger Sub, the Company and the Surviving Corporation shall be able to rely conclusively on the actions, instructions and decisions of the Stockholders’ Representative on behalf of the Significant Stockholders, including any actions, instructions and decisions as to the defense or settlement of any claims for indemnification by Parent, the Company and the Surviving Corporation pursuant to Section 7 hereof or with respect to any other matters hereunder or in any of the other Transaction Documents. None of Parent, the Company and the Surviving Corporation shall be liable to the Significant Stockholders for any Losses or other damages resulting from Parent’s, the Company’s or the Surviving Corporation’s reliance on the actions, instructions and decisions of the Stockholders’ Representative.

7. Indemnification.

(a) All of the representations, warranties, covenants and agreements of any of the Significant Stockholders set forth in this Agreement or in any agreement, document, instrument, certificate or other writing delivered in connection with this Agreement have been relied upon by Parent and Merger Sub and shall survive the Closing and the consummation of the transactions contemplated hereby (regardless of any investigation by or on behalf of the damaged party) and continue in full force and effect until the expiration of the applicable statute of limitations period, including any extensions thereof. If any Indemnitee shall suffer, sustain or become subject to any Losses in connection with a breach by any Significant Stockholder of any representation, warranty, covenant or agreement of any Significant Stockholder in this Agreement or in any certificate or other writing delivered in connection with this Agreement, such Significant Stockholder will be liable for the amount of any such Losses, subject to the Liability Cap.

(b) In the event and to the extent any Indemnitee is entitled to indemnification for any Losses pursuant to the Merger Agreement, subject to the Liability Cap (the “Indemnification Liability”), the Significant Stockholders shall be jointly and severally liable for paying such Indemnitee (or its assigns) the Indemnification Liability; provided that the maximum aggregate amount recoverable from each of Norm Farrington and Nelson Gordman with respect to any Indemnification Liability, except in the case of fraud, shall be equal to the Pro Rata Percentage of such Person multiplied by the Indemnification Liability. For purposes of this Section 7(b), “Pro Rata Percentage” means a percentage equal to (i) the number of shares of Company Common Stock owned by such Person on a fully diluted basis upon the exercise of all Options, divided by (ii) the number of shares of Company Common Stock owned by all of the Significant Stockholders on a fully diluted basis upon the exercise of all Options.

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(c) In no event will the total liability of the Stockholders under Section 7(a) and Section 7(b) hereof exceed $27,350,000 (the “Liability Cap”).

8. Payment of Indemnification Amounts. The Significant Stockholders shall pay to the Indemnitee any Losses required to be paid by the Significant Stockholders as provided in Section 7 of this Agreement promptly after notice, by wire transfer of immediately available funds to an account(s) designated by the applicable Indemnitee, within two (2) Business Days after the final determination of such Loss pursuant to Section 7(a) of this Agreement or final determination of an Indemnification Liability pursuant to the terms of the Merger Agreement, as applicable.

9. Fees and Expenses of Collection. In the event that any action is instituted by any Indemnitee under this Agreement for the collection of payments required to be made hereunder, the prevailing party with respect to such action shall be entitled to be paid all court costs and reasonable expenses, including reasonable fees, disbursements and other charges of counsel, incurred by such prevailing party.

10. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given when delivered personally to the recipient or one business day after it is sent to the recipient by reputable express courier service (charges prepaid), and addressed to the intended recipient as set forth below:

If to Parent, Merger Sub or, after the Closing Date, the Surviving Corporation, to:

Midwest Shoppes Intermediate Holding Corp.

c/o Sun Capital Partners Management V, LLC

5200 Town Center Circle, Suite 600

Boca Raton, FL 33486

Fax: (561) 394-0540

Attn: C. Deryl Couch, Jason H. Neimark and Brian Urbanek

with a mandatory copy, which shall not constitute notice, to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Fax: (312) 861-2200

Attn: Jeffrey A. Fine, P.C.

If to the Company prior to the Closing Date, to:

Gordmans, Inc.

12100 West Center Road

Omaha, Nebraska 68144

Attention: Mr. Jeffrey J. Gordman

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If to Stockholders’ Representative, to:

Mr. Jeffrey J. Gordman

12100 West Center Road

Omaha, Nebraska 68144

with a mandatory copy, which shall not constitute notice, to:

Husch Blackwell Sanders LLP

1620 Dodge Street, Suite 2100

Omaha, Nebraska 68102

Attn: Ms. Joyce A. Dixon, Esq.

If to any Significant Stockholder, then to the address of such Significant Stockholder set forth under his or its name on the signature page of this document.

Any party may change the address to which notices, instructions or communications are to be delivered by giving the other parties to this Agreement notice thereof in the manner set forth in this Section 11.

11. General.

(a) Governing Law, Assigns. This Agreement, the rights of the Parties and all actions arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

(b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(c) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(d) Entire Agreement. This Agreement and the provisions of the agreements referred to herein constitute the entire understanding and agreement of the Parties with respect to the subject matter of this Agreement.

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(e) Waivers. No waiver by any Indemnitee hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing. No waiver by any Indemnitee of any such condition or breach, in any one instance, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

(f) Amendment. This Agreement may be amended only with the written consent of Parent, Merger Sub or, on or after the Closing Date, the Surviving Corporation, on the one hand, and the Stockholders’ Representative and any one of Jerry Gordman, Nelson Gordman, Lisa Lieb, Randi Gordman, Kenneth Gordman, Julie Gordman and J. D. Gordman, on the other hand, or with respect only to an individual Significant Stockholders’ liability to the Indemnitees pursuant to Section 7(a), such Significant Stockholder.

(g) Termination. This Agreement shall terminate and become void and of no effect upon termination of the Merger Agreement pursuant to its terms prior to the Effective Time.

(h) Third-Party Beneficiary. The Released Parties and the Released Party Affiliates shall be intended third-party beneficiaries to this Agreement.

*        *        *         *        *

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IN WITNESS WHEREOF, the parties have duly executed this Significant Stockholders Agreement as of the day and year first above written.

PARENT:

MIDWEST SHOPPES INTERMEDIATE HOLDING CORP.

By:
Name:
Title:

MERGER SUB:

MIDWEST SHOPPES INTEGRATED, INC.

By:
Name:
Title:

COMPANY:

GORDMANS, INC.

By:
Name:
Title:

STOCKHOLDERS’ REPRESENTATIVE:

By:
Name:	Jeffrey J. Gordman

SIGNIFICANT STOCKHOLDERS:

Jeffrey J. Gordman

Address of Significant Stockholder:

Norman J. Farrington

Address of Significant Stockholder:

Jerry Gordman

Address of Significant Stockholder:

Nelson Gordman

Address of Significant Stockholder:

Lisa Lieb

Address of Significant Stockholder:

LISA GORDMAN LIEB TRUST

By:
Name:
Title:

Address of Significant Stockholder:

DOUGLAS A. LIEB TRUST

By:
Name:
Title:

Address of Significant Stockholder:

DOUGLAS A. LIEB RESIDUARY TRUST

By:
Name:
Title:

Address of Significant Stockholder:

Randi Gordman

Address of Significant Stockholder:

Samuel Lieb

Address of Significant Stockholder:

SAMUEL LIEB UTMA

By:
Name:
Title:

Address of Significant Stockholder:

Justin Monteleone

Address of Significant Stockholder:

Jamie Monteleone

Address of Significant Stockholder:

LINDA & NELSON GORDMAN FOUNDATION

By:
Name:
Title:

Address of Significant Stockholder:

NG-LG FAMILY PARTNERSHIP

By:
Name:
Title:

Address of Significant Stockholder:

SCHEDULE A

Capitalization

Name	Shares of Company Common Stock	Shares Beneficially Owned through RG Stock Trust	Shares Beneficially Owned through Voting Trust Agreement	Options	Option Exercise Price
Jeffrey J. Gordman	526,000	5,823,000	0	100,000	$3.02
Norman Farrington	247,500	0	0	2600 900 9,600 20,000 Total 33,100	$1.65 $3.02 $3.60 $4.33
Jerry Gordman	0	2,058,500	0	0	N/A
Nelson Gordman	0	90,000	0	0	N/A
Lisa Lieb	0	10,000	0	0	N/A
Lisa Gordman Lieb Trust	0	521,750	0	0	N/A
Douglas A. Lieb Trust	0	133,486	0	0	N/A
Douglas A. Lieb Residuary Trust	0	328,014	0	0	N/A
Randi Gordman	0	993,250	0	0	N/A
Samuel Lieb	0	38,000	0	0	N/A
Samuel Lieb UTMA	0	30,000	0	0	N/A
Justin Monteleone	0	34,000	0	0	N/A
Jamie Monteleone	0	34,000	0	0	N/A
Linda & Nelson Gordman Foundation	0	0	600,000	0	N/A
NG-LG Family Partnership	0	0	4,980,000	0	N/A

SCHEDULE B

Shareholder Agreements

None

SCHEDULE C

Existing Uses of “Gordmans” Name

1.	Gordman Properties Co./Gordman Properties Company, a real estate development and investment company.

2.	Gordman Bellevue, L.L.C., a single-asset real estate company.

3.	Gordman 133rd & Arbor, L.L.C., a single-asset real estate company.

4.	Gordman Grand Island, L.L.C., a single-asset real estate company.

5.	Gordman Lake Regency, L.L.C., a single-asset real estate company.

6.	Dan Gordman Fund, a charitable organization.

7.	Nelson and Linda Gordman Family Foundation, a charitable organization.

8.	Gordman 132nd & I, L.L.C., a single-asset real estate company.

9.	Gordman 84th Street, L.L.C., a single-asset real estate company.

10.	Gordman Gordman Bluffs Northway, L.L.C., a single-asset real estate company.

11.	Gordman South Omaha, L.L.C., a single-asset real estate company.

12.	Dan Gordman Custodial Fund, a charitable organization.

13.	gordmanco.com, provided that such domain name shall not be used for any purpose other than Gordman Properties Co.

SCHEDULE D

Restricted Territories

1.	Nebraska;

2.	Arkansas;

3.	Colorado;

4.	Illinois;

5.	Indiana;

6.	Iowa;

7.	Kansas;

8.	Kentucky;

9.	Minnesota;

10.	Mississippi;

11.	Missouri;

12.	North Dakota;

13.	Oklahoma;

14.	South Dakota;

15.	Tennessee; and

16.	Wisconsin.

SCHEDULE E

Continuing Contracts and Obligations

1.	Retention Bonus Agreement dated March 24, 2008, between the Company and Norman J. Farrington.

2.	Any employment agreement entered into between Jeffrey J. Gordman or Norman J. Farrington and the Surviving Company, the Parent or any of their Affiliates.

EXHIBIT F

CALCULATION OF WORKING CAPITAL AND INDEBTEDNESS

As of August 2,2008

Working Capital Adjustment

August 2, 2008

Current Assets	76,308,339.66
Current Liabilities	(64,264,043.86)

Gross Working Capital	12,044,295.80
Adjustments:
Cash & cash equivalents	(7,351,130.28)
Credit card receivables	3,485,068.64
Accrued income taxes	(200,569.00)
Revolving line of credit	17,911,142.89
Notes payable	2,366,409.61
Capitalize leases	365,944.10
Landlord receivable	(2,844,718.60)
Cash on hand - store registers	861,070.00
Income tax receivable	(45,229.09)

Accrued interest	50,874.13

S/T deferred tax asset	(2,223,316.00)

Total Adjustments	12,375,546.40

Adjusted Working Capital	24,419,842.20

LTM Working Capital	28,141,000.00

Working Capital Adjustment	(3,721,157.80)

Indebtedness

August 2, 2008

Other Debt:
S/T bank notes	2,366,409.61
S/T capitalized leases	365,994.31
L/T capitalized leases	26,485.79
L/T bank notes	3,554,679.98

6,313,569.69

Revolver Debt:
Revolver debt	17,911,142.89
Prepayment penalty	250,000.00

18,161,142.89

Accrued Interest:
Accrued interest: Leases	3,416.65
Accrued interest: Loans	47,457.48

50,874.13

EXHIBIT G

LANDLORD RECEIVABLES SCHEDULE

As of August 2, 2008

STORE #	LOCATION	LANDLORD	RECEIVABLE AMOUNT
9	Fenton, Missouri	Gravois Bluffs III, L.L.C.	$851.76
24	Papillion, Nebraska	Shadow Lake Towne Center, LLC	$9,870.50
48	Kansas City, Missouri	Creekwood Commons, LLC	$3,262.62
63	O’Fallon, Missouri	IBT O’Fallon, LLC	$37,605.15
79	Rogers, Arkansas	Pinnacle South, LLC	$2,793,128.59

TOTAL:			$2,844,718.62

EXHIBIT H

Estimated Effective Date

Aggregate Merger Consideration Calculation

Enterprise Value		$53,000,000

Plus: Cash in excess of Register Cash of $861,000 and credit card receivables as of the July End Date		$3,005,000

Less: Amount of Indebtedness as of the July End Date		$(25,265,000)

Other Debt	$6,314,000

Revolver Debt[1]	$18,161,000

Accrued Interest	$51,000

Adjusted Unfunded Deferred Compensation Amount	$739,000

Less: Amount by which Working Capital as of the July End Date, which was $24,420,000, is less than $28,141,000		$(3,721,000)

Subtotal:		$27,019,000

Less: Pre-Tax Value of all Consideration, Fees, Costs and Expenses with respect to Termination of Options, including Option Consideration[2]		$(86,000)

Less: Company Transaction Expenses		$(2,420,000)

Value of Michael Remsen change of control bonus	$170,000

Other change of control bonuses under Retention Agreements	$1,050,000

Other Selling Expenses (Harris Williams; Husch Blackwell Sanders LLP; MNAT)	$1,200,000

Less: Tax liabilities with respect to the Pre-Closing Tax		$(46,000)

[1]	Note: This amount reflects a prepayment penalty of $250,000.
[2]	Note: This amount assumes 807,020 Options as of September 15, 2008.

Period

Amount payable pursuant to tax audit	$45,159

Aggregate Merger Consideration[3]		$24,467,000

Less: Holdback Funds		$(1,250,000)

Effective Date Aggregate Merger Consideration		$23,217,000

Effective Date Per Share Merger Consideration[4]		$1.40

[3]

Note: The Aggregate Merger Consideration shown on this Exhibit H does not take into account amounts to be received in connection with the Landlord Receivables, which are expected to be received within thirty days of the Closing and be in an amount equal to $2,845,000. Upon receipt of such amounts, the amounts received by the Stockholders will increase by approximately $0.17 per share.

[4]	Note: Assumes 16,598,551 shares of Common Stock are outstanding.

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Exhibit I

PAYING AGENT AGREEMENT

This Paying Agent Agreement (the “Agreement) is entered into as of this      day of September __, 2008, by and among Midwest Shoppes Intermediate Holding Corp. (the “Parent”), a corporation incorporated and existing under the laws of the State of Delaware, Gordmans, Inc. (the “Company” and after the merger with Midwest Shoppes Integrated, Inc., the “Surviving Corporation”), a corporation incorporated and existing under the laws of the State of Delaware, Jeffrey J. Gordman, solely in his role as Stockholders’ Representative on behalf of the Stockholders (the “Stockholders’ Representative”), and [PAYING AGENT BANK] a national banking association (solely in its capacity as Paying Agent hereunder, the “Paying Agent”). Capitalized terms used but not defined herein shall have the meanings given such terms in the Merger Agreement (as defined below).

WHEREAS, the Parent, Midwest Shoppes Integrated, Inc., a corporation incorporated and existing under the laws of the State of Delaware, the Company, and the Stockholders’ Representative have entered into that certain Agreement and Plan of Merger dated as of September     , 2008 (a copy of which is attached hereto as Exhibit A) (the “Merger Agreement”), pursuant to which the Parent will acquire all of the outstanding shares of common stock (the “Common Stock”) of the Company (the “Outstanding Shares”) from the stockholders of the Company (the “Stockholders”) for a total payment to be made at the Effective Time of [$        ] 1 (the “Effective Date Aggregate Merger Consideration”).

WHEREAS, the Parent, the Company and the Stockholders’ Representative desire the Paying Agent to act as Paying Agent pursuant to the Merger Agreement, and the Paying Agent has indicated its willingness to do so;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.	Appointment of Paying Agent.

The Parent, the Company and the Stockholders’ Representative hereby appoint [PAYING AGENT BANK] as Paying Agent, and [PAYING AGENT BANK] hereby agrees to serve as such, upon the terms and conditions set forth herein.

2.	Deposit.

(a) The Parent shall deposit in escrow with the Paying Agent hereunder for the benefit of the Stockholders in immediately available funds an amount equal to the Effective

[1]	Note: Based upon the Company's calculations in Exhibit H, such amount is currently expected to be $23,217,000.

Date Aggregate Merger Consideration (the “Effective Date Aggregate Merger Consideration Deposit Amount”).

(b) The Paying Agent shall be under no duty to determine or verify the sufficiency of the amounts deposited pursuant to Section 2(a) above, including whether such deposits comply with the terms of the Merger Agreement. The attachment of the Merger Agreement hereto is solely for the purposes of identification and availability, and shall not be construed to impose on the Paying Agent any obligation or duty to review or examine the terms thereof for any purpose or to determine or be responsible for compliance therewith in any instance.

3.	Surrender of the Company’s Stock; Letter of Transmittal

Immediately prior to the Effective Time, the Stockholders’ Representative shall provide to the Paying Agent a certificate in form and substance acceptable to Parent (the “Closing Date Certificate”) setting forth (a) a complete list of the name and mailing address of each Stockholder and Beneficial Stockholder (as defined in Section 4 below), and (b) the specific amount (the “Effective Date Per Share Merger Consideration”) to which each Outstanding Share is entitled to be paid pursuant to the Merger Agreement upon delivery of a duly completed and validly executed letter of transmittal for use in effecting the surrender of the Outstanding Shares in the form attached hereto as Exhibit B (the “Letter of Transmittal”), the stock certificate representing such Outstanding Shares if such outstanding Shares are not Book Entry Shares, and such other documents as may be required pursuant to the instructions to the Letter of Transmittal (collectively, “Required Documents”).

4.	Payment for Outstanding Shares.

Promptly upon receipt of the Closing Date Certificate and the delivery by a Stockholder to the Paying Agent of such Stockholder’s Required Documents, including without limitation the Letter of Transmittal, the Paying Agent shall pay such Stockholder, and in the case of the R.G. Stock Trust and the Voting Trust Agreement, each Beneficial Stockholder, from (and to the extent of) the Effective Date Aggregate Merger Consideration Deposit Amount held hereunder, an amount equal to the Effective Date Per Share Merger Consideration multiplied by the number of Outstanding Shares held by such Stockholder, or in the case of the R.G. Stock Trust and the Voting Trust Agreement, held by each Beneficial Stockholder with respect to such Stockholder; provided, however, that in no event shall the amounts paid to the Stockholders and the Beneficial Stockholders exceed the Effective Date Aggregate Merger Consideration. All such payments shall be delivered, via wire transfer or check, in accordance with the wire instructions or mailing address contained in the applicable Letter of Transmittal. For the avoidance of doubt, with respect to Outstanding Shares held by the R.G. Stock Trust and Outstanding Shares subject to the Voting Trust Agreement, the Closing Date Certificate and the Letters of Transmittal with respect to such Stockholders shall provide for payment of the Effective Date Per Share Merger Consideration directly to the beneficiaries of such R.G. Stock Trust and Voting Trust Agreement (“Beneficial Stockholders”) rather than to the respective trustees of such trusts.

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5.	Term and Termination.

This Agreement shall remain in effect until the earlier of (a) all of the Effective Date Aggregate Merger Consideration Deposit Amount shall have been paid in full to the Stockholders and the Beneficial Stockholders, as applicable, by the Paying Agent, and (b) six months after the date hereof (the “Termination Date”). On the Termination Date, any and all undistributed Effective Date Aggregate Merger Consideration Deposit Amounts shall be distributed to the Surviving Corporation in accordance with Section 2.4(f) of the Merger Agreement.

6.	Concerning the Paying Agent.

The Paying Agent:

(a) Shall not be responsible for any of the agreements referred to herein (including without limitation the Merger Agreement), or for compliance therewith, but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement;

(b) Shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement as duties on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Paying Agent.

(c) May assume and rely on, and shall have no liabilities in acting or refraining from acting upon, any certificate, instruction, request, instrument, opinion, notice, letter, facsimile transmission, telegram or other document, including without limitation any security, delivered to it, and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall have no responsibility for determining the accuracy, authenticity, validity or due authority thereof;

(d) May rely on and shall be held harmless in acting or refraining from acting upon written instructions from (a) the Parent or the Surviving Corporation, and (b) the Stockholders’ Representative with respect to any matter relating to its acting as Paying Agent specifically covered by this Agreement;

(e) May consult with counsel satisfactory to it (including in-house counsel) and shall be held harmless in relying on the written advice or opinion of such counsel in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of such counsel;

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(f) Shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification;

(g) Shall not be obligated in any instance to advance its own funds hereunder;

(h) Is hereby authorized, in making or disposing of any investment permitted hereunder, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as an agent for the Paying Agent or for any third person or dealing as principal for its own account; and

(i) Shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Paying Agent’s gross negligence or willful misconduct. In no event shall the Paying Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Paying Agent has been informed of the likelihood of such loss or damage and regardless of the form of action other than with respect to the Paying Agent’s gross negligence or willful misconduct.

7.	Compensation of the Paying Agent by the Parent.

The Surviving Corporation shall pay or reimburse the Paying Agent for the Paying Agent’s fees for its services rendered hereunder (which payments shall be considered Company Transaction Expenses under the Merger Agreement), as set forth in the Fee Schedule attached hereto as Exhibit C. 2

8.	Indemnification.

The Stockholders’ Representative on behalf of the Stockholders agrees to indemnify the Paying Agent (including its directors, officers and employees) for, and hold it harmless against, any loss, liability or expenses incurred without gross negligence, willful misconduct, or bad faith on its part arising out of or in connection with its acceptance or administration of its duties hereunder, including the cost and expense (including its counsel fees) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. The foregoing indemnities in this paragraph shall survive the resignation or removal of the Paying Agent and the termination of this Agreement.

9.	Investment.

The Surviving Corporation shall have the right to direct the investment of all funds deposited with the Paying Agent in any Permitted Investments (as defined below) and the Paying

[2]	Note: Please provide fee schedule. Such amounts would constitute Company Transaction Expenses.

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Agent shall not be responsible or liable for any loss accruing from any investment made in accordance herewith. The Surviving Corporation hereby authorize the Paying Agent to sell or liquidate any such investments from time to time as may be necessary to make required disbursements hereunder, without regard to whether any losses may be incurred in connection with any such sales or liquidations. Upon notice from the Paying Agent of any loss, the Parent shall promptly pay to the Paying Agent the amount of such loss. Any interest earned on any investment shall be paid directly to the Surviving Corporation or Parent as and when directed in writing by the Parent. “Permitted Investments” shall mean short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Notwithstanding the foregoing, Permitted Investments shall be limited to those instruments readily obtainable and routinely offered by the Paying Agent’s Corporate Trust Services.

10.	Tax Matters.

To the extent required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated and pertaining thereto, it shall be the duty of the Paying Agent, on behalf of the parties hereto, to report to the Stockholders and the Beneficial Stockholders and the Internal Revenue Service (a) the amount of “reportable payments,” if any, subject to backup withholding during each year and the amount of tax withheld, if any, with respect to payments made hereunder, and (b) the amount of interest or amount treated as interest with respect to payments made hereunder and required to be included in the gross income of the party receiving such payments.

11.	Further Assurance.

From time-to-time and after the date hereof, the parties hereto shall deliver or cause to be delivered to the Paying Agent such further documents and instruments and shall do and cause to be done such further acts as the Paying Agent shall reasonably request (it being understood that the Paying Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

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12.	Notices.

Until further notice in writing by any party hereto to the other parties hereto, all written reports, notices and other communications to the Parent, Paying Agent, the Surviving Corporation, or the Stockholders’ Representative required or permitted hereunder shall be in writing and shall be sent by personal delivery, overnight delivery by a recognized courier or delivery service, mailed by registered or certified mail, return receipt requested, postage prepaid, or by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case to the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties):

(a)	If to Parent, to:

Midwest Shoppes Intermediate Holding Corp.

c/o Sun Capital Partners Management V, LLC

5200 Town Center Circle, Suite 600

Boca Raton, FL 33486

Attention: C. Deryl Couch, Jason H. Neimark and Brian Urbanek

Facsimile: (561) 394-0540

with an additional copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention: Jeffrey A. Fine, P.C.

Facsimile: (312) 861-2200

(b)	If to the Paying Agent, to:

[PAYING AGENT BANK]

Attn:

(c)	If to the Surviving Corporation, to:

Gordmans, Inc.

12100 W. Center Road

Omaha, NE 68144

Attn: Jeffrey J. Gordman

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with additional copies to (which shall not constitute notice) to:

Midwest Shoppes Intermediate Holding Corp.

c/o Sun Capital Partners Management V, LLC

5200 Town Center Circle, Suite 600

Boca Raton, FL 33486

Attention: C. Deryl Couch, Jason H. Neimark and Brian Urbanek

Facsimile: (561) 394-0540

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention: Jeffrey A. Fine, P.C.

Facsimile: (312) 861-2200

(d)	If to the Stockholders’ Representative, to:

Mr. Jeffrey J. Gordman

Gordmans, Inc.

12100 W. Center Road

Omaha, NE 68144

13.	Governing Law; Consent to Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law, and shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the parties hereto. Each of the parties hereto hereby absolutely and irrevocably consents and submits to the jurisdiction and venue of the courts of the state and federal courts of Delaware in connection with any actions or proceedings brought against any parties hereto (or each of them) arising our of or relating to this Agreement. In any such action or proceeding, the parties hereto absolutely and irrevocably (i) waive any objection to jurisdiction or venue, (ii) waive personal service of any summons, complaint, declaration or other process, and (iii) agree that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 12 hereof.

14.	Assignment

(a) This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties, except that each of Parent and the Surviving Corporation may assign all or any of its rights and obligations hereunder to any of their Affiliates without the consent of any other party hereto; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder. In addition, Parent and the Surviving Corporation may assign any or all of its rights pursuant to this Agreement in connection with any disposition or

7

transfer of all or any portion of the Surviving Corporation or any of its Subsidiaries or their respective businesses in any form of transaction without the consent of any of the other parties hereto. Parent, the Surviving Corporation and their respective Subsidiaries may assign any or all of its rights pursuant to this Agreement, including their rights to indemnification, to any of their respective lenders as collateral security without the consent of any other party hereto.

(b) Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the parties hereto and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the parties hereto; provided, however, that the Beneficial Stockholders are intended third party beneficiaries of this Agreement. Subject to the provisions set forth in Section 14(a) above, this Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

15.	Amendment.

This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by each of the parties hereto.

16.	Binding Effect; Successors.

This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns. If the Paying Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the exchange contemplated by this Agreement) to, another corporation, the successor corporation without any further act shall be the successor Paying Agent.

17.	Counterparts.

This Agreement may be executed in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

18.	Force Majeure.

In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, computer viruses, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes. Performance under this Agreement shall resume when the affected party or parties are able to perform substantially that party’s duties.

19.	Severability.

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If any provision of this Agreement shall be held invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

20.	Merger of Agreement.

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

21.	Counterparts and Facsimile Execution.

This Agreement may be executed in several counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the day and year first above written.

PARENT:

INTEGRATED SHOPPES INTERMEDIATE HOLDING CORP.

By:
Name:
Title:

COMPANY AND SURVIVING CORPORATION:

GORDMANS, INC.

By:
Name:
Title:

STOCKHOLDERS’ REPRESENTATIVE:

Jeffrey J. Gordman, Stockholders’ Representative

PAYING AGENT:

[PAYING AGENT BANK]

By:
Name:
Title:

10

EXHIBIT A

Merger Agreement

11

EXHIBIT B

Letter of Transmittal

12

EXHIBIT C

Fee Schedule

13

COMPANY DISCLOSURE SCHEDULE

TO

AGREEMENT AND PLAN OF MERGER

DATED AS OF SEPTEMBER 5, 2008,

BY AND AMONG

MIDWEST SHOPPES INTERMEDIATE HOLDING CORP.,

MIDWEST SHOPPES INTEGRATED, INC.,

GORDMANS, INC. AND

AND JEFFREY J. GORDMAN

The following is the Company Disclosure Schedule referred to in, and attached to, that certain Agreement and Plan of Merger, dated as of September 5, 2008 (as amended from time to time, the “Agreement”), by and among Midwest Shoppes Intermediate Holding Corp., a Delaware corporation (“Parent”), Midwest Shoppes Integrated, Inc., a Delaware corporation and a direct and wholly-owned subsidiary of Parent (“Merger Sub”), Gordmans, Inc., a Delaware corporation (the “Company”), and Jeffrey J. Gordman, as Stockholders’ Representative.

For purposes of this Company Disclosure Schedule, unless the context otherwise requires, all capitalized terms used but not defined in this Disclosure Schedule shall have the respective meanings assigned to them in the Agreement.

The inclusion of any information in the Company Disclosure Schedule will not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in this Company Disclosure Schedule, that such information is required to be listed therein or that any such items are material to the Company and its subsidiaries, as the case may be. The headings, if any, of the individual sections of this Company Disclosure Schedule are inserted for convenience only and will not be deemed to constitute a part thereof or a part of the Agreement. This Company Disclosure Schedule is arranged in sections corresponding to those contained in this Agreement merely for convenience, and the disclosure of an item in one section of the Company Disclosure Schedule with respect to a particular covenant, agreement, representation or warranty will be deemed adequately disclosed in the same or any other section of the Company Disclosure Schedule with respect to any other covenant, agreement, representation or warranty to the extent that the relevance of such item to such other covenant, agreement, representation or warranty is reasonably apparent on the face of such item.

SECTION 1.6

OFFICERS OF SURVIVING CORPORATION

CEO, PRESIDENT AND SECRETARY:	Jeffrey J. Gordman
VICE PRESIDENT, CFO AND TREASURER:	Michael D. James
EXECUTIVE VICE PRESIDENT AND
CHIEF MERCHANDISING OFFICER:	Michael Remsen
EXECUTIVE VICE PRESIDENT - OPERATIONS:	Ronald Hall
VICE PRESIDENT- STORES:	Debra Kouba
VICE PRESIDENT AND CIO:	Norman Farrington

SECTION 3.1

ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

Organization[1]	Foreign Jurisdiction	Officers	Directors

Gordmans Distribution	Nebraska	Jeffrey J. Gordman, CEO	Jeffrey J. Gordman
Company, Inc.		Michael D. James, CFO, Secretary and Treasurer	Michael D. James

Gordmans Management	Nebraska	Jeffrey J. Gordman, CEO	Jeffrey J. Gordman
Company, Inc.		Michael D. James, CFO, Secretary and Treasurer	Michael D. James

Gordmans, Inc.	Arkansas	Jeffrey J. Gordman, President and CEO	Jeffrey J. Gordman
Colorado
	Illinois	Michael D. James, Vice President of Finance, CFO	Stewart M. Kasen
Indiana
	Iowa	Michael Remsen, Executive Vice President, CMO	Tom J. Noonan
Kansas
	Kentucky	Ronald Hall, Executive Vice President of Operations	Janice D. Stoney
Minnesota
	Mississippi	Norman Farrington, Vice President, CIO
Missouri
	Nebraska	Debra Kouba, Vice President of Stores
North Dakota Oklahoma South Dakota Tennessee Wisconsin

RGHP Properties, L.L.C.	None.	Gordmans, Inc. is its sole member.

SECTION 3.3

CAPITALIZATION

(A)

1)	Richman Gordman 1/2 Price Stores, Inc. 1997 Stock Option Plan

2)	First Amendment to the 1997 Stock Option Plan

3)	Second Amendment to the 1997 Stock Option Plan

4)	Third Amendment to the 1997 Stock Option Plan

5)	Gordmans, Inc. 2000 Stock Option Plan

6)	First Amendment to Gordmans, Inc. 2000 Stock Option Plan

7)	Second Amendment to Gordmans, Inc. 2000 Stock Option Plan

8)	Gordmans, Inc. 2002 Equity Incentive Plan

9)	First Amendment to Gordmans, Inc. 2002 Equity Incentive Plan

10)	Remsen Restricted Stock Agreement dated August 2, 2006

B) Stock Purchase Agreement with Norman Farrington dated as of September 21, 2005 and related Note pursuant to which the Company is obligated to purchase a total of 247,500 shares at $4.49 per share.

C) Appendix 3.3(1) attached hereto lists the holders, the number, the exercise price, the term and vesting schedule of all outstanding and authorized Convertible Securities as well as the Option Consideration to be paid to each Option holder pursuant to the Option Cancellation Agreements and attaches the forms of Option Award Agreement used by the Company with respect to the Company Stock Plans. The 1997 Stock Option Plan Form of Option Award was used for Option holders granted Options from 1997 thru 2000. The 2000 Stock Option Plan Award was used for Option holders granted Options from 2000 thru 2002. The Non-Qualified Stock Option Agreement was used for Option holders granted Options from 2002 thru 2007.

D) Appendix 3.3(2) attached hereto sets forth the name of each of the Company’s Subsidiaries, the jurisdiction of its incorporation or formation, and the Persons owning the outstanding capital stock or equity interests of each of the Company’s Subsidiaries.

E) Appendix 3.3(3) attached hereto sets forth the voting trusts, proxies or other agreements or understandings with respect to the voting of capital stock of the Company or any of its Subsidiaries.

APPENDIX 3.3(1)

COMPANY SECURITIES

The Company Securities are set forth below:

A) The Company Plans listed in Sections 3.3 and 3.11(a) of this Company Disclosure Schedule.

B) Stock Redemption and Option Agreement by and between Gordmans, Inc. and Norman J. Farrington dated September 21, 2005. The Company has agreed to redeem 247,500 shares of Mr. Farrington’s 495,000 shares of stock for an amount equal to $1,111,275.00. To date $666,785.00 has been paid to Mr. Farrington and the remaining balance of $444,449.00 is to be paid in two annual installments with interest at the prime rate announced by Wells Fargo. The annual installments began on September 21, 2006 and the last installment will be paid on September 21, 2009. The agreement also grants the Company the option to purchase Mr. Farrington’s remaining 247,500 shares.

OPTION HOLDERS AND OPTION CONSIDERATION

1) See attached.

Gordmans Stock Option Holders Appendix 3.3(1)

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
1. Althage, Alan	02/01/2000	600	$1.65	$60.00	3,000	600	600
	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	2,080	$3.60	$208.00	2,600	2,080	2,080
	02/01/2004	2,800	$4.33	$280.00	2,240	2,800	2,240
	01/30/2005	2,000	$4.49	$200.00	1,200	2,000	1,200

Total		8,080		$808.00	10,040	8,080	6,720

2. Badding, Linda	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	2200	$3.60	$220.00	2,200	2,200	2,200
	02/01/2004	1700	$4.33	$170.00	1,360	1,700	1,360
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		5075		$507.50	4,465	5,075	4,465

3. Biddle, Chuck	02/01/2000	1000	$1.65	$100.00	5,000	1,000	1,000
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	2200	$3.60	$220.00	2,200	2,200	2,200
	02/01/2004	25000	$4.33	$2,500.00	20,000	25,000	20,000
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		29875		$2,987.50	28,605	29,875	24,605

4. Black, Sherri	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1000	$4.33	$100.00	800	1,000	800
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4875		$487.50	4,405	4,875	4,405

5. Bohaii, Al	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	800	$3.60	$80.00	1,000	800	800
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
Total		3375		$337.50	3,445	3,375	2,845

6. Boyd, Mike	02/01/2004	1100	$4.33	$110.00	880	1,100	880
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		1775		$177.50	1,285	1,775	1,285

7. Briley, Kelly	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

8. Brown, Joe	02/03/2002	800	$3.02	$80.00	1,000	800	800
	02/02/2003	1400	$3.60	$140.00	1,400	1,400	1,400
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4175		$417.50	3,845	4,175	3,645

9. Burry, Sandy	02/03/2002	750	$3.02	$75.00	750	750	750
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3625		$362.50	3,095	3,625	3,095

10. Campanella, Sandee	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	2300	$3.60	$230.00	2,300	2,300	2,300
	02/01/2004	1700	$4.33	$170.00	1,360	1,700	1,360
	1/30/2005	675	$4.49	$67.50	405	675	405

Total		5675		$567.50	5,065	5,675	5,065

11. Chalen, Joe	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	960	$3.60	$96.00	1,200	960	960
	02/01/2004	900	$4.33	$90.00	720	900	720
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3135		$313.50	3,325	3,135	2,685

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
12. Champenoy, Will	02/01/2000	3500	$1.65	$350.00	3,500	3,500	3,500
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	2800	$3.60	$280.00	2,800	2,800	2,800
	02/01/2004	3300	$4.33	$330.00	2,640	3,300	2,640
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		12600		$1,260.00	11,140	12,600	11,140

13. Clark, Colleen	02/01/2000	1200	$1.65	$120.00	6,000	1,200	1,200
	02/03/2002	1500	$3.02	$150.00	2,500	1,500	1,500
	02/02/2003	2480	$3.60	$248.00	3,100	2,480	2,480
	02/01/2004	3200	$4.33	$320.00	2,560	3,200	2,560
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		10380		$1,038.00	15,360	10,380	8,940

14. Daniel, Michael	02/01/2000	3000	$1.65	$300.00	3,000	3,000	3,000
	02/03/2002	2000	$3.02	$200.00	2,000	2,000	2,000
	02/02/2003	1000	$3.60	$100.00	1,000	1,000	1,000
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		8075		$807.50	7,525	8,075	7,525

15. Dever, Tim	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

16. Diebold, Mike	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	2500	$3.02	$250.00	2,500	2,500	2,500
	02/02/2003	3700	$3.60	$370.00	3,700	3,700	3,700
	02/01/2004	3700	$4.33	$370.00	2,960	3,700	2,960
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		12900		$1,290.00	11,360	12,900	11,360

17. Dvorak, Lori	02/01/2000	600	$1.65	$60.00	3,000	600	600

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	1760	$3.60	$176.00	2,200	1,760	1,760
	02/01/2004	2500	$4.33	$250.00	2,000	2,500	2,000
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		6135		$613.50	8,605	6,135	5,365

18. Fahje, Sue	02/02/2003	1000	$3.60	$100.00	1,000	1,000	1,000
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3075		$307.50	2,525	3,075	2,525

19. Farrington, Norm	02/01/2000	2600	$1.65	$260.00	13,000	2,600	2,600
	02/03/2002	900	$3.02	$90.00	1,500	900	900
	02/02/2003	9600	$3.60	$960.00	12,000	9,600	9,600
	02/01/2004	20000	$4.33	$2,000.00	16,000	20,000	16,000

Total		33100		$3,310.00	42,500	33,100	29,100

20. Fields, Andrew	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2075		$207.50	1,525	2,075	1,525

21. Fontana, Kristy	02/01/2004	1000	$4.33	$100.00	800	1,000	800

Total		1000		$100.00	800	1,000	800

22. Gebauer, Ryan	02/01/2004	1100	$4.33	$110.00	880	1,100	880
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		1775		$177.50	1,285	1,775	1,285

23. Geier, Gayle	02/01/2000	400	$1.65	$40.00	2,000	400	400
	02/03/2002	300	$3.02	$30.00	500	300	300
	02/02/2003	720	$3.60	$72.00	900	720	720
	02/01/2004	2000	$4.33	$200.00	1,600	2,000	1,600
	01/30/2005	675	$4.49	$67.50	405	675	405

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
Total		4095		$409.50	5,405	4,095	3,425

24. Gordman, Jeff	02/28/2002	100000	$3.02	$10,000.00	100,000	100,000	100,000

Total		100000		$10,000.00	100,000	100,000	100,000

25. Hall, Patti	02/03/2002	200	$3.02	$20.00	500	200	200
	02/02/2003	720	$3.60	$72.00	1,200	720	720
	02/01/2004	1600	$4.33	$160.00	1,600	1,600	1,200
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3195		$319.50	3,705	3,195	2,525

26. Hail, Ron	02/01/2000	1700	$1.65	$170.00	8,500	1,700	1,700
	02/03/2002	1800	$3.02	$180.00	3,000	1,800	1,800
	02/02/2003	9600	$3.60	$960.00	12,000	9,600	9,600
	02/01/2004	22000	$4.33	$2,200.00	17,600	22,000	17,600

Total		35100		$3,510.00	41,100	35,100	30,700

27. Hammond, Michael	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	3000	$3.60	$300.00	3,000	3,000	3,000
	02/01/2004	3500	$4.33	$350.00	2,800	3,500	2,800
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		9500		$950.00	8,000	9,500	8,000

28. Harper, Kevin	02/01/2004	1000	$4.33	$100.00	800	1,000	800
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		1675		$167.50	1,205	1,675	1,205

29. Hartwig, Shawn	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	2200	$3.60	$220.00	2,200	2,200	2,200
	02/01/2004	1900	$4.33	$190.00	1,520	1,900	1,520
	01/30/2005	1350	$4.49	$135.00	810	1,350	810

Total		6450		$645.00	5,530	6,450	5,530

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
30. Hedrick, Paul	02/01/2000	560	$1.65	$56.00	2,800	560	560
	02/03/2002	300	$3.02	$30.00	500	300	300
	02/02/2003	960	$3.60	$96.00	1,200	960	960
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3895		$389.50	6,025	3,895	3,345

31. Hester, Jim	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4775		$477.50	4,225	4,775	4,225

32. Hoffman, Michaela	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	720	$3.60	$72.00	900	720	720
	02/01/2004	1600	$4.33	$160.00	1,280	1,600	1,280
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3595		$359.50	3,585	3,595	3,005

33. Jackson, Doris	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	960	$3.60	$96.00	1,200	960	960
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3635		$363.50	3,725	3 ,635	3,085

34. Jackson, Jamie	07/06/2004	15000	$4.33	$1,500.00	9,000	15,000	9,000
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		15675		$1,567.50	9,405	15,675	9,405

35. James, Mike	04/17/2006	25000	$4.25	$2,500.00	5,000	25,000	5,000

Total		25000		$2,500.00	5,000	25,000	5,000

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
36. Johnson, Julie	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	1000	$3.60	$100.00	1,000	1,000	1,000
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4575		$457.50	4,025	4,575	4,025

37. Kaplan, Gene	02/01/2000	600	$1.65	$60.00	3,000	600	600
	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	2240	$3.60	$224.00	2,800	2,240	2,240
	02/01/2004	3300	$4.33	$330.00	2,640	3,300	2,640
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		8740		$874.00	10,640	8,740	7,280

38. Kasen, Stewart	05/16/2000	5000	$1.65	$500.00	5,000	5,000	5,000
	05/24/2001	5000	$2.52	$500.00	5,000	5,000	5,000
	02/28/2002	10000	$3.02	$1,000.00	10,000	10,000	10,000
	02/02/2003	10000	$3.60	$1,000.00	10,000	10,000	10,000
	02/01/2004	10000	$4.33	$1,000.00	10,000	10,000	10,000
	01/30/2005	10000	$4.49	$1,000.00	10,000	10,000	10,000
	02/28/2007	10000	$4.12	$1,000.00	0	10,000	0

Total		60000		$6,000.00	50,000	60,000	50,000

39. Killinger, Rich	02/01/2004	800	$4.33	$80.00	800	800	600
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		1475		$147.50	1,205	1,475	1,005

40. King, Kim	02/01/2000	200	$1.65	$20.00	1,000	200	200
	02/03/2002	300	$3.02	$30.00	500	300	300
	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3775		$377.50	4,225	3,775	3,225

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
41. Kouba, Deb	02/01/2000	1000	$1.65	$100.00	5,000	1,000	1,000
	02/03/2002	1500	$3.02	$150.00	2,500	1,500	1,500
	02/02/2003	2240	$3.60	$224.00	2,800	2,240	2,240
	02/01/2004	3500	$4.33	$350.00	2,800	3,500	2,800
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		10240		$1,024.00	14,300	10,240	8,740

42. Kronner, Bob	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	2080	$3.60	$208.00	2,600	2,080	2,080
	02/01/2004	2800	$4.33	$280.00	2,240	2,800	2,240
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		7480		$748.00	7,040	7,480	6,120

43. Lehr, Seth	5/16/2000	5000	$1.65	$500.00	5,000	5,000	5,000
	05/24/2001	5000	$2.52	$500.00	5,000	5,000	5,000
	02/28/2002	10000	$3.02	$1,000.00	10,000	10,000	10,000
	02/02/2003	10000	$3.60	$1,000.00	10,000	10,000	10,000
	02/01/2004	10000	$4.33	$1,000.00	10,000	10,000	10,000
	01/30/2005	10000	$4.49	$1,000.00	10,000	10,000	10,000
	02/28/2007	10000	$4.12	$1,000.00	0	10,000	0

Total		60000		$6,000.00	50,000	60,000	50,000

44. Long, Lori	02/01/2000	200	$1.65	$20.00	1,000	200	200
	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	800	$3.60	$80.00	1,000	800	800
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3675		$367.50	4,525	3,675	3,125

45. Medinger, Patrick	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		2000		$200.00	1,200	2,000	1,200

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
46. Noonan, Tom	02/28/2002	10000	$3.02	$1,000.00	10,000	10,000	10,000
	02/02/2003	10000	$3.60	$1,000.00	10,000	10,000	10,000
	02/01/2004	10000	$4.33	$1,000.00	10,000	10,000	10,000
	01/30/2005	10000	$4.49	$1,000.00	10,000	10,000	10,000
	02/28/2007	10000	$4.12	$1,000.00	0	10,000	0

Total		50000		$5,000.00	40,000	50,000	40,000

48. Palmer, Cheryl	02/01/2004	2000	$4.33	$200.00	1,600	2,000	1,600
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2675		$267.50	2,005	2,675	2,005

48. Palmer, Rich	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	2600	$3.60	$260.00	2,600	2,600	2,600
	02/01/2004	3800	$4.33	$380.00	3,040	3,800	3,040
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		9400		$940.00	7,840	9,400	7,840

50. Parten, Bill	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	2000	$3.02	$200.00	2,000	2,000	2,000
	02/02/2003	1000	$3.60	$100.00	1,000	1,000	1,000
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		6075		$607.50	5,525	6,075	5,525

51. Pearson, Julie	02/01/2000	200	$1.65	$20.00	1,000	200	200
	02/03/2002	1200	$3.02	$120.00	2,000	1,200	1,200
	02/02/2003	1360	$3.60	$136.00	1,700	1,360	1,360
	02/01/2004	2500	$4.33	$250.00	2,000	2,500	2,000
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		5935		$593.50	7,105	5,935	5,165

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
52. Pedersen, Jocelyn	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

53. Perrotto, Michelle	02/03/2002	300	$3.02	$30.00	750	300	300
	02/02/2003	540	$3.60	$54.00	900	540	540
	02/01/2004	720	$4.33	$72.00	720	720	540
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2235		$223.50	2,775	2,235	1,785

54. Perryman, Mitzi	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3875		$387.50	3,345	3,875	3,345

55. Raab, Warren	02/01/2000	3500	$1.65	$350.00	3,500	3,500	3,500
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	3300	$3.60	$330.00	3,300	3,300	3,300
	02/01/2004	3800	$4.33	$380.00	3,040	3,800	3,040
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		13600		$1,360.00	12,040	13,600	12,040

56. Ramsey, Don	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1000	$4.33	$100.00	800	1,000	800
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3075		$307.50	2,605	3,075	2,605

57. Raymond, Tim	02/03/2002	300	$3.02	$30.00	500	300	300
	02/02/2003	720	$3.60	$72.00	900	720	720
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
Total		3095		$309.50	2,925	3,095	2,545

58. Rees, Dave	02/03/2002	750	$3.02	$75.00	750	750	750
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3625		$362.50	3,095	3,625	3,095

59. Reid, Bruce	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	800	$3.60	$80.00	1,000	800	800
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3375		$337.50	3,445	3,375	2,845

60. Reynolds, Mary	02/03/2002	750	$3.02	$75.00	750	750	750
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3625		$362.50	3,095	3,625	3,095

61. Riley, Kathy	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	2080	$3.60	$208.00	2,600	2,080	2,080
	02/01/2004	3300	$4.33	$330.00	2,640	3,300	2,640
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		7980		$798.00	7,440	7,980	6,520

62. Robinson, Jason	02/01/2004	1100	$4.33	$110.00	880	1,100	880
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		1775		$177.50	1,285	1,775	1,285

63. Rowen, Dan	02/01/2000	2000	$1.65	$200.00	2,000	2,000	2,000
	02/03/2002	2500	$3.02	$250.00	2,500	2,500	2,500
	02/02/2003	2800	$3.60	$280.00	2,800	2,800	2,800

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
	02/01/2004	3500	$4.33	$350.00	2,800	3,500	2,800
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		12800		$1,280.00	11,300	12,800	11,300

64. Sebeniecher, Lance	02/03/2002	550	$3.02	$55.00	750	550	550
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1600	$4.33	$160.00	1,280	1,600	1,280
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3725		$372.50	3,335	3,725	3,135

65. Shanahan, George	02/03/2002	750	$3.02	$75.00	750	750	750
	02/02/2003	900	$3.60	$90.00	900	900	900
	02/01/2004	1300	$4.33	$130.00	1,040	1,300	1,040
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3625		$362.50	3,095	3,625	3,095

66. Siref, Steve	02/01/2000	600	$1.65	$60.00	3,000	600	600
	02/03/2002	600	$3.02	$60.00	1,000	600	600
	02/02/2003	800	$3.60	$80.00	1,000	800	800
	02/01/2004	2000	$4.33	$200.00	1,600	2,000	1,600
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4675		$467.50	7,005	4,675	4,005

67. Spomer, Sue	02/01/2000	3000	$1.65	$300.00	3,000	3,000	3,000
	02/03/2002	2000	$3.02	$200.00	2,000	2,000	2,000
	02/02/2003	2300	$3.60	$230.00	2,300	2,300	2,300
	02/01/2004	3300	$4.33	$330.00	2,640	3,300	2,640
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		12600		$1,260.00	11,140	12,600	11,140

68. Sprague, Jill	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
69. Stoney, Jan	05/16/2000	5000	$1.65	$500.00	5,000	5,000	5,000
	05/24/2001	5000	$2.52	$500.00	5,000	5,000	5,000
	02/28/2002	10000	$3.02	$1,000.00	10,000	10,000	10,000
	02/02/2003	10000	$3.60	$1,000.00	10,000	10,000	10,000
	02/01/2004	10000	$4.33	$1,000.00	10,000	10,000	10,000
	01/30/2005	10000	$4.49	$1,000.00	10,000	10,000	10,000
	02/28/2007	10000	$4.12	$1,000.00	0	10,000	0

Total		60000		$6,000.00	50,000	60,000	50,000

70. Swenson, Harvey	02/03/2002	300	$3.02	$30.00	500	300	300
	02/02/2003	720	$3.60	$72.00	900	720	720
	02/01/2004	900	$4.33	$90.00	720	900	720
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2595		$259.50	2,525	2,595	2,145

71. Taylor, Tony	02/01/2004	2000	$4.33	$200.00	1,600	2,000	1,600
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2675		$267.50	2,005	2,675	2,005

73. Tostenson, Dan	02/01/2000	1000	$1.65	$100.00	1,000	1,000	1,000
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		5275		$527.50	4,725	5,275	4,725

74. Trevino, Stan	02/02/2003	2400	$3.60	$240.00	2,400	2,400	2,400
	02/01/2004	3300	$4.33	$330.00	2,640	3,300	2,640
	01/30/2005	2000	$4.49	$200.00	1,200	2,000	1,200

Total		7700		$770.00	6,240	7,700	6,240

75. Waechter, Chris	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
	02/02/2003	700	$3.60	$70.00	700	700	700
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3775		$377.50	3,225	3,775	3,225

76. Wallner, Jeanine	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

77. Wharton, David	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		3275		$327.50	2,725	3,275	2,725

78. Wiggins, Jeanne	02/01/2000	1500	$1.65	$150.00	3,000	1,500	1,500
	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	1200	$3.60	$120.00	1,200	1,200	1,200
	02/01/2004	1000	$4.33	$100.00	800	1,000	800
	01/30/2005	1350	$4.49	$135.00	810	1,350	810

Total		5550		$555.00	6,310	5,550	4,810

79. Wilson, Larry	01/30/2005	675	$4.49	$67.50	405	675	405

Total		675		$67.50	405	675	405

80. Wilson, Suzette	02/03/2002	500	$3.02	$50.00	500	500	500
	02/02/2003	700	$3.60	$70.00	700	700	700
	02/01/2004	1000	$4.33	$100.00	800	1,000	800
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		2875		$287.50	2,405	2,875	2,405

81. Wong, Ling	02/01/2000	3000	$1.65	$300.00	3,000	3,000	3,000
	02/03/2002	1000	$3.02	$100.00	1,000	1,000	1,000
	02/02/2003	1700	$3.60	$170.00	1,700	1,700	1,700
	02/01/2004	1400	$4.33	$140.00	1,120	1,400	1,120

Option Holder	Grant Date	No. Shares	Exercise Price	Option Consideration Paid to Option Holder	Vested	Outstanding	Exercisable
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		7775		$777.50	7,225	7,775	7,225

82. Zipay, Andre	02/02/2003	1700	$3.60	$170.00	1,700	1,700	1,700
	02/01/2004	2000	$4.33	$200.00	1,600	2,000	1,600
	01/30/2005	675	$4.49	$67.50	405	675	405

Total		4375		$437.50	3,705	4,375	3,705

TOTALS		807,020		$80,702.00	748,190	807,020	676,560

OPTION AWARD AGREEMENT

UNDER THE RICHMAN GORDMAN  1/2 PRICE STORES, INC.

1997 STOCK OPTION PLAN

TERMS AND CONDITIONS

Award Date:	September 12, 1997

Participant:	_____________________

Exercise Price:	$0.051

Number of Shares of Stock Subject to Option:	___________

Vesting Schedule:	20% of options shall vest each year on September 1st beginning September 1, 1998 and may be exercised from vesting to August 31, 2007

By execution below, Richman Gordman  1 /2 Price Stores, Inc. and the Participant accept and approve the foregoing Terms and Conditions and become parties to the. attached Option Award Agreement (the “Agreement”) into which the foregoing Terms and Conditions are incorporated by this reference. All terms not defined in the Terms and Conditions have the meanings assigned in the Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the Award Date set forth above.

RICHMAN GORDMAN 1/2 PRICE STORES, INC.

By:
Jeff Gordman, President and CEO

PARTICIPANT

PARTICIPANT CONSENT

In consideration of the grant of additional awards and certain revisions to the attached Revised and Restated Option Award Agreement, the undersigned Participant hereby consent to the changes shown in such Revised and Restated Option Award Agreement and agrees that Awards previously granted to the Participant, as well as Awards granted hereafter, shall be subject to the terms of the Revised and Restated Option Agreement.

Dated this      day of             , 1999.

PARTICIPANT:

[Signature]

[Typed or Printed Name]

Accepted and Agreed:

RICHMAN GORDMAN 1/2 PRICE STORES, INC.

By:
Its:

ANNEX A

OPTION AWARD AGREEMENT

GORDMANS, INC.

2000 STOCK OPTION PLAN

TERMS AND CONDITIONS

Award Date:	_______________________________, __________________

Participant:	__________________________________________________

Exercise Price:	$ _________________________________________________

Number of Shares of Stock Subject to Option:	__________________________________________________

Vesting Schedule:	Options shall vest 20% per year beginning on

____________, _____

Expiration date of Award	__________________________________________________

By execution below, Gordmans, Inc., and the Participant accept and approve the foregoing Terms and Conditions and the provisions of the attached Gordmans, Inc. 2000 Stock Option Plan (the “Plan”). All terms not defined in this Option Award Agreement (the “Agreement”) have the meanings assigned in the Plan.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the Award Date set forth above.

GORDMANS, INC.

By:
Title:

PARTICIPANT

[Signature]

[Typed or Printed Name]

BENEFICIARY ELECTED BY PARTICIPANT

Name
Address

APPENDIX A

NON-QUALIFIED STOCK OPTION AGREEMENT

This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this      day of              , 200    , by and between Gordmans, Inc. a Delaware corporation (the “Company”), and                              (the “Optionee”).

Pursuant to the Gordmans, Inc. 2002 Equity Incentive Plan (the “Plan”), the Board of Directors has determined that the Optionee is to be granted a Non-Qualified Stock Option (the “Option”) to purchase shares of the Company’s common stock, on the terms and conditions set forth herein. It is intended that the Option shall not constitute an “Incentive Stock Option” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [            ] shares of the Company’s common stock, par value $             per share (the “Option Shares”), at a price of [            ] per share (the “Option Price”).

2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the “Grant Date”) and terminate upon the earlier of (i) the expiration of                  years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.

3. Vesting of Options.

Option 1: Immediate Vesting

The Option Shares granted hereunder shall be fully vested and nonforfeitable at all times, except as otherwise provided herein.

The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than      months following the Grant Date].

Option 2: Graduated Vesting

For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

(a)                  percent (    %) of the Option Shares (rounded down to the nearest whole number of shares) on                 ;

(b) An additional                  percent (    %) of the Option Shares (rounded down to the nearest whole number of shares) on                 ; and

(c) The remainder of the Option Shares on                 .

Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than      months following the Grant Date].

Option 3: Cliff Vesting

For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on                     . Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above[, but in no event earlier than      months following the Grant Date].

4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s legal representative.

5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, (iii) cancellation of any indebtedness . owed by the Company to the Optionee, or (iv) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6. Termination of Services.

If the Optionee incurs a Termination of Service by the Company or a Subsidiary for cause, the Optionee’s unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up one (1) year following the Optionee’s Termination of Service.

If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up ninety (90) days after the Optionee’s Termination of Service.

7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee’s address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention: Board of

Directors/Corporate Secretary, at the Company’s address or such other address as the Company may designate in writing to the Optionee.

8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

9. Disposition of Option Shares. As a condition of issuing the Option Shares hereunder, the Optionee agrees that upon the written request of the Company or the underwriters) managing a registered offering of the Company’s common stock under the Securities Act of 1933, as amended (the “1933 Act”), or other applicable securities laws, the Optionee shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to this Option Agreement to the public (except to the extent such Option Shares are included as part of such registered offering) without the prior written consent of the Company or the underwriter(s) for such period of time, not to exceed 180 days following the effective date of such offering, as the Company or the underwriter(s) may request; provided, however, that all officers and directors of the Company enter into similar agreements.

10. Investment Representations. The Optionee represents, warrants and covenants that:

(i) Any shares acquired pursuant to the exercise of this Option will be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the 1933 Act or any rule or regulation under the 1933 Act.

(ii) The Optionee has had such opportunity as he or she deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

(iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option will not be registered under the 1933 Act and are “restricted securities” within the meaning of Rule 144 under the 1933 Act, (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the 1933 Act or an exemption from registration is then available, (C) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the common stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with, and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company, and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this Option under the 1933 Act.

By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section.

11. Restrictions on Transfer and Right of First Refusal. The Company shall have the right, at its sole discretion, to acquire any Shares issued upon the exercise of the Option as specified below:

(a) In the event that the Optionee incurs a Termination of Service for any reason, the Company shall have the right to acquire from the Optionee all or a portion of such Shares for cash in an amount equal to Fair Market Value of the Shares on the date of the termination by giving written notice thereof to the Optionee not more than 210 days after such termination, such notice to include the number of Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the Fair Market Value of such Shares on the date of the Termination of Service.

(b) Any Shares acquired pursuant to exercise of the Option shall be subject to a “right of first refusal” in favor of the Company. The right of first refusal shall provide that, prior to any transfer of the Shares by the Optionee, the Shares must first be offered for purchase in writing to the Company at a price equal to the bona fide written purchase price offered by an independent prospective buyer. The Company shall have a total of fourteen (14) days after written notice to exercise the right of first refusal. If the right of first refusal is not exercised, such Shares may be sold according to the terms of the written offer, or otherwise such Shares shall remain subject to a right of first refusal. Notwithstanding the foregoing, the Shares acquired pursuant to exercise of the Option shall not be subject to the right of refusal if such Shares are listed on any nationally recognized exchange or quoted on The Nasdaq Stock Market or other over the counter market, without regard to other facts and circumstances, including but not limited to, the market price or volume of the volume of trading activity.

(c) The Optionee shall not be permitted to transfer any Shares acquired pursuant to the exercise of the Option to any person or entity other than shareholders or option-holders of the Company without the prior written consent of the Company.

(d) All Shares issued pursuant to the Option granted herein shall bear a legend noting that such Shares are subject to the provisions of subsections (a), (b) and (c) above.

12. Mandatory Redemption of Shares. In the event of the Optionee’s death, Disability, or retirement from the Company on or after attaining age 60, the Optionee (or his or her personal representative) or his or her successors, assigns or heirs shall have the right to sell to the Company all or a portion of the Shares acquired by way of exercise of the Option, subject to the terms set forth herein. In order to exercise said right, the Optionee must notify the Company, within 90 days of such termination, of his or her intent to sell the Shares to the Company. The closing date of such purchase shall be six months following the later of (1) the date of exercise of the Option or (2) the date of the Optionee’s date of termination (or such other date as the parties may agree) and the purchase price shall be the Fair Market Value of such Shares as of the date of such redemption notice. If the aggregate purchase price exceeds $50,000, the Company may issue a note payable to the recipient requiring equal annual installments of principal over a term not to exceed 5 years. The note will bear interest at the prime interest rate as determined by the Committee in its sole discretion.

13. Legend on Stock Certificates. All stock certificates representing shares of common stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by the Company or applicable state law:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY.”

14. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

16. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

COMPANY:	GORDMANS, INC.

By:
Title:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

OPTIONEE:

APPENDIX 3.3(2)

Organization	Jurisdiction	Person(s) owning capital stock or equity

Gordmans Distribution Company, Inc.	Kansas	Gordmans, Inc.

Gordmans Management Company, Inc.	Delaware	Gordmans, Inc.

RGHP Properties, LLC	Nebraska	Gordmans, Inc. successor in interest to Richman Gordman 1/2 Price Stores, Inc. – Sole Member

Gordmans, Inc.	Delaware

Individuals[1] (shares)

Jeff Gordman – 526.000

Norm Farrington – 247,500

R.G. Stock Trust (shares)

Jeff Gordman – 5,823,000

Jerry Gordman – 2,058,000

Nelson Gordman – 90,000

Lisa Lieb – 10,000

Lisa Gordman Lieb Trust – 521,750

Douglas A. Lieb Trust – 133,486

Douglas A. Lieb Residuary Trust – 328,014

Randi Gordman – 993,250

Samuel Lieb – 38,000

Samuel Lieb UTMA – 30,000

Justin Monteleone – 34,000

Jamie Monteleone – 34,000

Voting Trust Agreement (shares)

Linda & Nelson Gordman Foundation – 600,000

NG-LG Family Partnership – 4,980,000

Other Persons through exercise of Options (shares)

Althage, Arthur A. – 1,620

Biddle, Charles – 6,551

Brown, JT – 100

Chalen, Joseph – 640

Clark, Colleen – 18,660

Daniel, Michael – 4,203

Diebold, Michael E – 8,033

Dvorak, Lori – 8,240

Frederickson, Lisa R – 5,807

Geier, Gayle – 680

Hall, Patricia L – 1,180

Hall, Ronald K - Funnel Trust – 19,675

Hedrick, Paul R. – 7,173

Hensley, Mitch – 7,200

Higgins, Kim – 430

Hoffman, Michaela – 580

Jackson, Doris S – 640

Kaplan, Gene – 3,360

Kaspar, Ray – 200

Killinger, Rich – 200

Kouba, Deb – 8,929

Litton, Juanita – 3,370

Long, Lori – 3,200

Mallaro, Mike – 5,000

Noonan, Thomas – 10,000

Pearson, Julie – 1,940

Perrotto, Michelle – 990

Raymond, Timothy J – 380

Reid, Bruce D. – 600

Riley, Kathy – 920

Rowen, Dan – 120

Ryan, Tom D. – 2,366

Ryan, Tom J. – 200

Sapp-Rieke, Cindy – 1,940

Sebeniecher, Lance – 200

Siref, Steve – 1,000

Strehle, Lora – 1,400

Swenson, Harvey – 380

Tostenson, Daniel P. – 4,396

Tweedt, Jewell – 1,000

Williamson, Dean – 500

Wong, Ling – 5,648

Zimbeck, Nancy – 1,400

[1]	Mike Remsen is a shareholder of 500,000 restricted shares; the restricted shares have not vested and will be canceled prior to the Merger.

APPENDIX 3.3(3)

The list below sets forth the voting trusts, proxies or other agreements or understandings with respect to the voting of capital stock of the Company or any of its Subsidiaries.

1) RG Stock Trust. Pursuant to the Last Will and Testament of Dan Gordman dated December 14, 1992, at Article Tenth, all shares of Richman Gordman Stores, Inc. and its subsidiaries (now, collectively, Gordmans, Inc.) which were held by Dan Gordman were placed into a trust (the “RG Stock Trust”). Initial beneficiaries of the RG Stock Trust were Nelson T. Gordman, Jeffrey J. Gordman and Jerome P. Gordman. Jeffrey J. Gordman is the Trustee of the RG Stock Trust and remains Trustee with sole power to vote and cause the sale or other transfer of the stock of the RG Stock Trust pursuant to Article Tenth and Article Sixteenth of the Last Will and Testament of Dan Gordman. Current beneficiaries under the RG Stock Trust also include certain children and grandchildren of Jerome P. Gordman and their trusts.

2) Voting Trust. Pursuant to a certain Voting Trust Agreement dated November 30, 1998, Jeffrey J. Gordman, as Trustee for the RG Stock Trust, acting in a fiduciary capacity distributed 5,670,000 shares of common stock of the Company beneficially owned by Nelson T. Gordman from the RG Stock Trust to the NG-LG Family Limited Partnership (also known as the “NG-RG Family Limited Partnership”) and the Nelson and Linda Gordman Foundation.

SECTION 3.5(a)(iii)

REQUIRED CONSENTS

1) Landlord Consents

i)	See Landlord Consent Chart attached as Appendix 3.5(a)(iii)(AA)*

2) Lender Consents

i)	Bank of the West, successor-in-interest to Commercial Federal Bank - Equipment Loan – Amended and Restated Loan and Security Agreement by and among Gordmans Management Company, Inc., Gordmans, Inc., Gordmans Distributions Company, Inc. and Commercial Federal Bank dated July 29, 2005.+

ii)	Wells Fargo Equipment Finance, Inc. Equipment Loan - Loan Agreement and Security Agreement by and among Gordmans Management Company, Inc., Gordmans, Inc., and Wells Fargo Equipment Finance, Inc., as amended, dated January 4, 2008.+

iii)	Wells Fargo Retail Finance, LLC – Revolving Credit Facility – Loan, Guaranty and Security Agreement by and among Gordmans Management Company, Inc., Gordmans, Inc., and Wells Fargo Retail Finance, LLC dated October 20, 2004, as amended, dated January 26, 2006.+

+	Such Consents shall not be required if the Indebtedness evidenced thereby is paid in full as of the Closing Date.

3) Other 3rd Party Consents1

i)	DSW, Inc. – Supply Agreement by and between DSW, Inc. and Gordmans, Inc.*

ii)	First National Bank of Omaha Merchant Services Agreement by and between First National Bank of Omaha and Gordmans, Inc.*

iii)	See Appendix 3.5(a)(iii)(BB)*

[1]

Private Label Credit Card Program Agreement by and between World Financial Network National Bank and Gordmans, Inc. Section 10.4 of the Agreement provides that either party may assign its respective rights and obligations under the Agreement provided that notice is given by assigning party to the other party as soon as commercially practicable and if the assignor is permitted to do so, such notice shall be given prior to the effective date of the assignment.

APPENDIX 3.5(a)(iii)(AA)

LANDLORD CONSENT CHART

A. Landlord Consent Required:

Store No.	Location
3*	Moline, IL
4*	Champaign, IL
5*	Fargo, ND
6*	Grand Forks, ND
7*	Omaha, NE
9*	Fenton, MO
10*	Westminster, CO
11*	Oklahoma City, OK
18*	Madison, WI
19*	Des Moines, IA
21*	Des Moines, IA
22*	Grand Island, NE
23*	Waterloo, IA
25*	Ellisville, MO
27*	Fairview Heights, IL
28A*	Wichita, KS
30*	Tulsa, OK
31*	Tulsa, OK
32*	Springfield, MO
34*	Aurora, CO
35*	Lakewood, CO
36*	Sioux City, IA
38*	Kansas City, MO
41*	Thornton, CO
42*	Fremont, NE
45*	W. Des Moines, IA
48*	Kansas City, MO
49*	St. Charles, MO
53*	Omaha, NE
64*	Kansas City, MO
73*	Southaven, MS
78*	Lexington, KY
82A*	Council Bluffs, IA

APPENDIX 3.5(a)(iii)(BB)

OTHER VENDOR AND SERVICE CONTRACT CONSENTS

1)	Sales Agreement by and between GlassHouse Systems, Inc. and Gordmans, Inc. dated October 23, 2007.*

2)	License Agreement by and between Computer Associates International, Inc. and Gordmans, Inc. dated January 30, 2003.*

3)	House of Brick Managed Services Agreement by and between House of Brick Technologies, LLC and Gordmans, Inc. dated February 1, 2007.*

4)	Master Software License and Services Agreement by and between NSB Retail Solutions, Inc. and Gordmans Management Company, Inc. dated September 12, 2006.*

5)	Point of Sale Software Maintenance Agreement by and between NSB Retail Solutions, L.P. and Gordmans Management Company, Inc. dated September 12, 2006.*

6)	Point of Sale Equipment Maintenance Agreement by and between NSB Retail Solutions, L.P. and Gordmans Management Company, Inc. dated September 12, 2006.*

7)	Client Service Agreement and Addendums by and between Digital Evolution Group, LLC and Gordmans, Inc. dated January 8, 2007.*

8)	Agreement by and between MBS Insight, Inc. and Gordmans, Inc. dated May 7, 2007 executed May 11, 2007.*

9)	Housekeeping Services Agreement by and between Kellermeyer Building Services, LLC and Gordmans, Inc. dated March 1, 2008.*

10)	Standard Advertising Agreement by and between Denver Newspaper Agency LLP and Gordmans, Inc. dated March 1, 2008.*

11)	Advertising Agreement by and between the St. Louis Post-Dispatch d/b/a St. Louis Advertising Network and Gordmans, Inc. dated March 1, 2008.*

12)	Retail Advertising Agreement by and between the Omaha World-Herald and Gordmans, Inc. dated March 1, 2008.*

13)	Revenue Based Advertising Agreement by and between the Memphis Publishing Company and Gordmans, Inc. dated February 26, 2008.*

14)	Annual Retail Advertising Contract by and between The Kansas City Star and Gordmans, Inc. dated March 5, 2008.*

15)	QWEST Communications Agreement by and between QWEST Communications Corporation and Gordmans, Inc. dated August 3, 2004.*

16)	Lease Agreement by and between Xerox Corporation and Gordmans, Inc. dated July 7, 2007.*

17)	Equipment and Software Maintenance Agreement by and between Windstream of the Midwest, Inc. and Gordmans, Inc. dated November 26, 2007.*

18)	Software License Agreement by and between MAX Software, Inc. and Gordmans, Inc. dated November 29, 2000 as amended July 10, 2003 and October 19, 2005.*

19)	Services Agreement by and between Penske Truck Leasing Co., LP and Gordmans, Inc. dated November 19, 2004.*

SECTION 3.5(b)

BLUE SKY LAWS

1) None.

SECTION 3.6

TITLE TO ASSETS

(a)	Current Affiliate Transactions:

1)	A.G. Realty Company, LP, whose principals include Jerry Gordman and Nelson Gordman, is the lessor to the Company of the Store #44 (Lincoln, NE) and the Company Corporate Offices, Store #53 (Omaha, NE).

Encumbrances:

i)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 6/21/2004, filed with the Delaware Secretary of State (filing # 41708827), showing Gordmans, Inc. as the debtor and Shonac Corporation as secured party;

ii)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 3/20/2008, filed with the Delaware Secretary of State (filing # 2008 0990109), showing Gordmans, Inc. as the debtor and Banc of America Leasing & Capital, LLC as secured party; and

iii)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 4/7/2008, filed with the Delaware Secretary of State (filing # 2008 1205986), showing Gordmans, Inc. as the debtor and Banc of America Leasing & Capital, LLC as secured party.

(b)	Post Closing Affiliate Transactions:

i)	A.G. Realty Company, LP, whose principals include Jerry Gordman and Nelson Gordman, is the lessor to the Company of the Store #44 (Lincoln, NE) and the Company Corporate Offices, Store #53 (Omaha, NE).

SECTION 3.7(a)

COMPLIANCE; AGGREGATE MERGER CONSIDERATION CALCULATION;

FINANCIAL STATEMENTS AND DISCLOSURES

(a)	Fines in the aggregate amount of $70,000 paid to the Wisconsin Department of Agriculture, Trade and Consumer Protection for alleged violation of Wisconsin’s law prohibiting the distribution and sale of children’s clothing with draw strings. Payments of the fines satisfied and disposed of the violation as evidenced by Appendix 3.7(a)(1) attached hereto.

The Company and its Subsidiaries Licenses from Governmental Entities are listed on attached Appendix 3.7(a)(2).

APPENDIX 3.7(a)(1)

STATE OF WISCONSIN AND DATCP v. GORDMANS

Wisconsin Circuit Court Access (WCCA)

State of WI and DATCP vs. Gordmans

Dane County Case Number 2007CX000046

What is RSS?

Filing Date	Case Type	Case Status

06-20-2007	Complex Forfeitures	Closed

Defendant Date of Birth	Address

12100 West Center Rd, Omaha, NE 68144

Branch Id	DA Case Number

5

Charge(s)

Count No.	Statute	Description	Severity	Disposition

1	100.42(4)	Fail/Meet Product Safety Rules	Forf. U	Guilty Due to No Contest Plea

Defendant Owes the Court: $ 0.00

Responsible Official	Prosecuting Agency		Prosecuting Attorney	Defense Attorney

Nicks, Diane	District Attorney		Verhoff, Timothy R

Defendant

Defendant Name	Date of Birth		Sex	Race[1]

Gordmans

Address				Address Updated On

12100 West Center Rd, Omaha, NE 68144				06-20-2007

JUSTIS ID	Finger Print ID

Charge(s)/Sentence(s)

The Defendant was charged with the following offense:

Count No.	Statute Cite	Description	Severity	Offense Date	Plea

1	100.42(4)	Fail/Meet Product Safety Rules	Forf. U	06-20-2007	No Contest on 06-21-2007

On 06-21-2007 there was a finding of

	Action		Court Official

	Guilty Due to No Contest Plea		Nicks, Diane

On 06-21-2007 the following was ordered:

		Sentence	Time	Begin Date	Notes

Forfeiture / Fine

Total Receivables

Court Assessments	Adjustments[3]	Paid to the Court	Probation/ Other Agency Amount[4]	Balance Due to Court	Due Date[5]

Page 1 of 2

Generated on 08-27-2008 at 01:13 pm

Case Details for 2007CX000046 in Dane County

$ 70,000.00	$ 0.00	$ 70,000.00	$ 0.00	$ 0.00

[1]	The designation listed in the Race field is subjective. It is provided to the court by the agency that filed the case.
[2]

Non-Court activities do not require personal court appearances. For questions regarding which court type activities require court appearances, please contact the Clerk of Circuit Court in the county where the case originated.

[3]	Includes collection agency fees; bankruptcy discharge of debt; Department of Revenue collection fees; and forgiven debts due to indigence, death, time served, or community service.
[4]	Some amounts assessed by the courts are collected by the Department of Corrections or other agencies. This column is rarely updated by the courts and may be less than the actual amount owed.
[5]	For cases with multiple assessments, the due date represents the assessment with the latest date.

APPENDIX 3.7(a)(2)

LICENSES

GORDMANS

Business Licenses and P/P Returns by Due Date

As of August 28, 2008

DUE DATE	Store	County Name	City	County	State	P/P Report	P/P Payments	Comments
JANUARY	14	Outagamie					31-Jan
	15	Outagamie					31-Jan
	65	Marathon					31-Jan
	73	DeSoto					31-Jan
	26	Johnson	15-Jan					City License
	18	Dane	31-Jan					Weights & Measures
	27	St. Clair	31-Jan					City License
	32	Greene	31-Jan					City License
	73	DeSoto	31-Jan					City License

FEBRUARY	10	Adams					28-Feb	1st-half
	34	Arapahoe					28-Feb	1st-half
	35	Jefferson					28-Feb	1st-half
	41	Adams					28-Feb	1st-half
	60	El Paso					28-Feb	1st-half
	74	Shelby					28-Feb	County-P/P due (2008 tax year)
	75	Shelby					28-Feb	County-P/P due (2008 tax year)

MARCH	09	St. Louis				01-Mar
	14	Outagamie				01-Mar
	15	Outagamie				01-Mar
	25	St. Louis				01-Mar
	32	Greene				01-Mar
	38	Jackson				01-Mar
	47	Jackson				01-Mar
	48	Clay				01-Mar
	49	St. Charles				01-Mar
	62	St. Louis				01-Mar
	63	St. Charles				01-Mar
	64	Jackson				01-Mar
	65	Marathon				01-Mar
	74	Shelby				01-Mar
	75	Shelby				01-Mar
	11	Oklahoma				15-Mar
	12	Oklahoma				15-Mar
	16	Cleveland				15-Mar
	26	Johnson				15-Mar
	28	Sedgwick				15-Mar
	29	Shawnee				15-Mar
	81	Sedgwick				15-Mar
	30	Tulsa				15-Mar
	31	Tulsa				15-Mar
	11	Oklahoma					31-Mar	2nd half
	12	Oklahoma					31-Mar	2nd half
	30	Tulsa					31-Mar	2nd half
	31	Tulsa					31-Mar	2nd half
	38	Jackson	01-Mar					Business Lic Renew
	48	Clay	01-Mar					Business Lic Renew
	64	Jackson	01-Mar					Business Lic Renew
	30	Tulsa			12-Mar			State Food License
	49	St. Charles	31-Mar					City License

APRIL	07	Douglas					01-Apr	1st-half
	20	Sarpy					01-Apr	1st-half
	24	Sarpy					01-Apr	1st-half
	33	Douglas					01-Apr	1st-half
	44	Lancaster					01-Apr	1st-half
	50	Douglas					01-Apr	1st-half
	51	Douglas					01-Apr	1st-half
	53	Douglas					01-Apr	1st-half
	73	DeSoto				01-Apr
	10	Adams				15-Apr
	34	Arapahoe				15-Apr
	35	Jefferson				15-Apr
	41	Adams				15-Apr
	60	El Paso				15-Apr
	02	Scott	01-Apr					City License
	47	Jackson	30-Apr					City License

GORDMANS

Business Licenses and P/P Returns by Due Date

As of August 28, 2008

DUE DATE	Store	County Name	City	County	State	P/P Report	P/P Payments	Comments
MAY	07	Douglas				01-May
	20	Sarpy				01-May
	22	Hall				01-May
	24	Sarpy				01-May
	33	Douglas				01-May
	37	Adams				01-May
	42	Dodge				01-May
	44	Lancaster				01-May
	50	Douglas				01-May
	51	Douglas				01-May
	53	Douglas				01-May
	67	Vanderburgh				15-May
	76	Tippecanoe				15-May
	77	Fayette				15-May
	78	Fayette				15-May
	79	Benton				15-May
	83	Allen				15-May
	22	Hall					01-May	1st half
	37	Adams					01-May	1st half
	42	Dodge					01-May	1st half
	26	Johnson					10-May	2nd-half
	28	Sedgwick					10-May	2nd-half
	29	Shawnee					10-May	2nd-half
	67	Vanderburgh					10-May	1st half
	76	Tippecanoe					10-May	1st half
	83	Allen					10-May	1st half
	81	Sedgwick					10-May	2nd-half
	74	Shelby		31-May				Co Business License
	75	Shelby		31-May				Co Business License

JUNE	10	Adams					15-Jun	2nd-half
	34	Arapahoe					15-Jun	2nd-half
	35	Jefferson					15-Jun	2nd-half
	41	Adams					15-Jun	2nd-half
	60	El Paso					15-Jun	2nd-half
	25	St. Louis	30-Jun					City License
	30	Tulsa	30-Jun					City Food tax
	31	Tulsa	30-Jun					City Food tax
	62	St. Louis	30-Jun					City License
	63	St. Charles	30-Jun					City License
	66	Blue Earth	30-Jun					Food License

JULY	75	Shelby		01-Jul				Health Dept License
	28	Sedgwick	31-Jul					City License
	81	Sedgwick	31-JuI					City License

AUGUST	07	Douglas					01-Aug	2nd-half
	20	Sarpy					01-Aug	2nd-half
	24	Sarpy					01-Aug	2nd-half
	33	Douglas					01-Aug	2nd-half
	44	Lancaster					01-Aug	2nd-ha!f
	50	Douglas					01-Aug	2nd-half
	51	Douglas					01-Aug	2nd-half
	53	Douglas					01-Aug	2nd-half
	22	Hall					31-Aug	2nd-half
	37	Adams					31-Aug	2nd-half
	42	Dodge					31-Aug	2nd-half
	74	Shelby					31-Aug	City-P/P due
	75	Shelby					31-Aug	City-P/Pdue

SEPTEMBER	34	Arapahoe	15-Sep					City License/2 years (2008)

OCTOBER	NE	All NE stores	01-Oct					Waste reduction
& recycling fee
	11	Oklahoma	14-Oct					City License
	12	Oklahoma	14-Oct					City License

NOVEMBER	32	Greene		18-Nov				Merchant License Renewal
	67	Vanderburgh					10-Nov	2nd-half
	76	Tippecanoe					10-Nov	2nd-haif
	83	Allen					10-Nov	2nd-half
	77	Fayette					30-Nov	2% discount if paid
	78	Fayette					30-Nov	by November 30th
	77	Fayette		30-Nov				County Retail Food Lic
	78	Fayette						(no CO lic as yet for #78)
	WI	Dept/Revenue			30-Nov			Registration Renew/2 years

GORDMANS

Business Licenses and P/P Returns by Due Date

As of August 28, 2008

DUE DATE	Store	County Name	City	County	State	P/P Report	P/P Payments	Comments
DECEMBER	30	Tulsa					15-Dec	1st half
	31	Tulsa					15-Dec	1st half
	26	Johnson					20-Dec	1st Half
	28	Sedgwick					20-Dec	1st Half
	29	Shawnee					20-Dec	1st half
	81	Sedgwick					20-Dec	1st Half
	9	St. Louis					31-Dec
	11	Oklahoma					31-Dec	1st Half
	12	Oklahoma					31-Dec	1st Half
	16	Cleveland					31-Dec	(2007 extension-Jan 15th)
	25	St. Louis					31-Dec
	32	Greene					31-Dec
	37	Adams				Dec		Tax statement only
	38	Jackson					31-Dec
	47	Jackson					31-Dec
	48	Clay					31-Dec
	49	St. Charles					31-Dec
	62	St. Louis					31-Dec
	63	St. Charles					31-Dec
	64	Jackson					31-Dec
	16	Cleveland			05-Dec			State Food license
	14	Outagamie	31-Dec					Weights & Measures
	18	Dane	31-Dec					Weights & Measures
	49	St. Charles		31-Dec				Merchant License renewal
	63	St. Charles		31-Dec				Merchant License renewal
	53	Douglas	31-Dec					Certificate/Assembly
	79	Benton	31-Dec					City License Renewal
	CO	Dept/Revenue			20-Dec			Permit Renewal/2 years
	OK	Tax Commission			31-Dec			Permit Renewal/3 years

Note:

Normal print= Tax report due

Bold print= Payment due

No Personal Property due for stores:

2, 3, 4, 5, 6, 8, 18, 19, 21, 23, 27, 36, 43, 45, 66, 68, 69, 70, 71, 72, 80, 82, 85

SECTION 3.7(d)

AUDIT DISCLOSURES

1) The items referred to in the Report to the Audit Committee Regarding the Fiscal 2005 Audit.

2) The items referred to in the Report to the Audit Committee Regarding the Fiscal 2006 Audit.

2) The items referred to in the Report to the Audit Committee Regarding the Fiscal 2007 Audit.

Report to the Audit Committee Regarding the Fiscal 2005 Audit

Gordmans, Inc. and Subsidiaries

Deloitte & Touche LLP

May 11, 2006

This report is intended solely for the information and use of the Audit Committee of the Board of Directors, management and others within the Company and is not intended to be and should not be used by anyone other than these specified parties.

2005 Audit Committee Presentation

Section 1

Status Report on the Fiscal 2005 Audit

Summary

We have audited the consolidated financial statements of Gordmans, Inc. and Subsidiaries (the “Company”) for the year ended January 28, 2006, and have issued our report thereon dated May 11, 2006, which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement of the Company’s cash flow statements as described in Note L to the consolidated financial statements.

We have prepared the following comments to assist you in fulfilling your obligation to oversee the financial reporting and. disclosure process for which management of the Company is responsible.

The Auditors’ Responsibility Under Generally Accepted Auditing Standards

Our responsibility under auditing standards generally accepted in the United States of America has been described to you in our engagement letter dated January 12, 2006. As described in that letter, those standards require, among other things, that we obtain an understanding of the Company’s internal control sufficient to plan the audit and to determine the nature, timing and extent of audit procedures to be performed. We have also issued a separate report to you, also dated May 11, 2006, containing our comments on the Company’s internal control.

Audit Adjustments

Our audit of the financial statements was designed to obtain reasonable, rather than absolute, assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. All proposed audit adjustments (whether or not recorded) were reviewed with management.

We have included in Section 5 a schedule of uncorrected financial differences (regardless of whether they have a significant effect on the financial reporting process) aggregated by us during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole. As required by generally accepted auditing standards, we have prepared a summary of such items for review and discussion with the Audit Committee.

2005 Audit Committee Presentation	1

Section 1

The following is a summary of significant adjustments made by the Company related to the prior year cash flow statements:

In the Company’s consolidated financial statements for the fiscal year ended January 29, 2005, the Company restated its consolidated financial statements for each of the fiscal years ended January 31, 2004 and February 1, 2003 to properly record rent holiday periods, tenant improvement allowances and costs related to construction of certain leased store facilities. During the process of preparing the consolidated statements of cash flows, as a result of the restatement entries last year, a calculation error was made in the classification of certain receivables from landlords and purchases and proceeds from sale of property and equipment. This error impacted the statement of cash flows for the fiscal years ended January 29, 2005 and January 31, 2004, but had no impact on the Company’s consolidated statements of income, the consolidated balance sheets and the consolidated statements of stockholders’ equity. Accordingly, management determined that the Company would restate its consolidated statements of cash flows for the fiscal years ended January 29, 2005 and January 31, 2004 to properly classify the receivables from landlord and purchases and proceeds from sale of property and equipment.

	Consolidated Statements of Cash Flows
	As Previously Reported	Adjustments	As Restated

Fiscal Year Ended January 29, 2005
Accounts receivable	$(1,382,500)	$1,100,000	$(282,500)
Deferred rent	4,011,800	(1,940,400)	2,071,400
Net cash provided by operating activities	9,525,300	(840,400)	8,684,900
Purchase of property and equipment	(14,535,500)	1,940,400	(12,595,100)
Proceeds from sale of property and equipment	3,730,500	(1,100,000)	2,630,500
Net cash provided by investing activities	(10,805,000)	840,400	(9,964,600)

Fiscal Year Ended January 31, 2004

Deferred rent	$5,104,400	$(2,242,500)	$2,861,900
Net cash provided by operating activities	15,549,500	(2,242,500)	13,307,000
Purchase of property and equipment	(13,002,600)	2,242,500	(10,760,100)
Net cash provided by investing activities	(7,417,900)	2,242,500	(5,175,400)

Alternative Accounting Treatments

We had no discussions with management regarding alternative accounting treatments within accounting principles generally accepted in. the United States of America for policies and practices related to material items, including recognition, measurement, and disclosure considerations related to the accounting for specific transactions as well as general accounting policies, related to the year ended January 28, 2006.

2005 Audit Committee Presentation	2

Section 1

Difficulties Encountered in Performing the Audit

In our judgment, we received the full cooperation of the Company’s management and staff and had direct unrestricted access to the Company’s Chief Executive Officer, Chief Financial Officer, Controller and other senior management in the performance of our audit.

Disagreements with Management

We have not had any disagreements with management related to matters that are material to the Company’s 2005 consolidated financial statements.

Consultation with Other Accountants

We are not aware of any consultations that management may have had with other accountants about auditing and accounting matters other than the Company’s utilization of a third party for assistance in the preparation of the Company’s tax provision.

Major Issues Discussed with Management Prior to Retention

Throughout the year, routine discussions regarding the application of accounting principles or auditing standards were held with management in connection with transactions that have occurred, transactions that are contemplated, or reassessment of current circumstances. In our judgment, such discussions were not held in connection with our retention as auditors.

Other Information in the Annual Report

When audited financial statements are included in documents containing other information such as the Company’s Annual Report, we read such other information and consider whether it, or the manner of its presentation, is materially inconsistent with the information, or the manner of its presentation, in the financial statements audited by us. We have read the other information in the Company’s Annual Report to Stockholders and have inquired as to the methods of measurement and presentation of such information. If we had noted a material inconsistency or if we had obtained any knowledge of a material misstatement of fact in the other information, we would have discussed the matter with management and, if appropriate, with the Audit Committee.

Other Material Written Communications

A schedule listing those written communications that we believe constitute other material written communications between management and us related to the audit of the Company’s consolidated financial statements for the year ended January 28, 2006 has been included in Section 8.

2005 Audit Committee Presentation	3

Section 2

Internal Control

In planning and performing our audit of the consolidated financial statements of the Company for the year ended January 28, 2006 (on which we have issued our report dated May 11, 2006, which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement of the Company’s cash flow statements as described in Note L to the consolidated financial statements), we considered its internal control in order to determine our auditing procedures for the purpose of expressing an opinion on the consolidated financial statements and not to provide assurance on the Company’s internal control. Our consideration of the Company’s internal control would not necessarily disclose all matters in the Company’s internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low risk that misstatements caused by error or fraud in accounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving the Company’s internal control and its operation that we consider to be material weaknesses as defined above. We did note other matters relating to the Company’s internal control and certain other accounting matters. Our principal observations and recommendations are summarized in Appendix B.

2005 Audit Committee Presentation	4

Section 3

Management Judgments and Accounting Estimates

Accounting estimates are an integral part of the financial statements prepared by management and are based on management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and on assumptions about future events. The basis for our conclusions as to the reasonableness of these estimates, as expressed in our auditors’ report, is our development of an independent expectation of the estimates to corroborate management’s estimates or our review and tests of the process used by management to develop the estimates.

The following describes the significant accounting estimates reflected in the Company’s fiscal 2005 consolidated financial statements.

Income Taxes

Management with the assistance of a third-party calculates the income tax provision, as well as related current and deferred income taxes, based upon estimates. The Company’s tax provision is audited by a team of Deloitte & Touche audit and tax personnel. During fiscal 2005, the Company recorded state income tax credits of $342,500 associated with State of Nebraska LB.775, net of a valuation allowance of $264,200. A valuation allowance was established against the deferred tax asset due to the uncertainty of full utilization before expiration of the credits.

Self Insurance

The Company is self-insured for health and dental claims up to $150,000 per individual per year. A liability of approximately $367,000 and $298,000 has been estimated and recorded at January 28, 2006 and January 29, 2005, respectively, for those claims incurred prior to year end but not yet reported.

The Company is also self-insured for workers compensation up to $250,000 per claim per year and general liability of up to $25,000 per claim per year. A liability of approximately $458,000 and $535,000 has been estimated and recorded at January 28, 2006 and January 29, 2005, respectively, for those claims incurred prior to year end but not reported.

Sales Return Allowance

A sales return allowance of $100,000 has been recorded at January 28, 2006 and January 29, 2005. This amount is estimated based on the current year actual sales returns as a percentage of total sales, multiplied by January sales. This equates to approximately 6 days of gross profit on February sales returns reserved for at January 28, 2006.

2005 Audit Committee Presentation	5

Section 3

Timing of Markdowns/Inventory Valuation Reserve

Permanent markdowns reduce gross margin in the month recorded. Management’s judgment is used in determining the timing of markdowns. The Company has an inventory valuation reserve of approximately $255,000 and $147,000 recorded at January 28, 2006 and January 29,2005, respectively. This reserve is intended to cover distressed merchandise beyond the point to which it has already been marked down. The reserve includes all inventory, except hardlines, aged over 360 days.

Reserve for Sales, Use, Payroll, Income and Other Taxes

The Company has a tax reserve of approximately $360,000 and $325,000 at January 28,2006 and January 29, 2005, respectively. Management estimates this is the amount necessary to cover additional assessments of sales, use, payroll, state, federal or other taxes which can be assessed by various taxing jurisdictions.

2005 Audit Committee Presentation	6

Section 4

Significant Accounting Policies

The Company’s significant accounting policies are set forth in Note A to the Company’s fiscal 2005 consolidated financial statements. During the year ended January 28, 2006, there were no significant changes in previously adopted accounting policies or their application, except as described in Note L.

Revenue Recognition

The Company follows the Securities and Exchange Commission’s Staff Accounting Bulletin (SAB) No. 101 - Revenue Recognition. This SAB provides guidance and interpretations with regard to reserving for sales returns, the recognition of layaway sales when final, the deferral of gift certificate revenues until redeemed, and the recognition of revenue upon the delivery to the customer, which is generally not considered to have occurred unless the customer has taken title and assumed the risk and rewards of ownership of the specified products.

Inventories

Merchandise inventories are stated at the lower of cost or market, using the last-in, first-out (LIFO) method. The retail method of accounting for inventory is utilized.

Operating Leases

The Company leases retail stores under operating leases. Most lease agreements contain tenant improvement allowances, rent holidays, rent escalation clauses and/or contingent rent provisions. For purposes of recognizing incentives and minimum rental expenses on a straight-line basis over the terms of the leases, the Company uses the date of initial possession to begin amortization, which is generally when the Company enters the space and begins the pre-opening merchandising process, which is generally 7 weeks prior to opening the store to the public.

For tenant improvement allowances and rent holidays, the Company records deferred rent liability in “Deferred Rent” on the consolidated balance sheets and amortizes the deferred rent over the terms of the leases as reductions to rent expense on the consolidated statements of income.

For scheduled rent escalation clauses during the lease terms or for rental payments commencing at a date other than the date of initial occupancy, the Company records minimum rental expenses on a straight-line basis over the terms of the leases on the consolidated statements of income.

Certain leases provide for contingent rents, which are determined as a percentage of gross sales in excess of specified levels. The Company records a contingent rent liability in “Accrued Expenses” on the consolidated balance sheets and the corresponding rent expense when specified

2005 Audit Committee Presentation	7

Section 3

levels have been achieved or when management determines that achieving the specified levels during the fiscal year is probable.

In accordance with criteria in Emerging Issue Task Force (“EITF”) Issue No. 97-10, The Effect of Lessee Involvement in Asset Construction, the Company has determined it is the accounting owner of certain leased store locations during the construction period of such assets. Effectively, a sale and leaseback of these assets occurs when construction of the asset is complete and the lease term begins. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 98, Accounting for Leases, the Company has determined the sale and subsequent leaseback transactions of assets within this scope meet the conditions set forth in SFAS No. 98 in order for the Company to recognize a sale and derecognize the real estate when construction of the asset is complete and the lease term begins. No gain or loss associated with the sale of such assets is recognized by the Company, and normal operating lease accounting is followed subsequent to the sale.

2005 Audit Committee Presentation	8

Section 5

Uncorrected Financial Statement Differences

We are obligated by generally accepted auditing standards to inform you about uncorrected misstatements (regardless of whether they have a significant effect on the financial reporting process) aggregated by us during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole. A summary of uncorrected financial statement differences follows:

Summary of Uncorrected Financial Statement Differences Fiscal Year Ended January 28, 2006

Entry		Debit	Credit
	Known Misstatements:
1	Accounts receivable	$26,900
	CAM expense		$26,900
	To record a CAM refund received from the landlord after January 28, 2006 relating to fiscal 2005

2	Accrued expenses	$45,490
	Notes payable, current portion		$45,490
	To reclassify a January debt payment owed at January 28, 2006 from accrued expenses to short-term debt

	Likely Misstatements:

3	Accrued expenses	$106,000
	Selling, general and administrative expenses		$106,000
	To adjust an estimated over accrual in accrued expenses related to a $3,000 per store liability for miscellaneous expenses at January 28, 2006

4	Accounts receivable	$70,000
	Bad debt expense		$70,000
	To record a receivable for bad checks written off in fiscal 2005 that is estimated to be collected in fiscal 2006

5	Income tax expense	$75,073
	Income tax payable		$75,073
	To record the tax impact of the above entries

6	Income tax expense	$72,829
	Deferred tax asset		$72,829
	To reduce the deferred tax asset established in fiscal 2005 related to LB.775 tax credits which were offset against the fiscal 2004 Nebraska tax liability

2005 Audit Committee Presentation	9

Section 5

Consolidated Balance Sheet

January 28, 2006

	As Reported	Entry	Adjustment	Results if Differences are Corrected
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$4,393,200		$—	$4,393,200
Accounts receivable	1,417,300	1,4	96,900	1,514,200
Landlord receivable	6,873,500		—	6,873,500
Merchandise inventories	41,098,800		—	41,098,800
Deferred income taxes	1,423,700	6	(72,829)	1,350,871
Prepaid expenses and other current assets	3,471,100		—	3,471,100

Total current assets	58,677,600		24,071	58,701,671

PROPERTY, BUILDINGS AND EQUIPMENT	43,388,200		—	43,388,200
OTHER ASSETS	2,203,300		—	2,203,300

Total assets	$104,269,100		$24,071	$104,293,171

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Line of credit borrowings	$3,117,800		$—	$3,117,800
Accounts payable	19,426,600		—	19,426,600
Accrued expenses	15,628,500	2,3,5	76,417	15,552,083
Notes payable, current portion	2,242,800	2	(45,490)	2,288,290
Capital lease obligations, current portion	331,000		—	331,000

Total current liabilities	40,746,700		30,927	40,715,773

NONCURRENT LIABILITIES:
Capital lease obligations, net of current portion	958,100		—	958,100
Notes payable, net of current portion	8,638,100		—	8,638,100
Deferred rent	15,126,200		—	15,126,200
Deferred income taxes	1,864,600		—	1,864,600
Other liabilities	1,249,300		—	1,249,300

Total noncurrent liabilities	27,836,300		—	27,836,300

STOCKHOLDERS’ EQUITY:
Common stock	200,000		—	200,000
Paid in capital	4,407,800		—	4,407,800
Retained earnings	33,347,900		(54,998)	33,402,898
Less: Treasury stock	(2,269,600)		—	(2,269,600)

Total stockholders’ equity	35,686,100		(54,998)	35,741,098

Total liabilities and stockholders’ equity	$104,269,100		$(24,071)	$104,293,171

2005 Audit Committee Presentation	10

Section 5

Consolidated Statement of Income

January 28, 2006

	As Reported	Entry	Adjustment	Results if Differences are Corrected
Net sales	$581,210,800		$—	$381,210,800
License fees from leased department	4,827,800		—	4,827,800
Cost of sales	(237,640,500)		—	(237,640,500)

Gross profit	148,398,100		—	148,398,100

Selling, general and administrative expenses	(142,379,900)	1,3,4	(202,900)	(142,177,000)

Income from opera dons (before store pre-opening/closing expenses)	6,018,200		(202,900)	6,221,100

Store pre-opening/closing expenses	(3,666,500)		—	(3,666,500)

Income from operations	2,351,700		(202,900)	2,554,600

Interest expense, net	(1,302,700)		—	(1,302,700)

Income before taxes	1,049,000		(202,900)	1,251,900

Income tax benefit (expense)	20,400	5,6	(147,902)	(127,502)

Net income	$1,069,400		$54,998	$1,124,398

2005 Audit Committee Presentation	11

Section 6

Recent Accounting and Auditing Developments

On December 16, 2004, the FASB Issued Statement No. 123 (revised 2004), Share-Based Payment. Statement No. 123(R) requires an entity to recognize compensation expense for employee services received in share-based payment transactions (e.g., stock options) and measure the cost on a grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award. This statement is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This statement is effective for the Company’s financial statements issued for annual periods beginning after December 15, 2005, which translates into an effective date of fiscal 2006 for the Company. The Company is evaluating the requirements of Statement No. 123(R) and has not yet determined the method of adoption or the effect of adopting Statement No. 123(R), nor has the Company determined the resulting financial statement impact.

2005 Audit Committee Presentation	12

Section 7

Independence

Our professional standards require that we communicate at least annually with you regarding all relationships between Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) and the Company that, in our professional judgment, may reasonably be thought to bear on our independence.

We have prepared the following comments to facilitate our discussion with you regarding independence matters arising since May 12, 2005, the date of our last letter.

The following relationships between the Deloitte Entitles and the Company could, In our professional judgments, reasonably be thought to bear on our independence.

We are not aware of any prohibited relationships.

We hereby confirm that as of May 11, 2006, we are independent accountants with respect to the Company, in accordance with the AICPA Code of Professional Conduct.

2005 Audit Committee Presentation	13

Section 8

Other Material Written Communications

The below schedule details written communications that we believe constitute other material written communications between management and us related to the audit of the Company’s consolidated financial statements for the year ended January 28, 2006. For those communications previously reported to you, we have indicated you were provided with such communication. For those communications not previously provided, a copy of such communication has been attached.

Type of Communication	Status
Engagement Letter of the Audit of the Company’s Consolidated Financial Statements for the Year Ended January 28, 2006	Previously provided

Management Representation Letter	See Appendix A

Schedule of Uncorrected Financial Statement Differences	Included herein

Management Recommendation Letter	See Appendix B

2005 Audit Committee Presentation	14

Gordmans, Inc. and Subsidiaries

Information Technology – Security Policies and Procedures

Information technology security policies and procedures do not clearly define and articulate overall strategic plans, practices, and responsibilities to promote consistent applications by all users. The lack of specific security policies and procedures, as part of an overall security plan, jeopardizes a common understanding of security requirements and responsibilities for protecting information assets. Existing security procedures do not include the following:

•	Company-wide data security policy including information security program objectives and scope;

•	Information classification criteria;

•	Definition of data ownership practices;

•	Definition management, data owners, user, contractor, and security administrator responsibilities;

•	Security violation and enforcement standards;

•	Security administration roles and responsibilities.

Information Technology - Security

Information security architecture procedures, for the mainframe and client server environments do not include some activities necessary to adequately safeguard information and technology resources. Specifically, the following observations were identified:

•	Application, active directory and mainframe password expiration settings are not set to change at 60 days or less;

•	Formal procedures for setting up access are not documented;

•	User logon attempts are not restricted to three or less;

•	Failed user logon attempts are not actively monitored or reviewed;

•	Operations personnel share one mainframe ID with super user privileges;

•	Critical system libraries and data sets are not protected within the mainframe circumventing security controls;

•	The mainframe default access control password, which can be used to deactivate mainframe security functions, has not been changed;

•	Mainframe security access violations are not reviewed on a regular basis;

•	Application servers residing in the data center are always logged in with super user privileges on the active directory;

•	An independent function is not in place for monitoring the mainframe audit logs, including super user activity and changes to critical information;

•	The mainframe ID, which controls the operating system, has not been revoked.

2

Without these controls, the ability to perform appropriate user authentication and authorization may be deficient. As a result, financial, operational and management information used to operate the business may lack integrity and confidentiality.

We recommend that management review their information security strategy to determine the necessary control elements required to adequately protect business operations. Specifically, management should implement or enhance the authentication controls described above and develop an information security policy to communicate to all employees through a security awareness program.

Information Technology – Format Change Control Methodologies and Policies

Systems development and application change management practices do not include some commonly accepted control elements that ensure the integrity of data processing activities. As a result of these control exposures, applications processing financial, payroll and other business critical data may produce erroneous and unreliable data used for management decision making and financial reporting as well as require additional manual oversight of systems processing. Specifically, the following was identified:

•	A formal change control process is not documented to manage changes made to applications/databases, network components or system software;

•	Documentation of management approvals for application, database, network, and operating system is not maintained;

•	Documentation of test plans, test results, and approvals is not maintained;

•	Management does not rely on a formal process to review and assess the impact of changes to the system software, hardware, or database;

•	Formal policies for notification of affected parties,, including staff, management, and end users, have not been developed;

•	A formal process is not in place for the acquisition of system software or hardware;

•	A complete representative set of data during new application system testing is not used.

Although informal undocumented policies are in place, the control environment and operational efficiencies may be enhanced if policies are documented and reviewed through a formal process. We recommend management develop formal change control methodologies and policies for applications, databases, network, and operating system changes. Having formalized processes gives the staff structure and understanding of expectations.

3

Gordmans, Inc. and Subsidiaries

Report to the Audit Committee

Regarding the 2006 Audit

Deloitte & Touche LLP

April 10, 2007

This report is intended solely for the information and use of the Audit Committee of the Board of Directors, management, and others within the Company and is not intended to be and should not be used by anyone other than these specified parties.

2006 Audit Committee Report

Section 1

Status report on the 2006 audit

Summary

We have performed an audit of the consolidated financial statements of Gordmans, Inc. and subsidiaries (the “Company”) as of and for the year ended February 3, 2007, in accordance with auditing standards generally accepted in the United States of America and have issued our report thereon dated April 10, 2007.

We have prepared the following comments to assist you in fulfilling your obligation to oversee the financial reporting and disclosure process for which management of the Company is responsible.

Our responsibility under generally accepted auditing standards

Our responsibility under auditing standards generally accepted in the United States of America has been described to you in our engagement letter dated December 14, 2006. As described in that letter, the objective of a financial statement audit conducted in accordance with auditing standards generally accepted in the United States of America is to express an opinion on the fairness of the presentation of the Company’s consolidated financial statements for the year ended February 3, 2007 in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), in all material respects. We considered the Company’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Company’s internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily identify all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses.

Audit adjustments

Our audit of the consolidated financial statements was designed to obtain reasonable, rather than absolute, assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. All proposed audit adjustments (whether or not recorded) were reviewed with management and were determined, individually and in the aggregate, not to have” a significant effect on the financial reporting process.

Inventory was tested using statistical or other sampling techniques and certain errors in recording inventory as of February 3, 2007 were found in the sample items selected. The effect of the known errors identified was deemed immaterial. The mathematical projection of the potential overstatement of inventory is $259,257 ($171,110 after tax) at February 3, 2007. Such unrecorded amounts were determined by management to be immaterial to the consolidated financial statements taken as a whole.

Control-related matters

We have identified, and included in Appendix A, certain matters involving the Company’s internal control over financial reporting that we consider to be significant deficiencies under standards established by the American Institute of Certified Public Accountants.

We have also identified, and included in Appendix A, other control deficiencies involving the Company’s internal control over financial reporting as of February 3, 2007 that we wish to bring to your attention.

2006 Audit Committee Report	1

Section 1

The definitions of a control deficiency, a significant deficiency, and a material weakness are also set forth in Appendix A.

Significant accounting policies

The Company’s significant accounting policies are set forth in the notes to the Company’s 2006 consolidated financial statements. During the year ended February 3, 2007, there were no significant changes in previously adopted accounting policies or their application, except for the following:

•

In 2006, the Company adopted Financial Accounting Standards Board (“FASB”) Statement No. 123(R), Share-Based Payment, which requires the Company to measure and recognize compensation expense for all stock-based awards (including stock options) based on the calculated fair value of new awards effective January 29, 2006. Stock-based compensation expense for the year ended February 3, 2007 was immaterial to the consolidated financial statements.

•

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, which is effective for the Company in fiscal 2007. FIN 48 prescribes a recognition threshold and measurement attribute, as well as criteria for subsequently recognizing, derecognizing and measuring uncertain tax positions for financial statement purposes. FIN 48 also requires expanded disclosure with respect to the uncertainty in income tax assets and liabilities.

Alternative accounting treatments

We had no discussions with management regarding alternative accounting treatments within generally accepted accounting principles for policies and practices related to material items, including recognition, measurement, and disclosure considerations related to the accounting for specific transactions as well as general accounting policies, related to the year ended February 3, 2007.

Significant difficulties encountered in performing the audit

In our judgment, we received the full cooperation of the Company’s management and staff and had unrestricted access to the Company’s senior management in the performance of our audit.

Disagreements with management

We have not had any disagreements with management related to matters that are material to the Company’s 2006 consolidated financial statements.

Other information in the Annual Report

When audited financial statements are included in documents containing other information such as the Company’s Annual Report, we read such other information and consider whether it, or the manner of its presentation, is materially inconsistent with the information, or the manner of its presentation, in the financial statements audited by us. We have read the other information in the Company’s annual report for the year ended February 3, 2007 and have inquired as to the methods of measurement and presentation of such information. If we had noted a material inconsistency, or if we had obtained any knowledge of a material misstatement of fact in the other information, we would have discussed the matter with management and, if appropriate, with the Audit Committee.

2006 Audit Committee Report	2

Section 1

Consultation with other accountants

We are not aware of any consultations that management may have had with other accountants about auditing and accounting matters during 2006 other than the Company’s utilization of a third party for assistance in preparation of the Company’s tax returns.

Major issues discussed with management prior to retention

Throughout the year, routine discussions regarding the application of accounting principles or auditing standards were held with management in connection with transactions that occurred, transactions that were contemplated, or reassessment of current circumstances. In our judgment, such discussions were not held in connection with our retention as auditors.

Other material written communications

A schedule listing those written communications that we believe constitute other material written communications between management and us related to the audit of the consolidated financial statements for the year ended February 3, 2007 has been attached to this letter as Appendix B.

2006 Audit Committee Report	3

Section 2

Management judgments and accounting estimates

Accounting estimates are an integral part of the financial statements prepared by management and are based on management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and on assumptions about future events. The basis for our conclusion as to the reasonableness of these estimates when considered in the context of the consolidated financial statements taken as a whole, as expressed in our auditors’ report, is our development of an independent expectation of the estimates to corroborate management’s estimates, our review and tests of the processes used by management to develop the estimates, or our review of subsequent events or transaction occurring prior to completion of fieldwork. Significant accounting estimates reflected in the Company’s 2006 consolidated financial statements include the following;

Self insurance accrual

The Company is self-insured for health and dental claims up to $150,000 per individual claim. A liability of $431,000 and $367,000 has been estimated and recorded at year end for fiscal 2006 and 2005, respectively, for submitted claims and for those claims incurred prior to year end but not yet reported. The Company’s liability is based on internally developed calculations. The estimates are regularly evaluated for adequacy based on the most current information available, including historical claim payments, expected trends and industry factors.

The Company is also self-insured for workers compensation and general liability claims up to $250,000 per workers compensation claim per year and $25,000 per general liability claim per year. A liability of $554,000 and $458,000 has been estimated and recorded at year end for fiscal 2006 and 2005, respectively, for submitted claims and for those claims incurred prior to year end but not yet reported. The Company’s liability is based on estimates received from a third party provider, Holmes Murphy. The qualifications and estimates used by Holmes Murphy are regularly evaluated by management for adequacy based on the most current information available, including, historical claim payments, expected trends and industry factors.

Sales return reserve

A sales return reserve of $110,000 and $100,000 for sales has been recorded at year end for fiscal 2006 and 2005, respectively. This amount has been based upon current year actual sales returns as a percentage of total sales. This equates to approximately 7 days of gross profit on February sales returns reserved for at February 3, 2007.

Timing of markdowns/inventory valuation reserve

Management’s judgment is used to determine the timing of markdowns. Permanent markdowns reduce gross margin in the month recorded. The Company has an inventory valuation reserve of approximately $431,000 and $255,000 at year end for fiscal 2006 and 2005, respectively. This reserve is intended to cover distressed merchandise beyond the point to which it has already been marked down. The reserve includes all inventory aged over 360 days.

2006 Audit Committee Report	4

Section 2

Reserve for sales, use, payroll, income, and other taxes

The Company has a tax reserve of approximately $305,000 and $360,000 at year end for fiscal 2006 and 2005, respectively. Management estimates that this is the amount necessary to cover additional assessments of sales, use, payroll, state, federal or other taxes, which can be assessed by various taxing jurisdictions.

Income taxes

Management calculates the income tax provision, as well as related current and deferred income tax accruals, based on various estimates. Deferred income taxes are computed using the asset and liability method under which deferred income taxes are provided on the temporary differences between the tax bases of assets and liabilities and their financial reported amounts.

2006 Audit Committee Report	5

Section 3

Independence

Our professional standards require that we communicate at least annually with you regarding all relationships’ between Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the “Deloitte Entities”) and the Company that, in our professional judgment, may reasonably be thought to bear on our independence. We have prepared the following comments to facilitate our discussion with you regarding independence matters arising since May 11, 2006, the date of our last communication addressing independence matters.

We are not aware of any relationships between the Deloitte Entities and the Company that, in our professional judgment, may reasonably be thought to bear on our independence.

We hereby confirm that as of April 10, 2007, we are independent accountants with respect to the Company, within the meaning of the AICPA Code of Professional Conduct.

2006 Audit Committee Report	6

Appendix A

Internal control deficiencies

SAS No. 112, Communicating internal Control Related Matters Identified in an Audit, is effective for audits of financial statements ending on or after December 15, 2006. Those standards require that we communicate significant deficiencies or material weaknesses in internal control over reporting identified during our audit of the Company’s financial statements to management and those charged with governance.

Part A - Definitions of internal control deficiencies

The definitions of a control deficiency, a significant deficiency, and a material weakness that are established in PCAOB Auditing Standard No. 2, An Audit of internal Control Over Financial Reporting Performed in Conjunction With an Audit of Financial Statements, are as follows:

•

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A deficiency in design exists when (a) a control necessary to meet the control objective is missing or (b) an existing control is not properly designed so that, even if the control operates as designed, the control objective is not always met. A deficiency in operation exists when a properly designed control does not operate as designed, or when the person performing the control does not possess the necessary authority or qualifications to perform the control effectively.

•

A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company’s ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected.

•

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

2006 Audit Committee Report	7

Appendix A

Part B – Significant deficiencies

We consider the following deficiencies in the Company’s internal control over financial reporting to be significant deficiencies in operating effectiveness as of February 3, 2007. Management has included their response below related to remediation plans of these internal control matters.

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2007	Consider for Remediation in 2008

INFORMATION TECHNOLOGY CONTROLS

1) Formal Change Control Methodologies and Policies -

Systems development and application change management practices do not include some commonly accepted control elements that ensure the integrity of data processing activities. As a result of these control exposures, applications processing financial, payroll and other business critical data may produce erroneous and unreliable data used for management decision making and financial reporting as well as require additional manual oversight of systems processing. Specifically, the following were identified:

		In general, we are addressing 80 Payment Card Industry (PCI)-specific compliance measures in 2007, many of which partially completely address the “deficiencies below. Because the Company must be PCI compliant by December 31, 2007, it is believed that, with respect to security and methodology issues, virtually all work in this area will center on PCI in 2007 in order to make the compliance date.	In general, there is no finding for which potential remediation would be summarily excluded, but certain findings would be more appropriate for the company to consider (in general, computer security and monitoring over formal methodologies). We will, with our auditors, in the 2007 audit, ascertain to what degree PCI certification has already addressed each finding. At that time further goals will be set for additional 2008 remediation.

•	Members of the PARIS team assess, approve, and implement their own changes to the mainframe production environment.	PCI section 6.4 generally applies, but only to the POS and subsequent environment involving cardholder data.	There are operational and manpower constraints which affect this finding. We will consider a more formal process for the future.

•	A formal change control process is not documented to manage changes made to applications, databases, network components or system software.	PCI section 6.2 generally applies (to any cardholder-sensitive data systems).	Assess what progress is made for PCI compliance and build upon that platform.

•	Documentation of management approvals for application, database, network, and operating system changes is not maintained.	PCI section 6.4 generally applies (to any cardholder-sensitive data systems).	Expand the documentation designed for PCI requirement to include additional areas, if feasible.

2006 Audit Committee Report	8

Appendix A

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2007	Consider for Remediation in 2008

•	Documentation of test plans, test results, and approvals is not maintained.	PCI section 6.3 does not apply because production cardholder data is not used for testing.	Considered lower priority than other findings. Test planning is commensurate with complexity. The amount of regression or integration testing is much greater for more complex systems or changes.

•	Management does not rely on a formal process to review and assess the impact of changes to the system software, hardware, or database.	PCI section 6.2 may generally, but not specifically, apply to this topic.	To date: the company has not assigned this task to any associate or hired a manger for such task and other review and compliance oversight. There is a future need to assess the cost / benefit associated with such assignment or hiring.

•	Formal policies for notification of affected parties including staff, management, and end users, have not been developed.	Portions of PCI section 12 may apply, if liberally interpreted.	To date, this has not caused problems for the company. Can be considered and prioritized relative to other issues.

•	A complete representative set of data during new application system testing is not used.	PCI requirements do not directly address this finding topic.	Our testing process formality has been variable commensurate with the risk and need, and has worked well for the company to date. We believe a complete representative set of actual data is also insufficient for testing.

2006 Audit Committee Report	9

Appendix A

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2007	Consider for Remediation in 2008

2) Security Policies and Procedures - The Company’s information security architecture procedures for the mainframe and client server environments do not include some activities necessary to adequately safeguard information and technology resources, such as:

		In general, we are addressing 80 Payment Card Industry (PCl)-specific compliance measures in 2007, some of which partially or completely address the deficiencies below, as well as new parameters for the mainframe.	In general, there is no finding for which potential remediation would be summarily excluded, but certain findings would be more appropriate for the company to consider sooner in the process of addressing remediation.

•	Financially critical system libraries and data sets containing financial data are not protected within the mainframe, circumventing security controls.	PCI does not apply to systems where cardholder data is not present.	Considered a higher priority to address than formal documentation issues in section one.

•	Terminated employees on the mainframe and PARIS application are not consistently, disabled or removed.	PCI section 8 applies, in general, to secure computer access, but more specifically to cardholder data systems.	As explained in responses last year, most terminated associates are removed from any systems except where another associate must temporarily take over the actions, separate from their own account. The nature of the PARIS system does not lend itself readily to reassignment and ID deletion as other company systems.

•	Mainframe security access violations are not reviewed on a regular basis.	PCI section 10 applies to logging and review.	This is currently not assigned to an associate on a routine basis. Access logs are generally only reviewed if some other reason is present to initiate that action. A security manager could police this review and many other formal issues if the company should choose to establish such a position.

•	Application servers residing in the data center are always logged in with local administrative privileges on the active directory.	PCI does not specifically apply.	Requirement of the systems we have purchased. Cannot be addressed unless our vendors change their code.

2006 Audit Committee Report	10

Appendix A

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2007	Consider for Remediation in 2008
•	An independent function is not in place for monitoring the mainframe audit logs, including super user activity and changes to critical information.	PCI section 10 generally applies, but not specifically to non-card-data subsystems.	Agreed. In general, audit logs are reviewed only if there is cause to do so based on other occurrences or findings. As already discussed, a security manager position could address multiple deficiencies noted, including this finding.

•	Security policies and procedures were drafted but not yet approved and distributed.	Security policies are in process with an immediate emphasis on PCI. requirements (only) until 2008.	Will be further addressed as policies are rolled out. Two security policies have been published and are distributed with all Gordmans’ policies and procedures, but it is anticipated that small changes will need to be made to future versions as PCI certification or work on these findings progresses.

2006 Audit Committee Report	11

Appendix A

Description of Significant Deficiency	Management’s Response

FINANCIAL CLOSE AND REPORTING

The independent review of account reconciliations was not completed prior to the commencement of the audit. As a result, twenty-four journal entries, which were individually immaterial, were posted to the general ledger during the audit, many of these identified by management as the independent review of account reconciliations were completed.

It is Gordmans’ policy to prepare and review account reconciliations on a monthly basis, including at year-end. These reconciliations are prepared by the Company’s General Ledger Accountant and are reviewed by the •Accounting Manager on a monthly basis and the Controller on a quarterly basis. At year-end, some of this review had taken place after the auditors were on site. This year, a number of adjustments were recorded to the accounts during the course of the audit as a result of completion of the normal review process.

Management has reviewed the monthly and year-end close processes and the Company has prioritized the account reconciliation review to ensure that this work is conducted prior to commencement of audit work, including reviewing work schedules and deadlines for information to be provided to the accounting department if necessary, delaying the start of the audit by one week will be considered to provide sufficient time to complete all necessary workpapers, provided it does not delay the targeted report date.

2006 Audit Committee Report	12

Appendix A

Part C- Gordmans Prior Year Observation Remediation Efforts

Documented below are general computer control observations identified during prior years which have been fully or partially remediated by the Company in 2006:

Prior Year Observation	Current Year Remediation Results

User logon attempts are not restricted to three attempts or less.

D&T Observation - Partially Closed. Unsuccessful login attempts were reduced to 5.

Company’s Response - The Company believes five is an appropriate number for this company, which is a balance of protection versus the need to do excessive manual password resets at the Help Desk. We believe three is too few for traveling associates, due to possible transmission issues and the problematic nature of handling password resets when away from the office.

Application, active directory and mainframe password expiration settings are not set to change at 60 days or less.

D&T Observation - Partially Closed. Obtained RACF SETROPTS report and noted password change interval had been reduced to 180 days and password history set at 5 generations:

Company’s Response - The Company believes the parameters chosen are appropriate for this company. Password forced changes not only affects associates but also system “A” logging onto system “B” in our processing environment, and changing, passwords more often than 180 days is problematical. Requiring more than 5 generations of lockout exhausts individuals’ meaningful passwords and we think would result in more passwords merely written down on “sticky notes” defeating the purpose

The mainframe default access control password, which can be used to deactivate mainframe security functions, has not been changed.	D & T Observation and Company Response - Closed. Obtained RACF SETROPTS report and noted RVARY password had been changed.

Operations personnel share one mainframe ID with super user privileges.	D & T Observation and Company Response - Closed. Obtained the RACF DSMON report and noted that the user ID (CDPTS50) no longer has super user privileges.

2006 Audit Committee Report	13

Appendix B

Other material written communications

The following list details written communication that we believe constitute other material written communication between management and Deloitte related to the audit of the Company's consolidated financial statements for the year ended February 3, 2007:

•	2006 Management Representation Letter for the Audit of the Company's Financial Statements

•	2006 Engagement Letter for the Audit of the Company's Financial Statements

2006 Audit Committee Report	14

Deloitte & Touche LLP First National Tower 1601 Dodge Street, Ste. 3100 Omaha, NE 68102-9706 USA	Wells Fargo Center 1248 O Street, Ste. 716 Lincoln, NE 68508-1424 USA
Tel: +1 402 346 7788 Fax: +1 402 342 1820 www.deloitte.com	Tel: +1 402 474 1776 Fax: +1 402 474 0365 www.deloitte.com

December 14, 2006

Mr. Michael D. James

Vice President of Finance and Chief Financial Officer

Gordmans, Inc.

12100 West Center Road

Omaha, Nebraska 68144-3998

Dear Mr. James:

Deloitte & Touche LLP .(“D&T” or “we” or “us”) is pleased to serve as independent auditors for Gordmans, Inc. (the “Company”). Ms. Amy Ryan, Audit Partner, will be responsible for the services that we perform for the Company hereunder.

In addition to the audit services; we are engaged to provide under this engagement letter, we would also be pleased to assist the Company on issues as they arise throughout the year. Hence, we hope that you will call Ms. Ryan whenever you believe D&T can be of assistance.

We will perform this engagement subject to the terms and conditions set forth herein and in. the accompanying appendices.

Audit of Financial Statements

Our engagement is to perform an audit in accordance with auditing standards generally accepted in the United States of America (“generally accepted auditing standards”). The objective of an audit conducted in accordance with generally accepted auditing standards is to express an opinion on the fairness of the presentation of the Company's financial statements for the year ending February 3, 2007 in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), in all material respects.

Appendix A contains a description of an audit under generally accepted auditing standards.

Our ability to express an opinion and the wording thereof will, of course, be dependent on the facts and circumstances at the date of our report. If, for any reason, we are unable to complete the audit or are unable to form or have not formed an opinion, we may decline to express an opinion or decline to issue a report as a result of this engagement. If we are unable to complete our audit or if the report to be issued by D&T as a result of this engagement requires modification, the reasons therefor will be discussed with Audit Committee and the Company’s management.

Member of
Deloitte Touche Tohmatsu

Management’s Responsibilities

Appendix B describes management’s responsibilities for (1) the financial statements, (2) representation letters, (3) independence matters relating to providing certain services, and (4) independence matters relating to hiring.

Audit Committee’s Responsibility

As independent auditors of the Company, we acknowledge that Audit Committee is directly responsible for the appointment, compensation, and oversight of our work and, accordingly, except as otherwise specifically noted, we will report directly to Audit Committee, You have advised us that the services to be performed under this engagement letter, including, where applicable, the use by D&T of affiliates or related entities have been approved by the Audit Committee in accordance with the Audit Committee’s established preapproval policies and procedures.

Other Communications Arising from the Audit

Appendix C describes various matters that we are required by generally accepted auditing standards to communicate with the Audit Committee and management.

Fees

We estimate that our fees for the audit of the Company’s financial statements will be $97,200, plus expenses. Based on the anticipated timing of the work, our fees will be billed approximately as follows:

Invoice Date	Amount
January, 2007	$30,000
March, 2007	$65,000
April, 2007	$2,200

We anticipate sending invoices according to the schedule above, and payments are due 30 days from the date of the invoice. Engagement-related expenses, such as travel, administrative time, report preparation and supplies, will be billed in addition to the fees. Expenses will be stated separately on the invoices.

Our continued service on this engagement is dependent upon payment of our invoices in accordance with these terms. To the extent that certain circumstances, as listed in Appendix D, arise during this engagement, our fee estimate also may be significantly affected and additional fees may be necessary. We will notify you promptly of any circumstances we encounter that could significantly affect, our estimate and discuss with you any additional fees, as necessary. Additional services provided beyond the described scope of services described herein will be billed separately.

Inclusion of D&T Reports or References to D&T in Other Documents or Electronic Sites

If the Company intends to publish or otherwise reproduce in any document our report on the Company’s financial statements, or otherwise make reference to D&T in a document that contains other information in addition to the audited financial statements (e.g., in a periodic filing with a regulator, in a debt or equity offering circular, or in a private placement memorandum), thereby associating D&T with such document, the Company agrees that its management will provide D&T with a draft of the document to read and obtain our approval for the inclusion or incorporation by reference of our reports or the reference to D&T, in such document before the document is printed and distributed. The inclusion or incorporation by reference of our report in any such document would constitute the reissuance of our report. The Company also agrees that its management will notify us and obtain our approval prior to including our report on an electronic site.

Our engagement to perform the services described herein does not constitute our agreement to be associated with any such documents published or reproduced by or on behalf of the Company. Any request by the Company to reissue our report, to consent to its inclusion or incorporation by reference in an offering or other document, or to agree to its inclusion on an electronic site will be considered based on the facts and circumstances existing at the time of such request. The estimated fees outlined herein do not include any services thai would need to be performed in connection with any such request; fees for such services (and their scope) would be subject to the mutual agreement of the Company and D&T at such time as D&T is engaged to perform the services and would be described in a separate engagement letter.

*  *  *  *  *  *

This engagement letter, including the appendices attached hereto and made a part hereof, constitutes the entire agreement between the parties with respect to this engagement and supersedes all other prior and contemporaneous agreements or understandings between the parties, whether written or oral, relating to this engagement.

If the above terms are acceptable and the services outlined are in accordance with your understanding, please sign the copy of this engagement letter in the space provided and return it to us.

Yours truly,

Accepted and agreed to by Gordmans Inc.:

By:

Title:	VP & CFO

Date:	2-6-2007

Appendix A

Gordmans Inc.

Description of an Audit under Generally Accepted Auditing Standards

Year Ending February 3, 2007

Components of an Audit

An audit includes the following:

•

Consideration of internal control over financial reporting, as a basis for determining audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting

•	Examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

•	Inquiring directly of Audit Committee regarding its views about the risk of fraud and whether Audit Committee has knowledge of any fraud or suspected fraud affecting the Company

•	Assessing the accounting principles used and significant estimates made by management

•	Evaluating the overall financial statement presentation.

Reasonable Assurance

We will plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. However, because of the characteristics of fraud, a properly planned and performed audit may not detect a material misstatement. Therefore, an audit conducted in accordance with generally accepted auditing standards is designed to obtain reasonable, rather than absolute, assurance that the financial statements are free of material misstatement. An audit is not designed to detect error or fraud that is immaterial to the financial statements, nor is it designed to provide assurance on internal control or to identify control deficiencies.

Appendix B

Gordmans, Inc.

Management’s Responsibilities

Year Ending Februarys, 2007

Financial Statements

The overall accuracy of the financial statements and their conformity with generally accepted accounting principles is the responsibility of the Company’s management. In this regard, management has the responsibility for, among other things:

•	Establishing and maintaining effective internal control over financial reporting

•	Identifying and ensuring that the Company complies with the laws and regulations applicable to its activities and informing us of any known material violations of such laws or regulations

•	Adjusting the financial statements to correct material misstatements

•	Making all financial records and related information available to us.

Representation Letters

We will make specific inquiries of the Company’s management about the representations embodied in the financial statements. Additionally, we will request that management provide to us the written representations the Company is required to provide to its independent auditors under generally accepted auditing standards. As part of our audit procedures, we will request that management provide us with a representation letter acknowledging management’s responsibility for the preparation of the financial statements and affirming management’s belief that the effects of any uncorrected financial statement misstatements aggregated by us during the current audit engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. We will also request that management confirm certain representations made to us during our audit. The responses to those inquiries and related written representations of management required by generally accepted auditing standards are part of the evidential matter that D&T will rely on in forming its opinion on “the Company’s financial statements. Because of the importance of management’s representations, the Company agrees to release and indemnify D&T and its personnel from all claims, liabilities, and expenses relating to our services under this engagement letter attributable to any misrepresentation by management.

Independence Matters Relating to Providing Certain Services

In connection with our engagement, D&T. management, and the Audit Committee will assume certain roles and responsibilities in an effort to assist D&T in maintaining independence. Management of the Company will ensure that the Company has policies and procedures in place for the purpose of ensuring that the Company will not act to engage D&T or accept from D&T any sendee that under American Institute of Certified Public Accountants (“AICPA”) or other applicable rules would impair D&T’s independence. All potential services are to be discussed with Ms. Ryan.

Independence Matters Relating to Hiring

Management will coordinate with D&T to ensure that D&T’s independence is not impaired by hiring former or current D&T partners, principals, or professional employees in a key position, as defined in the AICPA Code of Professional Conduct, that would cause a violation of the AICPA Code of Professional Conduct or other applicable independence rules, Any employment opportunities with the Company for a former or current D&T partner, principal, or professional employee should be discussed with Ms. Ryan before entering into substantive employment conversations with the former or current D&T partner, principal, or professional employee.

For purposes of the preceding two paragraphs, “D&T” shall mean Deloitte & Touche LLP and its subsidiaries; Deloitte Touche Tohmatsu, its member firms, the affiliates of Deloitte & Touche LLP, Deloitte Touche Tohmatsu and its member firms; and, in all cases, any successor or assignee.

Appendix C

Gordmans, Inc.

Other Communications Arising From the Audit

Year Ending February 3, 2007

Fraud and Illegal Acts

We will report directly to Audit Committee any fraud of which we become aware that involves senior management, and any fraud (whether caused by senior management or other employees) of which we become aware that causes a material misstatement of the financial statements. We will report to senior management any fraud perpetrated by lower level employees of which we become aware that does not cause a material misstatement of the financial statements; however, we will not report such matters directly to Audit Committee, unless otherwise directed by the Audit Committee.

We will inform the appropriate level of management of the Company and determine that the Audit Committee is adequately informed with respect to illegal acts that have been detected or have otherwise come to our attention in the course of our audit, unless the illegal acts are clearly inconsequential.

Internal Control Matters

We will report directly to management and Audit Committee all significant deficiencies and material weaknesses identified during the audit. Our written communication will distinguish clearly between those matters considered by D&T to be significant deficiencies and those considered by D&T to be material weaknesses.

A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Company’s ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Company’s financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

Other Matters

We will communicate to Audit Committee matters required by AU 380, Communication With Audit Committees.

Appendix D

Gordmans, Inc.

Circumstances Affecting Timing and Fee Estimate

Year Ending February 3, 2007

The fees quoted for the audit are based on certain assumptions. Circumstances may arise during the engagement that may significantly affect the targeted completion dates and our fee estimate. As a result, additional fees may be necessary. Such circumstances include but are not limited to the following:

Audit Facilitation

1.	Changes to the timing of the engagement at the Company’s request. Changes to the timing of the engagement usually require reassignment of personnel used by D&T in the performance of services hereunder. However, because it is often difficult to reassign individuals to other engagements, D&T may incur significant unanticipated costs.

2.	All audit schedules are not (a) provided by the Company on the date requested, (b) completed in a format acceptable to D&T, (c) mathematically correct, or (d) in agreement with the appropriate Company records (e.g., general ledger accounts). D&T will provide the Company with a separate listing of required schedules, information requests, and the dates such items are needed.

3.	Significant delays in responding to our requests for information such as reconciling variances or providing requested supporting documentation (e.g., invoices, contracts, and other documents).

4.	Deterioration in the quality of the Company’s accounting records during the current-year engagement in comparison with the prior-year engagement.

5.	A completed trial balance, referenced to the supporting analyses and schedules and financial statements, is not provided timely by the Company;

6.	Draft financial statements with appropriate supporting documentation are not prepared accurately and timely by the Company’s personnel.,

7.	Electronic files in an appropriate format and containing the information requested are not provided by the Company on the date requested for our use in performing file interrogation. D&T will provide the Company with a separate listing of the required files and the dates the files are needed.

Significant Issues or Changes

8.	Significant deficiencies or material weaknesses in the design or operating effectiveness of fee Company’s internal control over financial reporting are identified during our audit that result in the expansion of our audit procedures.

9.	A significant level of proposed audit adjustments is identified during our audit.

10.	A significant number of drafts of the financial statements are submitted for our review or we identify a significant level of deficiencies in the draft financial statements.

11.	Significant new issues or changes as follows:

a.	Significant new accounting issues.

b.	Significant changes in accounting policies or practices from those used in prior years.

c.	Significant changes or transactions not contemplated in our budgets,

d.	Significant changes in the Company’s financial reporting process or IT systems.

e.	Significant changes in the Company’s accounting personnel, their responsibilities., or their availability.

f.	Significant changes in-auditing standards.

g.	Significant changes in the Company’s use of specialists or the specialists or their work product does not meet the qualifications required by generally accepted auditing standards for our reliance upon their work.

12.	The procedures necessary to adopt Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, have not been completed by the Company’s personnel.

13.	Changes in audit scope caused by events that are beyond our control.

Payment For Services Rendered

14.	Without limiting its rights or remedies, D&T may halt or terminate its services entirely if payment is not received within 30 days of the date of the invoice.

Appendix E

Gordmans, Inc.

General Business Terms Year

Ending February 3, 2007

1.	Independent Contractor. It is understood and agreed that D&T is an independent contractor and that D&T is not, and will not be considered to be, an agent, partner, fiduciary, or representative of the Company or the Audit Committee.

2.	Survival. The agreements and undertakings of the Company and the Audit Committee contained in the engagement letter to which these terms are attached (the “engagement letter”), together with the appendices to the engagement letter including these terms, will survive the completion or termination of this engagement.

3.	Assignment and Subcontracting; Except as provided below, no party may assign, transfer, or delegate any of its rights or obligations relating to this engagement (including, without limitation, interests or claims relating to this engagement) without the prior written consent of the other parties. The Company and the Audit Committee hereby consent to D&T assigning or subcontracting any of D&T’s rights or obligations relating to this engagement to any affiliate or related entity, whether located within or outside of the United States. Professional services performed hereunder by any of D&T’s affiliates or related entities shall be invoiced as professional fees, and any related expenses shall be invoiced as expenses, unless otherwise agreed.

4.	WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER IN CONTRACT, STATUTE, TORT (SUCH AS NEGLIGENCE), OR OTHERWISE) RELATING TO THIS ENGAGEMENT.

April 10, 2007

Deloitte & Touche, LLP

First National Tower

1601 Dodge Street, Ste. 3100

Omaha, NE 68102-9706

We are providing this letter in connection with your audits of the consolidated balance sheets of Gordmans, Inc. and subsidiaries (the “Company”) as of February 3, 2007 and January 28, 2006 and the related consolidated statements of income, stockholders’ equity, and cash flows of the Company for each of the three Fiscal years in the period ended February 3, 2007, for the purpose of expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America.

We confirm that we are responsible for the following:

a.	The fair presentation in the consolidated financial statements of financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America

b.	The design and implementation of programs and controls, to prevent and detect fraud

c.	Establishing and maintaining effective internal control over financial reporting

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audits.

1.	The financial statements referred to above are fairly presented in conformity with account in principles generally accepted in the United States of America.

2.	The Company has made available to you all:

a.	Financial records and related data.

b.	Minutes of the meetings of stockholders, directors, and committees of directors or summaries of actions of recent meetings for which minutes have not yet been prepared

12100 West Center Road — Omaha, NE 68144-3998 — Phone 402.691.4000 — Fax 402.691.4269

3.	There have been no communications from regulatory agencies concerning noncompliance with or deficiencies in financial reporting practices.

4.	The Company has made available to you the results of management’s risk assessment, including the assessment of the risk that the financial statements may be materially misstated as a result of fraud.

5.	We have no knowledge of any fraud or suspected fraud affecting the Company involving:

a.	Management.

b.	Employees who have significant roles in the Company’s internal control over financial reporting.

c.	Others if the fraud could have a material effect on the financial statements.

6.	We have no knowledge of any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers, or others.

7.	Except as disclosed in Note J to the consolidated financial statements, there are no unasserted claims or assessments that legal counsel has advised us are probable of assertion and must be disclosed in accordance with Financial Accounting Standards Board (“FASB”) Statement No. 5, Accounting for Contingencies.

8.	The Company has evaluated FASB Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations (“FIN 47”), and determined that there were no conditional asset retirement obligations as of February 3, 2007.

9.	We have disclosed to you the accounting conventions used when preparing our financial statements. We believe that the effect of applying these accounting conventions and the use of such applications is immaterial to the financial statements.

Except where otherwise stated below, matters less than $40,000 collectively are not considered to be exceptions that require disclosure for the purpose of the following representations. This amount is not necessarily indicative of amounts that would require adjustment to or disclosure in the financial statements.

10.	There are no transactions that have not been properly recorded in the accounting records underlying the financial statements.

11.	The Company has no plans or intentions that may affect the carrying value or classification of assets and liabilities.

12.	The following, to the extent applicable, have been appropriately identified, properly recorded, and disclosed in the financial statements:

a.	Related-party transactions and associated amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees (written or oral).

b.	Guarantees, whether written or oral, under which the Company is contingently liable.

13.	In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management uses estimates. All estimates have been disclosed in the financial statements for which known information available prior to the issuance of the financial statements indicates that both of the following criteria are met:

a.	It is at least reasonably possible that the estimate of the effect on the financial statements of a condition, situation, or set of circumstances that existed at the date of the financial statements will change in the near term due to one or more future confirming events.

b.	The effect of the change would be material to the financial statements.

14.	Risks associated with concentrations, based on information known to management, that meet all of the following criteria have been disclosed in the financial statements:

a.	The concentration exists at the date of the financial statements.

b.	The concentration makes the enterprise vulnerable to the risk of a near-term severe impact.

c.	It is at least reasonably possible that the events that could cause the severe impact will occur in the near term.

15.	There are no:

a.	Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

b.	Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB Statement No. 5, Accounting for Contingencies.

16.	The Company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged as collateral except as disclosed in the notes of the consolidated financial statements.

17.	The Company has complied with all aspects of contractual agreements that may have an effect on the financial statements in the event of noncompliance, as well as covenants of all agreements.

15.	No events have occurred subsequent to February 3, 2007 that requires consideration as adjustments to or disclosures in the financial statements.

19.	We have disclosed to you any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

20.	With regard to the fair value measurements and the disclosures of certain assets, liabilities, and specific components of equity, we believe that:

a.	The measurement methods, including related assumptions, used in determining fair value were appropriate and consistently applied.

b.	The completeness and adequacy of the disclosures related to fair values are in conformity with accounting principles generally accepted in the United States of America.

c.	No events have occurred subsequent to February 3, 2007 that require adjustment to the fair value measurements and disclosures included in the financial statements.

21.	The Company, using its best estimates based on reasonable and supportable assumptions and projections, reviews long-lived assets for impairment in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The financial statements referred to above reflect all adjustments required by FASB Statements 144 as of February 3,2007.

22.	We agree with the work of Washington Inventory Service in performing procedures in connection with the physical inventory conducted at the stores near year-end, Murray Devine & Company in performing a valuation of the Company's stock and Holmes Murphy in assessing the reserves necessary for workers' compensation and general liability self-insurance reserves at February 3, 2007. We have adequately considered the qualifications of Washington Inventory Services, Murray Devine & Company and Holmes Murphy in determining the amounts and disclosures used in the financial statements and underlying accounting records. We did not give any instructions, nor cause any instructions to be given, to Washington Inventory Service, Murray Devine & Company and Holmes Murphy with respect to values or amounts derived in an attempt to bias their work, arid we are not aware of any matters that have affected the independence or objectivity of Washington Inventory Service, Murray Devine & Company and Holmes Murphy.

23.	The Company has not. completed the process of evaluating the impact that will result from adopting FASB Interpretation No. 48 Accounting for Uncertainly in Income Taxes – an Interpretation of FASB Statement No. 109, as discussed in Note A. The Company is therefore unable to disclose, the impact that adopting FIN 48 will have on its financial position, results of operations, and cash flows when such statement is adopted,

24.	Arrangements with financial institutions involving compensating balances or other arrangements involving restrictions on cash balances, line of credit, or similar arrangements have been properly disclosed in the financial statements. Specifically, management believes the presentation of bank deposits in the U.S. Bank accounts are properly classified as cash on the balance sheet and outstanding checks per the Company's books associated with these U.S. Bank accounts are properly classified as accounts payable on the balance sheet given the Company has the right of offset associated with all its U.S. Bank accounts.

25.	For financial instruments with off-balance-sheet credit risk (e.g., fixed-rate and variable-rate loan commitments, financial guarantees, letters of credit,), the Company has disclosed the following:

a.	The face or contract amount

b.	The nature and terms, including, a discussion of the:

•	Credit and market risks of those instruments

•	Cash requirements of those instruments

•	Related accounting policy pursuant to APB Opinion No. 22, Disclosure of Accounting Policies

c.	The Company’s policy for requiring collateral or other security to support financial instruments subject to credit risk, information about the Company’s access to that collateral or other security, and the nature and brief description of the collateral or other security supporting those financial instruments.

26.	The methods and significant assumptions used to determine, fair values of financial instruments result in a measure of fair value appropriate for financial statement measurement and disclosure purposes.

27.	The Company has no off-balance-sheet derivative financial instruments (e.g., futures, options, swaps), including outstanding commitments to purchase or sell securities under forward placement and standby commitments.

28.	The Company has no derivative instruments or any embedded derivative instruments that require bifurcation.

29.	Receivables recorded in the financial statements represent valid claims against debtors for sales or other charges arising on or before the balance-sheet date and have been appropriately reduced to their estimated net realizable value.

30.	Provision has been made to reduce excess or obsolete inventories to their estimated net realizable value. LIFO inventory is recorded at lower of cost or market (LCM), with cost determined based on the retail method of accounting. Ail inventories are property of the Company and do not include any items consigned to it or any items billed to customers. Management believes the change in accounting from LIFO to FIFO for tax purposes for its negative pools is appropriate and no additional adjustment or disclosure to the financial statements is necessary at February 3, 2007.

31.	We believe that all expenditures that have been deferred to future periods are recoverable.

32.	A valuation allowance against deferred tax assets at the balance-sheet date is not considered necessary, because it is more likely than not the deferred tax asset will be fully realized.

33.	We have made no intention of terminating any of our 401 (k) savings plan, executive deferred compensation plan, key employee share ownership plan or directors deferred compensation plan, or taking any other action that could result in an effective termination or reportable event for any of the plans. We arc not aware of any occurrences that could result on the termination of any plans to which we contribute.

34.	Capital stock repurchase options or agreements or capital stock reserved for options, warrants, conversion, or other requirements have been properly disclosed in the financial statements.

35.	Provision has been made for any loss to be sustained in the fulfillment of or from inability to fulfill, any sales commitments.

36.	Provision has been made for any loss to be sustained as a result of purchase commitments for inventory quantities in excess of normal requirements or at prices in excess of the prevailing market prices.

37.	Provision has been made for any losses to be sustained as a result of, or from inability to fulfill, any commitments to purchase or sell securities under forward-placement, financial futures contracts, and standby commitments.

38.	We have fully disclosed to you ail sales terms, including all rights of return or price adjustments and any warranty provisions.

39.	All documentation related to sales transactions is contained in customer files. We also confirm that:

a.	We are not aware of any “side agreements” with any companies that are inconsistent with the applicable sales agreement, the customer’s purchase order, sales invoice, or any other documentation contained in the customer’s file. For the purposes of this letter, a “side agreement” is any agreement, understanding, promise, or commitment [whether written (e.g., in the form of a letter or formal agreement or in the form of any exchange of physical or electronic communications) or oral] by or on behalf of the Company (or any subsidiary, director, employee, or agent of the Company) with a customer from whom revenue has been recognized that is not contained in the written purchase order from the customer or sales order confirmation and sales invoice of the Company delivered to or generated by the Company’s Accounting and Finance Department. The definition of a side agreement is not limited by any particular subject matter. For purposes of example only, any agreement not contained in the written purchase order from the customer or sales order and sales invoice of the Company that relates to return rights, acceptance rights, future pricing, payment terms, free consulting, free maintenance, or exchange rights would be a side agreement.

b.	We are not aware of any commitments or concessions to a customer regarding pricing or payment terms outside of the terms documented in the customer’s file.

40.	With regard to share-based compensation:

a,	The measurement methods, including the related assumptions, used in determining fair value of the awards were appropriate and were consistently applied.

b.	Grant dates used in measuring stock-based compensation are consistent with the criteria established by FASB Statement No. 123(R), Share-Based Payment and its related interpretations:

•	Grant dates represent the date when we have a mutual understanding with our employee of the key terms and conditions of the share-based compensation arrangement.

•	Awards made under an arrangement, that is subject lo shareholder approval are not deemed to be granted until that approval is obtained unless approval is essentially a formality (or perfunctory).

•	Individual awards that are subject to approval by the board of directors, management, or both are not deemed to be granted until all such approvals are obtained.

•	The grant date for an award of equity instruments is the date that an employee begins to benefit from, or be adversely affected by, subsequent changes in the price of the employer’s equity shares.

c.	Compensation cost has been recognized for any share-based awards that vest upon satisfaction of service and/or performance conditions if it is probable that the required service will be rendered and the performance condition (if any) will be achieved.

d.	A liability has been recognized for any share-based awards that vest upon satisfaction of additional factors that are not market, performance, or service conditions and the additional factor has been reflected in estimating the fair value of the award.

e.	Forfeitures have been identified and compensation cost has been adjusted to reflect those share-based awards that were forfeited.

f.	For each share-based payment arrangement, the Company has disclosed:

i.	The nature and terms of such arrangements that existed during the period and the potential effects of those arrangements on shareholders

ii.	The effect of compensation cost arising from share-based payment arrangements on the income statement

iii.	The method of estimating the fair value of the goods or services received, or the fair value of the equity instruments granted (or offered to grant), during the period

iv.	The cash flow effects resulting from share-based payment arrangements.

g.	If a deduction reported on a tax return for an award of equity instruments exceeds the cumulative compensation cost for those instruments recognized for financial reporting, any resulting, excess tax benefit has been recorded as an increase to additional paid-in capital. Tax benefit deficiencies have been recorded as a decrease to paid-in capital but only to the extent previous excess tax benefits exist. Tax benefit deficiencies in excess of previous excess tax benefits have been recorded as an expense in the income statement in the period of the tax deduction. Excess tax benefits have been determined in accordance with FAS 123(R) and the related interpretations.

h.	The Company has disclosed the effect of the change from applying the original provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, on income from continuing operations, income before income taxes, net income, cash flow from operations, and cash flow from financing activities.

41.	The Company has not disclosed compensation expense associated with accounting for the fair value of stock options and the related impact on net income under Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, as the Company believes this amount is not material.

43.	The Company believes its sales lax reserve recorded at February 3, 2007 is appropriate. The amount is estimated based upon historical sales tax audits, which the Company believes is reasonable.

44.	The Company believes its income tax reserve recorded at February 3, 2007 is appropriate. The amount has been classified as a long term liability and is related to historical exposure specifically within depreciation. The Company believes is this treatment is consistent and reasonable.

45.	The Company projects the balance of the LB775 credit earned at February 3, 2007 will be allocated $480,000 to income tax and the remaining will be used to offset future sales and use tax refunds on other property used at the project. The Company believes they will maintain the minimum levels of $3,000,000 in investment and 30 full time equivalent employees’ and therefore does not believe recapture provisions will apply.

46.	The Company has reviewed its inventory pools and the related LIFO calculation for February 3, 2007. Due to deflation, the Company has encountered “negative LIFO pools” (LIFO value in excess of FIFO value). The Company has made the decision to convert from LIFO to FIFO for those inventory pools for tax purposes and intends to file Form 3115, Change in Accounting Methods, with its 2006 income tax return in order to facilitate this conversion.

47.	There are no additional liabilities recorded in the financial statements at February 3, 2007 related to the GPC settlement agreement dated July 28, 2005. Any future obligations under the settlement agreement are recorded as ongoing maintenance costs as they occur. As part of the 2005 settlement, Gordmans replaced the air conditioning unit at the corporate headquarters. Per the settlement agreement, if Gordmans does not remain as a tenant at either building beyond the current lease term GPC will pay Gordmans 50% of the cost of all such replacements. The Company believes its will not extend the lease term and therefore believes it is appropriate to establish a 50% salvage value and depreciate the 50% of the asset over the remaining life of the lease.

48.	As disclosed in Note J to the financial statements, the Company is in dispute with two-landlords for two new stores’ tenant improvement allowances for which the Company believes no liability is necessary to be recorded in the financial statements at February 3, 2007. There are no other litigation matters requiring additional disclosure or adjustment to the financial statements at February 3, 2007.

49.	All bonuses earned by employees have properly been accrued for at February 3, 2007 and are expected to be paid prior to April 17, 2007.

50.	The Company has 20,000,000 of authorized shares of common stock. The Company currently is issuing shares which have been held as treasury stock for exercises of stock options given 20,000,000 shares have been issued. This is appropriate and there are no legal security violations or considerations necessary associated with the insurance of the shares held as treasury stock for the fiscal year ended February 3, 2007.

Jeff Gordman, President and Chief Executive Officer

Mike James. Vice President of Finance and CFO

Patrick Medinger, Controller

Audit

Gordmans, Inc. an

Subsidiaries

Report to the Audit Committee

Regarding the 2007 Audit

April 25, 2008

Deloitte & Touche LLP

This report is intended solely for the information and use of the Audit Committee of the Board of Directors, management, and others; within the Company and is not intended to be and should not be used by anyone other than these specified parties

Audit .Tax. Consulting. Financial Advisory.

Table of contents

Section 1
Status report on the 2007 audit	1

Section 2
Accounting estimates	4

Section 3
Independence	6

Section 4
Internal control	7

Section 5
Other material written communications	11
•	Engagement letter dated October 24, 2007
•	Management Representation letter dated April 25, 2008

Gordmans, Inc. and Subsidiaries

Section 1

Status report on the 2007 audit

Status report on the 2007 audit

Summary

We have performed an audit of the consolidated financial statements of Gordmans, Inc. and subsidiaries (the “Company”) as of and for the year ended February 2, 2008, in accordance with auditing standards generally accepted in the United States of America and have issued our report thereon dated April 25, 2008.

We have prepared the following comments to assist you in fulfilling your obligation to oversee the financial reporting and disclosure process for which management of the Company is responsible.

Our responsibility under generally accepted auditing standards

Our responsibility under auditing standards generally accepted in the United States of America has been described in our engagement letter dated October 24, 2007, a copy of which is attached in Section 5. As described in that letter, the objective of a financial statement audit conducted in accordance with auditing standards generally accepted in the United States of America is to express an opinion on the fairness of the presentation of the Company’s financial statements for the year ended February 2, 2008 in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), in all material respects. Our responsibilities under generally accepted auditing standards include forming and expressing an opinion about whether the financial statements that have been prepared by management with the oversight of Audit Committee are presented fairly, in all material respects, in conformity with generally accepted accounting principles. The audit of the financial statements does not relieve management or Audit Committee of their responsibilities.

We considered the Company’s internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Company’s internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily identify all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses.

Uncorrected misstatements

Our audit of the financial statements was designed to obtain reasonable, rather than absolute, assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. There were no uncorrected misstatements identified during our audit. We identified the following disclosure item passed related to the current engagement and pertaining to the latest period presented: The Company did not disclose the fair value of debt in accordance with FASB 107, Disclosures about Fair Value of Financial Instruments, within the footnotes to the consolidated financial statements at February 2, 2008 as management determined the difference between carrying value and fair value of debt to be immaterial to the financial statements taken as a whole.

Material corrected misstatements

Our audit of the consolidated financial statements was designed to obtain reasonable, rather than absolute, assurance about whether the consolidated financial statements are free of material misstatement, whether caused by error or fraud. There were no material misstatements that were brought to the attention of management as a result of our audit procedures.

Gordmans Inc. and Subsidiaries	1

Section 1

Status report on the 2007 audit

Significant accounting policies

The Company’s significant accounting policies are set forth in the notes to the Company’s 2007 consolidated financial statements. During the year ended February 2, 2008, there were no significant changes in previously adopted accounting policies or their application.

Other information in the Annual Report

When audited financial statements are included in documents containing other information such as the Company’s Annual Report, we read such other information and consider whether it, or the manner of its presentation, is materially inconsistent with the information, or the manner of its presentation, in the financial statements audited by us. We have read the other information in the Company’s annual report for the year ended February 2, 2008 and have inquired as to the methods of measurement and presentation of such information. If we had noted a material inconsistency, or if we had obtained any knowledge of a material misstatement of fact in the other information, we would have discussed the matter with management and, if appropriate, with the Audit Committee.

Disagreements with management

We have not had any disagreements with management related to matters that are material to the Company’s 2007 consolidated financial statements.

Consultation with other accountants

We are not aware of any consultations that management may have had with other accountants about auditing and accounting matters during 2007 other than the Company’s utilization of a third party for assistance in preparation of the Company’s tax returns and preliminary analysis of FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.

Significant issues discussed, or subject of correspondence, with management prior to retention

Throughout the year, routine discussions regarding the application of accounting principles or auditing standards were held with management in connection with transactions that occurred, transactions that were contemplated, or reassessment of current circumstances. In our judgment, such discussions were not held in connection with our retention as auditors.

Other significant issues discussed, or subject of correspondence, with management

Throughout the year, routine discussions were held, or were the subject of correspondence, with management. In our judgment, such discussions or correspondence did not involve significant issues requiring communication to the Audit Committee.

Significant difficulties encountered in performing the audit

In our judgment, we received the full cooperation of the Company’s management and staff and had unrestricted access to the Company’s senior management in the performance of our audit.

Gordmans Inc. and Subsidiaries	2

Section 1

Status report on the 2007 audit

Management’s representations

We have made specific inquiries of the Company’s management about the representations embodied in the consolidated financial statements. Additionally, we have requested that management provide to us the written representations the Company is required to provide to its independent auditors under generally accepted auditing standards. We have attached to this letter, in Section 5, a copy of the representation letter we obtained from management

Control-related matters

We have identified, and included in Section 4, certain matters involving the Company’s internal control over financial reporting that we consider to be a significant deficiency under standards established by the American Institute of Certified Public Accountants.

The definitions of a control deficiency, a significant deficiency, and a material weakness are also set forth in Section 4.

Although we have included management’s written response to our comments in Section 4, such responses have not been subjected to the auditing procedures applied in our audit of the financial statements and, accordingly, we do not express an opinion or provide any form of assurance on the appropriateness of the responses or the effectiveness of any corrective actions described therein.

Gordmans Inc. and Subsidiaries	3

Section 2

Accounting Estimates

Accounting estimates

Accounting estimates are an integral part of the consolidated financial statements prepared by management and are based on management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and on assumptions about future events. Significant accounting estimates reflected in the Company’s 2007 consolidated financial statements include the following:

Timing of markdowns/inventory valuation reserve

Management’s judgment is used to determine the timing of markdowns., Permanent markdowns reduce gross margin in the month recorded. The Company has an inventory valuation reserve of approximately $395,000 and $431,000 at year end for fiscal 2007 and 2006, respectively. This reserve is intended to cover distressed merchandise beyond the point to which it has already been marked down. The reserve includes inventory aged over 360 days, with the exception of non-clearance inventory where styles have not significantly changed in the past year, primarily in the home, accessories, and fragrances divisions.

Self-insurance accrual

The Company is self-insured for health and dental claims up to $150,000 per individual claim. A liability of $415,000 and $431,000 has been estimated and recorded at year end for fiscal 2007 and 2006, respectively, for submitted claims and for those claims incurred prior to year end but not yet reported. The Company’s liability is based on internally developed calculations. The estimates are regularly evaluated for adequacy based on the most current information available, including historical claim payments, expected trends and industry factors.

The Company is also self-insured for workers compensation and general liability claims up to $250,000 per workers compensation claim per year and $25,000 per general liability claim per year. A liability of $605,000 and $554,000 has been estimated and recorded at year end for fiscal 2007 and 2006, respectively, for submitted claims and for those claims incurred prior to year end but not yet reported. The Company’s liability is based on estimates received from a third party provider, Holmes Murphy. The qualifications and estimates used by Holmes Murphy are regularly evaluated by management for adequacy based on the most current information available, including historical claim payments, expected trends and industry factors.

Sales return reserve

A sales return reserve of $110,000 has been recorded for fiscal year ends 2007 and 2006. This amount has been based upon current year actual sales returns as a percentage of total sales. This equates to approximately 6 days of gross profit on February sales returns reserved for at February 2, 2008 and February 3, 2007.

Reserve for sales, use, payroll, income, and other taxes

The Company has a tax reserve of approximately $90,000 and $305,000 at year end for fiscal 2007 and 2006, respectively. Management estimates that this is the amount necessary to cover additional assessments of sales, use, payroll, state, federal or other taxes, which can be assessed by various taxing jurisdictions.

Gordmans Inc. and Subsidiaries	4

Section 2

Accounting Estimates

Gift card breakage

The Company calculates and records gift card breakage on gift instruments as revenue when the probability of redemption is remote, which is generally three years after the date of last use and when there is no legal obligation to remit, the value of the unredeemed gift certificate or gift card to the relevant jurisdiction pursuant to escheat laws. Revenue recognized as a result of gift card breakage was $330,000 for fiscal year 2007 and none in fiscal year 2006.

Income taxes

Management calculates the income tax provision, as well as related current and deferred income tax accruals, based on various estimates. Deferred income taxes are computed using the asset and liability method under which deferred income taxes are provided on the temporary differences between the tax bases of assets and liabilities and their financial reported amounts.

Gordmans Inc. and Subsidiaries	5

Section 3

Independence

Independence

Our professional standards require that we communicate a! least annually with you regarding all relationships between Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu,. and their respective affiliates (collectively the “Deloitte Entities”) and the Company that, in our professional judgment, may reasonably be thought to bear on our independence. We have prepared the following comments to facilitate our discussion with you regarding independence matters arising since April 10, 2007, the date of our last communication addressing independence matters.

We are not aware of any relationships between the Deloitte Entities and the Company that, in our professional judgment, may reasonably be thought to bear on our independence.

We hereby confirm that as of April 25, 2008, we are independent accountants with respect to the Company, within the meaning of the AlCPA Code of Professional Conduct.

Gordmans, Inc. and Subsidiaries	6

Section 4

Internal control

Internal control

Part A – Definitions of internal control deficiencies

The definitions of a control deficiency, a significant deficiency, and a material weakness that are established in AU 325, Communicating internal Control Related Matters Identified in an Audit, are as follows:

•

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A deficiency in design exists when (a) a control necessary to meet the control objective is missing or (b) an existing control is not properly designed so that, even if the control operates as designed, the control objective is not always met. A deficiency in operation exists when a properly designed control does not operate as designed, or when the person performing the control does not possess the necessary authority or qualifications to perform the control effectively.

•

A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the entity’s ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the entity’s financial statements that is more than inconsequential will not be prevented or defected by the entity’s internal control over financial reporting.

•

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the entity’s internal control over financial reporting.

Gordmans, Inc. and Subsidiaries	7

Section 4

Internal control

Part B – Significant deficiency

We consider the following deficiencies in the Company’s internal control over financial reporting to be significant deficiencies in operating effectiveness as of February 2, 2008. Management has included their responses below related to remediation plans of these internal control matters.

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2008	Consider for Remediation in 2009

Information Technology Controls
1)

Formal Change Control Methodologies and Policies – Systems development and application change management practices do not include some commonly accepted control elements that ensure the integrity of data processing activities. As a result of these control exposures, applications processing financial, payroll and other business critical data may produce erroneous and unreliable data used for management decision making and financial reporting as well as require additional manual oversight of systems processing. Specifically, the following were identified.

•	Members of the PARIS team assess, approve, and implement their own changes to the mainframe production environment.	All IT teams will be made aware of the Development Life Cycle and change control being mandated for network changes, and implemented in that area in the first half of 2008.	Charge control and auditing perfected in 2008, as applied to networks/routers, will be carried forward to other teams to the extent determined within the Company operating framework.

•	A formal change control process is not documented to manage changes made to applications, databases, network components or system software	Formalized change control will be applied to network and some system components during the first half of 2008. A Security and Audit Specialist has been named to oversee change control and security on a full-time basis.	The Company will use the framework established for network change control and document retention, and apply all or parts of it to other areas beginning in 2009, starting with system software changes.
• It was noted that a change control process for network changes is being formalized.

•	Documentation of management approvals for application, database, network, and operating system changes is not maintained.	The Security Specialist will document all requests, approvals and changes to networks beginning in the first half of 2008.	Operating system change control documentation will be implemented in 2009 using the tools and procedures developed in 2008 for network change control documentation.
• It was noted that a process for documenting network changes is being created.

•	Documentation of test plans, test results, and approvals is not maintained.	Will be maintained for networks starting in 2008.	Company will consider expanding to other areas.

Gordmans, Inc. and Subsidiaries	8

Section 4

Internal control

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2008	Consider for Remediation in 2009

•	Management does not rely on a formal process to review and assess the impact of changes to the system software, hardware, or database.	Assessment of network changes will be implemented in conjunction with a formal change control process in 2008.	Formal processes will be considered for other IT operational areas based on results from the network area.

•	Formal policies for notification of affected parties, including staff, management, and end users, have not been developed.	None, except as mandated by the formality introduced for network management.	The Company will continue to debate and consider formalizing other notifications. The email / informal process of notification continues to work adequately within the Company.
• It was noted that an informal process does exist for notifying affected parties of changes.

•	A complete representative set of data during new application system testing is not used.	The Company considerers the test data developed for individual projects to be adequate and representative of test needs.	The Company considerers the test data developed for individual projects to be adequate and representative of test needs.

2)

Security Policies and Procedures – The Company’s information security architecture procedures for the mainframe and client server environments do not include some activities necessary to adequately safeguard information and technology resources, such as.

•	Financially critical system libraries and data sets containing financial data are not protected within the mainframe, circumventing security controls.	The Company will continue to address RACF security controls on individual datasets throughout the year. The goal is to pare the number remaining, at a minimum, or protect the entire remaining 33.	The Company’s goal is to have no sensitive datasets that are not RACF protected.
• In comparison to the prior year, the number of data sets that were not protected within the mainframe was reduced from 74 to 33.

•	Terminated employees on the mainframe and PARIS application are not consistently disabled or removed.	The goal is to remove all terminated associates from mainframe and PARIS access. Occasionally, removal is delayed by the need for fellow associates to access or transfer work to allow department continuity.	The goal is to remove all terminated associates from mainframe and PARIS access. Occasionally, removal is delayed by the need for fellow associates to access or transfer work to allow department continuity.
• In comparison to the prior year, the number of terminated users that were identified as not removed from the mainframe was reduced from 5 to 3.
• In comparison to the prior year, the number of terminated users that were identified as not removed from the PARIS application remained the same (1 user).

•	Mainframe security access violations are not reviewed on a regular basis.	The Security Specialist position will, with the help of an automated tool, review these beginning in 2008.	This review will carry forward into subsequent years.

Gordmans, Inc. and Subsidiaries	9

Section 4

Internal control

Description of Significant Deficiency		Management’s Response
		Plans to Remediate in 2008	Consider for Remediation in 2009

•	Application servers tending in the data center are always logged in with local administrative privileges on the active directory.	Some applications, such as Arthur, will not run without having administrative privileges. The data center is a secured area with access limited to operators and technical personnel.	Some applications, such as Arthur, will not run without having administrative privileges. The data center is a secured area with access limited to operators and technical personnel.

•	An independent function is not in place for monitoring the mainframe audit logs, including super user activity and changes to critical information.	The Security Specialist position will, with the help of an automated tool review these logs beginning in 2008.	This review will carry forward into subsequent years.
• It was noted that logs are monitored on an as needed basis by management.

Gordmans, Inc. and Subsidiaries	10

Section 5

Other material written communications

Other material written communications

The following list details written communication that we believe constitute other material written communication between management and Deloitte related to the audit of the Company’s consolidated financial statements for the year ended February 2, 2008:

•	2007 Engagement Letter for the Audit of the Company’s Consolidated Financial Statements

•	2007 Management Representation Letter for the Audit of the Company’s Consolidated Financial Statement

Gordmans, Inc. and Subsidiaries	11

Deloitte & Touche LLP First National Tower 1601 Dodge Street, Ste. 3100 Omaha, NE 58102-9706 USA	Wells Fargo Center 1248 O Street, Ste. 716 Lincoln, NE 68508-1424 USA

Tel: +1 402 346 7788 Fax: +1 402 342 1820 www.deloitte.com	Tel: +1 402 474 1776 Fax: +1 402 474 0365 www.deloitte.com

October 24, 2007

Mr. Michael D. James

Vice President of Finance and Chief Financial Officer

Gordmans, Inc.

12100 West Center Road

Omaha, Nebraska 68144-3998

Dear Mr. James:

Deloitte & Touche LLP (“D&T” or “we” or “us”) is pleased to serve as independent auditors for Gordmans, Inc. (the “Company”). Ms. Amy Ryan, Audit Partner, will be responsible for the services that we perform for the Company hereunder.

In addition to the audit services we are engaged to provide under this engagement letter, we would also be pleased to assist the Company on issues as they arise throughout the year. Hence, we hope that you will call Ms. Ryan whenever you believe D&T can be of assistance.

We will perform this engagement subject to the terms and conditions set forth herein and in the accompanying appendices.

Audit of Financial Statements

Our engagement is to perform an audit in accordance with auditing standards generally accepted in the United States of America (“generally accepted auditing standards”). The objective of an audit conducted in accordance with generally accepted auditing standards is to express an opinion on the fairness of the presentation of the Company’s financial statements for the year ending February 2, 2008 in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), in all material respects.

Appendix A contains a description of our responsibilities under generally accepted auditing standards and a description of an audit under generally accepted auditing standards.

Our ability to express an opinion and the wording thereof will, of course, be dependent on the facts and circumstances at the date of our report. If, for any reason, we are unable to complete the audit or are unable to form or have not formed an opinion, we may decline to express an opinion or decline to issue a report as a result of this engagement. If we are unable to complete our audit or if the report to be issued by D&T as a result of this engagement requires modification, the reasons therefor will be discussed with the Audit Committee and the Company’s management.

Member of
Deloitte Touche Tohmatsu

Management’s Responsibilities

Appendix B describes management’s responsibilities for (i) the financial statements, (2) representation letters, (3) independence matters relating to providing certain services, and (4) independence matters relating to hiring.

Audit Committee’s Responsibility

As independent auditors of the Company, we acknowledge that the Audit Committee is directly responsible for the appointment, compensation, and oversight of our work, and accordingly, except as otherwise specifically noted, we will report directly to the Audit Committee. You have advised us that the services to be performed under this engagement letter, including, where applicable, the use by D&T of affiliates or related entities have been approved by the Audit Committee in accordance with the Audit Committee’s established preapproval policies and procedures.

Communications With the Audit Committee

Appendix C describes various matters that we are required by generally accepted auditing standards to communicate with the Audit Committee and management.

Fees

We estimate that our fees for the audit of the Company’s financial statements will be $116,000, plus expenses. Based on the anticipated timing of the work, our fees will be billed approximately as follows:

Invoice Date	Amount
November 2007	$25,000
January 2008	$40,000
March 2008	$51,000

We anticipate sending invoices according to the schedule above, and payments are due 30 days from the date of the invoice. Engagement-related expenses, such as travel, administrative time, report preparation and supplies, will be billed in addition to the fees. Expenses will be stated separately on the invoices.

Our continued service on this engagement is dependent upon payment of our invoices in accordance with these terms. To the extent that certain circumstances, as listed in Appendix D, arise during this engagement, our fee estimate also may be significantly affected, and additional fees may be necessary. We will notify you promptly of any circumstances we encounter that could significantly affect our estimate and discuss with you any additional fees, as necessary. Additional services provided beyond the scope of services described herein will be billed separately.

Inclusion of D&T Reports or References to D&T in Other Documents or Electronic Sites

If the Company intends to publish or otherwise reproduce in any document our report on the Company’s financial statements, or otherwise make reference to D&T in a document that contains other information in addition to the audited financial statements (e.g., in a periodic filing with a regulator, in a debt or equity offering circular, or in a private placement memorandum), thereby associating D&T with such document, the Company agrees that its management will provide D&T with a draft of the document to read and obtain our approval for the inclusion or incorporation by reference of our report:, or the reference to D&T, in such document before the document is printed and distributed. The inclusion or incorporation by reference of our report in any such document would constitute the reissuance of our report. The Company also agrees that its management will notify us and obtain our approval prior to including our report on an electronic site.

Our engagement to perform the services described herein does not constitute our agreement to be associated with any such documents published or reproduced by or on behalf of the Company. Any request by the Company to reissue our report, to consent to its inclusion or incorporation by reference in an offering or other document, or to agree to its inclusion on an electronic site will be considered based on the facts and circumstances existing at the time of such request. The estimated fees outlined herein do not include any services that would need to be performed in connection with any such request; fees for such services (and their scope) would be subject to the mutual agreement of the Company and D&T at such time as D&T is engaged to perform the services and would be described in a separate engagement letter.

*    *    *    *    *    *

This engagement letter, including the appendices attached hereto and made a part hereof, constitutes the entire agreement between the parties with respect to this engagement and supersedes all other prior and contemporaneous agreements or understandings between the parties, whether written or oral, relating to this engagement.

If the above terms are acceptable and the services outlined are in accordance with your understanding, please sign the copy of this engagement letter in the space provided and return it to us.

Yours truly,

Acknowledged and approved on behalf of Gordmans, Inc.:

By:

Title:	VP & CFO

Date:	11/5/07

Appendix A

Gordmans, Inc.

Description of Our Responsibilities Under Generally Accepted Auditing Standards and a

Description of an Audit under Generally Accepted Auditing Standards

Year Ending February 2, 2008

Our Responsibilities

Our responsibilities under generally accepted auditing standards include forming and expressing an opinion about whether the financial statements that have been prepared by management with the oversight of the Audit Committee are presented fairly, in all material respects, in conformity with generally accepted accounting principles. The audit of the financial statements does not relieve management or the Audit Committee of their responsibilities.

Components of an Audit

An audit includes the following:

•

Obtaining an understanding of the Company and its environment, including internal control, sufficient to assess the risks of material misstatement of the financial statements and to design the nature, timing, and extent of further audit procedures

•

Consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting

•	Examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements

•	Inquiring directly of the Audit Committee regarding its views about the risks of fraud and whether the Audit Committee has knowledge of any fraud or suspected fraud affecting the Company

•	Assessing the accounting principles used and significant estimates made by management

•	Evaluating the overall financial statement presentation.

Reasonable Assurance

We will plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. However, because of the characteristics of fraud, a properly planned and performed audit may not detect a material misstatement. Therefore, an audit conducted in accordance with generally accepted auditing standards is designed to obtain reasonable, rather than absolute, assurance that the financial statements are free of material misstatement An audit is not designed to detect error or fraud that is immaterial to the financial statements, nor is it designed to provide assurance on internal control or to identify deficiencies in internal control.

Appendix B

Gordmans, Inc.

Management’s Responsibilities Year Ending

February 2, 2008

Financial Statements

The overall accuracy of the financial statements and their conformity with generally accepted accounting principles are the responsibility of the Company’s management. In this regard, management has the responsibility for, among other things:

•	Selecting and applying the accounting policies

•	Establishing and maintaining effective internal control over financial reporting

•	Designing and implementing programs and controls to prevent and detect fraud

•	Identifying and ensuring that the Company complies with the laws and regulations applicable to its activities and informing us of any known material violations of such laws or regulations

•	Adjusting the financial statements to correct material misstatements

•	Making all financial records and related information available to us.

Representation Letters

We will make specific inquiries of the Company’s management about the representations embodied in the financial statements. Additionally, we will request that management provide to us the written representations the Company is required to provide to its independent auditors under generally accepted auditing standards. As part of our audit procedures, we will request that management provide us with a representation letter acknowledging management’s responsibility for the preparation of the financial statements and affirming management’s belief that the effects of any uncorrected financial statement misstatements aggregated by us during the current audit engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. We will also request that management confirm certain representations made to us during our audit. The responses to those inquiries and related written representations of management required by generally accepted auditing standards are part of the evidential matter that D&T will rely on in forming its opinion on the Company’s financial statements. Because of the importance of management’s representations, the Company agrees to release and indemnify D&T, its subcontractors and their respective personnel from all claims, liabilities, and expenses relating to our services under this engagement letter attributable to any misrepresentation by management.

Process for Obtaining Preapproval of Services

Management is responsible for the coordination of obtaining the preapproval of the Audit Committee, in accordance with the Audit Committee’s preapproval process, for any services to be provided by D&T to the Company.

Independence Matters Relating to Providing Certain Services

In connection with our engagement, D&T, management, and the Audit Committee will assume certain roles and responsibilities in an effort to assist D&T in maintaining independence. Management of the Company will ensure that the Company has policies and procedures in place for the purpose of ensuring that the Company will not act to engage D&T or accept from D&T any service that under American Institute of Certified Public Accountants (AICPA) or other applicable rules would impair D&T’s independence. All potential services are to be discussed with Ms. Ryan.

Independence Matters Relating to Hiring

Management will coordinate with D&T to ensure that D&T’s independence is not impaired by hiring former or current D&T partners, principals, or professional employees in a key position, as defined in the AICPA Code of Professional Conduct, that would cause a violation of the AICPA Code of Professional Conduct or other applicable independence rules. Any employment opportunities with the Company for a former or current D&T partner, principal, or professional employee should be discussed with Ms. Ryan before entering into substantive employment conversations with the former or current D&T partner, principal, or professional employee.

For purposes of the preceding three paragraphs, “D&T” shall mean Deloitte & Touche LLP and its subsidiaries; Deloitte Touche Tohmatsu, its member firms, the affiliates of Deloitte & Touche LLP, Deloitte Touche Tohmatsu and its member firms; and, in all cases, any successor or assignee.

Appendix C

Gordmans, Inc.

Communications With the Audit Committee

Year Ending February 2, 2008

Significant Matters

We are responsible for communicating significant matters related to the audit that are, in our professional judgment, relevant to the responsibilities of the Audit Committee in overseeing the financial reporting process.

Fraud and Illegal Acts

We will report directly to the Audit Committee any fraud of which we become aware that involves senior management and any fraud (whether caused by senior management or other employees) of which we become aware that causes a material misstatement of the financial statements. We will report to senior management any fraud perpetrated by lower-level employees of which we become aware that does not cause a material misstatement of the financial statements; however, we will not report such matters directly to the Audit Committee, unless otherwise directed by the Audit Committee.

We will inform the appropriate level of management of the Company and determine that the Audit Committee is adequately informed with respect to illegal acts that have been detected or have otherwise come to our attention in the course of our audit, unless the illegal acts are clearly inconsequential.

Internal Control Matters

We will report directly to management and the Audit Committee all significant deficiencies and material weaknesses identified during the audit. Our written communication will identify those matters considered by D&T to be significant deficiencies and those that are considered by D&T to be material weaknesses.

A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Company’s ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Company’s financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

Other Matters

Generally accepted auditing standards do not require us to design procedures for the purpose of identifying other matters to communicate with the Audit Committee. However, we will communicate to the Audit Committee matters required by AU 380, The Auditor’s Communication With Those Charged With Governance.

Appendix D

Gordmans, Inc.

Circumstances Affecting Timing and Fee Estimate

Year Ending February 2, 2008

The fees quoted for the audit are based on certain assumptions. Circumstances may arise during the engagement that may significantly affect the targeted completion dates and our fee estimate. As a result, additional fees may be necessary. Such circumstances include but are not limited to the following:

Audit Facilitation

1.	Changes to the timing of the engagement at the Company’s request Changes to the timing of the engagement usually require reassignment of personnel used by D&T in the performance of services hereunder. However, because it is often difficult to reassign individuals to other engagements, D&T may incur significant unanticipated costs.

2.	All audit schedules are not (a) provided by the Company on the date requested, (b) completed in a format acceptable to D&T, (c) mathematically correct, or (d) in agreement with the appropriate Company records (e.g., general ledger accounts). D&T will provide the Company with a separate listing of required schedules, information requests, and the dates such items are needed.

3.	Significant delays in responding to our requests for information, such as reconciling variances or providing requested supporting documentation (e.g., invoices, contracts, and other documents).

4.	Deterioration in the quality of the Company’s accounting records during the current-year engagement in comparison with the prior-year engagement.

5.	A completed trial balance, referenced to the supporting analyses and schedules and financial statements, is not provided timely by the Company.

6.	Draft financial statements with appropriate supporting documentation are not prepared accurately and timely by the Company’s personnel.

7.	Electronic files in an appropriate format and containing the information requested are not provided by the Company on the date requested for our use in performing file interrogation. D&T will provide the Company with a separate listing of the required files and the dates the files are needed.

Significant Issues or Changes

8.	Significant deficiencies or material weaknesses in the design or operating effectiveness of the Company’s internal control over financial reporting are identified during our audit that result in the expansion of our audit procedures.

9.	A significant level of proposed audit adjustments is identified during our audit.

10.	A significant number of drafts of the financial statements are submitted for our review, or we identify a significant level of deficiencies in the draft financial statements.

11.	Significant new issues or changes as follows:

a.	Significant new accounting issues.

b.	Significant changes in accounting policies or practices from those used in prior years

c.	Significant changes or transactions not contemplated in our budgets.

d.	Significant changes in the Company’s financial reporting process or Information Technology (IT) systems.

e.	Significant changes in the Company’s accounting personnel, their responsibilities, or their availability.

f.	Significant changes in auditing standards.

g.	Significant changes in the Company’s use of specialists, or the specialists or their work product does not meet the qualifications required by generally accepted auditing standards for our reliance upon their work.

12.	Changes in audit scope caused by events that are beyond our control.

13.	The procedures necessary to adopt Statement of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109, have not been completed by the Company’s personnel.

Payment for Services Rendered

14.	Without limiting its rights or remedies, D&T may halt or terminate its services entirely if payment is not received within 30 days of the date of the invoice.

Appendix E

Gordmans, Inc.

General Business Terms

Year Ending February 2, 2008

1.	Independent Contractor. It is understood and agreed that D&T is an independent contractor and that D&T is not, and will not be considered to be, an agent, partner, fiduciary, or representative of the Company or the Audit Committee.

2.	Survival. The agreements and undertakings of the Company and the Audit Committee contained in the engagement letter to which these terms are attached (the “engagement letter”), together with the appendices to the engagement letter including these terms, will survive the completion or termination of this engagement.

3.	Assignment and Subcontracting. Except as provided below, no party may assign, transfer, or delegate any of its rights or obligations relating to this engagement (including, without limitation, interests or claims relating to this engagement) without the prior written consent of the other parties. The Company and the Audit Committee hereby consent to D&T subcontracting a portion of its services under this engagement to any affiliate or related entity, whether located within or outside of the United States. Professional services performed hereunder by any of D&T’s affiliates or related entities shall be invoiced as professional fees, and any related expenses shall be invoiced as expenses, unless otherwise agreed.

4.	Severability. If any term of the engagement letter, including its appendices, is determined to be invalid or unenforceable, such term shall not affect the other terms hereof or thereof, but such invalid or unenforceable term shall be deemed modified to the extent necessary to render it enforceable, preserving to the fullest extent permissible the intent of the parties set forth herein and therein.

5.	Force Majeure. No party shall be deemed to be in breach of this engagement letter (including its appendices) as a result of any delays or non-performance directly or indirectly resulting from circumstances or causes beyond its reasonable control, including, without limitation, fire, epidemic or other casualty, act of God, strike or labor dispute, war or other violence, or any law, order or requirement of any governmental agency or authority.

6.	Dispute Resolution. Any controversy or claim between the parties arising out of or relating to the engagement letter, including its appendices, or this engagement (a “Dispute”) shall be resolved by mediation or binding arbitration as set forth in the Dispute Resolution Provision attached hereto as Appendix F and made a part hereof.

Appendix F

Gordmans, Inc.

Dispute Resolution Provision

Year Ending February 2, 2008

This Dispute Resolution Provision sets forth the dispute resolution process and procedures applicable to the resolution of Disputes and shall apply to the fullest extent of the law, whether in contract, statute, tort (such as negligence), or otherwise.

Mediation: All Disputes shall be first submitted to nonbinding confidential mediation by written notice to the parties, and shall be treated as compromise and settlement negotiations under the standards set forth in the Federal Rules of Evidence and all applicable state counterparts, together with any applicable statutes protecting the confidentiality of mediations or settlement discussions. If the parties cannot agree on a mediator, the International Institute for Conflict Prevention and Resolution (“CPR”), at the written request of a party, shall designate a mediator.

Arbitration Procedures: If a Dispute has not been resolved within 90 days after the effective date of the written notice beginning the mediation process (or such longer period, if the parties so agree in writing), the mediation shall terminate and the Dispute shall be settled by binding arbitration to be held in New York, New York. The arbitration shall be solely between the parties and shall be conducted in accordance with the CPR Rules for Non-Administered Arbitration that are in effect at the time of the commencement of the arbitration, except to the extent modified by this Dispute Resolution Provision (the “Rules”).

The arbitration shall be conducted before a panel of three arbitrators. Each of the Company and Deloitte & Touche LLP shall designate one arbitrator in accordance with the “screened” appointment procedure provided in the Rules and the two party-designated arbitrators shall jointly select the third in accordance with the Rules. No arbitrator may serve on the panel unless he or she has agreed in writing to enforce the terms of the engagement letter (including its appendices) to which this Dispute Resolution Provision is attached and to abide by the terms of this Dispute Resolution Provision. Except with respect to the interpretation and enforcement of these arbitration procedures (which shall be governed by the Federal Arbitration Act), the arbitrators shall apply the laws of the State of New York (without giving effect to its choice of law principles) in connection with the Dispute. The arbitrators shall have no power to award punitive, exemplary or other damages not based on a party’s actual damages (and the parties expressly waive their right to receive such damages). The arbitrators may render a summary disposition relative to all or some of the issues, provided that the responding party has had an adequate opportunity to respond to any such application for such disposition. Discovery shall be conducted in accordance with the Rules.

All aspects of the arbitration shall be treated as confidential, as provided in the Rules. Before making any disclosure permitted by the Rules, a party shall give written notice to all other parties and afford such parties a reasonable opportunity to protect their interests. Further, judgment on the arbitrators’ award may be entered in any court having jurisdiction.

Costs: Each party shall bear its own costs in both the mediation and the arbitration; however, the parties shall share the fees and expenses of both the mediators and the arbitrators equally.

April 25, 2008

Deloitte & Touche LLP

First National Tower

1601 Dodge Street, Ste. 3100

Omaha, NE 68102-9706

We are providing this letter in connection with your audits of the consolidated balance sheets of Gordmans, Inc. and subsidiaries (the “Company”) as of February 2, 2008 and February 3, 2007 and the related consolidated statements of income, stockholders’ equity, and cash flows of the Company for each of the three fiscal years in the period ended February 2, 2008, for the purpose of expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the following:

a.	The fair presentation in the consolidated financial statements of financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America (GAAP)

b.	The design and implementation of programs and controls to prevent and detect fraud

c.	Establishing and maintaining effective internal control over financial reporting.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audits.

1.	The financial statements referred to above are fairly presented in conformity with GAAP.

2.	The Company has made available to you all:

a.	Financial records and related data

b.	Minutes of the meetings of stockholders, directors, and committees of directors or summaries of actions of recent meetings for which minutes have not yet been prepared.

3.	There have been no communications from regulatory agencies concerning noncompliance with or deficiencies in financial reporting practices.

12100 West Center Road Ste. 1 — Omaha, NE 68144-3998 — Phone 402.691.4000 — Fax 402.691.4269

4.	We have completed our procedures to evaluate the accuracy and completeness of the disclosures in our financial statements. As a result of the evaluation process, we identified certain disclosures that, although required by GAAP, have been omitted from our financial statements. Those omitted disclosures that are more than inconsequential are attached as Appendix A. We believe the effects of the omitted disclosures are quantitatively and qualitatively immaterial, both individually and in the aggregate, to the financial statements as a whole.

5.	The Company has made available to you the results of management’s risk assessment, including the assessment of the risk that the financial statements may be materially misstated as a result of fraud.

6.	We have no knowledge of any fraud or suspected fraud affecting the Company involving:

a.	Management

b.	Employees who have significant roles in the Company’s internal control over financial reporting

c.	Others if the fraud could have a material effect on the financial statements.

7.	We have no knowledge of any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers, or others.

8.	There are no unasserted claims or assessments that legal counsel has advised us are probable of assertion and must be disclosed in accordance with Financial Accounting Standards Board (FASB) Statement No. 5, Accounting for Contingencies.

9.	The Company has evaluated FASB Interpretation No. AT, Accounting for Conditional Asset Retirement Obligations (“FIN 47”), and determined that there were no conditional asset retirement obligations as of February 2, 2008.

10.	We have disclosed to you the accounting conventions used when preparing our financial statements. We believe that the effect of applying these accounting conventions and the use of such applications is immaterial to the financial statements.

11.	We believe the effects of the uncorrected financial statement misstatements detected in the current year that relate to the prior year presented, when combined with those misstatements aggregated by you during the prior year audit engagement and pertaining to the prior year presented, are immaterial, both individually and in the aggregate, to the financial statements for the year ended February 2, 2008 taken as a whole.

12.	We have disclosed to you all inventory terms. We have appropriately recorded inventory and related accounts payable in our books and records. Inventories delivered to the Company distribution center but not received, inspected and accepted by the Company of $6.8 million and $6.1 million are not included in merchandise inventories or accounts payable at February 2, 2008 and February 3, 2007, respectively, as legal title and risk of loss has not passed.

13.	The Company has not completed the process of evaluating the impact that will result from adopting FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No 109 (“FIN 48”) as discussed in Note A to the consolidated financial statements. The Company is currently evaluating the impact of FIN 48, but management does not expect the adoption of FIN 48 to have a material effect on the Company’s consolidated financial statements.

In September 2006, the FASB issued FAS No. 157, Fair Value Measurements (“FAS 157”). This statement defines fair value, establishes a framework for measuring fair value, and requires expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this statement and does not believe that the adoption of the provisions of this statement will have a material impact on the Company’s consolidated financial statements.

Except where otherwise stated below, matters less than $50,000 are not considered to be exceptions that require disclosure for the purpose of the following representations. This amount is not necessarily indicative of amounts that would require adjustment to or disclosure in the financial statements.

14.	There are no transactions that have not been properly recorded in the accounting records underlying the financial statements.

15.	The Company has no plans or intentions that may affect the carrying value or classification of assets and liabilities.

16.	The following, to the extent applicable, have been appropriately identified, properly recorded, and disclosed in the financial statements:

a.	Related party transactions and associated amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees (written or oral)

b.	Guarantees, whether written or oral, under which the Company is contingently liable.

17.	In preparing the financial statements in conformity with GAAP, management uses estimates. All estimates have been disclosed in the financial statements for which known information available prior to the issuance of the financial statements indicates that both of the following criteria are met:

a.	It is at least reasonably possible that the estimate of the effect on the financial statements of a condition, situation, or set of circumstances that existed at the date of the financial statements will change in the near term due to one or more future confirming events.

b.	The effect of the change would be material to the financial statements.

18.	Risks associated with concentrations, based on information known to management, that meet all of the following criteria have been disclosed in the financial statements:

a.	The concentration exists at the date of the financial statements.

b.	The concentration makes the enterprise vulnerable to the risk of a near-term severe impact.

c.	It is at least reasonably possible that the events that could cause the severe impact will occur in the near term.

19.	There are no:

a.	Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

b.	Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB Statement No. 5, Accounting for Contingencies.

20.	The Company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged as collateral except as disclosed in the notes of the consolidated financial statements.

21.	The Company has complied with all aspects of contractual agreements that may have an effect on the financial statements in the event of noncompliance, as well as covenants of all agreements.

22.	No events have occurred subsequent to February 2, 2008 that requires consideration as adjustments to or disclosures in the financial statements.

23.	We have disclosed to you:

a.	Violations or possible violations of the Foreign Corrupt Practices Act (FCPA) and the resulting investigations and regulatory inquiries.

b.	The results of management’s assessment of the risk due to violations of the FCPA.

c.	Programs and controls designed and implemented to prevent and detect violations of the FCPA.

24.	With regard to the fair value measurements and disclosures of certain assets, liabilities, and specific components of equity, we believe that:

a.	The measurement methods, including the related assumptions, used in determining fair value were appropriate and were consistently applied in accordance with GAAP.

b.	The completeness and adequacy of the disclosures related to fair values are in conformity with accounting principles generally accepted in the United States of America.

c.	No events have occurred subsequent to February 2, 2008 that require adjustment to the fair value measurements and disclosures included in the consolidated financial statements.

c.	No events have occurred subsequent to February 2, 2008 that require adjustment to the fair value measurements and disclosures included in the consolidated financial statements.

25.	The Company, using its best estimates based on reasonable and supportable assumptions and projections, reviews long-lived assets for impairment in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The financial statements referred to above reflect all adjustments required by FASB Statement No. 144 as of February 2, 2008.

26.	We agree with the work of (1) Washington Inventory Service in performing procedures in connection with the physical inventory conducted at the stores near year-end, (2) Murray Devine & Company in performing a valuation of the Company’s stock, and (3) Holmes Murphy in assessing the reserves necessary for workers’ compensation and general liability self-insurance reserves at February 2, 2008. We have adequately considered the qualifications of Washington Inventory Services, Murray Devine & Company and Holmes Murphy in determining the amounts and disclosures used in the financial statements and underlying accounting records. We did not give any instructions, nor cause any instructions to be given, to Washington Inventory Service, Murray Devine & Company and Holmes Murphy with respect to values or amounts derived in an attempt to bias their work, and we are not aware of any matters that have affected the independence or objectivity of Washington Inventory Service, Murray Devine & Company and Holmes Murphy.

27.	Arrangements with financial institutions involving compensating balances or other arrangements involving restrictions on cash balances, line of credit, or similar arrangements have been properly disclosed in the financial statements. Specifically, management believes the presentation of bank deposits in the Wells Fargo Bank accounts are properly classified as cash on the balance sheet and outstanding checks per the Company’s books associated with these Wells Fargo Bank accounts are properly classified as accounts payable on the balance sheet given the Company has the right to offset associated with all its Wells Fargo Bank accounts.

28.	For financial instruments with off-balance-sheet credit risk (e.g., obligations for loans sold with recourse (with or without floating rate provision), fixed-rate and variable-rate loan commitments, financial guarantees, note issuance facilities at floating rates, letters of credit), the Company has disclosed the following:

a.	The face or contract amount

b.	The nature and terms, including a discussion of the:

•	Credit and market risks of those instruments

•	Cash requirements of those instruments

•	Related accounting policy pursuant to APB Opinion No. 22, Disclosure of Accounting Policies.

c.	The Company’s policy for requiring collateral or other security to support financial instruments subject to credit risk, information about the Company’s access to that collateral or other security, and the nature and brief description of the collateral or other security supporting those financial instruments.

29.	The methods and significant assumptions used to determine fair values of financial instruments result in a measure of fair value appropriate for financial statement measurement and disclosure purposes in accordance with GAAP.

30.	The Company has no off-balance-sheet derivative financial instruments (e.g., futures, options, swaps), including outstanding commitments to purchase or sell securities under forward placement and standby commitments.

31.	The Company has no derivative instruments or any embedded derivative instruments that require bifurcation.

32.	Receivables recorded in the financial statements represent valid claims against debtors for sales or other charges arising on or before the balance-sheet date and have been appropriately reduced to their estimated net realizable value.

33.	Provision has been made to reduce excess or obsolete inventories to their estimated net realizable value. LIFO inventory is recorded at lower of cost or market (LCM), with cost determined based on the retail method of accounting. All inventories are property of the Company and do not include any items consigned to it or any items billed to customers. Management believes the change in accounting from LIFO to FIFO for tax purposes for its negative pools is appropriate and no additional adjustment or disclosure to the financial statements is necessary at February 2, 2008.

34.	We believe that all expenditures that have been deferred to future periods are recoverable.

35.	A valuation allowance against deferred tax assets at the balance-sheet-date is not considered necessary, because it is more likely than not the deferred tax asset will be fully realized.

36.	The Company has excluded short-term obligations totaling $5,218,172 from current liabilities, because it intends to refinance the obligation on a long-term basis. The Company has the ability to consummate the refinancing, when considered necessary, by using the financing agreement referred to in Note G to the consolidated financial statements.

37.	We have disclosed to you all communications with tax authorities and/or communications with outside tax advisors.

38.	We do not have (a) asserted and unsettled income tax contingencies, or (b) unasserted income tax contingencies caused by uncertain tax positions taken in our income tax returns filed with the Internal Revenue Service and state tax authorities that are probable of assertion by such tax authorities under the provisions of FASB Statement No. 5, Accounting for Contingencies. Furthermore, we have not received either written or oral tax opinions that are contrary to our assessment.

39.	We have disclosed to you all new or changes to the existing 401 (k) savings plan, executive deferred compensation plan, key employee share ownership plan or directors deferred compensation plan, and stock compensation plan.

40.	We have no intention of terminating any of our 401 (k) savings plan, executive deferred compensation plan, key employee share ownership plan, directors deferred compensation plan, or stock compensation plan, or taking any other action that could result in an effective termination or reportable event for any of the plans. We are not aware of any occurrences that could result in the termination of any plans to which we contribute.

41.	Capital stock repurchase options or agreements or capital stock reserved for options, warrants, conversions, or other requirements have been properly disclosed in the financial statements.

42.	Provision has been made for any loss to be sustained in the fulfillment of, or from inability to fulfill, any sales commitments.

43.	Provision has been made for any loss to be sustained as a result of purchase commitments for inventory quantities in excess of normal requirements or at prices in excess of the prevailing market prices.

44.	Provision has been made for losses to be sustained in the fulfillment of, or from the inability to fulfill, any commitments to purchase or sell securities under forward-placement, financial futures contracts, and standby commitments.

45.	We have fully disclosed to you all sales terms, including all rights of return or price adjustments and any warranty provisions.

46.	All documentation related to sales transactions is contained in customer and vendor files. We also confirm that:

a.	We are not aware of any “side agreements” with any companies that are inconsistent with the applicable sales agreement, the customer’s purchase order, sales invoice, or any other documentation contained in the customer’s file. For the purposes of this letter, a “side agreement” is any agreement, understanding, promise, or commitment whether written (e.g., in the form of a letter or formal agreement or in the form of any exchange of physical or electronic communications) or oral by or on behalf of the Company (or any subsidiary, director, employee, or agent of the Company) with a customer from whom revenue has been recognized that is not contained in the written purchase order from the customer or sales order confirmation and sales invoice of the Company delivered to or generated by the Company’s Accounting and Finance Department. The definition of a side agreement is not limited by any particular subject matter. For purposes of example only, any agreement not contained in the written purchase order from the customer or sales order and sales invoice of the Company that relates to return rights, acceptance rights, future pricing, payment terms, free consulting, free maintenance, or exchange rights would be a side agreement.

b.	We are not aware of any commitments or concessions to a customer regarding pricing or payment terms outside of the terms documented in the customer’s file.

47.	With regard to share-based compensation:

a.	The measurement methods, including the related assumptions, used in determining fair value of the awards were appropriate and were consistently applied.

b.	Grant dates used in measuring stock-based compensation are consistent with the criteria established by FASB Statement No. 123R, Share-Based Payment, and its related interpretations and represent the date when the employer and employee have a mutual understanding of the key terms and conditions of the share-based compensation arrangement

c.	Compensation cost has been recognized for any share-based awards that vest upon satisfaction of service and/or performance conditions if it is probable that the required service will be rendered and the performance condition (if any) will be achieved.

47.	The Company believes its sales tax reserve of approximately $30,000 recorded at February 2, 2008 is appropriate. The amount is estimated based upon historical sales tax audits, which the Company believes is reasonable.

48.	The Company believes its income tax reserve of approximately $60,000 recorded at February 2, 2008 is appropriate. The amount has been classified as a long term liability and is related to historical exposure specifically related to state tax matters (i.e. Contract Retail). The Company believes this treatment is consistent and reasonable.

49.	The Company projects the balance of the LB775 credit earned at February 2, 2008 will be allocated $480,000 to income tax and the remaining will be used to offset future sales and use tax refunds on other property used at the project. The Company believes they will maintain the minimum levels of $3,000,000 in investment and 30 full time equivalent employees and therefore does not believe recapture provisions will apply.

50.	All bonuses earned by employees have properly been accrued for at February 2, 2008 and were paid prior to April 15, 2008.

51.	Deferred financing fees are amortized using the straight-line method, which approximates the effective yield method, over the term of the related financing agreement.

52.	The Company has 20,000,000 of authorized shares of common stock. The Company currently is issuing shares, which have been held as treasury stock for exercises of stock options given 20,000,000 shares have been issued. This is appropriate and there are no legal security violations or considerations necessary associated with the insurance of the shares held as treasury stock for the fiscal year ended February 2, 2008.

53.	The Company has recorded approximately $360,000 accounts receivable related to refund of rent at Madison Wisconsin retail store location. Based on the terms of the lease agreement, management believes they overpaid rent during the third lease year and those amounts will be recaptured by reducing future rent payments.

Jeff Gordman, President and Chief Executive Officer

Mike James, Vice President of Finance and Chief Financial Officer

Patrick Medinger, Controller

APPENDIX A

GORDMANS, INC. AND SUBSIDIARIES

Summary of Disclosure Items Passed

Year Ended February 2, 2008

The Company did not disclose the fair value of debt in accordance with FASB 107, Disclosures about Fair Value of Financial Instruments within the footnotes to the consolidated financial statements at February 2, 2008 as the difference between carrying value and fair value of debt is not material to the consolidated financial statements.

SECTION 3.7(f)

LETTERS OF CREDIT

1) See attached summary and letters of credit.

Gordmans Inc.

Letters of Credit Outstanding

8/18/2008

Beneficiary	Amount	Expiration Date

CIT	5,000,000.00
Duetsche Bank - DC mortgage	597,000.00	Sept 2008
St. Paul Fire & Marine (Travelers)	120,000.00
Entergy (utility deposit)	30,000.00

Import LCs (see attached)	1,177,187.33	by 9/20/2008

	6,924,187.33

WELLS FARGO BANK, N.A. TRADE SERVICES DIVISION, NORTHERN CALIFORNIA ONE FRONT STREET, 21ST FLOOR SAN FRANCISCO, CALIFORNIA 94111 Contact Phone: 1(800) 798-2815 (Option 1) Email: sftrade@wellsfargo.com

AMENDED AND RESTATED LETTER OF CREDIT

The CIT Group/Commercial Services, Inc.	Date: August 25,2005
300 South & Grand Avenue, Ste 1200	Letter of Credit No.: NZS900931
Los Angeles, CA 90071	Amendment No. 1
Attn: George F. Dazet

Ladies and Gentlemen:

This Amendment is to be considered as part of the above Letter of Credit and must be attached thereto.

The text of the above mentioned Letter of Credit is Meted in its entirety and replaced by the following:

Quote

IRREVOCABLE LETTER OF CREDIT

The CIT Group/Commercial Services, Inc.	Date: August 24, 2005
300 South Grand Avenue, Ste 1200	Letter of Credit No.: NZS900931
Los Angeles, CA 90071
Attn: George F. Dazet

Ladies and Gentlemen:

At the request and for the account of Gordmans, Inc., 12100 West Center Road, Omaha, NE 68144 (the “Applicant”), we hereby establish our irrevocable Letter of Credit in your favor in the amount of Two Million United States Dollars (US$ 2,000,000.00) available with us at our office above by payment of your draft(s) drawn on us at sight accompanied by your signed and dated statement worded in either of the formats as follows:

“The undersigned, an authorized officer of The CIT Group/Commercial Services, Inc. hereby certifies that the amount drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931 is due us in connection with invoice(s) rendered by our factored clients, whether or not matured, that have not been paid by Gordmans, Inc.”

or

“The undersigned, an authorized officer of The CIT Group/Commercial Services, Inc. hereby certifies that the amount drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931 represents indebtedness, some or all of which has been paid, but which payment or a portion thereof was paid within ninety (90) days of a Petition in Bankruptcy under the Bankruptcy Code or an assignment for the benefit of creditors, filed by or against Gordmans, Inc.”

Partial and multiple drawings are permitted under this Letter of Credit

1

This is an integral part of Letter of Credit Number NZS900931

Each draft must be marked “Drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931.”

If any instructions accompanying a drawing under this Letter of Credit request that payment is to be made by transfer to an account with us or at another bank, we and/or such other bank may rely on an account number specified in such instructions even if the number identifies a person or entity different from the intended payee.

This Letter of Credit expires at our above-specified office on February 26, 2006 (the “Expiration Date”)

We hereby engage with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duty honored.

This Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication NO. 590 (the “ISP98”). As to matters not covered by ISP98, this letter of credit shall be governed by die Laws of the State of New York.

We hereby engage with you that draft(s) drawn under and in compliance with the terms of this Letter of Credit will be duly honored if drawn and presented on or before the later of: (1) the expiration date; or (2) 120 days from the date of a petition or assignment referred to above, but in any event, no later than 120 days from the expiration date of this Letter of Credit.

Unquote

Very truly yours

WELLS EARGO BANK, N.A.

By:
(Authorized Signature)
SOCCI LOZANO
ASSISTANT VICE PRESIDENT

2

Date: January 27, 2006	Amendment to credit no. NZS900931 Amendment Number: 2

Applicant: Gordmans, Inc. 12100 West Center Road Omaha, NE 68144

Beneficiary:

The CIT Group/ Commercial Services Inc.

300 South Grand Avenue

Los Angeles, CA 90071

This amendment is to be considered as part of the above credit and must be attached thereto.

The above-mentioned credit is amended as follows:

The amount of this credit has been increased by USD 3,000,000.00.

The amount of the credit issued now totals USD 5,000,000.00.

The date of expiry is amended to: August 26,2006.

The following additional condition has been added:

The applicant party is now amended to:

Gordmans Management Company, Inc. and / or Gordmans, Inc.

12100 West Center Road

Omaha, NE 68144

Wherever the name, “Gordmans, Inc.” appears has now been amended to read as “Gordmans Management Company, Inc. and / or Gordmans, Inc.”

All other terms unchanged.

Authorized Signature

Please contact Rajneet Singh by telephone at 415-396-3617 or by fax at 415-296-8905 or our helpline at 1-800-798-2815 option 1 regarding any inquiries.

One Front Street, 21st Floor

San Francisco. CA 94111

DATE: AUGUST 2, 2006	AMENDMENT TO CREDIT NO. NZS900931 AMENDMENT NUMBER: 3

APPLICANT: GORDMANS MANAGEMENT COMPANY, INC. AND/OR GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 CIT

BENEFICIARY:

THE CIT GROUP/COMMERCIAL SERVICES INC.

300 SOUTH GRAND AVENUE

LOS ANGELES CA 90071

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE EXPIRY DATE OF THIS CREDIT IS NOW EXTENDED TO FEBRUARY 26, 2007.

ALL OTHER TERMS UNCHANGED.

AMENDMENT NUMBER: 3

AUTHORIZED SIGNATURE

PLEASE CONTACT BENJAMIN GIN BY TELEPHONE AT 415-396-3367 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JANUARY 26, 2007	AMENDMENT TO CREDIT NO. NZS900931 AMENDMENT NUMBER: 4

APPLICANT: GORDMANS MANAGEMENT COMPANY, INC. AND/OR GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 CIT

BENEFICIARY:

THE CIT GROUP/COMMERCIAL SERVICES INC.

300 SOUTH GRAND AVENUE

LOS ANGELES CA 90071

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: FEBRUARY 27, 2009.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT DEA MAE CONRATH BY TELEPHONE AT 415-396-6208 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

DATE: JANUARY 26, 2007	AMENDMENT TO CREDIT NO. NZS900931 AMENDMENT NUMBER:

APPLICANT: GORDMANS MANAGEMENT COMPANY, INC. AND/OR GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 CIT

BENEFICIARY:

THE CIT GROUP/COMMERCIAL SERVICES INC.

300 SOUTH GRAND AVENUE

LOS ANGELES CA 90071

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: JUNE 27, 2008.

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

INTERNAL AMENDMENT TO ADD 120 DAYS TO EXPIRY DATE 6/27/08.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT DEA MAE CONRATH BY TELEPHONE AT 415-396-6208 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JANUARY 28, 2008	AMENDMENT TO CREDIT NO. NZS900931 AMENDMENT NUMBER: 5

APPLICANT: GORDMANS MANAGEMENT COMPANY, INC. AND/OR GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 CIT

BENEFICIARY:

THE CIT GROUP/COMMERCIAL SERVICES INC.

300 SOUTH GRAND AVENUE

LOS ANGELES CA 90071

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: FEBRUARY 27, 2009.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT EISA M.W. CHAU BY TELEPHONE AT 415-396-8364 OR BY FAX AT (415) 296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: NOVEMBER 15, 2004	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 1

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

PATRICIAN FINANCIAL COMPANY LTD

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE BENEFICIARY PARTY HAS BEEN AMENDED:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA MA 20814

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415)284-9453 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

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PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JUNE 10, 2005	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 2

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: JULY 10, 2006.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT PHEE H. CHEN BY TELEPHONE AT 415-396-3377 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JULY 7, 2006	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 3

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: JULY 10, 2007.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JULY 5, 2007	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 4

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE DATE OF EXPIRY IS AMENDED TO: JULY 10, 2008.

ALL OTHER TERMS UNCHANGED.

AMENDMENT NUMBER: 4

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JUNE 25, 2008	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 5

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA, MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE DATE OF EXPIRY IS AMENDED TO: SEPTEMBER 1, 2008.

THIS CREDIT IS TRANSFERABLE AND TRANSFER MAY ONLY BE EFFECTED BY WELLS FARGO BANK, N.A., PROVIDED THAT YOU DELIVER TO US YOUR WRITTEN TRANSFER REQUEST INFORM AND SUBSTANCE SATISFACTORY TO US WITH YOUR SIGNATURE AUTHENTICATED BY A BANKING INSTITUTION. THE TRANSFER REQUEST MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND ANY AMENDMENTS TOGETHER WITH PAYMENT OF OUR CUSTOMARY CHARGES OF  1/4 OF ONE PERCENT OF THE AMOUNT TO BE TRANSFERRED (MINIMUM USD 250,00) PLUS OUR OUT-OF-POCKET EXPENSES, IF ANY.

BENEFICIARY'S NAME IS AMENDED AS FOLLOWS:

WELLS FARGO BANK, N.A., FORMERLY KNOWN AS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF NATIONSLINK FUNDING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-2 C/O MIDLAND LOAN SERVICES, INC., ATTENTION: COLLATERAL SERVICES, 10851 MASTIN, SUITE 300, OVERLAND PARK, KS 66210.

WE WERE INFORMED BY DEUTSCHE BANK MORTGAGE SERVICES THAT THE NEW BENEFICIARY HAS THE ORIGINAL STANDBY L/C AND AMENDMENTS. .

ALL OTHER TERMS UNCHANGED.

AMENDMENT NUMBER: 5

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415) 296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

File Copy

PAGE: 2

DATE: JUNE 24, 2008	AMENDMENT TO CREDIT NO. NZS900932 AMENDMENT NUMBER: 5

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY;

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITS 1150

BETHESDA, MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MOST BE > ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

BENEFICIARY’S NAME IS AMENDED AS FOLLOWS:

WELLS FARGO BANK, N.A., FORMERLY KNOW AS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF NATIONSLINK FUNDING CORPORATION„ COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-2 C/MIDLAND LOAN SERVICES, INC., ATTENTION: COLLATERAL SERVICES, 10851 MASTIN, SUITS 300, OVERLAP PARK/ KS 6(5210.

PLEASE NOTE THAT THE TERMS OF THIS AMENDMENT ARE SUBJECT TO YOUR CONSENT. THEREFORE, IF THE AMENDMENT IS ACCEPTABLE TO YOU, PLEASE SIGNIFY YOUR AGREEMENT BY SIGNING THE ATTACHED COPY IN THE SPACE PROVIDE AND RETURN IT TO US. IF IT IS NOT ACCEPTABLE TO YOU, PLEASE SO ADVISE US IMMEDIATELY.

WE WERE INFORMED BY DEUTSCHE BANK MORTGAGE SERVICES THAT THE NEW BENEFICIARY HAS THE ORIGINAL STANDBY L/C AND AMENDMENTS.

THIS CREDIT IS TRANSFERABLE AND TRANSFER MAY ONLY BE EFFECTED BY WELLS FARGO BANK, N.A., PROVIDED THAT YOU DELIVER TO US YOUR WRITTEN TRANSFER REQUEST INFORM AND SUBSTANCE SATISFACTORY TO US WITH YOUR SIGNATURE AUTHENTICATED BY ABANKING INSTITUTION. THE TRANSFER REQUEST MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND ANY AMENDMENTS TOGETHER WITH PAYMENT OF OUR CUSTOMARY CHARGES OF  1/4 OF ONE PERCENT OF THE AMOUNT TO BE TRANSFERRED (MINIMUM USD 250.00) PLUS OUR OUT-OF-POCKET EXPENSES, IF ANY.

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

ALL OTHER TERMS UNCHANGED.

AMENDMENT NUMBER: 5

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415) 296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES

Copy – Not Original Instrument

PAGE: 2

ONE FRONT STREET- 21st FLOOR

MAC # A0195-212

SAN FRANCISCO, CALIFORNIA, 94111

CONTACT PHONE: 1(800) 798-2815 OPTION 1

EMAIL: sftrade@wellsfargo.com

AMENDMENT TO IRREVOCABLE LETTER OF CREDIT

Letter of Credit No. NZS900933
Date: May 16, 2007 Amendment No. 1

BENEFICIARY:	APPLICANT:
Entergy Mississippi, Inc.,	Gordmans, Inc.,
Collection Dept	12100 West Center Road
P.O. Box 6008	Omaha, NE 68144
Mail Unit L-JEF-359
New Orleans, LA 70174

Ladies and Gentlemen:

This Amendment is to be considered as part of the above Letter of Credit and must be attached thereto:

The above mentioned Letter of Credit is amended as follows:

The Date of expiry is amended to: March 31, 2008.

The beneficiary Party has been amended:

Entergy Mississippi, Inc.,

Collection Dept

Mail Unit L-WMO-440

P.O. Box 35803

West Monroe, LA 70294

All other terms remain unchanged

Very truly yours,

WELLS FARGO BANK, N.A.

By:
(Authorized Signature)
MIKE LIN ASSISTANT VICE PRESIDENT

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: MARCH 17, 2008	AMENDMENT TO CREDIT NO. NZS900933 AMENDMENT NUMBER: 2
APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 ENTERGY

BENEFICIARY:

ENTERGY MISSISSIPPI, INC.

COLLECTION DEPT MAIL UNIT L-WMO-440

P.O. BOX 35803

WEST MONROE LA 70294

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: MAY 31, 2009.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT LILIAN CHU BY TELEPHONE AT 415-396-6207 OR BY FAX AT (415)296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

File Copy

PAGE: 1

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JANUARY 10, 2006	AMENDMENT TO CREDIT NO. NZS900934 AMENDMENT NUMBER: 1

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004A

BENEFICIARY:

ST. PAUL FIRE & MARINE INSURANCE C

ATTN: DEDUCTIBLE ACCTNG MAIL 1GRC

385 WASHINGTON ST.

ST. PAUL MN 55102

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

AS PER BENEFICIARY REQUEST TO CHANGE THEIR ADDRESS.

THE BENEFICIARY PARTY HAS BEEN AMENDED:

ST. PAUL FIRE & MARINE INSURANCE C

1 TOWER SQUARE -10 CR, CREDIT RISK

MANAGEMENT, ATTN: R. THOMAS COFFEY

HARFORD, CT 06183

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT EISA M.W. CHAU BY TELEPHONE AT 415-396-8364 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

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PAGE: 1

Northern California

One Front Street, 21st Floor

San Francisco, CA 94111

DATE: JUNE 21, 2007	AMENDMENT TO CREDIT NO. NZS900934 AMENDMENT NUMBER: 2

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004A

BENEFICIARY:

ST. PAUL FIRE & MARINE INSURANCE C

1 TOWER SQUARE -10 CR, CREDIT RISK

MANAGEMENT, ATTN: R. THOMAS COFFEY

HARFORD, CT 06183

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN DECREASED BY USD 38,000.00.

THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 277,000.00.

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

PLEASE NOTE THAT THE TERMS OF THIS AMENDMENT ARE SUBJECT TO YOUR CONSENT. THEREFORE, IF THE AMENDMENT IS ACCEPTABLE TO YOU, PLEASE SIGNIFY YOUR AGREEMENT BY SIGNING THE ATTACHED COPY IN THE SPACE PROVIDED AND RETURN IT TO US. IF IT IS NOT ACCEPTABLE TO YOU, PLEASE SO ADVISE US IMMEDIATELY.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE
MIKE LIN
ASSISTANT VICE PRESIDENT

PLEASE CONTACT KAREN WONG BY TELEPHONE AT 415.396.3617 OR BY FAX AT (415)296-8905 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

Advising Bank Copy - Not Original Instrument

PAGE: 1

DATE: JULY 28, 2008	AMENDMENT TO CREDIT NO. NZS900934 AMENDMENT NUMBER:

APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004A

BENEFICIARY:

ST. PAUL FIRE & MARINE INSURANCE C

1 TOWER SQUARE -10 CR, CREDIT RISK

MANAGEMENT, ATTN: R. THOMAS COFFEY

HARFORD, CT 06183

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN DECREASED BY USD 157,000.00.

THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 120,000.00.

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

INTERNAL AMENDMENT TO REDUCE L/C AMOUNT RECEIVED BENEFICIARY’S CONSENT ON 07/28/2008.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT AMY V. MARIO BY TELEPHONE AT 415-396-6209 OR BY FAX AT (415)296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

PAGE: 1

PAGE: 1

DATE: JULY 25, 2008	AMENDMENT TO CREDIT NO. NZS900934 AMENDMENT NUMBER: 3
APPLICANT: GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 10/26/2004A

BENEFICIARY:

ST. PAUL FIRE & MARINE INSURANCE C

1 TOWER SQUARE -10 CR, CREDIT RISK

MANAGEMENT, ATTN: R. THOMAS COFFEY

HARFORD, CT 06183

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE AMOUNT OF THIS CREDIT HAS BEEN DECREASED BY USD 157,000.00.

THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 120,000.00.

PLEASE NOTE THAT THE TERMS OF THIS AMENDMENT ARE SUBJECT TO YOUR CONSENT, THEREFORE, IF THE AMENDMENT IS ACCEPTABLE TO YOU, PLEASE SIGNIFY YOUR AGREEMENT BY SIGNING THE ATTACHED COPY IN THE SPACE PROVIDED AND RETURN IT TO US. IF IT IS NOT ACCEPTABLE TO YOU, PLEASE SO ADVISE US IMMEDIATELY.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT AMY V. MARIO BY TELEPHONE AT 415-396-6209 OR BY FAX AT (415) 296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

Copy - Not Original Instrument

NON-NEGOTIABLE COPY

Wells Fargo Bank, N.A. Operations Group Northern California One Front Street, 21st Floor San Francisco, CA 94111

PAGE: 1

DATE: JANUARY 28, 2008	AMENDMENT TO CREDIT NO.
NZS900931
AMENDMENT NUMBER: 5

APPLICANT:
GORDMANS MANAGEMENT COMPANY, INC.
AND/OR GORDMANS, INC.
12100 WEST CENTER ROAD
OMAHA, NE 68144
CIT

BENEFICIARY:

THE CIT GROUP/COMMERCIAL SERVICES

INC.

300 SOUTH GRAND AVENUE

LOS ANGELES CA 90071

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE DATE OF EXPIRY IS AMENDED TO: FEBRUARY 27, 2009.

ALL OTHER TERMS UNCHANGED.

JAI R. CHAUDHARY
VICE PRESIDENT	AUTHORIZED SIGNATURE

PLEASE CONTACT EISA M.W. CHAU BY TELEPHONE AT 415-396-8364 OR BY FAX AT (415) 296-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

Original

WELLS FARGO BANK AND ITS AFFILIATES

APPLICATION FOR AMENDMENT TO LETTER OF CREDIT

	FOR	Document Track
Date	BANK	No.
USE
1/26/2006	ONLY

WE HEREBY REQUEST THAT IRREVOCABLE LETTER OF CREDIT NO. 900931

ISSUED BY:    ☒  WELLS FARGO BANK, N. A.        ☐  WELLS FARGO HSBC TRADE BANK, N. A.

                          ☐  WELLS FARGO BANK TEXAS, N. A.        ☐  WELLS FARGO BANK MINNESOTA, N. A.

IN FAVOR OF: The CIT Group / Commercial Service Inc.

PARTY NAMED AS APPLICANT: Gordmans Management Company, Inc.

BE AMENDED BY    ☐  CABLE/TELEX    ☐  COURIER     ☐  MAIL    ☒  OTHER: Facsimile

AS FOLLOWS:

1.	LETTER OF CREDIT AMOUNT IS REDUCED BY $

2.	LETTER OF CREDIT AMOUNT IS INCREASED BY $ 3,000,000.00

3.	LATEST SHIPMENT DATE IS EXTENDED TO

4.	LETTER OF CREDIT EXPIRATION DATE IS EXTENDED TO 8/26/2006

Special instructions for issuing bank staff only:

Please overnight the stanby LC amendment to the following:

CIT Capital c/o George Dazet, 300 South Grand Ave., Ste. 1200., L.A. California, 90071.

Fax copy to Attn. George Dazet, (213) 613-2491

Fax copy to Attn. Patrick Medinger, (402) 691-4269

TO BE COMPLETED BY THE ENTITY TO WHOM THE APPLICATION FOR THE LETTER OF CREDIT WAS ADDRESSED			APPLICANT’S AGREEMENT AND SIGNATURE:
Applicant’s signature on this Application is verified. Issuance of the amendment has been approved in accordance with the credit policies and procedures of the Wells Fargo entity to whom the Application for the Letter of Credit was addressed.			WE UNDERSTOOD THAT THIS AMENDMENT IS SUBJECT TO ACCEPTANCE BY THE BENEFICIARY AND ANY CONFIRMING BANK. ALL OTHER TERMS AND CONDITIONS OF THE LETTER OF CREDIT REMAIN UNCHANGED.
APPROVING OFFICER’S OFFICE (Please Type or Print)
Gordmans Management Company, Inc.
PHONE	MAC	AU	APPLICANT
Controller
APPROVING OFFICER’S NAME (Please Type or Print)			AUTHORIZED SIGNATURE	TITLE

APPROVING OFFICER’S SIGNATURE	DATE		AUTHORIZED SIGNATURE	TITLE

WELLS FARGO BANK, N.A.

TRADE SERVICES DIVISION, NORTHERN CALIFORNIA

ONE FRONT STREET, 21ST FLOOR

SAN FRANCISCO, CALIFORNIA 94111

Contact Phone: 1(800) 798-2815 (Option 1)

Email: sftrade@wellsfargo.com

IRREVOCABLE LETTER OF CREDIT

The CIT Group/Commercial Services, Inc.	Date: August 24, 2005
300 South Grand Avenue, Ste 1200	Letter of Credit No.: NZS900931
Los Angeles, CA 90071
Attn: George F. Dazet

Ladies and Gentlemen:

At the request and for the account of Gordmans, Inc., 12100 West Center Road, Omaha, NE 68144 (the “Applicant”), we hereby establish our irrevocable Letter of Credit in your favor in the amount of Two Million United States Dollars (US$ 2,000,000.00) available with us at our office above by payment of your draft(s) drawn on us at sight accompanied by your signed and dated statement worded in either of the formats as follows:

“The undersigned, an authorized officer of The CIT Group/Commercial Services, Inc. hereby certifies that the amount drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931 is due us in connection with invoice(s) rendered by our factored clients, whether or not matured, that have not been paid by Gordmans, Inc.”

or

“The undersigned, an authorized officer of The CIT Group/Commercial Services, Inc. hereby certifies that the amount drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931 represents indebtedness, some or all of which has been paid, by which payment or a portion thereof was paid within ninety (90) days of a Petition in Bankruptcy under the Bankruptcy Code or an assignment for the benefit of creditors, filed by or against Gordmans, Inc.”

Partial and multiple drawings are permitted under this Letter of Credit.

Each draft must be marked “Drawn under Wells Fargo Bank, N.A. Letter of Credit No. NZS900931.”

If any instructions accompanying a drawing under this Letter of Credit request that payment is to be made by transfer to an account with us or at another bank, we and/or such other bank may rely on an account number specified in such instructions even if the number identifies a person or entity different from the intended payee.

This Letter of Credit expires at our above-specified office on February 26, 2006.

BY THIS ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

.+++. WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS, AND BONA FIDE HOLDERS OF ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT, THAT SUCH DRAFTS WILL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE (EXPIRATION DATE) THE EXPIRATION DATE).

.+++. WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED ON OR BEFORE THE LATER OF (1) THE EXPIRATION DATE OR (2) 120 DAYS FROM THE DAYS FROM THE DATE OF A PETITION OR ASSIGNMENT REFERRED TO ABOVE, BUT IN ANY EVENT, NO LATER THAN 120 DAYS FROM THE EXPIRATION DATE.

.+++. VERY TRULY YOURS,

(BANK)
.+++. BY:
(AUTHORIZED SIGNATURE)
NAME:
TITLE:

SPECIAL INSTRUCTIONS TO ISSUING BANK STAFF ONLY:

PLEASE OVERNITE OR EMAIL THE STANDBY L/C TO THE FOLLOWING:

george.dazet@cit.com or mail to CIT CAPITAL C/O GEORGE F. DAZET

300 SOUTH GRAND AVENUE, STE 1200., LOS ANGELES, CA 90071

APPLICANTS AGREEMENT AND SIGNATURE: APPLICANT’S SIGNATURE HERE INDICATES AGREEMENT TO ALL THE TERMS AND CONDITIONS ALL PAGES OF THIS APPLICATION AND APPLICANT’S AGREEMENT THAT THE LETTER OF CREDIT AND ITS ISSUANCE WILL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT AGREEMENT BETWEEN APPLICANT AND THE ENTITY TO WHOM THIS APPLICATION IS ADDRESSED.

THIS APPLICATION IS SIGNED BY APPLICANT’S DULY AUTHORIZED REPRESENTATIVE OR REPRESENTATIVES ON THE DATE SPECIFIED ABOVE.

Applicant	Address

Authorized Signature/Title	Address

Authorized Signature/Title	Address

This is an integral part of Letter of Credit Number NZS900931

We hereby engage with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored.

This Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication NO. 590 (the “ISP98”). As to matters not covered by ISP98, this letter of credit shall be governed by the Laws of the State of New York.

We hereby engage with you that draft(s) drawn under and in compliance with the terms of this Letter of Credit will be duly honored if drawn and presented on or before the later of (1) the expiration date; or (s) 120 days from the date of a petition or assignment referred to above, but in any event, no later than 120 days from the expiration date of this Letter of Credit.

Very truly yours

WELLS FARGO BANK., N.A

By:
(Authorized Signature)
EISA CHAU
ASSISTANT VICE PRESIDENT

Wells Fargo Bank, N.A. Operations Group Northern California One Front Street, 21st Floor San Francisco, CA 94111	PAGE: 1

DATE: JUNE 25, 2008	AMENDMENT TO CREDIT NO.
NZS900932
AMENDMENT NUMBER: 5

APPLICANT:
GORDMANS, INC.
12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004

BENEFICIARY:

DEUTSCHE BANK MORTGAGE SERVICES

4550 MONTGOMERY AVENUE SUITE 1150

BETHESDA, MA 20814

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS :

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE DATE OF EXPIRY IS AMENDED TO: SEPTEMBER 1, 2008.

THIS CREDIT IS TRANSFERABLE AND TRANSFER MAY ONLY BE EFFECTED BY WELLS FARGO BANK, N.A., PROVIDED THAT YOU DELIVER TO US YOUR WRITTEN TRANSFER REQUEST INFORM AND SUBSTANCE SATISFACTORY TO US WITH YOUR SIGNATURE AUTHENTICATED BY A BANKING INSTITUTION. THE TRANSFER REQUEST MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS CREDIT AND ANY AMENDMENTS TOGETHER WITH PAYMENT OF OUR CUSTOMARY CHARGES OF 1/4 OF ONE PERCENT OF THE AMOUNT TO BE TRANSFERRED (MINIMUM USD 250.00) PLUS OUR OUT-OF-POCKET EXPENSES, IF ANY.

BENEFICIARY’S NAME IS AMENDED AS FOLLOWS:

WELLS FARGO BANK, N.A., FORMERLY KNOWN AS NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF NATIONSLINK FUNDING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-2 C/O MIDLAND LOAN SERVICES, INC., ATTENTION: COLLATERAL SERVICES, 10851 MASTIN, SUITE 300, OVERLAND PARK, KS 66210.

WE WERE INFORMED BY DEUTSCHE BANK MORTGAGE SERVICES THAT THE NEW BENEFICIARY HAS THE ORIGINAL STANDBY L/C AND AMENDMENTS.

ALL OTHER TERMS UNCHANGED.

AMENDMENT NUMBER: 5

Original

Operations Group

Northern California

One Front Street, 21st Floor

San Francisco, CA 94111

PAGE: 1

DATE OF ISSUE: NOVEMBER 2, 2004	OUR IRREVOCABLE STANDBY CREDIT: NZS900932

DATE OF EXPIRY: JULY 10, 2005 PLACE OF EXPIRY: AT OUR ABOVE COUNTERS

APPLICANT: GORDMANS, INC.	BENEFICIARY:
12100 WEST CENTER ROAD OMAHA, NE 68144	PATRICIAN FINANCIAL COMPANY LTD 4550 MONTGOMERY AVENUE SUITE 1150 BETHESDA MA 20814, US

AMOUNT: USD 597,003.00 FIVE HUNDRED NINETY SEVEN THOUSAND THREE AND 00/100’S US DOLLARS

WE HEREBY ESTABLISH IN YOUR FAVOUR THIS CREDIT AVAILABLE WITH WELLS FARGO BANK, N.A., SAN FRANCISCO, CA BY PAYMENT OF YOUR DRAFT(S) AT SIGHT DRAWN ON WELLS FARGO BANK, N.A. ACCOMPANIED BY:

1 - YOUR SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:

THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF PATRICIAN FINANCIAL LTD., (THE “BENEFICIARY”) HEREBY CERTIFIES THAT: (A) THE AMOUNT OF THE ACCOMPANYING DRAFT DRAWN UNDER WELLS FARGO BANK, N.A. LETTER OF CREDIT NO. NZS900932 REPRESENTS THE AMOUNT WHICH IS PAST DUE AND REMAIN UNPAID AND (B) COPY(IES) OF THE UNPAID INVOICES PERTAINING TO THIS DRAWING WERE SENT DIRECTLY TO GORDMANS, INC. AT THE ABOVE ADDRESS.

OTHER TERMS AND CONDITIONS:

ALL CHARGES FOR AMENDMENTS AND THEIR COURIER CHARGES ISSUED AT THE REQUEST OF THE BENFICAIRY ARE FOR BENEFICIARY’S ACCOUNT.

PARTIAL DRAWINGS ARE PERMITTED. (MORE THAT ONE DRAFT MAY BE DRAWN AND PRESENTED UNDER THE LETTER OF CREDIT.)

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

Customer Copy – Not Original Instrument

Operations Group Northern California One Front Street, 21st Floor San Francisco, CA 94111	PAGE: 2

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: NZS900932

DOCUMENTS MUST BE PRESENTED TO US NO LATER THAN 5:00 P.M.

DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS CREDIT.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL CREDIT FOR OUR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT.

DOCUMENTS MUST BE FORWARDED TO US VIA COURIER IN ONE PARCEL AND MAY BE MAILED TO WELLS FARGO BANK, N.A., TRADE SERVICES OPERATIONS-NORTH, ONE FRONT STREET, 21ST FLOOR, MAC: A0195-212, SAN FRANCISCO, CA 94111.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500, AND ENGAGE US IN ACCORDANCE WITH THE TERMS THEREOF.

AUTHORIZED SIGNATURE

PLEASE CONTACT ERLINDA V. ANICETE BY TELEPHONE AT 415-396-8131 OR BY FAX AT (415) 234-9453 OR OUR HELPLINE AT 1-800-798-2815 OPTION 1 REGARDING ANY INQUIRIES.

Customer Copy - Not Original Instrument

Operations Group Northern California One Front Street, 21st Floor San Francisco, CA 94111	PAGE: 1

DATE: JULY 25, 2008	AMENDMENT TO CREDIT NO. NZS900934
AMENDMENT NUMBER: 3

APPLICANT: GORDMANS, INC.
12100 WEST CENTER ROAD OMAHA, NE 68144

10/26/2004A

BENEFICIARY:

ST. PAUL FIRE & MARINE INSURANCE C

TOWER SQUARE –10 CR, CREDIT RISK

MANAGEMENT, ATTN: R. THOMAS COFFEY

HARFORD, CT 06183

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:

THE AMOUNT OF THIS CREDIT HAS BEEN DECREASED BY USD 157,000.00.

THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 120,000.00.

PLEASE NOTE THAT THE TERMS OF THIS AMENDMENT ARE. SUBJECT TO YOUR CONSENT. THEREFORE, IF THE AMENDMENT IS ACCEPTABLE TO YOU, PLEASE SIGNIFY YOUR AGREEMENT BY SIGNING THE ATTACHED COPY IN THE SPACE PROVIDED AND RETURN IT TO US. IF IT IS NOT ACCEPTABLE TO YOU, PLEASE SO ADVISE US IMMEDIATELY.

ALL OTHER TERMS UNCHANGED.

AUTHORIZED SIGNATURE

PLEASE CONTACT AMY V. MARIO BY TELEPHONE AT 415-396-6209 OR BY FAX AT (415) 96-8905 OR TRADE CONNECTIONS AT 1-800-798-2815 REGARDING ANY INQUIRIES.

Advising Bank Copy - Not Original Instrument

TO: Angie S. V119402

CREDIT NO.	ISSUE DATE	EXPIRY DATE	AMOUNT
SM204949W	SEPT. 16, 2003	AUG. 31, 2004	US$	315,000.00

BENEFICIARY:	APPLICANT:
ST. PAUL FIRE & MARINE INSURANCE COMPANY 385 WASHINGTON STREET ST. PAUL, MN 55102-1396	GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144
ATTN: DEDUCTIBLE ACCOUNTING MAIL CODE 1 GRC

DEAR BENEFICIARY:

WE HEREBY ESTABLISH THIS CLEAN, IRREVOCABLE AND UNCONDITIONAL LETTER OF CREDIT IN YOUR FAVOR, EFFECTIVE IMMEDIATELY. EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR. DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF ALL THE BENEFICIARY’S POLICYHOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. SM204949W FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED AT OUR OFFICE AT WACHOVIA BANK, NATIONAL ASSOCIATION STANDBY LC OPERATIONS – NC 6034, 401 LINDEN STREET, WINSTON – SALEM, NC 27101 ON OR BEFORE THE EXPIRY DATE OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF THE ISSUING BANK UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THE ISSUING BANK AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY EXPIRATION DATE WE SEND YOU NOTIFICATION BY REGISTERED MAIL OR EXPRESS COURIER THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE, (PUBLICATION NO. 500) AND, IN THE EVENT OF

CONTINUED ON NEXT PAGE WHICH FORMS AN INTEGRAL PART OF THIS CREDIT.

PAGE 2, SM204949W

ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

SINCERELY,

COPY

PLEASE DIRECT ANY WRITTEN CORRESPONDENCE INCLUDING DRAWING OR INQUIRIES

ALWAYS QUOTING OUR REFERENCE NUMBER TO:

WACHOVIA BANK, NATIONAL ASSOCIATION

401 LINDEN STREET, 1ST FLOOR ATTN. STANDBY LETTERS OF CREDIT

WINSTON-SALEM, NORTH CAROLINA 27101

ALL PHONE INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO OUR STANDBY CUSTOMER CARE PROFESSIONALS AT: 1-800-776-3862.

Application for Amendment to a Standby Letter of Credit

Created By / Approved By / Released By:	Wells Fargo Bank L/C Number:	00000000900933
SUCHA869 / SUCHA869 / SUCHA869	Amendment Date:	03/12/2008
Status: Arrived	Last Activity Date:	03/14/2008
Type: Amendment to a Standby Letter of Credit	Applicant Reference Number:	ENTERGY- 2

TO: Wells Fargo Foothill Standby Letters of Credit

Please amend Wells Fargo Bank, N.A. Standby Letter of Credit # 00000000900933, as follows:

Standby Amendment to be sent via CABLE.

PARTY TO BE NAMED AS REQUESTING THE CREDIT: GORDMANS, INC. 2100 WEST CENTER ROAD OMAHA, NE 68144	ORIGINAL BENEFICIARY: ENTERGY MISSISSIPPI, INC. COLLECTION DEPT MAIL UNIT L-WMO-4 P.O. BOX 35803 WEST MONROE LA 70294 UNITED ST

Amend the Expiration Date to 05/31/2009.

Other changes in documents:

We understand that this amendment is subject to acceptance by the Beneficiary and any Confirming Bank. All other terms and conditions of the Letter of Credit remain unchanged.

Special instructions for the Issuing Bank staff only:

End of Standby LC Amendment

Application for Standby Letter of Credit

Created By:	Wells Fargo Bank L/C No.:	900933
SUCHA869	Application Date:	7/10/2006
Status: Created	Last Activity Date:	7/10/2006
Type: Irrevocable Standby Letter Of Credit	Applicant Reference No.:	ENTERGY

TO: Wells Fargo Foothill Standby Letters of Credit

PLEASE ISSUE AN IRREVOCABLE STANDBY LETTER OF CREDIT ON SUBSTANTIALLY THE TERMS BELOW

ADVISE METHOD: SWIFT.

PARTY TO BE NAMED AS REQUESTING THE CREDIT:	BENEFICIARY:

GORDMANS, INC. 12100 WEST CENTER ROAD OMAHA, NE 68144 UNITED STATES	ENTERGY MISSISSIPPI, INC. COLLECTION DEPT. PO BOX 6008 MIAL UNIT L-JEF-359, NEW ORLEANS, LA 70174 UNITED STATES

ADVISING BANK:	CURRENCY / AMOUNT: USD 30,000.00
Drafts At: Sight Approximate Percentage: 0% Drafts Drawn On: WELLS FARGO BANK, N.A. Place Of Expiry: AT OUR ABOVE COUNTERS EXPIRY DATE: 5/31/2007

DOCUMENT(S): DRAFT(S) ARE TO BE ACCOMPANIED BY:

.+++.BENEFICIARY’S SIGNED CERTIFICATE WORDED AS FOLLOWS: QUOTE WE HEREBY CERTIFY THAT (APPLICANT) HAS FAILED TO PAY (BENEFICIARY) FOR INVOICE (S) PRESENTED WITHIN THE AGREED TERMS WHICH ARE PAST DUE AND REMAIN UNPAID. UNQUOTE.

.+++.COPY(IES) OF BENEFICIARY’S DATED INVOICE(S) MADE OUT TO (APPLICANT) AND MARKED ‘UNPAID’.

OTHER TERMS AND CONDITIONS:

.+++.ALL CHARGES FOR AMENDMENTS AND THEIR CABLE CHARGES ISSUED AT THE REQUEST OF THE BENEFICIARY ARE FOR THE BENEFICIARY.

.+++.PARTIAL DRAWINGS ARE PERMITTED. (MORE THAT ONE DRAFT MAY BE DRAWN AND PRESENTED UNDER THE LETTER OF CREDIT.)

.+++.RE: 000052830825

AGREEMENT OF CORRESPONDENT BANK/NON-BANK AFFILIATE: SUBMISSION OF THIS APPLICATION TO ISSUING BANK NAMED INDICATES OUR AGREEMENT TO THE PROVISIONS ON ALL THE PAGES OF THIS APPLICATION, AND OUR AGREEMENT THAT THE CREDIT AND ITS ISSUANCE WILL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT AGREEMENT BETWEEN US AND ISSUING BANK.

SPECIAL INSTRUCTIONS TO ISSUING BANK STAFF ONLY:

MAIL COPY TO BENEFICIARY AT THE ABOVE ADDRESS.

END OF APPLICATION

STBENTNB

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Beneficiary: ‘ADVANCE CONCEPT LIMITED’

Expiry Date: ‘August, 2008’

26629646	00000000853802	29 May 2008	12 Aug 2008	Sight	3,345.36 USD	3,345.36
26629647	00000000853803	29 May 2008	12 Aug 2008	Sight	9,720.00 USD	9,720.00
26629649	00000000853801	29 May 2008	12 Aug 2008	Sight	11,944.92 USD	11,944.92

Totals for Beneficiary: ‘ADVANCE CONCEPT LIMITED’					25,010.28 USD	25,010.28

Beneficiary: ‘ARBOR TOYS COMPANY LIMITED’

Expiry Date: ‘September, 2008’

24573231	00000000855942	05 Aug 2008	02 Sep 2008	Sight	19,085.22 USD	19,085.22

Totals for Beneficiary: ‘ARBOR TOYS COMPANY LIMITED’					19,085.22 USD	19,085.22

Beneficiary: ‘BUZZ BEE TOYS (HK) CO. LIMITED’

Expiry Date: ‘August, 2008’

24576015	00000000855516	22 Jul 2008	18 Aug 2008	Sight	10,935.00 USD	10,935.00

Expiry Date: ‘September, 2008’

24576016	00000000856124	11 Aug 2008	15 Sep 2008	Sight	16,653.00 USD	16,653.00

Totals for Beneficiary: ‘BUZZ BEE TOYS (HK) CO. LIMITED’					27,588.00 USD	27,588.00

Beneficiary: ‘DA HING (FAR EAST) CO. LIMITED’

Expiry Date: ‘September, 2008’

266H29645	00000000855944	05 Aug 2008	09 Sep 2008	Sight	41,526.40 USD	41,526.40

Page 1 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Totals for Beneficiary: ‘DA HING (FAR EAST) CO. LIMITED’					41,526.40 USD	41,526.40

Beneficiary: ‘ENERTEC ENTERPRISES LTD’

Expiry Date: ‘August, 2008’

24577002	00000000855520	22 Jul 2008	25 Aug 2008	Sight	32,028.78 USD	32,028.78

Totals for Beneficiary: ‘ENERTEC ENTERPRISES LTD’					32,028.78 USD	32,028.78

Beneficiary: ‘FISHER PRICE BRANDS’

Expiry Date: ‘July, 2008’

24575186	00000000855120	09 Jul 2008	27 Jul 2008	Sight	1,612.80 USD	1,612.80
24575190	00000000855118	09 Jul 2008	21 Jul 2008	Sight	3,108.00 USD	3,108.00
24575194	00000000855121	09 Jul 2008	27 Jul 2008	Sight	5,088.00 USD	5,088.00

Totals for Beneficiary: ‘FISHER PRICE BRANDS’					9,808.80 USD	9,808,80

Beneficiary: ‘GARDEN MEADOW COMPANY’

Expiry Date: ‘September, 2008’

21529188	00000000855952	05 Aug 2008	15 Sep 2008	Sight	34,810.44 USD	34,810.44

Totals for Beneficiary: ‘GARDEN MEADOW COMPANY’					34,810.44 USD	34,810.44

Beneficiary: ‘GLOBAL BEST INDUSTRIAL LTD.’

Expiry Date: ’August, 2008

21528290	00000000855278	14 Jul 2008	04 Aug 2008	Sight	0.00 USD	0.00
21529105	00000000855649	24 Jul 2008	25 Aug 2008	Sight	20,384.34 USD	20,384.34

Page 2 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Beneficiary: ‘GLOBAL BEST INDUSTRIAL LTD.’

Expiry Date: ‘July, 2008’

21528289	00000000853525	20 May 2008	05 Jul 2008	Sight	0.00 USD	0.00

Totals for Beneficiary: ‘GLOBAL BEST INDUSTRIAL LTD.’					20,384.34 USD	20,384.34

Beneficiary: ‘GOLDBERGER INTERNATIONAL LIMITED’

Expiry Date: ‘August, 2008’

24573337	00000000855513	22 Jul 2008	18 Aug 2008	Sight	15,534.48 USD	15,534.48

Totals for Beneficiary: ‘GOLDBERGER INTERNATIONAL LIMITED’					15,534.48 USD	15,534.48

Beneficiary: ‘HASBRO GAMES GROUP DIRECT IMPORTS’

Expiry Date: ‘August, 2008’

24573319	00000000855108	09 Jul 2008	18 Aug 2008	Sight	17,614.80 USD	17,614.80

Totals for Beneficiary: ‘HASBRO GAMES GROUP DIRECT IMPORTS’					17,614.80 USD	17,614.80

Beneficiary: ‘HASBRO TOY GROUP DIRECT IMPORTS’

Expiry Date: ‘August, 2008’

24573225	00000000855441	18 Jul 2008	11 Aug 2008	Sight	4,456.80 USD	4,456.80
24575163	00000000855122	09 Jul 2008	11 Aug 2008	Sight	41,494.76 USD	41,494.76
24575165	00000000855123	09 Jul 2008	04 Aug 2008	Sight	5,409.60 USD	5,409.60
24575169	00000000855940	05 Aug 2008	21 Aug 2008	Sight	18,714.00 USD	18,714.00
24575172	00000000855124	09 Jul 2008	04 Aug 2008	Sight	8,522.40 USD	8,522.40

Totals for Beneficiary: ‘HASBRO TOY GROUP DIRECT IMPORTS’					78,597.56 USD	78,597.56

Page 3 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Beneficiary: ‘HAUCK (HONG KONG) LIMITED’

Expiry Date: ‘August, 2008’

24573300	00000000855109	09 Jul 2008	18 Aug 2008	Sight	10,515.48 USD	10,515.48

Totals for Beneficiary: ‘HAUCK (HONG KONG) LIMITED’					10,515.48 USD	10,515.48

Beneficiary: ‘HIP SING PAPER PRODUCTS FACTORY LT’

Expiry Date: ‘August, 2008’

20229551	00000000854329	Issuance Not Found	01 Aug 2008	Sight	0.00 USD	0.00

Expiry Date: ‘July, 2008’

20229551	00000000854329	11 Jun 2008	18 Jul 2008	Sight	43,482.72 USD	43,482.72

Totals for Beneficiary: ‘HIP SING PAPER PRODUCTS FACTORY LT’					43,482.72 USD	43,482.72

Beneficiary: ‘JASMAN ASIA LIMITED’

Expiry Date: ‘August, 2008’

24573342	00000000855509	23 Jul 2008	11 Aug 2008	Sight	23,976.00 USD	23,976.00

Totals for Beneficiary: ‘JASMAN ASIA LIMITED’					23,976.00 USD	23,976.00

Beneficiary: ‘KEENWAY INDUSTRIES LTD.’

Expiry Date: ‘August, 2008’

24573304	00000000855110	09 Jul 2008	18 Aug 2008	Sight	0.00 USD	0.00

Expiry Date: ‘September, 2008’

24573305	00000000856120	11 Aug 2008	15 Sep 2008	Sight	22,998.06 USD	22,998.06

Page 4 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Totals for Beneficiary: ‘KEENWAY INDUSTRIES LTD.’					22,998.06 USD	22,998.06

Beneficiary: ‘LANARD TOYS LIMITED’

Expiry Date: ‘August, 2008’

24576002	00000000855111	09 Jul 2008	18 Aug 2008	Sight	27,600.00 USD	27,600.00

Totals for Beneficiary: ‘LANARD TOYS LIMITED’					27,600.00 USD	27,600.00

Beneficiary: ‘LES HANS COMPANY LIMITED’

Expiry Date: ‘August, 2008’

28629634	00000000854331	11 Jun 2008	26 Aug 2008	Sight	11,761.80 USD	11,761.80

Totals for Beneficiary: ‘LES HANS COMPANY LIMITED’					11,761.80 USD	11,761.80

Beneficiary: ‘LONGSHORE LIMITED’

Expiry Date: ‘August, 2008’

24573325	00000000855648	25 Jul 2008	18 Aug 2008	Sight	36,258.57 USD	36,258.57

Totals for Beneficiary: ‘LONGSHORE LIMITED’					36,258.57 USD	36,258.57

Beneficiary: ‘LONTIC COMPANY LTD.’

Expiry Date: ‘August, 2008’

24573345	00000000855107	09 Jul 2008	11 Aug 2008	Sight	6,993.08 USD	6,993.08

Totals for Beneficiary: ‘LONTIC COMPANY LTD.’					6,993.08 USD	6,993.08

Beneficiary: ‘LORETTA LEE LIMITED’

Page 5 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount in USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Beneficiary: ‘LORETTA LEE LIMITED’

Expiry Date: ‘August, 2008’

24570846	00000000855115	09 Jul 2008	04 Aug 2008	Sight	3,000.00 USD	3,000.00
26273629	00000000855280	15 Jul 2008	04 Aug 2008	Sight	22,722.72 USD	22,722.72

Expiry Date: ‘July, 2008’

26273627	00000000854067	05 Jun 2008	07 Jul 2008	Sight	0.00 USD	0.00

Totals for Beneficiary: ‘LORETTA LEE LIMITED’					25,722.72 USD	25,722.72

Beneficiary: ‘MATTEL BRANDS’

Expiry Date: ‘August, 2008’

24576044	00000000855643	25 Jul 2008	18 Aug 2008	Sight	18,133.20 USD	18,133.20
24576047	00000000855647	25 Jul 2008	18 Aug 2008	Sight	17,214.00 USD	17,214.00

Totals for Beneficiary: ‘MATTEL BRANDS’					35,347.20 USD	35,347.20

Beneficiary: ‘MGA ENTERTAINMENT, INC.’

Expiry Date: ‘August, 2008’

24577023	00000000855528	23 Jul 2008	18 Aug 2008	Sight	38,002.45 USD	38,002.45

Totals for Beneficiary: ‘MGA ENTERTAINMENT, INC.’					38,002.45 USD	38,002.45

Beneficiary: ‘PEACHTREE PLAYTHINGS (HK) LIMITED’

Expiry Date: ‘August, 2008’

24576007	00000000855523	22 Jul 2008	18 Aug 2008	Sight	24,301.50 USD	24,301.50

Page 6 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount In USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Totals for Beneficiary: ‘PEACHTREE PLAYTHINGS (HK) LIMITED’					24,301.50 USD	24,301.50

Beneficiary: ‘PETRAGEOUS DESIGNS’

Expiry Date: ‘July, 2008’

20571645	00000000854976	03 Jul 2008	14 Jul 2008	Sight	0.00 USD	0.00
20574482	00000000854973	03 Jul 2008	11 Jul 2008	Sight	0.00 USD	0.00

Totals for Beneficiary: ‘PETRAGEOUS DESIGNS’					0.00 USD	0,00

Beneficiary: ‘POLYFECT TOYS CO. LTD’

Expiry Date: ‘August, 2008’

24575155	00000000855511	22 Jul 2008	11 Aug 2008	Sight	24,928.08 USD	24,928.08

Expiry Date: ‘September, 2008’

24575156	00000000855949	05 Aug 2008	08 Sep 2008	Sight	107,007,00 USD	107,007.00
24575182	00000000855950	05 Aug 2008	08 Sep 2008	Sight	28,559.00 USD	28,559.00

Totals for Beneficiary: ‘POLYFECT TOYS CO. LTD’					160,494.08 USD	160,494.08

Beneficiary: ‘SCIENTIFIC TOYS, LTD.’

Expiry Date: ‘September, 2008’

24575199	00000000855948	05 Aug 2008	08 Sep 2008	Sight	83,671.00 USD	83,671.00

Totals for Beneficiary: ‘SCIENTIFIC TOYS, LTD.’					83,671.00 USD	83,671.00

Beneficiary: ‘SEASONS LIMITED-MACAO COM OFFSHORE’

Expiry Date: ‘August, 2008’

Page 7 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount In USD

Currency Code: U.S. DOLLARS’ (USD)

Beneficiary: ‘SEASONS LIMITED-MACAO COM OFFSHORE’

Expiry Date: ‘August, 2008’

24569326	00000000855117	09 Jul 2008	14 Aug 2008	Sight	2,310.48 USD	2,310.48

	Totals for Beneficiary: ‘SEASONS LIMITED-MACAO COM OFFSHORE’				2,310.48 USD	2,310.48

Beneficiary: ‘SUNWORLD COMMERCE (HK) CO., LTD’

Expiry Date: ‘September, 2008’

26873223	00000000856235	13 Aug 2008	20 Sep 2008	Sight	6,270.00 USD	6,270.00

	Totals for Beneficiary: ‘SUNWORLD COMMERCE (HK) CO., LTD’				6,270.00 USD	6,270.00

Beneficiary: ‘SUNWORLD COMMERCE (HK) CO., LTD’

Expiry Date: ‘September, 2003’

26830188	00000000856236	14 Aug 2008	20 Sep 2008	Sight	5,184.00 USD	5,184,00

	Totals for Beneficiary: ‘SUNWORLD COMMERCE (HK) CO., LTD’				5,184,00 USD	5,184.00

Beneficiary: ‘TOY STATE INTERNATIONAL LIMITED’

Expiry Date: ‘August, 2008’

24573306	00000000855112	09 Jul 2008	18 Aug 2006	Sight	34,463.28 USD	34,463.28

Expiry Date: ‘September, 2008’

24573307	00000000856123	08 Aug 2008	15 Sep 2008	Sight	23,747.64 USD	23,747.64

	Totals for Beneficiary: ‘TOY STATE INTERNATIONAL LIMITED’				58,210.92 USD	58,210.92

Page 8 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount In USD

Currency Code: ‘U.S. DOLLARS’ (USD)

Beneficiary: ‘V-TECH ELECTRONICS LIMITED’

Expiry Date: ‘August, 2008’
24577657	00000000855941	05 Aug 2008	29 Aug 2008	Sight	66,554.60 USD	66,554.60
Totals for Beneficiary: ‘V-TECH ELECTRONICS LIMITED’					66,554.60 USD	66,554.60

Beneficiary: ‘WHAT KIDS WANT INTERNATIONAL LTD’

Expiry Date: ‘August, 2008’
24576022	00000000855529	22 Jul 2008	25 Aug 2008	Sight	37,295.64 USD	37,295.64
Totals for Beneficiary: ‘WHAT KIDS WANT INTERNATIONAL LTD’					37,295.64 USD	37,295.64

Beneficiary: ‘WORLD MARK INTERNATIONAL LTD.’

Expiry Date: ‘September, 2008’
24573347	00000000856125	14 Aug 2008	15 Sep 2008	Sight	66,966.93 USD	66,966.93
Totals for Beneficiary: ‘WORLD MARK INTERNATIONAL LTD.’					66,966.93 USD	66,966.93

Beneficiary: ‘ZAIDY PRODUCTS INC.’

Expiry Date: ‘July, 2008’
24573335	00000000854330	11 Jun 2008	30 Jul 2008	Sight	33,699.00 USD	33,699.00

Expiry Date: ‘September, 2008’
24573336	00000000856122	11 Aug 2008	17 Sep 2008	Sight	27,582.00 USD	27,582.00
Totals for Beneficiary: ‘ZAIDY PRODUCTS INC.’					61,281.00 USD	61,281.00

Page 9 of 10	IMPHSTBL.RPT

Import L/C - History Of Balances: Summary: ‘As Of Date’ Not Provided	18 Aug 2008
Gordmans, Inc.	9:00 AM

Gordmans Reference	Wells Reference	Issue Date	Expiry Date	Payment Type	Foreign Currency Outstanding Amount	Outstanding Amount In USD

Totals for Currency Code: ‘U.S. DOLLARS’ (USD)					1,177,187.33 USD	1,177,187.33

Selection Criteria:

Date Ranges 07/01/2008 to 12/31/2008

Page 10 of 10	IMPHSTBL.RPT

SECTION 3.7(h)

LEASE AND SALE LEASEBACK TRANSACTIONS

1) None.

SECTION 3.8

ABSENCE OF UNDISCLOSED LIABILITIES

1) None.

SECTION 3.9

ABSENCE OF CERTAIN CHANGES OR EVENTS

(d) An Internal Revenue Service audit regarding the Company’s capitalization of certain temporary labor and supplies related to opening new stores in 2006 and the determination of the useful life of an HVAC system resolved on the terms specified on attached Appendix 3.10(2) below.

(f) Letters of Credit to import vendors issued in the ordinary course of business. See Section 3.7(f) of this Company Disclosure Schedule above.

(g)	1) Paid off deed of trust on Distribution Center;

 2) Paid Revolver Indebtedness.

(h)	1) Option Cancellation Agreements in connection with the Agreement;

 2) Cancellation of Remsen Restricted Stock Agreement dated August 2, 2006.

(k) Disputed chargeback claim in the amount of $25,065 from vendor Three Hands Corporation pending disposition.

(m) See attached Appendix 3.9(m) below.

(o) Paid off deed of trust on Distribution Center and Revolver Indebtedness.

(q) Intercompany transactions between the Company and its Subsidiaries in the ordinary course of business.

(r) Exclusive restrictions on permitted uses in the Company leases.

APPENDIX 3.9(m)

CHARITABLE OR POLITICAL CONTRIBUTIONS

1) See attached.

Gordmans, Inc.

2008 YTD Donations

July 2008

Siena Francis House	500.00
Omaha Chamber 2008 Hail of Fame	1,200.00
March of Dimes	1,000.00
Lauritzen Gardens	1,000.00
Oakwood United- Clifford Adams	100.00
Partners in Education	14,697.39
American Red Cross Rood Relief	666.30
Cultural Arts Holiday Lights	1,500.00
Juvenile Diabetes	6,000.00
Tikva Corp- Fundraiser 2008	1,500.00

Subtotal	28,163.69

Collected at POS	(3,414.38)
Misc donations made at store level	165.00
Gift card mint expenses	55111

TOTAL to Date	25,465.42

Commitments:
Juvenile Diabetes	5,000.00
United Way	10,000.00
Greater Omaha Chamber Foundation	30,000.00

Total Commitments	45,000.00

SECTION 3.10

ABSENCE OF LITIGATION

1)	L.A. Printex Industries, Inc. v. KNL, Inc.; et. al. This case was settled on June 2, 2008 pursuant to a settlement agreement by and between L.A. Printex Industries, Inc. and KNL, Inc. L.A. Printex alleged copyright infringement by multiple vendors/suppliers including Gordmans, Inc. Gordmans, Inc was indemnified by KNL and released and forever discharged of all claims pursuant to the settlement agreement.

2)	L.A. Printex Industries, Inc. v. Pressman-Gutman, Co., Inc. This case was settled on January 8, 2008 pursuant to a settlement agreement by and between L.A. Printex Industries, Inc. and Pressman-Gutman, Co., Inc. L.A. Printex alleged copyright infringement by multiple vendors/suppliers including Gordmans, Inc. Gordmans, Inc. was indemnified by Pressman-Gutman, Co., Inc. and released and forever discharged of all claims pursuant to the settlement agreement.

3)	Nouveau Fabrics, Inc. v. Tantrum Apparel, LLC. This case was filed in the United States Federal Court for the Central District of California on May 16, 2008. Nouveau has alledged copyright infringement by multiple vendors/suppliers including Gordmans, Inc. Tantrum Apparel, LLC will indemnify Gordmans, Inc. and will defend the case.

4)	Lakeport Commons, LLC v. Gordmans, Inc. This case was filed in the United States District Court for the Northern District of Iowa. Construction costs for Store 36A in Sioux City, IA (Lakeport Commons) substantially exceeded the tenant improvement allowance for the store. The landlord filed suit to collect the amount allegedly owed by the Company for the cost overruns. In May of 2007 the Company entered into a settlement agreement with the landlord for the store and the suit was dismissed with prejudice.

5)	State Line Shops, LLC v. Gordmans, Inc. This case was filed in the United States District Court for the Western District of Missouri. Construction costs for Store 64 in Kansas City, MO (Stateline Shops) substantially exceeded the tenant improvement allowances for the store. The landlord filed suit to collect the amount allegedly owed by the Company for the cost overruns. In May of 2007 the Company entered into a settlement agreement with the landlord for the store and the suit was dismissed with prejudice.

6)	Certain Employment, Discrimination, Workers Compensation and Claims as listed on attached Appendix 3.10(1) below.

7)	An Internal Revenue Service audit regarding the Company’s capitalization of certain temporary labor and supplies related to opening new stores in 2006 and the determination of the useful life of an HVAC system resolved on the terms specified on attached Appendix 3.10(2) below.

8)	Fines in the aggregate amount of $70,000 paid to the Wisconsin Department of Agriculture, Trade and Consumer Protection for alleged violation of Wisconsin’s law prohibiting the distribution and sale of children’s clothing with draw strings. Payments of the fines satisfied and disposed of the violation as evidenced above on attached Appendix 3.7(a)(1).

APPENDIX 3.10(1)

EMPLOYMENT, DISCRIMINATION, WORKERS COMPENSATION AND CLAIMS

1) See attached.

SUMMARY OF EMPLOYMENT/DISCRIMINATION LEGAL ACTIONS

Complainant	Nature of Action	Date Initiated	Prior Actions	Current Update/Status	Activity

Amanda McWilliams (customer Store #73)	Charge alleging discrimination based on race (fail to hire) EEOC# 490-2007-03049	9-19-2007	None	Statement of Position filed on 11-9-2007 / Baird Holmes / Kelli L EEOC conducting investigation. Plaintiff offered a S5K settlement, Gordmans denied. EEOC ruled a no-cause finding. McWilliams has 90 days to appeal from 9-2-08	Open

Darlene Kappenman (current sales associate Store #43)	Potential charge alleging discrimination based on ADA disability. South Dakota Advocacy Office is handling the matter, no EEOC case number has been assigned.	9-22-2007	None	Currently working with South Dakota Advocacy Services / Baird Holm / Kelli L. - Drafted and sent response letter to Kappenman -Text pagers failed, looking into cell phone pager. Received 8-26-8 letter from Advocacy, drafting response. Directed CCTV of Kappenman actions.	Open

Nicole J. Tyson (former sales associate) Store #30	Charge alleging sex / retaliation discrimination OK 846-2008-23576 EEOC 846-200823576	1/11/2008	None	Statement of Position Completed 1-28-2008 / Baird Holm / Kelli L. Pending review with the EEOC	Open

Tammara Hodge (former sales associate) Store #81	Charge alleging discrimination based on race (termination) EEOC# 28D-2008-00579 KS -31800-08W	5-7-2008	None	Conducting Investigation and collecting requested documents / Baird Holm / Kelli L. Statement of Position filed.	Open

Elizabeth Jefferies (former ASM associate) Store #77 Fayette Circuit Lexington, Kentucky 08-C1-2598	Suit alleging discrimination, retaliation and wrongful discharge	5-29-2008	None	Interrogatories completed & sent to Allison Balus 8-13-08. Demand of $175K received and rejected. Obtaining depositions of Bill Anker and Tim Hendershot. Baird Holm-Scott Moore/ KY-Wyatt, Tarrant & Combs. LLP. - Debra H. Dawahare/ statement of defense filed 6-10-08	Open

SUMMARY OF EMPLOYMENT/DISCRIMINATION LEGAL ACTIONS

Complainant	Nature of Action	Date Initiated	Prior Actions	Current Update/Status	Activity

Irma Brooks (Sales Associate Store #81)	Charge alleging discrimination based on National Origin Kansas Human Rights #31964-09W EEOC 28D-2008-00762	7-29-2008	Yes Probable Cause Determination on 1/18/00. Settled for $2,500 on 3/22/00	Conducting Investigation and collecting requested documents / Baird Holmes / Kelli L. preparing Statement of Position / extension to respond 8/27/08	Open

Steve Williams (former associate at the DC)	Charge alleging race discrimination OHRD 05-0809-064-ER EEOC 32GA500093	08/09/05	None	No Reasonable Cause Determination on 12/5/05. Right to sue expires on 6/24/06.	Closed

Jessica Patrick (former sales associate) Store #45	Charge alleging discrimination on pregnancy CPS07-06-51925 EEOC 26A-2006-0I092	7-19-2006	None	All claims settled for $5000.00 11-21-2007	Closed

Afina Johnson (former sales associate) Store #	Charge alleging discrimination based on race FEPA# E-10/06-30930 EEOC# 28E-2007-00137	12-4-2006	None	Administratively closed on 4/24/2007 due to insufficient evidence & failure to cooperate by Johnson; right to sue expires 4/24/2010	Closed

Adrian Williams (former sales associate) Store #45	Charge alleging race discrimination CP#0207-52889 EEOC# 26A-7007-00581C	3-12-2007	None	Administratively closed on 4-18-2007 due to insufficient evidence; right to sue expired 7-18-2007	Closed

Ashli King (former sales associate) Store #75)	Charge alleging discrimination based on sex (claiming sexual harassment) EEOC# 490-2007-01708	3-26-2007	None	EEOC investigation revealed no probable cause. Right to sue expired July 1, 2008	Closed

SUMMARY OF EMPLOYMENT/DISCRIMINATION LEGAL ACTIONS

Complainant	Nature of Action	Date Initiated	Prior Actions	Current Update/Status	Activity

Pamela Burns (former sales associate Store #14)	Charge alleging discrimination based on fair employment CR200700600 EEOC# 26G200700802C	2-16-2007	None.	No Reasonable Cause Determination	Closed

SUMMARY OF WORK COMP CLAIMS over $10K/Litigation

Complainant	Nature of Action	Date Initiated	Carrier	Current Status

Alice Wilson (Sales Associate) Store #49	Bodily injury - upper extremity	8-13-2001	Employers Mutual Casualty Co 34597910-9	4-2008 had surgery looking for MMI prior to settlement

Donna Bond (current sales associate) Store #48	Bodily injury - left lower and mid extremity	3-3-2005	Sentry Ins Co 51C473121-548	Settlement for $45K on indemnity IME for future medical. Stipulation of agreement received

Carta Tanner (former sales associate) Store # 9	Bodily injury - multi	4-3-2006	Sentry Ins. Co 51C561449-541 WC06-034394	Working on settlement of 7 1/2% offer $3K Prehearing 8-21-08

Rebecca Merrick (former sales associate) Store #11	Bodily injury - lumbar spine	9-11-2006	Sentry Ins Co 51C605158 WC2006-12523-R	Court ordered 18% vs. plaintiff demand for 41%, paying ppd $25K reserved.

XStephanie Stogner (current associate) Store #27	Bodily Injury - lower extremity	10-26-2007	Sentry Ins CO 51C690843	Offered $500 to settle

XMarc Laux (former associate)	Bodily injury - shoulder	10-10-2000	BW0014517	Additional MRI requested Indemnity outstanding $74,710. Med outstanding $25,330

Sondra Benson (former AP Agent Store #18)	Bodily injury - shoulder	11-25-2006	Sentry Ins Co 5IC615939	Terminated - conduct, ordered surveillance pay MMI surveillance not productive

Joyce Wagner (Store Associate #34)	Bodily injury - back and leg	10-25-07	Sentry Ins Co 51C689193A	14%PPD rating Reserve increase $23,162

SUMMARY OF GENERAL LIABILITY CLAIMS

Complainant	Nature of Action	Date Initiated	Carrier	Current Status

William Perry (guest) Store #44	Bodily injury - upper and lower extremity	11-11-2002	Sentry Ins Co 53G399497-841 CI 06-4502	Preliminary stages of discovery. Offered $16K to settle full & final

Mary Lehman (guest) Store #8	Bodily injury - lower extremity	12-12-2003	Travelers Ins Co 155LR VCK6870 CK02603722-09T027 Sangmon CO 2004-L-265	$36K Reserve - Demand $42,500

Erin Bultzen (guest) Store #8	Bodily injury - neck/back	3-13-2005	Sentry Ins Co 53G412552 07-L-72	The Court has granted our motion and filed our Amended Affirmative Defense. The plaintiff then filed a Reply to Defendant’s Affirmative Defense. In plaintiffs reply, the plaintiff indicates that she has no knowledge of the allegations set forth in Defendant’s Affirmative Defense. Interrogatories submitted 7-14-08 Collecting deposition

Kathy Burke (guest) Store #77	Bodily injury - arm / head	11-13-2006	Sentry Ins Co 53G423894	Summons complaint responded 11-10-2007 Demand $2M Legal by Patrick Moores 859-219-2477 - reviewing facility Reserve $5K

Mary Bowen (guest) Store #78	Bodily injury - left shoulder	3-21-2007	Sentry Ins Co 53G423874 08-CI-1269	Answer summons complaint due on 4-13-2008.offered $12,500 ($9 med discovery $5) Gordmans Defense Wayne Carrol - Demand $26K SETTLED $12,500

Kelly Nash (guest) Store #11	Bodily injury - unknown	4-25-2004	St. Paul Travelers VPK2020 OK County Case #CJ-2006-3227	Originally dismissed without prejudice on 11-7-2006 Sent to carrier for position statement

SUMMARY OF CIVIL ACTIONS

Complainant	Nature of Action	Date Initiated	Carrier	Current Status

Wilson/Vickers Vs. Mohn/Gordmans Belle, Wilson 0516-CV28354	Tort Claim - unreasonable detention	8-24-2007 (prior)	Sentry Ins Co 53G402076B 0516-CV28354	Answered summons - pretrial discovery Shelly Stephens - Plaintiffs failed to show for depositions

Matthew Henningsen (pedestrian) struck my Associate Misty Lovan	Tort Bodily injury - unknown (leg) Auto accident	1-16-2008	Sentry Ins Co 53A153552C LACL108149	Represented by Tim Wegman/Des Moines/PWSpencerHB & WLLP, Answering Interrogatories & sent to Wegman Defense Position-Comparative Fault

Orin Sands (motorist) struck by Rich Palmer	Tort Bodily injury - Auto Accident	2-12-2008	Sentry Ins CO 53A154210D	Pending - No demands

Nouveau v. Gordmans	Copyright Infringement / PO #279H622I7, PO#279H59775, PO #279H59721, PO#279H58056, PO#279H59776	5-16-2008	Sentry / NOT REPORTED	Tantrum accepted liability and will handle defense, pending record on file. Defense positioned reviewed and accepted. Tantrum filling motion/defense. Settled No Expense

National Interstate (Brandon Wickershani auto rental claim)	Pending litigation	8-14-08	Sentry	Demand for $7,760.90 for auto damage. Discussing with Natl Ins.

APPENDIX 3.10(2)

IRS AUDIT TAX EXAMINATION CHANGES

1) See attached.

Form 4549 (Rev. March 2005)	Department of the Treasury-Internal Revenue Service Income Tax Examination Changes	Page 1 of 1

Name and Address of Taxpayers	Taxpayer Identification Number 47-0771211	Return Form No: 1120

Gordmans Inc. 12100 West Center Road Omaha, NE 68144	Person with whom examination changes were discussed	Name and Title

	1. Adjustments to Income	Period End 2007-01	Period End	Period End
	a. preopening expense	223,989
	b. depreciation on preopening expense	(44,798)
	c. hvac depreciation	26,603
	d.
	e.
	f.
	g.
	2. Total Adjustments	205,794
	3. Taxable Income Per Return or as Previously Adjusted	3,996,328
	4. Corrected Taxable Income	4,202,122
	5. Corrected Tax	1,428,721
6. Less Credits	a. form 3800	268,675
	b. prior year minimum tax	110,547
	c.
7. Balance		1,049,499
8. Plus Other Taxes	a.
	b.
	c.
9. Total Corrected Tax Liability		1,049,499
	10. Total Tax Shown on Return or as Previously Adjusted	1,008,340
	11. Adjustments-increase(decrease)	1,008,340
	12. Deficiency-Increase in Tax or (Overassessment)	41,159
	13. Adjustment to Prepayment Credits-increase (decrease)
	14. Balance Due or (Overpayment) Excluding interest and penalties	41,159
15. Penalties	a.
	b.
	c.
	Other Information

Examiners Signature Thomas L. Adams	Employee ID 42-14621	Office LMSB:HMT:1779	Date 08/26/2008
Consent to Assessment and Collection- I do not wish to exercise my appeal rights with the Internal Revenue Service or to contest in the United States Tax Court the findings in this report. Therefore, I give my consent to the immediate assessment and collection of any increase in tax and penalties, and accept any decrease in tax and penalties above, plus and interest as provided by law. It is understood that this report is subject to acceptance by the Director of Field Operations
PLEASE NOTE: if a joint return was filed. BOTH taxpayers must sign.

Signature of Taxpayer	Date	Signature of Taxpayer	Date

By MICHAEL D. JAMES	Title VP & CFO	Date 8-28-08

Catalog Number 23105A	www.irs.gov	Form 4549 (Rev. 3-2005)

Name: Gordmans Inc.	08/27/2008
Identification Number: 47- 0771211	Page 1 of 2

INTEREST CALCULATION

Type of return:	1120	Dates	Debits(+)/Credits(-)	S/R

Tax Period:	200701

Amount:	41,159.00

Beginning date:	04/15/2007

Ending date:	09/05/2008

Rate:	Debit

Date 2% begins:

TRA-97 notice:

GATT cumulative:

Calculation results:

Underpayment Interest:	4,341.58

Overpayment Interest:

Balance due/Overpayment:	45,500.58

From: 04/15/2007 To: 09/05/2008

Name: Gordmans Inc.	08/27/2008
Identification Number: 47-0771211	Page 2 of 2

Interest Calculation

200701

Interest computed to: 09/05/2008

Beginning liability / overpayment amount: 41,159.00

Event Type	Effective Dates			No. of Days	Int. Rate	Factor	Principal	Interest	Running Balance
	From		To
DEBIT	04/15/2007	-	04/15/2007				41,159.00		41,159.00
Underpmt	04/15/2007	-	06/30/2007	76.080		.016795188	41,159.00	691.27	41,850.27
Underpmt	06/30/2007	-	09/30/2007	92.080		.020366803	41,85027	852.36	42,702.63
Underpmt	09/30/2007	-	12/31/2007	92.080		.020366803	42,702.63	869.72	43,57235
Underpmt	12/31/2007	-	03/31/2008	91.070		.017555017	43,572.35	764.91	44337.26
Underpmt	03/31/2008	-	06/30/2008	91.060		.015028621	14,337.26	666.33	45,003.59
Underpmt	06/30/2008	-	09/05/2008	67.060		.011043237	45,003.59	496.99	45,500.58

Summary:	Beginning Balance	41,159.00

	Underpayment Interest	4,341.58

	Overpayment Interest	0.00

	Subtotal		45,500.58

	Debits		0.00

	Credits		0.00

	Balance Due/Overpayment Amount		45,500.58

This report is provided as required by Internal Revenue Code: section 6631 and reflects the interest on your tax liability, as set forth in Internal Revenue Code section 6601. The interest rates reflected are established under Internal Revenue Code section 6622 and after December 31, 1982, includes interest compounded daily as required by Internal Revenue Code section 6622.

The interest on the tax liability is determined by multiplying the ‘Principal’ by the ‘Factor’ for each line and adding those results together.

SECTION 3.11(a)

EMPLOYEE BENEFIT PLANS

1)	Gordmans, Inc. Executive Deferred Compensation Plan dated March 28, 2000, as amended January 1, 2001, and as amended January 1, 2003.

2)	Gordmans, Inc. Directors’ Deferred Compensation Plan dated February 1, 2003.

3)	Gordmans, Inc. Officer Retention Agreements dated March 20, 2008 by and between Gordmans, Inc. and each of the following: i) Mike Remsen; ii) Ron Hall; iii) Mike James; iv) Deb Kouba; and v) Norm Farrington.

4)	Gordmans, Inc. Savings Plus 401(k) Plan as restated January 1, 2006

5)	Gordmans, Inc. 2008 Incentive Compensation Program for Officers

6)	Gordmans, Inc. 2008 Merchandising Bonus Program for Divisional Merchandise Managers

7)	Gordmans, Inc. 2008 Merchandising Bonus Program for Buyers

8)	Gordmans, Inc. 2008 Bonus Programs for the Director of Advertising & Sales Promotion

9)	Gordmans, Inc. 2008 Bonus Programs for the Director of Planning & Allocation

10)	Gordmans, Inc. 2008 Merchandising Bonus Program for the Manager of Location Planning & Technology

11)	Gordmans, Inc. 2008 Merchandising Bonus Program for Planners

12)	Gordmans, Inc. 2008 Merchandising Bonus Program for Location Planners & Distributions Analysts

13)	Gordmans, Inc. 2008 Bonus Program for District Managers

14)	Gordmans, Inc. 2008 Store Management Bonus Program

15)	Gordmans, Inc. 2008 Bonus Program for Director of Store Presentation

16)	Gordmans, Inc. 2008 Bonus Programs for the Directors of Property Management

17)	Gordmans, Inc. 2008 Manager of Special Projects Bonus Program

18)	Gordmans, Inc. 2008 Shortage Control Bonus Program

19)	Gordmans, Inc. 2008 Asset Protection Management Bonus Program

20)	Gordmans, Inc. 2008 Distribution Center Management Bonus Program

21)	Gordmans, Inc. 2008 Bonus Program for the Director of Organizational Development

22)	Gordmans, Inc. Employee Healthcare Plan. Benefits include:

a.	Dental benefits administered by Dental Plan Blue Cross Blue Shield of Nebraska

b.	Medical benefits provided via Blue Preferred Medical Health Insurance Plan administered by Blue Cross Blue Shield of Nebraska

23)	Gordmans, Inc. Life Insurance Plan. Life and Short Term disability benefits administered by Standard Life.

24)	Gordmans, Inc. Long Term Disability Plan. Long-term disability benefits administered by Standard Life

25)	Gordmans, Inc. Flexible Benefit Plan administered by PayFlex Systems USA, Inc.

26)	The employee plans and policies referenced in the Gordmans Associate Handbook, dated as of January 1, 2007.

27)	The Company maintains a key-man life insurance policy on Jeffrey J. Gordman.

28)	Jeffrey J. Gordman is provided with a Company car.

29)	Gordmans, Inc. Employee Assistance Program.

30)	Gordmans, Inc. Medical Leave of Absence Policy and Plan

31)	Stock Option Plans and other incentive plans listed in Sections 3.3.

32)	Gordmans, Inc. Sales Associate Discount Plan

33)	Gordmans, Inc. Supplemental Life Insurance Plan. Supplemental Life Insurance Plan administered by Standard Life.

34)	Remsen Restricted Stock Agreement dated August 2, 2006

35)	It has been the Company policy to pay between two (2) weeks and three (3) months salary as severance.

EMPLOYEE BENEFITS INSURANCE POLICIES - JEFFREY J. GORDMAN AS OWNER

1.	Term life insurance policy on Jeffrey J. Gordman for the Jeffrey J. Gordman Irrevocable Trust with the Jeffrey J. Gordman Irrevocable Trust as beneficiary.

2.	Survivorship Term life insurance policy on Jeffrey J. Gordman for Jeffrey J. Gordman with the Jeffrey J. Gordman Testamentary Trust as beneficiary.

3.	Long Term Disability Insurance policy on Jeffrey J. Gordman with Jeffrey J. Gordman as beneficiary.

SECTION 3.11(c)

COMPANY PLANS

1) The Company’s non-qualified deferred compensation plans listed above in Section 3.11(a) are not required to be funded in accordance with their terms.

SECTION 3.11(h)

COMPANY PLAN, TRUST OR LOAN EVENT

1) Unvested Options under the Stock Option Plans listed in Section 3.3 of the Company Disclosure Schedule will vest as a result of the Merger.

2) Amounts payable under the Deferred Compensation Plans listed in Section 3.11(a) of the Company Disclosure Schedule will vest as a result of the Merger.

SECTION 3.12

LABOR AND EMPLOYMENT MATTERS

e) Company Plans listed in Section 3.11(a) of the Company Disclosure Schedule

f) Gordmans Associate Handbook dated as of January 1, 2007.

SECTION 3.13

INSURANCE

Insurance Policy	Insurance Carrier	Policy Limit
Commercial Automobile	Sentry Insurance	$1,000,000 combined single limit
Crime Protection Policy	Great American Insurance Company	$1,000,000 employee dishonesty; $500,000 other crime occurrences
Directors and Officers Policy	U.S. Specialty Insurance Company	$7,000,000 maximum aggregate
Flood	Selective Insurance Company of Southeast	$25,000,000
Commercial General Liability	Sentry Insurance	$5,000,000 maximum aggregate
Earthquake	The Travelers Indemnity Company	$25,000,000
Key Man Life Insurance for Jeffrey J. Gordman	Principal Mutual Life Insurance Company	$5,000,000
International Commercial Insurance	Chubb – Great Northern Insurance Company	$100,000 personal property $50,000 business income / gross profits
Property	The Travelers Indemnity Company	$200,000,000
Umbrella	CNA-Continental Casualty Company	$25,000,000
Workers’ Compensation	Sentry Insurance	Variable limits based on each state location.

SECTION 3.14(a)

TAX MATTERS

v) Extensions of all fiscal 2007 federal and state income Tax Returns.

vii) An Internal Revenue Service audit regarding the Company’s capitalization of certain temporary labor and supplies related to opening new stores in 2006 and the determination of the useful life of an HVAC system resolved on the terms specified on attached Appendix 3.10(2) above.

ix) Taxes assumed by the Company under equipment leases, loans and installment contracts in the ordinary course of the Company’s business in accordance with past practices; Taxes assumed by the Company under real property leases in the ordinary course of the Company’s business in accordance with past practices.

SECTION 3.16

BROKERS

1) The Retention Agreements listed in Section 3.11(a) of the Company Disclosure Schedule.

2) Amounts payable under the Deferred Compensation Plans listed in Section 3.11(a) of the Company Disclosure Schedule will vest as a result of the Merger.

3) Unvested Options under the Stock Option Plans listed in Section 3.3 of the Company Disclosure Schedule will vest as a result of the Merger.

SECTION 3.18(a)

INTELLECTUAL PROPERTY

a) Registered Trademarks:

Husch Blackwell Sanders Ref. No.	Registered Trademark	Trademark No.	Date Issued	Date of Expiration
13889.306	Gordmans	2,379,498	8/22/00	8/22/2010
13889.311	1/2 Price Store	1,121,622	7/3/79	7/3/2009
13889.302	Brands You Want Savings You Deserve	2,486,841	9/11/01	9/11/2011
13889.304	G (Stylized)	2,548,132	3/12/02	3/12/2012
13889.305	G Something Unexpected	2,640,229	10/22/02	10/22/2012
13889.315	Give the Unexpected	3,045,751	1/17/06	1/17/2016
13889.307	Montali	1,555,343	9/5/89	9/5/2009
13889.313	Something Unexpected	2,721,561	6/3/03	6/3/2013

b) Domain Names: gordmans.biz; gordmans.com; gordmans.org

c) U.S. and foreign patents and applications: None.

d) U.S. and foreign registered copyrights: None.

SECTION 3.18(b)

INTELLECTUAL PROPERTY

1)	L.A. Printex Industries, Inc. v. KNL, Inc.; et. al. This case was settled on June 2, 2008 pursuant to a settlement agreement by and between L.A. Printex Industries, Inc. and KNL, Inc. L.A. Printex alleged copyright infringement by multiple vendors/supplies including Gordmans, Inc. Gordmans, Inc was indemnified by KNL and released and forever discharged of all claims pursuant to the settlement agreement.

2)	L.A. Printex Industries, Inc. v. Pressman-Gutman, Co., Inc. This case was settled on January 8, 2008 pursuant to a settlement agreement by and between LA Printex Industries, Inc. and Pressman-Gutman, Co., Inc. L.A. Printex alleged copyright infringement by multiple vendor/suppliers including Gordmans, Inc. Gordmans, Inc. was indemnified by Pressman-Gutman, Co., Inc. and released and forever discharged of all claims pursuant to the settlement agreement.

3)	Nouveau Fabrics, Inc. v. Tantrum Apparel, LLC. This case was filed in the United States Federal Court for the Central District of California on May 16, 2008. Nouveau has alleged copyright infringement by multiple vendors/suppliers including Gordmans, Inc. Tantrum Apparel, LLC will indemnify Gordmans, Inc. and will defend the case.

4)	The Company has not taken steps to continue the protection of certain private label brands and other marks which it no longer uses including:

1.	River Port
2.	City Air
3.	Benjamin Row
4.	Royal Park
5.	Center West
6.	Center Street
7.	Hots
8.	Pace
9.	Direct Male
10.	Fresh Air
11.	Trac Master
12.	Debi Jo
13.	Little Giant

SECTION 3.18(c)

PAYMENT CARD INDUSTRY DATA SECURITY STANDARDS

1) None.

SECTION 3.19

REAL PROPERTY

The Owned Real Property, Leased Real Property and Ground Lease Property, as hereinafter defined (together, the “Real Property”) listed below on Sections 3.19(a) and 3.19(b) comprise all of the real property (owned or leased) used in the Company’s business.

SECTION 3.19(a)

OWNED REAL PROPERTY

Store Number	Owner	Address	Legal Description
50	RGHP Properties, L.L.C.	9202 F Street Omaha, NE 68127	See attached Appendix 3.19(a)(i)

APPENDIX 3.19(a)

OWNED REAL PROPERTY LEGAL DESCRIPTION

Form 1756	Commitment No.: NCS-360814-PHIL
Commitment

Legal Description

The land referred to is situated in the Stats of Nebraska, County of Douglas and is described as follows:

PARCEL 1: THAT PART OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (S 1/2 S 1/2 S 1/4) OF SECTION 34, TOWNSHIP 15 NORTH, RANGE 12 EAST OF THE 6TH P.M., IN THE CITY OF OMAHA, IN DOUGLAS COUNTY, NEBRASKA, LYING BETWEEN THE NORTH LINE OF “F” STREET ON THE SOUTH AND THE SOUTH LINE OF THE UNION PACIFIC RAILROAD COMPANY RIGHT-OF-WAY ON THE NORTH; EXCEPT THE EAST, 2,100 FEET THEREOF; AND, EXCEPT THE WEST 50 FEET THEREOF TAKEN FOR 96TH STREET; AND, EXCEPT THAT PART THEREOF MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE EAST RIGHT-OF-WAY LINE OF 96TH STREET AND THE NORTH RIGHT-OF-WAY LINE OF “F” STREET; THENCE NORTHERLY, ALONG THE EAST RIGHT-OF-WAY LINE OF 96TH STREET, FOR A DISTANCE OF 20.00 FEET”; THENCE SOUTHEASTERLY, FOR A DISTANCE OF 28.28 FEET, TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF “F” STREET; THENCE WESTERLY, ALONG THE NORTH RIGHT-OF-WAY LINE OF “F” STREET, FOR A DISTANCE OF 20.00 FEET, TO THE POINT OF BEGINNING.

PARCEL 2: THE WEST 340.33 FEET OF THE EAST 2,100.00 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (S 1/2 S 1/2 S 1/4) OF SECTION 34, TOWNSHIP 15 NORTH, RANGE 12 EAST OF THE 6TH P.M., IN THE CITY OF OMAHA, IN DOUGLAS COUNTY, NEBRASKA, LYING BETWEEN THE NORTH LINE OF “F” STREET ON THE SOUTH AND THE SOUTH LINE OF THE UNION PACIFIC RAILROAD COMPANY RIGHT-OF-WAY ON THE NORTH.

PARCEL 3: THE WEST 210.0 FEET OF THE EAST 1,759.67 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (S 1/2 S 1/2 S 1/4) OF SECTION 34, TOWNSHIP 15 NORTH, RANGE 12 EAST OF THE 6TH P.M., IN THE CITY OF OMAHA, IN DOUGLAS COUNTY, NEBRASKA, LYING BETWEEN THE NORTH LINE OF “F” STREET ON THE SOUTH AND THE SOUTH LINE OF THE UNION PACIFIC RAILROAD COMPANY RIGHT-OF-WAY ON THE NORTH (KNOWN AS LANE CUTOFF), MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 50.0 FEET NORTH AND 1,549.57 FEET WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 34, WHICH POINT OF BEGINNING IS ALSO DUE SOUTH OF THE WEST LINE OF AN EXISTING WAREHOUSE; THENCE WEST, 210.0. FEET; THENCE NORTH, 443.0 FEET, TO THE SOUTH LINE OF THE UNION PACIFIC RAILROAD COMPANY RIGHT-OF-WAY; THENCE EAST, 210.0 FEET; THENCE SOUTH, 443.0 FEET (ALONG THE OUTSIDE WALL OF SAID EXISTING WAREHOUSE), TO THE POINT OF BEGINNING.

PARCEL 4: THE WEST 500 FEET OF THE EAST 1,600 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER (S 1/2 S 1/2 S 1/4)OF SECTION 34, TOWNSHIP 15 NORTH, RANGE 12 EAST OF THE 6TH P.M., IN THE CITY OF OMAHA, IN DOUGLAS COUNT/, NEBRASKA, LYING BETWEEN THE NORTH LINE OF “F” STREET ON THE SOUTH AND THE SOUTH LINE OF THE UNION PACIFIC RAILROAD COMPANY RIGHT-OF-WAY ON THE NORTH (KNOWN AS LANE CUTOFF), EXCEPT THE WEST 50 FEET 4 INCHES THEREOF, BEING SOMETIMES MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SOUTH HALF OF THE SOUTH HALF OF THE SOUTHWEST QUARTER; THENCE NORTHERLY, ON THE EAST LINE OF SAID SOUTH HALF, 50.00 FEET, TO THE NORTH LINE OF “F” STREET; THENCE WESTERLY, ON A LINE 50 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF SAID SOUTH HALF (THE NORTH LINE OF SAID “F” STREET), 1,100.00 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUING WESTERLY, ON A LINE 50.00 FEET NORTH of AND PARALLEL TO THE SOUTH LINE OF SAID HALF (THE NORTH LINE OF SAID “F” STREET), 449.67 FEET; THENCE NORTHERLY, ON A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE, 443.00 FEET, TO THE SOUTH LINE OF THE

Form 1756 Commitment	Commitment No.: NCS-360814-PHIL

UNION PACIFIC RAILROAD RIGHT-OF-WAY, THENCE EASTERLY, ON THE SOUTH LINE OF SAID UNION PACIFIC RAILROAD RIGHT-OF-WAY, 449.67; THENCE SOUTHERLY, ON A LINE PERPENDICULAR TO THE SOUTH LINE OF THE UNION PACIFIC RAILROAD RIGHT-OF-WAY, 443.65 FEET, TO THE POINT OF BEGINNING.

SECTION 3.19(a)(i)

PERMITTED ENCUMBRANCES

1)	Those matters disclosed by title insurance commitment # X1207C dated June 11, 2008 issued by Professional Title & Escrow Company, LLC as agent for Lawyers Title Insurance Corporation, Schedule B-I, Nos. 8 and 9, and Schedule B-II, Nos. 13-21.*

2)	The following matters disclosed by title insurance commitment # NCS-360814-PHIL dated July 14, 2008 by First American Title Insurance Company:

i.	Terms and conditions of Easement granted to Northern Natural Gas Company, a Delaware corporation filed August 21, 1951, as Book 263, Page 591, Official Records, Douglas County, Nebraska.

Modification and Amendment of Easement Grant, filed April 3, 1964, as Book 410, Page 469.

ii.	Terms and conditions of Easement granted to Omaha Public Power District and Northwestern Bell Telephone Company filed November 1, 1971, as Book 504, Page 357, Official Records, Douglas County, Nebraska.

iii.	Terms and conditions of Party Wall and Easement Agreement filed December 16, 1983, as Book 701 at Page 742, Official Records, Douglas County, Nebraska.

iv.	Terms and conditions of Permanent Easement Agreement filed March 11, 1996, as Book 1171 at Page 125, Official Records, Douglas County, Nebraska.

v.	Terms and provisions of unrecorded lease as evidenced by survey by Louis Surveying, dated July 22, 2008.

vi.	Any facts, rights, interests or claims that may exist or arise by reason of the following matters disclosed by an ALTA/ACSM survey made by Louis Surveying on July 22, 2008, last revised August 20, 2008:

Dock, building, concrete ramp encroach onto Union Pacific Right of Way. Fence and stoop encroach onto Union Pacific Right of Way. Curb and gutter paving encroach onto adjoining property.

vii.	Mortgagee’s Agreement and Waiver to General Electric Capital Business Asset Funding Corporation, filed March 12, 2002, as Book 1428, Page 454, Official Records, Douglas County, Nebraska.

viii.	Landlord’s Agreement and Waiver to General Electric Capital Business Asset Funding Corporation, filed March 12, 2002, as Book 1428, Page 459, Official Records, Douglas County, Nebraska.

3)	All matters disclosed by Survey of 9202 F Street dated July 22, 2008, revised August 20, 2008, prepared by Louis Surveying.

4)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 6/21/2004, filed with the Delaware Secretary of State (filing # 41708827), showing Gordmans, Inc. as the debtor and Shonac Corporation as secured party;

5)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 3/20/2008, filed with the Delaware Secretary of State (filing # 2008 0990109), showing Gordmans, Inc. as the debtor and Banc of America Leasing & Capital, LLC as secured party;

6)	Encumbrances referenced in that certain UCC-1 Financing Statement, dated 4/7/2008, filed with the Delaware Secretary of State (filing # 2008 1205986), showing Gordmans, Inc. as the debtor and Banc of America Leasing & Capital, LLC as secured party; and

7)	Business Property Lease dated July 14, 1998 between Richman Gordman 1/2 Price Stores, Inc. and RGHP Properties, LLC

8)	Interest of the A.G. Realty as lessor to the Company of the Corporate Offices, Store #53 (Omaha, NE).

SECTION 3.19(b)

LEASED REAL PROPERTY

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents

2#	Davenport, Iowa	3860 Elmore Ave Davenport, IA 52807	Hy-Vee, Inc.	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement by and between Town and Country Super Markets, Inc. and Hy-Vee, Inc. dated January 6, 1997

2) Use Restriction and Common Area Agreement by and between Bemidt Group & Hy Vee dated January 6, 1997

3) Sublease Agreement by and between Hy-Vee, Inc. and Richman Gordman  1/2 Price Stores, Inc. dated September 10, 1999

3	Moline, IL	4401 27th St Moline, IL 61265	SDG Macerich Properties	Richman Gordman 1/2 Price Stores, Inc.	1) Lease dated December 9, 1999 by and between SDG Macerich Properties, L.P. and Richman Gordman 1/2 Price Stores, Inc. 2) Response to Notice of Default dated April 18, 2008

4	Champaign, IL	1901 N Market Champaign, IL 61820	Champaign Market Place, L.L.C.

1) Lease dated May 1, 2000 by and between Champaign Market Place L.L.C. and Gordmans, Inc.

2)First Amendment to Lease dated October 17, 2000 (same parties)

3)Tenant Estoppel Certificate dated October 28, 2004

4) Tenant Estoppel Certificate dated April 15, 2003

5	Fargo, ND	5100 14th Ave SW Fargo, ND 58103	JPR Investments, LLC

1) Lease dated June 16, 2000 by and between JPR Investments, LLC and Gordmans, Inc.

2) Settlement Agreement dated September 7, 2005 by and between JPR Investments, LLC and Gordmans, Inc.

3) First Amendment to Settlement Agreement dated September 7, 2005 by and between JPR Investments, LLC and Gordmans, Inc.

4) SNDA dated February 26, 2001 by and among General Electric Capital Business Asset Funding Corporation (Lender), JPR Investments, LLC (Lessor) and Gordmans, Inc. (Lessee).

6	Grand Forks, ND	3501 32nd Ave South Grand Forks, ND 58201	Terrace Point, LLC		1) Lease dated April 19, 2000 by and between KTJ Limited Liability Partnership Forty-Nine and Gordmans, Inc.

7	Omaha, NE	17202 Lakeside Hills Plaza Omaha, NE 68130	Lakeside Plaza L.P.

1) Lease dated May 30, 2001 by and between Lakeside Plaza, L.P. and Gordmans, Inc.

2) SNDA dated January 9, 2002 by and between Principal Commercial Funding LLC and Lakeside Plaza Holdings L.P. and Gordmans, Inc.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents

8	Springfield, IL	3231 S. Veterans Pkwy Springfield, IL 62704	Illinois National Bank, Trustee		1) Lease Agreement dated March 29, 2001 by and between Illinois National Bank and Gordmans, Inc.

9	Fenton, MO	687 Gravois Bluffs Blvd. Fenton, MO 63026	Gravois Bluffs III, L.L.C.

1) Lease Agreement by and between Thirty and 141, L.P. and Gordmans, Inc. dated March 22, 2002

2) Letter regarding lease commencement dates dated October 11, 2002

3) Tenant Estoppel Certificate dated April 1, 2003

10	Westminster, CO	9350 Sheridan Blvd. Westminster, CO 80031	Excel Westminster Marketplace Inc.

1) Lease Agreement dated October 30, 2002 by and between Excel Westminster Marketplace Inc. and Gordman’s Inc.

2) First Amendment to Lease dated January 22, 2003 (same parties)

3) Tenant Estoppel Certificate dated April 27, 2005

11	Oklahoma City, OK	3000 N.W. 59th Street Oklahoma City, OK 73112	The Price Reit, Inc.

1) Shopping Center Lease by and between The Price Reit, Inc. and Gordmans, Inc dated October 25, 2002

2) Second Amendment to Lease (Same Parties) dated July 24, 2008

3) SNDA by and between American National Insurance Co. and Gordmans, Inc. dated March 31, 2003.

4) SNDA dated March 31, 2003

12	Oklahoma City, OK	2201 West Memorial Road Oklahoma City, OK 73134	Inland Western Oklahoma City Quail, L.L.C

1) Lease Agreement by and between 2201 Memorial, L.L.C. and Gordmans, Inc. dated April 14, 2003

2) Notice to Tenant Letter Regarding Sale of

Shopping Center dated Febraury 2, 2005

3) Assignment & Assumption of Leases by and between 2201 Memorial, L.L.C. and Inland Western Oklahoma City Quail, L.L.C. dated February 9, 2005

4) Special Warranty Deed dated February 9, 2005

5) SNDA dated June 18, 2003

6) Estoppel Certificate dated June 18, 2003

7) Letter Agreement regarding Tenant’s Work dated May 16, 2003

14	Appleton, WI	3825 East Calumet Street Appleton, WI 54915	Eisenhower Properties, LLC

1) Lease Agreement dated June 19, 2003 by and between Eisenhower Properties, LLC

2) Estoppel Certificate and SNDA dated June 9, 2005 by and among Gordmans, Inc., Wachovia Bank and Eisenhower Properties, LLC.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents

15	Grand Chute, WI	4741 W. Lawrence Street Grand Chute, WI 54914	Village Park at Plover, LLC / Island City Point, LLC / West Lawrence Street, LLC

1) Lease Agreement dated September 5, 2003 by and between Continental 61 Fund LLC and Gordmans, Inc.

2) SNDA dated September 5, 2003

3) Estoppel Certificate dated April 18, 2006

4) First Amendment to Lease dated March 5, 2004 (same parties)

16	Moore, OK	2800 South Telephone Road Moore, OK 73160	Riverwalk Center I – Oklahoma, L.L.C.

1) Lease dated November 7, 2003 by and between Pine Tree Moore, LLC and Gordmans, Inc.

2) First Amendment to Lease (same parties) dated March 9, 2004

3) Lessee Estoppel Certificate by Gordmans, Inc. dated April 16, 2004

4) Second Amendment Lease (same parties) dated June 24, 2004.

5) SNDA dated April 22, 2004

6) Tenant Estoppel by Gordmans to GE Commercial Finance Business Property Corporation dated February 13, 2006.

7) Confirmation Letter dated January 12, 2006 (confirming Store Opened 10/14/04, Expiration of original term is 10/31/2016, and Lease term is 12 years).

8) Construction Cost Agreement by and between Gordmans, Inc. and Centennial Place dated January 5, 2006.

17	Little Rock, AR	Opening Fall 2009 Little Rock, AR	Shackleford Crossing, LLC		1) Lease Agreement dated June 10, 2008 between Shackleford Crossing, LLC and Gordmans, Inc. 2) SNDA dated June 13, 2008 between M&I Marshall & Isley Bank, Gordmans, Inc. and Shackleford Crossing, LLC.

18	Madison, WI	131 East Towne Mall Madison, WI 53704	Madison/East Town, LLC		1) Lease dated February 19, 2004 by and between Madison Joint Venture and Gordmans, Inc. 2) Estoppel Certificate dated August 19, 2005.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
19	Des Moines, IA	1200 SE Army Post Road Des Moines, IA 50315	Des Moines Associates	Richman Gordman 1/2 Price Stores, Inc.

1) Lease dated April 1, 1975 by and between Jack Jacobs and Company and S.S. Kresge Company.

2) Agreement to Terminate Lease dated May 24, 2000 between KMART Corporation (successor in interest to S.S. Kresge Company) and Des Moines Associates as amended, by a Letter dated June 14, 2000.

3) Lease Agreement dated May 30, 2000 by and between Des Moines Associates and Gordmans, Inc. (formerly known as Richman Gordman  1/2 Price Stores, Inc.)

4) First Amendment to Lease Agreement dated May 18, 2001 between the Lease parties.

5) Tenant Estoppel and SNDA by and among Gordmans, Inc., Residential Fund Corporation and Des Moines Associates.

20A	Bellevue, NE	10515 South 15th Street Bellevue, NE 68123	Mike Hogan Development Company, Inc.

1) Lease dated June 17, 2002 by and between Mike Hogan Development Company, Inc. and Gordmans, Inc.

2) First Amendment to Lease dated October 7, 2002 by and between Mike Hogan Development Company, Inc. and Gordmans, Inc.

3) Second Amendment to Lease dated February 21, 2003 between Mike Hogan Development Company, Inc. and Gordmans, Inc.

4) Notice of Assignment of Lease to Wolf Creek Center, LLC (a wholly owned by Mike Hogan Development Company, Inc.) dated November 25, 2003.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
21#	Des Moines, IA	2590 Hubbell Ave Des Moines, IA 50317	Goodrich Des Moines

1) Lease dated August 3, 1970 by and among Guthrie Associates, Topps Realty Iowa Corp., and Topps of Des Moines, Inc.

2) First Amendment of Lease dated February 28, 1971 by and among the lease parties.

3) Subletting and Assumption Agreement dated March 8, 1973 by and between Topps of Des Moines, Inc. (Sublessor) and Richman Gordman Stores, Inc. (Sublessee).

4) Partial Release of Lease dated April 5, 1983 by and among Richard M. Cohen and Morris Weissman, Successors in Interest to Guthrie Associates and Des Moines Hubbell Holding Corp., Successor in Interest to Topps of Des Moines, Inc, and Richman Gordman Department Stores, Inc.

5) Second Amendment to Lease dated August 1, 1997 by and between Des Moines Associates [by mesne conveyances and assignments, successor in interest to Guthrie Associates and Topps of Des Moines, Inc.] and Richman Gordman  1/2 Price Stores, Inc., successor in Interest to Richman Gordman Stores, Inc.

6) SNDA dated July 14, 2005 by and among Gordmans, Inc. and Goodrich Des Moines, LLC and Valley Bank.

22A	Grand Island, NE	1111 Allen Drive Grand Island, NE 68803	Robert M. Allen Family Limited Partnership

1) Lease by and between Robert M. Allen Family Limited Partnership and Gordmans, Inc. dated August 4, 2000

2) First Amendment to Lease dated September 7, 2000

3) Common Area Maintenance Agreement by and between Robert M. Allen Family Ltd Partnership and Albertson’s, Inc. dated March 11, 1999

4) Declaration of Restrictions and Grant of Easements by and between Robert M. Allen Family Limited Partnership and Albertson’s, Inc. dated March 11, 1999

5) Second Amendment to Lease (same parties) dated June 18, 2003

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
23#	Waterloo, IA	Crossroads Center 2060 Crossroads Blvd #200 Waterloo, IA 50702	Sears	Richman Gordman 1/2 Price Stores, Inc.

1) Lease dated January 29, 1968 by and between The Crossroads Company and Sears, Roebuck and Co.

2) Amendment to Lease dated July 3, 1968 (same Lease parties)

3) First Amendment to Lease dated August 12, 1968 (same Lease parties)

4) Amendment to Lease dated October 28, 1969 (same lease parties)

5) Amendment to Lease dated July 17, 1989 by and between Medina Land Company and Sears, Roebuck and Co.

6) Sublease Agreement dated December 19, 1991 by and between Sears, Roebuck & Co. (sublessor) and Phar-Mor, Inc. (sublessee)

7) First Amendment to Sublease dated October 1, 1992 (between same Sublease parties)

8) Assignment of Sublease Assumption Agreement dated July 23, 1993 by and between Phar-Mor, Inc. (assignor) and Richman Gordman Stores, Inc. (assignee)

24A	Papillion, NE	7825 Towne Center Parkway Papillion, NE 68046 -2136	Shadow Lake Towne Center, LLC

1) Lease Agreement dated July 12, 2006

2) SNDA dated July 17, 2006

3) First Amendment dated January 25, 2007

4) Commencement Date Memorandum dated September 7, 2007

5) SNDA with Bear Stearns Commercial Mortgage dated October 12, 2007

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
25#	Ellisville, MO	15892 Manchester Rd Ellisville, MO 63011	Shop ‘N Save Warehouse Foods, Inc.	Richman Gordman 1/2 Price Stores, Inc.

1) Build and Lease Agreement dated August 19, 1990 between Bradford Hills Associates, Limited Partnership and Associated Wholesale Grocers, Inc.

2) Letter Agreement dated September 10, 1991 (Same Parties)

3) First Amendment to Build and Lease Agreement dated December 2, 1994 (Same Parties)

4) Memorandum of Build and Lease Agreement dated December 2, 1994 (Same Parties)

5) Sublease dated September 18, 1995 between Associated Wholesale Grocers, Inc. and ROSWIL, Inc.

6) Termination of Sublease dated March 4, 1996 (Same Parties)

7) Assignment and Assumption of Lessee’s Interest in Lease dated March 4, 1996 between Associated Wholesale Grocers, Inc. and Supervalu Inc.

8) Assignment and Assumption Agreement dated March 4, 1996 between Supervalu Inc. and Shop ‘N Save Warehouse Foods, Inc.

9) Sublease dated January 16, 1998 between Shop ‘N Save Warehouse Foods, Inc. and Richman Gordman 1/2 Price Stores, Inc.

10) First Amendment to Sublease dated August 22, 2008, by and between Gordmans, Inc. and Shop’N Save Warehouse Foods, Inc.

26	Lenexa, KS	9650 Quivera Lenexa, KS 66215	Orchard Center Company, L.L.C.	Richman Gordman 1/2 Price Stores, Inc.

1) Orchard Corners Shopping Center Lease Agreement dated December 12, 1982 by and between Orchard Center Company and Richman Gordman Stores, Inc.

2) Addendum dated December 12, 1982 (same parties)

3) Agreement regarding Partnership Conversion dated March 21, 1995 (changing Orchard Center Company to Orchard Center Company, L.L.C.)

4) First Amendment to Lease Agreement dated March 24, 1999 by and between Orchard Center Company, L.L.C. and Richman Gordman 1/2 Price Stores, Inc.

5) Original executed Second Amendment to Lease dated December 30, 2007 (same parties as 4 above)

6) NDA dated February 14, 1983

27	Fairview Heights, IL	71 Ludwig Drive Fairview Heights, IL 62208	Fairview Heights Associates, LP & HOF Associates, LLC	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement by and between Fairview Heights Associates Limited Partnership and Richman Gordman 1/2 Price Stores, Inc. dated March 29, 1994

2) First Amendment to Lease dated January 1, 1995

3) Tenant Estoppel Certificate dated July 24, 1998

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
28A#	Wichita, KS	2057 N. Rock Road Wichita, KS 67206-1257	Kimco Income Operating Partnership LP

1) Shopping Center Lease by and between Kimco Income Operating Partnership L.P. and Gordmans, Inc. dated April 26, 2002

2) Indemnification Agreement (same parties) dated April 27, 2002

3) SNDA dated June 10, 2002

4) First Amendment to Shopping Center Lease by and between KIR E. WICHITA L.P. (as successor in interest to Kimco Income Operating Partnership L.P) and Gordmans, Inc. dated August 21, 2008

29*#	Topeka, KS	3245 Topeka Blvd Topeka, KS 66611	Macerich Real Estate Company	Richman Gordman 1/2 Price Stores, Inc.

1) Sublease Agreement dated March 21, 1972 between Middle Kansas Real Estate, Inc. and Richman Gordman Stores, Inc.

2) Indenture of Sublease dated March 21, 1972 (Same Parties)

3) Stipulation and Agreement dated May 10, 1983 between Macerich Real Estate Company, Middle Kansas Real Estate, Inc. and Richman-Gordman Stores, Inc.

4) First Amendment of Lease dated February 1, 1984 between Macerich Real Estate Company and Richman Gordman Department Stores, Inc.

5) Second Amendment of Lease dated December 13, 1993 between Macerich Real Estate Company and Richman Gordman  1/2 Price Stores, Inc.

6) SNDA dated December 10, 2001 between The Columbian Bank and Trust Co. and Gordmans, Inc.

7) Tenant Estoppel dated November 2, 2001 by Gordmans, Inc.

30	Tulsa, OK	1001 E. 71st Street South Tulsa, OK 74133	Sollco, L.C.	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement dated November 17, 1993 between Sollco, L.C. and Richman Gordman  1/2 Price Stores, Inc.

2) First Amendment to Lease dated October 1st (Same Parties)

3) Letter Notice of Rent/Lease Commencement dated June 4, 1994 by Sollco, LC

4) SNDA dated July 28, 2004 by and between Keybank National Association and Richman Gordman  1/2 Price Stores, Inc. and Sollco, LC.

31	Tulsa, OK	1887 S. Yale Tulsa, OK 74112	Rafael & Sarah Irom d/b/a Omega Enterprises	Richman Gordman 1/2 Price Stores, Inc.	1) Shopping Center Lease by and between 2100 Yale, L.L.C. and Richman Gordman 1/2 Price Stores, Inc. dated January 15, 19999 2) Supplemental Letter Agreement (Same Parties) dated January 22, 1999

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
32	Springfield. MO	3303 S. Campbell Ave. Springfield, MO 65807	Wal-Mart Stores, Inc.	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement by and between Wal-Mart Stores, Inc. and Richman Gordman  1/2 Price Stores, Inc. dated March 15, 1994

2) First Amendment to Lease (same parties) dated March 24, 1994

3) Amendment to Lease (same parties) dated November 15, 1994

33	Omaha, NE	5808 N. 90th St. Omaha, NE 68134	Lerner Military Partnership	Richman Gordman 1/2 Price Stores

1)  1/2 Price Store Lease dated February 27, 1989 by and between LC Development Co. and Richman Gordman Stores, Inc.

2) Supplemental Agreement dated February 27, 1989 (same parties)

3) Ground Sublease for Parking dated April 1, 2005 by and between Gordmans, Inc. (subtenant) and ConAgra Foods, Inc. (sublandlord – 140 parking stalls)

4) Notice Letter of Termination of Ground

Sublease for Parking dated May 15, 2006 (same parties as #3)

34	Aurora, CO	14400 E. Alameda Ave. Aurora, CO 80012	Alameda / 225, LLC	Richman Gordman 1/2 Price Stores

1) Standard Commercial Shopping Center Lease dated August 1, 1994 by and between Principal Mutual Life Insurance Company and Richman Gordman  1/2 Price Stores, Inc.

2) Addendum to Lease Agreement dated August 1, 1994 (Same Parties)

3) Second Addendum to Lease Agreement dated August 1, 1994 (Same Parties)

4) Estoppel Certificate dated January 31, 2006 (American National Insurance Co. and Alameda/225 LLC – successor in interest to Principal Mutual Life Insurance Company)

5) SNDA dated January 31, 2006

6) First Amendment to Lease dated August 28, 2008 by and between Alameda/225, LLC and Gordmans, Inc. (formerly known as Richman Gordman  1/2 Price Stores, Inc.).

35	Lakewood, CO	10755 W. Colfax Ave. Lakewood, CO 80215	Centro Westland, LLC		1) Lease dated November 21, 1994 by and between Centermark Properties, Inc. and Richman Gordman 1/2 Price Stores, Inc.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
36A	Sioux City, IA	5001 Sergeant Road, Suite 140 Sioux City, IA 51106	MB Sioux City Lakeport, L.L.C.

1) Shopping Center Lease dated January 17, 2005 by and between Lakeport Commons, LLC and Gordmans, Inc.

2) SNDA dated May 11, 2005 by and between Gordmans, Inc., First National Bank of Omaha and Lakeport Commons, LLC

3) Certified Area Plan & Letter of Certification of Architects dated August 9, 2005

4) Health Club Approval dated July, 2007

5) Letter of Notice of Property Sold dated September 26, 2007

6) Assignment & Assumption of Lease and

Security Deposit dated September 26, 2007

37	Hastings, NE	930 S. Burlington Hastings, NE 68901	D&B Rental		1) Lease Agreement dated June 1, 1998 by and between Donald D. Mehring and Richman Gordman 1/2 Price Stores, Inc. 2) Lease Termination for termination date October 31, 2008

38	Kansas City, MO	8760 Blue Ridge Blvd Kansas City, MO 64138	Loma Vista Associates, LLC	Richman Gordman 1/2 Price Stores, Inc.

1) Lease dated August 2, 1983 between Loma Vista Investment Company and Richman Gordman Stores, Inc.

2) Amendment to Lease dated February 17, 1988 (Same Parties)

3) Lease Amendment and Extension dated December 15, 1997 between Loma Vista Associates, LLC and Richman Gordman  1/2 Price Stores, Inc.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
41	Thornton, CO	10001 Grant St. Thornton, CO 80229	Thorton Town Center 05A-F, LLC	Richman Gordman 1/2 Price Stores, Inc.

1) Lease dated March 6, 1995 by and between Hyper Real Estate (Colorado), Inc. and Richman Gordman  1/2 Price Stores, Inc.

2) Tenant Estoppel dated December 15, 1995

3) Notice Letter (Bigthorn Inc. re Mutual Agreement effective January 31, 1996 with Hyper Real Estate (CO) Inc. whereby Bigthorn Inc. becomes Master Landlord) dated February 21, 1996

4) Bigthorn Inc. Letter re Contract of Sale with DRA Advisors, Inc. dated April 16, 1998

5) Tenant Estoppel Letter dated November 16, 2001

6) SNDA dated October 15, 2003 by and between Amerishop Thornton, LLC, Metropolitan Life Insurance Company, and Gordmans, Inc.

7) First Amendment dated April 30, 2004 with Amerishop Thornton, LLC as landlord.

8) Tenant Estoppel Agreement dated September 28, 2004

9) Lease Extension (Wal-Mart Opening Info 2005)

10) Commencement Date Agreement dated May 25, 2005

11) Tenant Estoppel Certificate dated September 23, 2005

42	Fremont, NE	850 E. 23rd Street Fremont, NE 68025	Delta Plaza, LLC	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement dated May 18, 1964 between Fremont Plaza, Inc. and SKOGMO, Inc.

2) Agreement and Assignment of Lease dated June 11, 1981 between SKOGMO, Inc. and Richman Gordman Stores, Inc.

3) Lease Amendment dated May 30, 1991 between Fremont Plaza, Inc. and  1/2 Price Stores, LLC

4) Fremont Mall Lease dated August 26, 1996 between Simon Property Group, L.P. and Richman Gordman  1/2 Price Stores, Inc.

5) Letter Agreement dated August 26, 1996 by Simon Property Group, L.P.

43	Sioux Falls, SD	4001 S. Louise Avenue Sioux Falls, SD 57106	SDG Macerich Properties, L.P.

1) Lease Agreement dated August 21, 2000 by and between SDG Macerich Properties, L.P. and Gordmans, Inc.

2) First Amendment of Lease Agreement dated October 24, 2000 (Same Parties)

3) Tenant Estoppel Certificate to Landlord and Credit Suisse First Boston Corporation by Gordmans, Inc. dated April 3, 2003

4) Tenant Estoppel Certificate to Landlord and Bank of America, NA by Gordmans, Inc. dated April 13, 2006

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
44*#	Lincoln, NE	4600 Vine Street Lincoln, NE 68503	A. G. Realty Company	Richman Gordman 1/2 Price Stores, Inc.

1) Lease Agreement by and between Eugene F. Cotter and Gertrude E. Cotter and A.D. Gordman dated October 1, 1968

2) Sublease Agreement by and between A. Dan Gordman and Esther Gordman (sublessor) and Richman Gordman Stores, Inc. (sublessee) dated October 1, 1968

3) First Amendment to Sublease Agreement by and between A.G. Realty Company (by assignment from sublessor) and Richman Gordman No. 7, Inc. (by assignment from sublessee) dated June 12, 1972

4) Assignment of Lease Agreement (estate of Eugene F. Cotter, deceased to Jean Ann Cotter and John W. Cotter) dated October 28, 1991

6) Settlement Agreement dated July 28, 2005

7) Facility Management Agreement by and between AG Realty Limited Partnership and Gordman Stores, Inc. dated August 1, 2005

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
45#	West Des Moines, IA	1400 West 22nd Street West Des Moines, IA 50266	Grayslake Westowne, LLC

1) Lease Agreement by and between J.E.H. Development Company and F.W. Woolworth Co. dated March 10, 1970

1a) Agreement for Subordination of Mortgage dated August 3, 1971

2) Assignment of Lease by and between Westown Associates and The Penn Mutual Life Ins. Co. dated March 15, 1973

3) Sublease by and between F.W. Woolworth Co. and R-G Stores, Inc. dated April 1, 1983

4) Amendment to Sublease by and between First Westown, Inc. and Richman Gordman Stores, Inc. dated August 1, 1988

5) Second Amendment to Declaration of Easements and Restrictions by and between Cohen & Weissman, Richman Gordman Dept. Stores, Inc., Central Life Assurance Co. and Newport Investments, Inc. dated February 8, 1990

6) Second Amendment to Sublease by and between First Westown, Inc. and Richman Gordman Stores, Inc. dated June 14, 1990 with related letter (same parties) dated May 23, 1990

7) Amendment to Lease by and between Westown Ctr. Associates and First Westown, Inc. and acknowledged by Richman Gordman Stores, Inc. dated January 28, 1991

8) Tenant Estoppel Certificate and Subordination and Non-Disturbance Agreement dated February 8, 1991

9) Assignment of Lease by and between First Westown, Inc and Westown Center Associates dated March 4, 1991

10) Letter regarding Assignment for Security of Westown Center Associates Sublease with Richman Gordman Stores, Inc. to Prudential dated August 14, 1991

11) Letter regarding terms of Amendment to Sublease by and between First Westown, Inc. and Ricard (Richman) Gordman Stores, Inc. dated June 30, 1992

12) Estoppel Certificate dated August 24, 2005

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
47	Independence, MO	13500 “A” East 40 Hwy Independence, MO 64055	Block & Co.

1) Lease Agreement by and between Noland Fashion Square Partners and  1/2 Price Stores, Inc. dated December 21, 1987

2) Amendment to Lease (same parties) dated May 5, 1988

3) Amendment to Lease (same parties) dated March 30, 1989

4) Second Lease Amendment (same parties) dated December 11, 2002

5) Third Lease Amendment (same parties) dated March 19, 2008

48A	Kansas City, MO	215 N.E. Englewood Kansas City, MO 64118	Creekwood Commons, LLC

1) Lease by and between J.A. Peterson Enterprises, Inc. and Gordmans, Inc. dated November 19, 2002

2) Lease Commencement Date Agreement between parties dated as of July 15, 2003

3) SNDA among Gordmans, J.A. Peterson Enterprises, Inc. and Commerce Bank, N.A.

4) Tenant Estoppel Letter by Gordmans March 30, 2004

49	St. Charles, MO	1355 South 5th Street St. Charles, MO 63301	Greater Missouri Builders, Inc.	Richman Gordman 1/2 Price Stores, Inc.

1) Lease by and between PABC Missouri Associates and Richman Gordman  1/2 Price Stores, Inc. dated March 30, 1995

2) First Amendment to Lease (same parties) dated November 27, 1995

3) Letter Agreement (same parties) dated November 28, 1995

4) Letter Agreement (same parties) dated January 31, 1996

5) Letter Agreement (same parties) dated February 8, 1996

6) Letter Agreement by and between Boyle Investment Company (Successor in Interest to PABC) and Richman Gordman  1/2 Price Stores, Inc. dated March 21, 1996

7) Tenant Estoppel Certificate dated December 22, 2004

8) SNDA by and between First Bank, Gordmans, Inc. & Greater Missouri Builders dated February 3, 2005

9) Second Amendment to Lease dated March 15, 2006

10) SNDA dated December 2, 2004 by and among First Bank, Gordmans, Inc. and Greater Missouri Builders, Inc.

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
50	Omaha, NE (Distribution Center)	9202 F Street Omaha, NE 68127	RGHP Properties, L.L.C.

1) Supplemental Agreement dated August 1, 1991 between Union Pacific Railroad Company and Richman Gordman Stores, Inc.

2) Adoption Agreement dated May 10, 1996 between Union Pacific Railroad Company and Richman Gordman  1/2 Price

Stores, Inc.

3) Business Property Lease dated July 14, 1998 between Richman Gordman  1/2 Price Stores, Inc. and RGHP Properties, LLC

4) Option Agreement Termination Agreement dated July 15, 1998 between Richman Gordman  1/2 Price Stores, Inc. and Gordman Properties Company

5) Agreement for Underground Storm Sewer Pipeline Crossing and Open Ditch Encroachment dated August 19, 1983 by and between Richman Gordman Stores, Inc. and Union Pacific Railroad Company, as amended by Extension Letter dated May 7, 2003, accepted May 30, 2003 between Gordmans, Inc. and Union Pacific Railroad Company.

6) Lease dated June 29, 2000 by and between Union Pacific Railroad Company and Gordmans, Inc.

7) Lease dated July 13, 2004 by and between Union Pacific Railroad Company and Gordmans, Inc.

51	Omaha, NE (Warehouse)	Nebraska Furniture Mart Warehouse 402 Rose Blumkin Dr. Omaha, NE 68114	Nebraska Furniture Mart		1) Lease Agreement dated December 2, 2005 2) First Amendment to Lease dated March 1, 2006 3) Executed Second Amendment to Lease dated March, 2008

53*#	Omaha, NE (Corporate offices)	12100 West Center Road Omaha, NE 68144	A.G. Realty Company, LP

1) Lease Agreement by and between Mutual Investors, Inc. and A. Dan Gordman and Esther Gordman dated September 6, 1966

2) Lease (Sublease) by and between A.G. Realty Company, Partnership and Richman Gordman Stores, Inc. dated September 1, 1983

3) Settlement Agreement dated July 28, 2005

53 S/L	Omaha, NE (Corporate offices)	12100 West Center Road Omaha, NE 68144	Gordmans, Inc.	Gordmans Management Company, Inc.	1) Sublease Agreement dated November 1, 2004 between Gordmans, Inc. and Gordmans Management Company, Inc.

53 S/L	Omaha, NE (Corporate offices)	12100 West Center Road Omaha, NE 68144	Gordmans, Inc. - successor to Richman Gordman 1/2 Price Stores, Inc.	Sublessee- Nebraska Health-Care System	1) Business Property Sublease by and between Richman Gordman 1/ 2 Price Stores, Inc. and Nebraska Health System dated May 17, 1999

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
53A	Omaha, NE (Corporate offices)	12100 West Center Road Omaha, NE 68144 [This lease will replace the lease 53 above commencing August 1, 2009]	A.G. Realty Company, LP		1) Amended and Restated Sublease Agreement dated July 21, 2008 between AG Realty Company and Gordmans, Inc.

60	Colorado Springs, CO	1972 Southgate Road Colorado Springs, CO 80906	New Haven WG, LLC

1) Lease Agreement by and between New Haven WG, LLC and Gordmans, Inc. dated February 6, 2004

2) SNDA by and between First National Bank of Omaha and New Haven WG, LLC dated February 25, 2004

3) Notice of Rent Commencement Date dated August 10, 2004

4) Recognition and Attornment Agreement by and between Univest Southgate, LLC, New Haven WG, LLC and Gordmans, Inc. dated March 25, 2004

62	Crestwood, MO	9490 Watson Road Crestwood, MO 63126	Milpitas Fleming Associates, LLC		1) Lease Agreement by and between Milpitas Fleming Associates and GP/KB Industry Building LLC and Gordmans, Inc. dated March 1, 2004 2) First Amendment (same parties) dated April, 2007

63	O’Fallon, MO	2259 Missouri Hwy. K O’Fallon, MO 63366	IBT O’Fallon LLC

1) Lease Agreement by and between IBT O’Fallon LLC and Gordmans, Inc. dated April 6, 2004

2) SNDA by and between Associated Bank, National Association, IBT O’Fallon, LLC and Gordmans, Inc. dated April 26, 2004

3) Pre-Occupancy Certificate by and between Gordmans, Inc. and Associated Bank dated April 7, 2004

4) Rent Commencement Letter dated June 6, 2005

64	Kansas City, MO	13617 Washington St. Kansas City, MO 64145	State Line Shops, LLC		1) Shopping Center Lease by and between State Line Shops, LLC and Gordmans, Inc. dated April 12, 2004

65	Wausau, WI	3701 Rib Mountain Drive, Wausau, WI 54401	Freedom Group, LLC

1) Lease Agreement by and between Freedom Group, LLC and Gordmans, Inc. dated May 13, 2004

2) Tenant Estoppel Certificate dated August 21, 2006

3) SNDA by and between LaSalle Bank and Gordmans, Inc. dated August 21, 2006

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
66	Mankato, MN	1940 Adams Street Mankato, MN	Lockard Development, Inc / Lockard Mankato, LLC

1) Gordmans Retail Lease by and between KTJ Limited Liability Partnership One Hundred Three and Gordmans, Inc. dated July 21, 2004

2) First Amendment to Retail Lease (same parties) dated August 2, 2004

3) Estoppel Letter by and between Gordmans, Inc. and US Bank dated January 6, 2005

67	Evansville, IN	6200 E. Lloyd Expressway Evansville, IN 47715	GPT Evansville, L.L.C.

1) Shopping Center Lease by and between GPT Evansville, L.L.C. and Gordmans Inc. dated January 28, 2005

2) First Amendment To Lease (same parties) dated February 28, 2005

3) PineTree Letter of Occupancy and Delivery of Possession Date dated July 14, 2005

4) Second Amendment to Lease (same parties) dated June 21, 2005

68	Normal, IL	306 S. Towanda Normal, IL 61761	IMI LLC College Hills, LLC

1) Lease Agreement by and between Shoppes At College Hills, LLC and Gordmans, Inc. dated October 22, 2004

2) SNDA dated March 14, 2005

3) Estoppel Certificate dated June 13, 2006

4) Notice Letter Regarding New Landlord and

Request for Certificate of Insurance dated August 1, 2006

5) Notice Letter Regarding New Monthly Rents

Address dated August 30, 2006

69	Rockford, IL	7143 E. State Street Rockford, IL 61108	Rancho Perryville I, LLC,

1) Lease Agreement by and between Rubloff State & Perryville, LLC and Gordmans, Inc. dated December 22, 2004

2) First Amendment dated March 25, 2005

3) SNDA by and between Rubloff State & Perryville, L.L.C., and Assoc’d Bank, N.A. dated October 31, 2005

4) Tenant Estoppel Certificate by and between USA Properties, Inc., Citigroup Global Markets Realty Corp. and Gordmans, Inc. dated April 11, 2006

5) Notice of Sale by USA Properties/ Citigroup Global Markets Corp. dated April 26, 2006

6) New Landlord/Management Company Letter dated May 31, 2006.

70	Machesney Park, IL	1578 West Lane Road Machesney Park, IL 61115	Rubloff C&G Portfolio, LLC		1) Lease Agreement by and between Rubloff C&G, LLC and Gordmans, Inc. dated December 22, 2004 2) Tenant Estoppel Certificate dated June 26, 2006

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
71	Peoria, IL	7611 N. Grand Prairie Peoria, IL 61615	Cole GO Peoria IL, LLC		1) Lease Agreement by and between The Plaza at Grand Prairie, L.L.C. and Gordmans, Inc. dated March 31, 2005 2) Lease Amendment dated January 18, 2007

72	Cedar Rapids, IA	4601 First Avenue Cedar Rapids, IA	Marketplace on First, LLC

1) Lease dated march 31, 2005 by and between Marketplace on First, LLC and Gordmans, Inc.

2) Gordmans Letter of Waiver of Site Inspection Contingency dated April 12, 2005

3) Letter stating Landlord’s Work is Substantially Completed dated July 13, 2005

4) Letter Regarding Joanne Mauck, LLC NEW Property

Management Agent for Shopping Center dated October 1, 2006

5) Reciprocal Easement Agreement dated March 30, 2006.

6) SNDA dated June 27, 2007 by and among Gordmans, Inc., 40.86 Mortgage Capital, Inc. and Marketplace on First, LLC.

73	Southaven, MS	100 Towne Center Loop Southaven, MS 38621	Southaven Towne Center, LLC		1) Lease Agreement dated September 20, 2005 2) Estoppel Certificate dated April 18, 2006

74	Cordova, TN	2281 N. Germantown Pkwy Cordova, TN 38016-4492	Countrywood 1031, L.L.C.		1) Lease dated October 10, 2005 2) First Amendment to Lease dated January 10, 2006 3) Second Amendment to Lease dated April 7, 2006

75	Memphis, TN	7761 Winchester Road Memphis, TN 38125	Centennial Place Co.

1) Lease dated September 14, 2005 by and between Centennial Place Co. and Gordmans, Inc.

2) Tenant Notice Letter to Developer dated February 20, 2006 regarding Opening Date of August 10, 2006.

3) Tenant Notice Letter to Landlord dated February 27, 2006 regarding opening date of August 10, 2006.

4) Construction Cost Agreement dated January 5, 2006.

76	Lafayette, IN	100 S. Creasy Lane Lafayette, IN 47905	Lafayette Pavilions Partners, LLC

1) Lease by and between Lafayette Pavilions Partners, LLC and Gordmans, Inc. dated July 6, 2005

2) First Amendment to Lease (same parties) dated July 26, 2005

3) Letter of Transmittal to Harvey Swenson regarding Landlord’s plans dated August 5, 2005

4) Letter from Gordmans to Lafayette Pavilions regarding reservation of rights dated January 25, 2006

5) Landlord’s letter regarding delivery of premises dated June 28, 2006

6) Store Opening Letter dated as of July 13, 2006

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
77	Lexington, KY	2321 Sir Barton Way Suite 160 Lexington, KY 40580	Sir Barton Place, LLC

1) Lease dated January 26, 2006 by and between Sir Barton Place, LLC and Gordmans, Inc.

2) Construction Letter Agreement by and between the lease parties dated April 5, 2006 (executed by Gordmans April 12, 2006).

3) Landlord’s letter dated October 18, 2006 regarding Rent Commencement & Charges, CAM Charges and Square footage confirmation from Architect.

78	Lexington, KY	3801 Mall Drive Suite 175 Lexington, KY 40503	Fayette Plaza CMBS, LLC		1) Lease dated January 12, 2006 by and between Gordmans, Inc. and Fayette Development Property, LLC.

79	Rogers, AR	2203 Promenade Blvd. Rogers, AR 72758	Pinnacle South, LLC		1) Lease dated July 27, 2007 by and between Pinnacle South, LLC and Gordmans, Inc.

80	Coralville, IA	2515 Corridor Way Coralville, IA 52241	Anderson Investments, LLC & Northridge Group I, LLC		1) Lease dated April 27, 2007

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
81	Wichita, KS	7011 W. Central #300 Wichita, KS 67212	Ruffin Company

1) Lease dated December 27, 1979 by and between Phil Ruffin (lessor) and David’s Incorporated (lessee)

2) Amendment to Lease (same parties) dated October 3, 1980

3) Second Amendment to Lease (same parties) dated October 29, 1980

4) Third Amendment to Lease (same parties) dated January 5, 1981

5) Agreement relating to first mortgage loan with IDS (same parties) dated January 5, 1981.

6) Estoppel Certificate dated January 14, 1984 by and between Phil G. Ruffin and David’s Incorporated.

7) Assignment of Lease dated February 1, 1984 by and between David’s Incorporated and Duckwall-Alco Stores, Inc. with Assignment and Consent from Phil G. Ruffin.

8) Assignment Agreement dated July 9, 1990 by and between P.H. of Florida, Inc. and PHF of Richman Gordman Stores, Inc.

9) Assignment of Lease dated July 13, 1990 by and between P.H. of Florida, Inc. (Assignor) and Richman Gordman Stores, Inc. (Assignee)

10) Agreement dated July 13, 1990 by and among Richman Gordman Stores, Inc. (Buyer) / Pizza Hut of FL, Inc. (Seller), Daniel M. Carney, Daniel J. Taylor & Robert W. Moore (Indemnitors).

11) Assignment dated July 14, 1990 by and between Richman Gordman Stores, Inc. (Assignor) and P.H. of FL, Inc. (Assignee)

12) Sublease Agreement dated July 14, 1990 by and between P.H. of Florida, Inc. (sublessor) and 1/2 Price Stores, Inc. (sublessee).

82	Council Bluffs, IA	1800 N. 16th Street Council Bluffs, IA 51501 (To be surrendered to landlord circa 9/30/08)	Jacque P. Lorey

1) Lease Agreement dated April 12, 1971 between Jacque P. Lorey and Richman Gordman Stores, Inc.

2) First Amendment to Lease Agreement dated March 20, 1972 between Jacque P. Lorey and Richman Gordman Stores, Inc.

3) Second Amendment to Lease Agreement dated November 16, 1972 (Same Parties)

4) E-mail correspondence dated July 30, 2008 between Stan Bodker (for landlord) and Ron Hall (Gordmans, Inc.)

Store No.	Location	Address	Lessor	Lessee[1,2]	Lease Documents
82A	Council Bluffs, IA	3125 Manawa Centre Drive Council Bluffs, IA 51503	Lake Manawa Centre, LP

1) Standard Shopping Center Lease dated August 21, 2002 by and between Lake Manawa Centre LP and Gordmans, Inc.

2) Assignment of Lease and Assumption Agreement dated July 18, 2003 by and between Lake Manawa Centre LP and Lake Manawa “G” LLC.

3) SNDA dated July 29, 2003 by and among General Electric Capital Business Asset Funding Corporation, Lake Manawa “G”, LLC and Gordmans, Inc.

4) Dial Properties, Co. letter to Gordmans, Inc. dated July 28, 2003 regarding commencement date of lease on July 21, 2003 and commencement of CAM.

83	Ft. Wayne, IN	Opening Fall 2008 Ft. Wayne, IN	PTI Ft. Wayne, LLC		1) Lease dated October 1, 2007

85	Rapid City, SD	Opening Fall 2008 Rapid City, SD	Midland Rushmore, LLC		1) Lease dated November, 2007

[1]	Leasee is Gordmans Inc. unless otherwise indicated.
[2]	Gordmans, Inc. successor in interest to Richman Gordman 1/2 Stores, Inc.
*	Those leases identified with an asterisk (*) are ground leases.
#	Those leases identified with a number sign (#) are subleases.

(v) Disputes

1)	The landlord for Store #3 in Moline, Illinois, mailed to the Company on April 9, 2008, a notice of default regarding the Company’s refusal to pay the $68,541.27 in insurance premiums retroactive to 2002. On April 18, 2008, the Company sent a notice of default to the landlord regarding the landlord’s failure to comply with the terms of the lease regarding these matters and to provide adequate information substantiating the expense. Neither party has taken any further action regarding this dispute.

2)	In December of 2007, the landlord for Store 79, Pinnacle Hills in Rogers, Arkansas, sent a notice of default to the Company asserting that the Company had improperly substituted fiber mesh for wire mesh in the concrete floor slab without the landlord’s consent to this change in the approved construction plans. The substitution effected a $4,635 savings in the construction cost. On January 8, 2008, the Company responded to the landlord requesting a waiver of the purported non-compliance. The landlord has not granted the waiver nor pursued any claim against the Company.

3)	Construction costs for Store 64 in Kansas City, Missouri (Stateline Shops), and Store 36A in Sioux City, IA (Lakeport Commons) substantially exceeded the tenant improvement allowances for those stores. The landlords filed suit to collect the amount allegedly owed by the Company for the cost overruns. In May of 2007 the Company entered into settlement agreements with the landlords for those stores and the suits were dismissed with prejudice.

4)	Construction costs for Store 78 in Lexington, Kentucky exceeded the tenant improvement allowance by $40,299.47 and the landlord is seeking reimbursement. The Company is seeking $44,000.00 form the landlord with respect to penalties associated with late tender of possession of the leased space to the Company. The parties are currently in negotiations regarding settlement.

(x) See Section 3.6 above regarding Affiliate transactions.

(xiii) Company Store #53 (Omaha, NE), the Corporate Office, is a capital lease.

SECTION 3.19(c)

ORDINARY WEAR AND TEAR

1) None.

SECTION 3.20(a)

ENVIRONMENTAL MATTERS

(ii) Noise generated from the loading docks of the Company's stores has not been measured by the Company, but may exceed permitted levels.

(v) Products sold by the Company may include petroleum, oil, arsenic, lead, or other Materials of Environmental Concern but the Company believes that such ingredients are not of a quantity or type sufficient to result in material liability under Environmental Laws after application of any vendor indemnifications.

SECTION 3.21(a)

MATERIAL CONTRACTS

1)	Leases identified under Section 3.19(b)

2)	Department License Agreement by and between Gordman’s, Inc. and Mothers Work, Inc. dated September 29, 2006, as amended November 28, 2006

3)	Contracts requiring consent listed on Section 3.5(a)(iii)

4)	Company Stock Plans listed in Section 3.3

5)	Company Benefit Plans listed on Section 3.11(a)

6)	Company Intellectual Property listed on Section 3.18(a)

7)	Contracts that are a settlement, conciliation or similar agreement requiring a payment by the Company or its Subsidiaries in excess of $50,000 or which provides for limitations on the conduct by, or requires conduct by, the Company or any of its Subsidiaries:

1)	L.A. Printex Settlement Agreements set forth above in both Sections 3.10 and 3.18(b)

8)	Contracts that are letters of credit and bankers’ acceptances issued for or on account of the Company and its Subsidiaries listed above in Section 3.7(f);

9)	Contracts that are a settlement, conciliation or similar agreement with any Governmental Entity or pursuant to which any outstanding obligations would exist after the Closing:

i) Fines in the aggregate amount of $70,000 paid to the Wisconsin Department of Agriculture, Trade and Consumer Protection for alleged violation of Wisconsin’s law prohibiting the distribution and sale of children’s clothing with draw strings.

10)	RG Stock Trust described both above in Appendix 3.3(3) and below in Section 9.5

11)	Voting Trust described both above in Appendix 3.3(3) and below in Section 9.5

12)	Remsen Restricted Stock Agreement dated August 2, 2006

13)	Remsen Offer Letter dated July 31, 2006, agreed and accepted August 7, 2006

14)	Informal severance benefits as listed in Section 3.16 above

15)	Advancement to employee James A. Jackson during fiscal year 2006 in the amount of $25,000.00 with a current balance due of $3,689.00.

16)	Konica Minolta Business Solutions USA, Inc. Multifunction Copy, Fax and Printer Products Master Agreement by and between Konica Minolta Business Solutions USA, Inc. and Gordmans Management Company, Inc., dated July 27, 2007, effective January 1, 2008.

17)	Lease Agreement by and between Xerox Corporation and Gordmans, Inc. dated July 7, 2007.

18)	QWEST Communications Agreement by and between QWEST Communications Corporation and Gordmans, Inc. dated August 3, 2004.

19)	Letter Agreement by and between Agilysis S.C. Inc. and Gordmans Management Company dated March 3, 2005.

20)	Software Maintenance Agreement by and between Agilysys S.C. Inc. and Gordmans Management Company, Inc. dated March 4, 2005.

21)	Total Storage Disc Systems Agreement by and between Gordmans, Inc. and International Business Machine (“IBM”) dated June 5, 2006.

22)	Software and Maintenance Agreement by and between Gordmans, Inc. and JDA Software, Inc. dated August 31, 2005, effective September 1, 2005.

23)	MGE UPS Systems Agreement by and between MGE UPS Systems, Inc. and Gordmans, Inc. dated September 21, 2004.

24)	Professional Services Agreement by and between Select Business Solutions, Inc. and Gordmans, Inc. dated January 24, 2004.

25)	Master Software License Agreement by and between Applied Intelligence Solutions, LLC and Gordmans, Inc. dated August 26, 2006.

26)	Guest Satisfaction Survey Agreement by and between Service Management Group, Inc. and Gordmans, Inc. dated April 4, 2007.

27)	Master Software License and Services Agreement by and between NSB Retail Solutions, Inc. and Gordmans Management Company, Inc. dated September 12, 2006.

28)	Point of Sale Software Maintenance Agreement by and between NSB Retail Solutions, L.P. and Gordmans Management Company, Inc. dated September 12, 2006.

29)	Point of Sale Equipment Maintenance Agreement by and between NSB Retail Solutions, L.P. and Gordmans Management Company, Inc. dated September 12, 2006.

30)	Annual Retail Advertising Contract by and between The Kansas City Star and Gordmans, Inc. dated March 5, 2008.

31)	Standard Advertising Agreement by and between Denver Newspaper Agency LLP and Gordmans, Inc. dated March 1, 2008.

32)	Advertising Agreement by and between the St. Louis Post-Dispatch d/b/a St. Louis Advertising Network and Gordmans, Inc. dated March 1, 2008.

33)	Retail Advertising Agreement by and between the Omaha World-Herald and Gordmans, Inc. dated March 1, 2008.

34)	Revenue Based Advertising Agreement by and between the Memphis Publishing Company and Gordmans, Inc. dated February 26, 2008.

35)	Advertising Agreement by and between The Oklahoma Publishing Company and Gordmans, Inc. dated March 5, 2008.

36)	Housekeeping Services Agreement by and between Kellermeyer Building Services, LLC and Gordmans, Inc. dated March 1, 2008.

37)	Agreement by and between MBS Insight, Inc. and Gordmans, Inc. dated May 7, 2007 executed May 11, 2007.

38)	Client Service Agreement and Addendums by and between Digital Evolution Group, LLC and Gordmans, Inc. dated January 8, 2007.

39)	Logistic Services Agreement by and between Werner Value Added Services, a division of Werner Enterprises, Inc. and Gordmans, Inc. dated January 1, 2007.

40)	Advertising Agency Appointment Contract by and between Malone Advertising, LLC and Gordmans, Inc., as amended by a letter agreement extension dated January 31, 2009.

41)	Administrative Services Agreement by and between Gordmans, Inc. and Gordmans Management Company, Inc. dated October 31, 2004.

42)	Private Label Credit Card Program Agreement by and between World Financial Network National Bank and Gordmans, Inc. dated September 6, 2002, as amended.

43)	Professional Services Agreement by and between Select Business Solutions, Inc. and Gordmans, Inc. dated January 24, 2004.

44)	Symbolcare Services Support Agreement by and between Agilsys, Inc. and Gordmans Management Company, Inc. dated March 4, 2005.

45)	Expressions from Hallmark Marketing Agreement by and between Gordmans, Inc. and Hallmark Marketing Corporation dated January 18, 2001.

46)	Sales Agreement by and between GlassHouse Systems, Inc. and Gordmans, Inc. dated October 23, 2007.

47)	Information Services Agreement by and between General Electric Company and Gordmans, Inc. dated April 23, 1992.

48)	Information Builders Master Consulting Services Agreement by and between Information Builders, Inc. and Gordmans, Inc. dated October 2, 2006; subsequent Task Order between the same parties dated December 29, 2006.

49)	Consultant Agreement by and between BottomLine Advantage, LLC and Gordmans Management Company, Inc. dated December 22, 2006.

50)	BMC Software License Agreement by and between BMC Software Distribution, Inc. and Gordmans, Inc. dated March 17, 2005.

51)	Software License Agreement by and between Richman Gordman 1/2 Price Stores, Inc. and Chicago-Soft, Ltd. dated June 10, 1998 and most recently amended December 18, 2007.

52)	License Agreement by and between Computer Associates International, Inc. and Gordmans, Inc. dated January 30, 2003.

53)	Local Exchange Services Agreement by and between AT&T Corp. and Gordmans, Inc. dated July 20, 2006.

54)	Sprint Service Agreement by and between Sprint Solutions, Inc. and Gordmans, Inc. dated August 31, 2005, as amended November 27, 2007.

55)	Master Agreement for Equipment, Software and Services by and between Gordmans Management Company, Inc. and Agilsys S.C. Inc dated effective March 4, 2005.

56)	Software License Agreement by and between Comshare, Inc. and Richman Gordman Stores, Inc. dated June 28, 1993.

57)	Source Code Access Agreement by and between NSB Retail Solutions, Inc. and Gordmans Management Company, Inc. dated April 18, 2008.

58)	Software License Agreement by and between MAX Software, Inc. and Gordmans, Inc. dated November 29, 2000 as amended July 10, 2003 and October 19, 2005.

59)	Highjump Software End User Agreement by and between HighJump Software, LLC and Gordmans Distribution Company, Inc. dated March 30, 2005.

60)	BMW Vehicle Lease Agreement by and between John Markel, Inc. and Gordmans, Inc. dated May 23, 2008.

61)	Wire Transfer Services Agreement by and between Gordmans Management Company, Inc. and Wells Fargo Bank, N.A. dated August 14, 2007.

62)	Equipment and Software Maintenance Agreement by and between Windstream of the Midwest, Inc. and Gordmans, Inc. dated November 26, 2007.

63)	Compliance Validation Services for the Payment Card Industry Data Security Standard Agreement by and between Trustwave Holdings, Inc. and Gordmans, Inc. dated September October 11, 2007.

64)	Professional Inventory Counting Services Agreement by and between WIS International and Gordmans, Inc. dated August 31, 2006

65)	House of Brick Managed Services Agreement by and between House of Brick Technologies, LLC and Gordmans, Inc. dated February 1, 2007.

66)	House of Brick, LLC Consulting Agreement by and between House of Brick, LLC and Gordmans, Inc. dated May 12, 2000.

67)	MarkdownXpert Services Agreement by and between AIS and Gordmans, Inc. dated August 15, 2008.

68)	Facility Services Rental Agreement by and between Cintas Corporation and Gordmans, Inc. dated July 31, 2007.

69)	Waste and Recycling Agreement by and between Oakleaf Waste Management, LLC and Gordmans, Inc. dated July 11, 2007.

70)	Vehicle Lease Services Agreement by and between Penske Truck Leasing Co., LP and Gordmans, Inc. dated November 19, 2004.

71)	Driver Services Agreement by and between American Driver Service, Inc. and Richman Gordman, Inc. dated September 22, 1988, effective October 3, 1988.

72)	Major Merchant Transaction Processing Agreement by and between First National Bank of Omaha and Gordmans, Inc. dated September 30, 2003, as amended August 2, 2006.

73)	T&E Card Amendment to the Major Merchant Transaction Agreement by and between First National Bank of Omaha and Gordmans, Inc. dated October 17, 2003.

SECTION 3.21(b)

MATERIAL CONTRACTS

1) See Section 3.19(b)(v) above.

SECTION 3.22

AFFILIATE TRANSACTIONS

i) A.G. Realty Company, LP, whose principals include Jerry Gordman and Nelson Gordman, is the lessor to the Company of the Store #44 (Lincoln, NE) and the Company Corporate Offices, Store #53 (Omaha, NE).

SECTION 3.23

SUPPLIERS

1) See attached.

All Payments - Factored and Non-Factored
01/30/2005	to	01/28/2006

VENDOR NAME	FACTOR NAME	AMT PAID

ELIZABETH ARDEN/FF		$3,441,358.16
JERI-JO/ENERGIE/CURRANTS		$3,375,876.37
KIDS HEADQUARTERS	Milberg	$3,060,842.43
COMMON SCENTS INC		$2,449,234.52
QUALITY KING DIST		$2,382,824.41
THREE HANDS CORPORATION		$2,251,294.03
ADIDAS SALES, INC		$2,147,451.67
DON WASSERMAN INTL		$2,089,822.09
NOTATIONS	Century	$1,995,838.35
LEI DIVISION OF RSV SPORT		$1,939,871.47
CREW KNITWEAR/55 BLUE	CIT	$1,816,559.51
HADDAD CLOTHING CO LTD		$1,768,347.14
GOLDEN TOUCH/GLOBAL GOLD	CIT	$1,755,353.12
MISS ERIKA, INC.		$1,732,736.91
WILCO IMPORTS		$1,686,919.35
ROSETTI HANDBAGS & ACCESSO		$1,587,003.25
BRIGGS NEW YORK CORP		$1,546,163.70
CAPELLI OF NEW YORK	CIT	$1,544,017.70
DON MECHANIC ENTERPRISES		$1,451,170.53
UNION BAY SPORTSWEAR/SYNC	CIT	$1,446,313.07
Others		$190,997,18.67

		$232,466,184.75

Summary of Vendor Payments

All Payments - Factored and Non-Factored
01/29/2006	to	02/03/2007

VENDOR NAME	DIVISION	FACTOR NAME	AMT PAID
1 KIDS HEADQUARTERS	4 KIDS	Milberg	$6,233,644.44	2.4%
2 JERI-JO/ENERGIE/CURRANTS	7 JRS		$5,018,564.10	1.9%
3 GOLDEN TOUCH/GLOBAL GOLD/LA GOLD	6/7 MS/JRS	CIT	$4,089,448.80	1.6%
4 THREE HANDS CORPORATION	10 HOME		$3,486,432.42	1.3%
5 WICKED FASHIONS INC	3 MENS	Century	$3,345,270.00	1.3%
6 HADDAD CLOTHING CO LTD	4 KIDS		$3,064,806.36	1.2%
7 QUALITY KING DIST	8 FRG		$3,036,294.83	1.2%
8 ADIDAS SALES, INC	3/4 MN/KIDS		$3,005,510.89	1.1%
9 LEVI STRAUSS & CO., INC.	3/4 MN/KIDS		$2,612,787.71	1.0%
10 COMMON SCENTS INC	8 FRG		$2,609,680.52	1.0%
11 DAJON INC	8 FRG		$2,591,238.30	1.0%
12 ELIZABETH ARDEN/FF	8 FRG		$2,563,824.35	1.0%
13 NOTATIONS	6 MS	Century	$2,545,992.46	1.0%
14 DON WASSERMAN INTL	10 HOME		$2,161,270.49	0.8%
15 R SISKIND & CO	3 MENS	CIT	$2,089,357.51	0.8%
16 ANGELS	7 JRS	Capital	$1,927,169.26	0.7%
17 YMI JEANSWEAR	7 JRS	CIT	$1,897,372.57	0.7%
18 ROSETTI HANDBAGS & ACCESSORIES	5 ACC	CIT	$1,866,706.11	0.7%
19 COCOMO APPAREL INC	6/7 MS/JRS		$1,720,552.89	0.7%
20 CAPELLI OF NEW YORK	5 ACC	CIT	$1,647,307.71	0.6%
21 DON MECHANIC ENTERPRISES	10 HOME		$1,630,191.67	0.6%
22 CUTE GIRL INC.	4/7 KIDS JRS		$1,621,323.46	0.6%
23 MOBILE EIGHT APPAREL CORP	4/7 KIDS JRS	Century	$1,578,081.60	0.6%
24 EMLAWRENCE LTD	7 JRS	GMAC	$1,565,971.35	0.6%	24.9%
25 BY DESIGN L.L.C.	6/7 MS/JRS	Capital	$1,503,184.11	75.1%
Others			$197,195,949.69

			$262,607,933.60

Summary of Vendor Payments

All Payments - Factored and Non-Factored
02/03/2007	to	02/02/2008

VENDOR NAME	FACTOR NAME	AMTPACQi
WICKED FASHIONS INC	GMAC		$8,493,178.49	23.4%
GOLDEN TOUCH/GLOBAL GOLD	CIT		$5,364,447.66	23.4%
JERI-JO/ENERG2E/CURRANTS			$4,513,182.96	23.4%
ECKO UNLTD	CIT		$3,284,622.26	23.4%
ELIZABETH ARDEN/FF			$3,280,615.61	23.4%
QUALITY KING DIST			$2,866,898.75	23.4%
DAJON INC			$2,850,557.23	23.4%
DON WASSERMAN INTL			$2,719,199.66	23.4%
ADIDAS SALES, INC			$2,441,901.20	23.4%
COMMON SCENTS INC			$2,360346.51	23.4%
KIDS HEADQUARTERS	Milberg		$2,344,336.43	23.4%
ANGELS	Capital		$2,327,297.01	23.4%
BY DESIGN L.L.C.	Capital		$2,322,831.02	23.4%
THREE HANDS CORPORATION			$2,176,557.57	23.4%
GLORIA VANDERBILT APPAREL			$2,108,747.48	23.4%
WESTERN GLOVE WORKS			$2,057,293.96	23.4%
COCOMO APPAREL INC		.$	2,034,450.23	23.4%
CNC CLOTHING/CANDY RAIN			$1,975,061.41	23.4%
LEVI STRAUSS & CO., INC			$1,855,685.57	23.4%
ROSETTI HANDBAGS & ACCESSO	CIT		$1,836,477.50	23.4%
Others			$194,357,384.39	23.4%

			$253,571,072.90

Summary of Vendor Payments

All Payments - Factored and Non-Factored
02/03/2008	to	08/02/2008

VENDOR NAME	FACTOR NAME	AMT PAID
WICKED FASHIONS INC	GMAC	$3,711,577.43
ECKO UNLTD	CIT	$2,626,154.19
GOLDEN TOUCH/GLOBAL GOLD	CIT	$2,401,007.94
JERI-JO/ENERGIE/CURRANTS		$1,856,900.62
DON WASSERMAN INTL		$1,477,060.33
ANGELS	Capital	$1,456,195.10
THREE HANDS CORPORATION		$1,441,381.10
ELIZABETH ARDEN/FF		$1,316,977.95
GLORIA VANDERBILT APPAREL		$1,255,583.77
ADIDAS SALES, INC		$1,249,014.53
UMA ENTERPRISES INC		$1,231,684.47
KIDS HEADQUARTERS	Milberg	$1,124,919.36
COCOMO APPAREL INC		$1,105,459.62
WESTERN GLOVE WORKS		$1,036,712.50
NATIVE INTIMATES	CIT	$1,032,457.00
CNC CLOTHING/CANDY RAIN		$964.648.39
BY DESIGN L.L.C.	Capital	$937,188.73
LEVI STRAUSS & CO., INC		$816,370.52
KATHY VAN ZEELAND		$770,803.50
CHAPS BY RALPH LAUREN		$754,015.53
Others		$83,173,267.65

		$111,739,560.23

Summary of Vendor Payments

SECTION 3.24

BANK ACCOUNTS

1) Jeff Gordman and Mike James are the only authorized signatories on the bank accounts that are listed on the attached.

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNT #	ACCOUNT NAME
Bank of the Ozarks	470-373-5553	Julie Coonrod. Branch Manager	2432000012	Gordmans #79
3587 New Hope Road	479-878-5541	Fax number - Bank of the Ozarks
Rogers, AR 72758	479-878-5540	Deanna James
Mailina address:	479-878-5540	Use this number to order:
P.O. Box 989		Change Orders-Cutoff time 10 AM
Bentonvllle, AR 72712		Supplies - Deposit slips, deposit bags

ABA# 082 907 273

First Tennessee Bank	901-523-4418	Barbara W. Glankier, Sales Assistant, National Dept
165 Madison Avenue, 9th Floor	901-523-4267	Barbara’s fax number
Memphis, TN 38103-2723		Barbara’s email: bwgiankler@ftb.com
	901-523-5438	Inez Kerr - Customer Service/Vault
Bank Office:	901-523-5128	Inez’s fax number
First Tennessee Bank - Memphis		Change Order cut-off time - Next day Service - 10:30AM
300 Court Avenue	Inez’s email	Ikerr@firslhorizon.com
Memphis, TN 38103	901-523-5491	Myra or Hope; to place change orders
	901-523-5493	Richard “Criswell, Vault Manager

	Master Account:	009762419
ABA# 084 000 026
	Sub-Accounts: Store 73:	003762420
Southaven
	Store 74:	009762421
Germantown
	Store 75:	009762422
Sir Barton

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNT #	ACCOUNT NAME
Busey Bank	217-351-6610	Maria Castor, CM & EFT	01194349	Gordmans St 4
100 West University	217-351-6527	Terri Benton, Pers BanKer
Champaign, lL S1S2Q	217-351-6656	Customer Service Center
Connie Price
ABA# 071 102 568		Paula
c/o Tricla Crowley, Statement Department (yeariy month-end cut off letter) Deposit cut-off time 4:00PM

Busey Bank	309-683-2330	Cathy Clough - Account Manager, New Branch	01241967	Gordmans St 71
7810 North Route 91		Deposit cut-off time 4:00PM
Peoria, IL 61615-		Cathy’s email: cathy.clough@busey.com

ABA# 071 102 558

Busey Bank	309-834-2242	Kristl Aupperle, Account Manager	01248863	Gordmans St 68
2101 North Veterans Parkway	309-061-0083	Kristi’s fax number
Bloominaton. IL 61704	309-561-3700	Teller number - change orders
Jeff Kindle
ABA# 071 102 568		jeffrey.kendall(5)busev.com
Deposit cut-off time 4:00PM

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNT#	ACCOUNT NAME
National Citv Bank	502-581-6679	Carmel A. Carrico, Treasury Management Sales Officer
101 South fifth Atreet	502-581-4077	Carmel’s fax number
Louisville, KY 40202		Carmel’s email: carme.carrico@nationalcity.com
502-581-4077	502-581-4077	Anita Maraman, Client Relationship Representative
502-581-7904	502-581-7904	Anita’s fax number
		Anita’s email; anita.maraman@nationaicity.com
ABA# 083 000 055	800-669-1518	Treasury Management Client Services (supplies)
		(to order deposit slips and deposit bag)
		(order money straps from Payless Office Supply)
	ext 32611	Heidi, Treasury Management representative
	216-912-4589	Heidi’s fax number
	502-581-7984	Kevin Anderson, Relationship Manager

	Master Account:	986459490	502-581-4077	Anita Maraman

	Sub-Accounts: Store 27:	986459503	Branch Offices: 909 North 18th Street St. Louis, MO 631 OB
				Clark Theimer
	Store 69:	986459538	7958 Crest Hills urive
	Store 70:	986459511	Rockford, IL 61111

	Store 08:	986459546	2930 Grainger Drive Springfield, IL 32701
				Julie Adams
	Store 67:	986459554	331 East Florida Street Evansviile, IN 47711

	Store 77:	986459562	418 Spring Street
	Store 78:	988459570	Lexington, KY 40508

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNT#	ACCOUNT NAME
UIYIB of Kansas City 1010 Grand Avenue (zip 64106) P.O. Box 419226	816-860-7913 816-860-7916	Randall J.Tharp, VP R_Tharp@UMB.com Cheryl Allen
Kansas City, MO 64141-6226	816-860-4838	Fax
	816-860-7157	Robin Frazier, Vault
	816-860-7271	Anna Jordan, Adj Dept
ABA# 1010 0069 5	816 860 3770	Kim.Hammer@UMB.corn asst to R Tharp
	816-860-3755	Mellissa.DougIas@UMB.corn asst to K Hammer
	816-860-7931	Vickie.Beason@UMB.corn, ACH Overdraft/Cash Mgmt
	316-860-7813	Wire Department - Diane Danks
	816-860-3488	Linda Conrad (yearly month-end cut off letter) Send to: UMB Bank, n.a., 1008 Oak, Mailstop 1170102, KC, MO 64106
	888-854-7739	To Place Change Orders

	Master Account:	9871404900	816-860-7916	Cheryl AJlen

	Sub-Accounts:		Branch Offices:
	Store 11: Store 12:	9871424189 9871424197	1217 South Agnew Oklahoma City, OK 73108 405-239-5800 405-233-5901	Clark Theimer Fax

	Store 28: Store 81:	9871424278 9871424286	130 N. Market Wichita, KS 67202 316-267-1191	Tracy Pritchett

	Store 30: Store 31:	9871424219 9871424227	1437 South Boulder Tuisa, OK 74119 918-295-2000	Julie Adams

	Store 16:	9871424387	1217 South Agnew Oklahoma City, OK 73108 405-239-5805	Natalie Williams

	Store 29:	9871832849	2100 SE 29th Street Topeka, KS 66605 785-266-8521

	Store 32:	9871672581	1150 East Battlefield Road Springfield, MO 65807 417-887-5855
	Siore 47:	9871720063	13813 East 39th Street South Independence, MO 54055 816-504-6250	Kimberly Knowles

	Store 48:	9871720071	6211 North Chestnut Avenue Kansas City, MO 64119 816-459-5730	Patrick Miller

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNTS	ACCOUNT NAME
Wells Farqo	612-573-9458	Julie Reed, Client Service Representative
Treasurey Management	866-737-8734	Julie’s fax number (my email password DD1943DD)
MAC N9300-072		Julie’s email: julie.r.reed@wellsfargo.com
111 Washington Avenue South	612-573-9510	Cari Dahlberg, Client Service Office
Minneapolis. MN 55401	866-205-2924	Kansas, City’s change order inquires
	877-851-7258 ext 2058	Supplies - Rosa Santos-Ko
	402-536-2186	Rachaei - Omaha Cash Vault
Rachael’s email: rachel.kiscoan@wellsfargo.com

	800-289-3557	Account Services - change order questions
	402-498-5027	Kathleen Mix, Relationship Associate
	402-498-5039	Linda Schoening, Treasury Management Sales	Officer
	402-498-5028	Mike Hinrichs, Relationship Manager
	612-573-9501	Jeremiah Stich, Team Lead
	612-766-5104	Joachim Stumm, Dedicated Service Manager
	612-766-5305	Laurie Post, Department Manager
	612-766-5330	Sue Koenker, Implementation Associate

ACCOUNT NUMBERS:	ABA #121000243	Main Concentration Account:	4121583009
	ABA# 121000248	Refund Disbursement	4121583025
	ABA #121000246	Merchant Card Depository	4121583017
	ABA #041203824	Controlled Disbursement-General (A/P)	9600095896
	ABA #041203824	Controlled Disbursement-Payroll	9600095902

Stores:
02: 4944963073	21: 4944963099	41:4944963032	72: 4944963057

03: 4944963131	22: 4944963305	42:4944963297	76: 4944963149

05: 4944963263	23: 4944963123	43: 4944963362	80: 4915133502

06: 4944983271	24: 4944963321	44: 4944963339	82: 4944963055

07: 4944063347	25: 4944963180	46: 4944963115

09: 4944963193	26: 4944963156	49: 4944963255

10: 4944963040	33: 4944963354	60: 4944963016

14: 4944963370	34: 4944963008	62: 4944963172

15:49449633S8	35: 4944963024	63: 4944963248

18:4944963396	36: 4944963107	64: 4944963230

19:4944963081	37: 4944963313	65: 4944353404

20:4944963289	38: 4944963214	66: 4944963164

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS		TELEPHONE/FAX	CONTACT	ACCOUNT#	ACCOUNT NAME
First National Bank of Omaha		633-3519	Fax	3341 55D4	Misc Deposits
One First National Center		633-2601	Lynn Wright - Cash Mgmt
1620 Dodge		341-0500	Bookkeeping - Stop Payment
Omaha, NE 68197		633-2614	Lisa Jones - Cash Mgmt
Lisa’s fax#: 633-2650
Cash Management Services		633-2400	Wire Transfer
First National Bank			Send Yearly cut-off letter to:
201 North 16th Street Omaha, NE 68102			FNOB Attn: Lisa Jones 1620 dodge Street, Stop 2254

ABA# 1040 0001 6
US Bank		402-348-2940	Commercial Customer Service (Omaha)
714 E. 2nd Street		1-866-322-4506	Toll-free Customer Service (Omaha)
Des Moines, IA 50309		1-866-822-4505 Fax	(for general banking business and to order supplies, i.e. , deposit slips and deposit bags)
Local commercial banking office:		402-348-2978	Julie Monaghan
1700 N. Famam Street		402-348-2964	Julie’s fax number
Omaha, NE 68102			Julie’s email: commercialcustserviceomaha1@usbank.com
Month-end cut-off letter to Julie as “All Accounts under the Gordmans’ Relationship”

ABA# 123000545		402-348-6509	Cheryl Lehotyak, Treasury Management

ACCOUNT NUMBERS:

	Main Concentration Acct:	153910151858
	Omaha #1 CC:	153910152187
	Omaha #53-Misc:	153910152195
	Refund Checks Acct:	153910154480
	ARP Account #:	1500800686275; 150080686283

Gordmans, Inc.

BANK LISTING AS OF JUNE 23, 2008

BANK ADDRESS	TELEPHONE/FAX	CONTACT	ACCOUNT #	ACCOUNT NAME
OTHER FINANCIAL INSTITUTIONS
Berkshire Mortage Finance		Dave Maisel
4550 Montgomery Avenue, Suite 1150	301-718-2000	Hallie Wyman (billing)
Bethesda, MD 20814

Solutran	763-559-2225	Replaces: Provident Bank
3600 Holly Lane, Suite 60		Send yearly month-end cut-off letter
Minneapolis, MN 55447	Non-Compliant	Gordmans, C/O Solutran, P.O.Box 46220, Minneapolis 55446
ABA# 091905295	Address	Jonathan M. Stupsky, Account Manager jstupsky@solutran.com

First of Omaha Merchant Processing		Paige Rivard
P.O. Box 2196	633-2285	Trisha Swartwood
Omaha, NE 68103

CCV Services 10413 Beardslee Blvd. (zip 98011) P.O. Box 1268 Bothell, WA 98041-1268	888-452-9150	Tiffany Gough No yearly month-end cut-off letter
Shonac Accounting Department	614-478-5743 614-476-8168	Cheryl Zoliars, Director of Accounting Cheryl’s fax number cherylzoliars@shonac.com

Mothers Work, Inc.	215-873-2200x2730 215-625-6941 (fax)	John Evans, Assistant Sales Audit Manager jevans@Motherswork.com Send yearly month-end cut-off letter

Merchant Services @ Echo, Inc. www.xpresschex.com	1-866-288-0589 1-800-291-3242	Merchant Services
	ext. 3731 ext. 3752 ext. 3739 1-505-998-3146	Terry Vellia, Merchant Services Supervisor Darlene Ren Fax number Fax yearly month-end cut-off letter - attn: Terry

SECTION 3.25

NAMES AND LOCATIONS

During the five-year period prior to the execution and delivery of the Agreement, the Company, its Subsidiaries and their respective predecessors have used the name or names under which they invoiced account debtors, maintained records concerning its assets or otherwise conducted business listed below:

1)	None*

All of the tangible assets and properties of the Company and its Subsidiaries are located at the locations set forth below:

1)	All of the Owned Real Property listed on Section 3.19 of the Company Disclosure Schedule.

2)	All of the Leased Real Property listed on Section 3.19 of the Company Disclosure Schedule.

*	Richman Gordman 1/2 Price Stores, Inc. was the Company name prior to March 2000.

SECTION 3.27

PROMOTIONS PROGRAM

1) None.

SECTION 5.1

CONDUCT OF BUSINESS OF THE COMPANY PENDING THE MERGER

1)	An Internal Revenue Service audit regarding the Company’s capitalization of certain temporary labor and supplies related to opening new stores in 2006 and the determination of the useful life of an HVAC system resolved on the terms specified on attached Appendix 3.10(2) above.

SECTION 5.1(e)

CAPITAL EXPENDITURE BUDGET

The Company’s Capital Expenditure Budget for 2008 is set forth below:

Capital Expenditures for FY 2008 ($ in 000s)

Distribution Center – Omaha	$596

Stores – basic projects	$2,419

Fixturing	$1,581

Wood Shop & Sign Shop	$—

Asset Protection	$152

Information Technology	$968

Finance, Marketing, HR, etc.	$275

Operations	$20

Corporate Reserve	$500

Maintenance Capital Expenditures	$6,511

Total Capital Expenditures	$6,511

SECTION 7.2(m)

COMPANY TRANSACTION EXPENSES

Deal Party

Harris Williams

Morris, Nichols, Arsht

Husch Blackwell Sanders LLP

Ernst & Young

Intralinks – Data Room

SECTION 9.2

INDEMNITY MATTERS

1) Any and all claims by stockholders or holders of Options of the Company against the Company in their capacity as Stockholders or holders of Options.

2) All Taxes which an Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to or incidental to or by virtue of the closing agreement dated August 28, 2008 on Form 4549 between the Company and the Internal Revenue Service , but solely to the extent that such Taxes exceed the amount included in the computation of Aggregate Merger Consideration; provided that such indemnity shall be without duplication of any other indemnifications paid under the Agreement for the same Taxes.

SECTION 9.5

STOCKHOLDERS’ REPRESENTATIVE

1) RG Stock Trust. Pursuant to the Last Will and Testament of Dan Gordman dated December 14, 1992, at Article Tenth, all shares of Richman Gordman Stores, Inc. and its subsidiaries (now, collectively, Gordmans, Inc.) which were held by Dan Gordman were placed into a trust (the “RG Stock Trust”). Initial beneficiaries of the RG Stock Trust were Nelson T. Gordman, Jeffrey J. Gordman and Jerome P. Gordman. Jeffrey J. Gordman is the Trustee of the RG Stock Trust and remains Trustee with sole power to vote and cause the sale or other transfer of the stock of the RG Stock Trust pursuant to Article Tenth and Article Sixteenth of the Last Will and Testament of Dan Gordman. Current beneficiaries under the RG Stock Trust also include certain children and grandchildren of Jerome P. Gordman and their trusts.

2) Voting Trust. Pursuant to a certain Voting Trust Agreement dated November 30, 1998, Jeffrey J. Gordman, as Trustee for the RG Stock Trust, acting in a fiduciary capacity distributed 5,670,000 shares of common stock of the Company beneficially owned by Nelson T. Gordman from the RG Stock Trust to the NG-LG Family Limited Partnership (also known as the “NG-RG Family Limited Partnerships”) and the Nelson and Linda Gordman Foundation. Jeffrey J. Gordman remains Trustee with sole power to vote and cause the sale or other transfer of the stock of the RG Stock Trust including all stock distributed to Nelson T. Gordman or subsequently transferred by Nelson T. Gordman under that certain Stock Voting Agreement dated November 30, 1998, between Jeffrey J. Gordman as Trustee of RG Stock Trust and Nelson T. Gordman.

SECTION 11.2

KNOWLEDGE

1) Jeff Gordman

2) Mike James

3) Norm Farrington

4) Deb Kouba

5) Ron Hall

6) Mike Remsen